As filed with the Securities and Exchange Commission on April 29, 2016

Securities Act Registration No. 333-22467

Investment Company Act File No. 811-08073

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 36

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 37

State Farm Variable Product Trust

(Exact name of Registrant as Specified in Charter)

One State Farm Plaza, Bloomington, Illinois	61710-0001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code (888) 702-2307

Alan Goldberg
Joe R. Monk, Jr.	Stradley Ronon Stevens & Young, LLP
One State Farm Plaza	191 North Wacker Dr, Suite 1601
Bloomington, Illinois 61710-0001	Chicago, Illinois 60606

(Names and addresses of agents for service)

Amending Parts A, B and C, and filing exhibits

It is proposed that this filing will become effective:

☐	Immediately upon pursuant to rule 485(b)

☒	on May 1, 2016 pursuant to rule 485(b)

☐	60 days after filing pursuant to rule 485(a)(1)

☐	on pursuant to rule 485(a)(1)

☐	75 days after filing pursuant to rule 485(a)(2)

☐	on pursuant to rule 485(a)(2)

State Farm Variable Product Trust

•	Money Market Fund
•	Large Cap Equity Index Fund
•	Small Cap Equity Index Fund
•	International Equity Index Fund
•	Large Cap Equity Fund
•	Small/Mid Cap Equity Fund
•	International Equity Fund
•	Bond Fund
•	Stock and Bond Balanced Fund

The Securities and Exchange Commission has not approved or disapproved the shares of the funds or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS—MAY 1, 2016

2

INVESTMENTS, EXPENSES, STRATEGIES, RISKS AND PERFORMANCE

MONEY MARKET FUND

Investment Objective:    The Money Market Fund (the “Fund”) seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity.

What are the costs of investing in the Fund?

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.10%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.31%
Total Annual Fund Operating Expenses(1)	0.41%

(1)	The expense information in the table above has been restated to reflect current fees.

Expense Example    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$42	$132	$230	$518

The example does not reflect additional charges and expenses that are described in the prospectuses for the variable deferred annuity and variable universal life insurance policies issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company. If those charges and expenses were included, the expenses would be higher.

Principal Investment Strategies

Unlike most other mutual funds, the Fund seeks to maintain a stable net asset value (“NAV”) of $1.00 per share. This Fund invests exclusively in short-term U.S. dollar denominated money market securities, including those issued by U.S. and foreign financial institutions, corporate issuers, the U.S. Government and its agencies and instrumentalities, municipalities, foreign governments, and multi-national organizations, such as the World Bank.

Among the securities that the Money Market Fund may invest in are the following:

•

Securities issued or guaranteed by the U.S. Government or its agencies, including Treasury Bills, notes, and securities issued by U.S. Government agencies such as the Federal National Mortgage Association.

•

Commercial paper issued or guaranteed by U.S. corporations and certain other entities that are rated in the two highest rating categories of a nationally recognized statistical rating organization (“NRSRO”).

•	Repurchase agreements with certain parties.

•

Certain obligations of large (more than $1 billion in total assets) U.S. banks and their subsidiaries (including certain Canadian affiliates), including, but not limited to, bank notes, commercial paper, and certificates of deposit.

•	Other short-term obligations issued by or guaranteed by U.S. corporations, state and municipal governments, or other entities.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment by maintaining a stable NAV of $1.00 per share, the Fund may not succeed and you may lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or another government agency. An investor in the Fund is subject to the following types of risks:

•

Management Risk.    The assessment by the Fund’s investment adviser of the securities to be purchased or sold by the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

•

Interest Rate Risk and Call Risk.    The risk that the bonds the Fund holds may decline in value due to an increase in interest rates. All bonds, including those issued by the U.S. Government, are subject to interest rate risk. Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors, including governmental policy, monetary policy, inflation expectations, perceptions of risk and supply and demand for bonds. Bonds with longer maturities are affected more by interest rate movements than bonds with shorter maturities.

Another risk associated with interest rate changes is call risk. Call risk is the risk that during periods of falling interest rates, a bond issuer will “call” or repay a higher yielding bond before the maturity date of the bond. Under these circumstances, the Fund may have

3

to reinvest the proceeds in an investment that provides a lower yield than the called bond.

•

Credit Risk.    The risk that a bond issuer fails to make principal or interest payments when due to the Fund, or that the credit quality of the issuer falls. Corporate bonds are subject to greater credit risk than U.S. Government bonds.

•	Income Risk. The risk that the income from the bonds the Fund holds will decline.

•	Inflation Risk. The risk that the value of the assets or income from an investment will be worth less in the future as inflation decreases the value of money.

•

Government Securities Risk.    The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity, and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government related organizations may not have the funds to meet their payment obligations in the future. U.S. government securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

•

Transactions Risk.    The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

•

Net Asset Value Risk.    There is no assurance that the Fund will maintain a net asset value of $1.00 per share on a continuous basis. Furthermore, there can be no assurance that the Fund’s sponsor will purchase distressed assets from the Fund, make capital infusions, enter into capital support agreements or take other actions to ensure that the Fund maintains a net asset value of $1.00 per share. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the Fund, could face a universal risk of increased redemption pressures, potentially jeopardizing the stability of their net asset values. In general, certain other money market funds have in the past failed to maintain stable net asset values and there can be no assurance that such failures and resulting redemption pressures will not occur in the future.

An investment in the Fund may be appropriate for you if you seek stability of principal, an investment for the cash portion of an asset allocation plan or are looking for an investment with a lower degree of risk. The Fund may not be suitable for you if you are seeking an investment that is likely to significantly outpace inflation, are investing for retirement or other longer term goals or are investing for growth or maximum current income.

Investment Results

The following bar chart and table illustrate certain risks of investing in the Fund by showing changes in the Fund’s performance from year to year. This information is intended to help you assess the variability of the Fund’s returns over the periods listed to a measure of market performance (and consequently, the potential returns and risks of an investment in the Fund).

The Fund’s past performance doesn’t necessarily indicate how it will perform in the future.

Annual Total Returns For Calendar Years

The Fund’s best and worst quarters during the periods in the bar chart were:

Best quarter: 1.23%,

during the fourth quarter of 2006.

Worst quarter: 0.00%,

during the fourth quarter of 2015.

The following table shows the average annual total return on an investment in the Fund for the 1, 5 and 10-year periods ended 12/31/2015.

Average Annual Total Returns

(for the periods ended December 31, 2015)

	1 Year	5 Year	10 Year
Money Market Fund	0.00%	0.00%	1.13%

The Money Market Fund’s current 7-day yield on December 31, 2015 was 0.00%.

Fund Management

State Farm Investment Management Corp. (“SFIM”) serves as the investment adviser to the Fund.

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains.

4

LARGE CAP EQUITY INDEX FUND

Investment Objective:    The Large Cap Equity Index Fund (the “Fund”) seeks to match performance of the S&P 500® Index (the “S&P 500”) by investing in the securities that make up the S&P 500.

What are the costs of investing in the Fund?

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.11%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.05%
Total Annual Fund Operating Expenses(1)	0.16%

(1)	The expense information in the table above has been restated to reflect current fees.

Expense Example    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$16	$52	$90	$205

The example does not reflect additional charges and expenses that are described in the prospectuses for the variable deferred annuity and variable universal life insurance policies issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company. If those charges and expenses were included, the expenses would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 3% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve investment performance that is similar to the S&P 500 (the Fund’s target benchmark). The S&P 500 is a widely used measure of large U.S. company stock performance. Standard & Poor’s (“S&P”) selects stocks for the S&P 500 based upon the following factors:

•	market value

•	industry group classification (so that the S&P 500 represents a broad range of industry segments within the U.S. economy)

•	trading activity, to ensure ample liquidity and efficient share pricing

•	fundamental analysis, to ensure that companies in the S&P 500 are stable

The Fund pursues its investment objective by:

•	investing in substantially all of the securities that make up the S&P 500

•	investing in these securities in proportions that match, approximately, the weightings of the S&P 500

Under normal operating conditions, the Fund seeks to invest at least 90% of its total assets in stocks that are represented in the S&P 500.

BlackRock Fund Advisors (“BFA”), the sub-adviser to the Fund, may sell securities to reflect security changes within the index or to balance the portfolio to the index. Securities may also be sold based upon tax considerations, liquidity needs or other portfolio management considerations.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or another government agency. An investor in the Fund is subject to the following types of risks:

•	Equity Securities Risk. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

•

Market Risk.    Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

•

Management Risk.    The assessment by the Fund’s investment adviser or sub-adviser of the securities to be purchased or sold by the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

5

•

Index Fund Risk.    An index fund has operating and other expenses, while an index does not. As a result, while the Fund will attempt to track its benchmark index as closely as possible, it will tend to underperform the index to some degree over time. If an index fund is properly correlated to its stated index, that fund will perform poorly when the index performs poorly.

•	Indexing Risk. This Fund attempts to match the performance of a securities market index, but there is no guarantee that this Fund will succeed in its attempt to match such performance.

•

Security Selection Risk.    Because securities market indices are developed by persons unrelated to the Fund, State Farm Investment Management Corp. (“SFIM” or the “Manager”) or the Fund’s sub-adviser, the Fund may hold stocks in companies that present risks that the Manager or the Fund’s sub-adviser researching individual stocks might avoid.

An investment in the Fund may be appropriate for you if you intend to maintain your investment for many years and through multiple stock market cycles. Because of stock market volatility, the Fund may not be a suitable investment if you have a short-term investment horizon or if you are unwilling to accept fluctuations in share price, including significant declines over a given period.

Investment Results

The following bar chart and table illustrate certain risks of investing in the Fund by showing changes in the Fund’s performance from year to year. This information is intended to help you assess the variability of the Fund’s returns over the periods listed to a measure of market performance (and consequently, the potential returns and risks of an investment in the Fund).

The Fund’s past performance doesn’t necessarily indicate how it will perform in the future.

Annual Total Returns For Calendar Years

The Fund’s best and worst quarters during the periods in the bar chart were:

Best quarter: 15.80%,

during the second quarter of 2009.

Worst quarter: -21.87%,

during the fourth quarter of 2008.

The following table shows the Average Annual Total Returns on an investment in the Fund compared to changes in the S&P 500 for the 1, 5 and 10-year periods ended 12/31/2015. The S&P 500 is a capitalization-weighted measure of the common stocks of 500 large U.S. companies. The S&P 500 represents an unmanaged group of stocks that differ from the composition of the Fund.

Average Annual Total Returns

(for the periods ended December 31, 2015)

	1 Year	5 Year	10 Year
Large Cap Equity Index Fund	1.12%	12.26%	7.02%
S&P 500 Index (Returns reflect no deduction for fees, expenses or taxes.)	1.38%	12.57%	7.31%

Fund Management

SFIM serves as the investment adviser to the Fund. SFIM has engaged BFA as the investment sub-adviser to provide day-to-day portfolio management for the Fund.

BFA uses individual portfolio managers to manage the Fund’s investments.

Portfolio Manager	Length of Portfolio Manager Service	Title
Greg Savage	Since 2009	Managing Director

Alan Mason	Since 2014	Managing Director

Jennifer Hsui	Since 2016	Managing Director

Creighton Jue	Since 2016	Managing Director

Rachel Aguirre	Since 2016	Director

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains.

6

SMALL CAP EQUITY INDEX FUND

Investment Objective:    The Small Cap Equity Index Fund (the “Fund”) seeks to match performance of the Russell 2000® Small Stock Index (the “Russell 2000”) by investing in some of the stocks found in the Russell 2000.

What are the costs of investing in the Fund?

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.13%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.10%
Total Annual Fund Operating Expenses(1)	0.23%

(1)	The expense information in the table above has been restated to reflect current fees.

Expense Example    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$24	$74	$130	$293

The example does not reflect additional charges and expenses that are described in the prospectuses for the variable deferred annuity and variable universal life insurance policies issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company. If those charges and expenses were included, the expenses would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests in stocks of companies that are included in the Russell 2000 Small Stock Index (the “Russell 2000 Index”) in a manner that is expected to approximate the performance of the Russell 2000 Index, the benchmark index. The Russell 2000 Index is an index of 2,000 small companies that is created by taking the largest 3,000 companies traded in the U.S and eliminating the largest 1,000 of these companies. Under normal operating conditions, the Fund seeks to invest at least 90% of its net assets in stocks that are represented in the Russell 2000 Index and will at all times invest a substantial portion of its total assets in such stocks. The Fund will invest in stocks that are represented in the Russell 2000 Index in weights that approximate the relative composition of the securities contained in the index.

BlackRock Fund Advisors (the “BFA”), the sub-adviser to the Fund, may sell securities to reflect security changes within the index or to balance the portfolio to the index. Securities may also be sold based upon tax considerations, liquidity needs or other portfolio management considerations.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the FDIC or another government agency. An investor in the Fund is subject to the following types of risks:

•	Equity Securities Risk. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

•

Market Risk.    Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

•

Management Risk.    The assessment by the Fund’s investment adviser or sub-adviser of the securities to be purchased or sold by the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

•

Smaller Company Size Risk.    The securities of small capitalization companies are often more difficult to value or dispose of, more difficult to obtain information about, and more volatile than stocks of larger, more established companies. In addition, the markets for the Fund’s investments may not be actively traded, which increases the risk that the Fund’s investment adviser or sub-adviser may have difficulty selling securities the Fund holds.

•

Index Fund Risk.    An index fund has operating and other expenses, while an index does not. As a result, while the Fund will attempt to track its benchmark index as closely as possible, it will tend to underperform the index to some degree over time. If an index fund is properly correlated to its stated index, that fund will perform poorly when the index performs poorly.

7

•	Indexing Risk. This Fund attempts to match the performance of a securities market index, but there is no guarantee that this Fund will succeed in its attempt to match such performance.

•

Security Selection Risk.    Because securities market indices are developed by persons unrelated to the Fund, State Farm Investment Management Corp. (the “Manager” or “SFIM”) or the Fund’s sub-adviser, the Fund may hold stocks in companies that present risks that the Manager or the Fund’s sub-adviser researching individual stocks might avoid.

An investment in the Fund may be appropriate for you if you intend to maintain your investment for many years and through multiple stock market cycles. Because of stock market volatility, the Fund may not be a suitable investment if you have a short-term investment horizon or if you are unwilling to accept fluctuations in share price, including significant declines over a given period.

Investment Results

The following bar chart and table illustrate certain risks of investing in the Fund by showing changes in the Fund’s performance from year to year. This information is intended to help you assess the variability of the Fund’s returns over the periods listed to a measure of market performance (and consequently, the potential returns and risks of an investment in the Fund).

The Fund’s past performance doesn’t necessarily indicate how it will perform in the future.

Annual Total Returns For Calendar Years

The Fund’s best and worst quarters during the periods in the bar chart were:

Best quarter: 20.51%,

during the second quarter of 2009.

Worst quarter: -26.13%,

during the fourth quarter of 2008.

The following table shows the Average Annual Total Returns on an investment in the Fund compared to changes in the Russell 2000 for the 1, 5 and 10-year periods ended 12/31/2015. The Russell 2000 Small Stock Index tracks the common stock performance of the 2,000 smallest U.S. companies in the Russell 3000 Index, which represents approximately 10% of the total capitalization of the Russell 3000 Index. Unlike an investment in the Fund, returns of the Russell 2000 do not reflect expenses of investing.

Average Annual Total Returns

(for the periods ended December 31, 2015)

	1 Year	5 Year	10 Year
Small Cap Equity Index Fund	-4.86%	8.72%	6.28%
Russell 2000 (Returns reflect no deduction for fees, expenses or taxes.)	-4.41%	9.19%	6.80%

Fund Management

SFIM serves as the investment adviser to the Fund. SFIM has engaged BlackRock Fund Advisors (“BFA”) as the investment sub-adviser to provide day-to-day portfolio management for the Fund.

BFA uses individual portfolio managers to manage the Fund’s investments.

Portfolio Manager	Length of Portfolio Manager Service	Title
Greg Savage	Since 2009	Managing Director

Alan Mason	Since 2014	Managing Director

Jennifer Hsui	Since 2016	Managing Director

Creighton Jue	Since 2016	Managing Director

Rachel Aguirre	Since 2016	Director

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains.

8

INTERNATIONAL EQUITY INDEX FUND

Investment Objective:    The International Equity Index Fund (the “Fund”) seeks to match performance of the MSCI Europe, Australasia, and Far East Free Index (the “EAFE® Free”) by investing in some of the stocks found in the EAFE Free.

What are the costs of investing in the Fund?

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.15%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.13%
Total Annual Fund Operating Expenses(1)	0.28%

(1)	The expense information in the table above has been restated to reflect current fees.

Expense Example    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$29	$90	$157	$356

The example does not reflect additional charges and expenses that are described in the prospectuses for the variable deferred annuity and variable universal life insurance policies issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company. If those charges and expenses were included, the expenses would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 3% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests in stocks of companies that are included in the EAFE Free Index in a manner that is expected to approximate the performance of the EAFE Free Index, the benchmark index. The EAFE Free Index is a capitalization-weighted index that currently includes stocks of companies located in 15 European countries, Australia, Israel, New Zealand, Hong Kong, Japan and Singapore. Under normal operating conditions, the Fund seeks to invest at least 90% of its net assets in stocks that are represented in the EAFE Free Index and will at all times invest a substantial portion of its total assets in such stocks. The Fund will invest in stocks that are represented in the EAFE Free Index in weights that approximate the relative composition of the securities contained in the index.

BlackRock Fund Advisors (the “BFA”), the sub-adviser to the Fund, may sell securities to reflect security changes within the index or to balance the portfolio to the index. Securities may also be sold based upon tax considerations, liquidity needs or other portfolio management considerations.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the FDIC or another government agency. An investor in the Fund is subject to the following types of risks:

•	Equity Securities Risk. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

•

Market Risk.    Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

•

Foreign Investing Risk.    Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting, legal and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks, as does the fluctuation in currency exchange rates, as well as the possible imposition of exchange control regulation or currency restrictions that could prevent the conversion of local currencies into U.S. dollars. Some foreign markets are considered to be emerging market countries. Investments in these countries subject the Fund to a greater risk of loss than investments in a developed country. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market.

•

Management Risk.    The assessment by the Fund’s investment adviser or sub-adviser of the securities to be purchased or sold by the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

•	Index Fund Risk. An index fund has operating and other expenses, while an index does not. As a result, while the Fund will

9

attempt to track its benchmark index as closely as possible, it will tend to underperform the index to some degree over time. If an index fund is properly correlated to its stated index, that fund will perform poorly when the index performs poorly.

•	Indexing Risk. This Fund attempts to match the performance of a securities market index, but there is no guarantee that this Fund will succeed in its attempt to match such performance.

•

Security Selection Risk.    Because securities market indices are developed by persons unrelated to the Fund, State Farm Investment Management Corp. (the “Manager” or “SFIM”) or to the Fund’s sub-adviser, the Fund may hold stocks in companies that present risks that the Manager or the Fund’s sub-adviser researching individual stocks might avoid.

An investment in the Fund may be appropriate for you if you intend to maintain your investment for many years and through multiple stock market cycles. Because of stock market volatility, the Fund may not be a suitable investment if you have a short-term investment horizon or if you are unwilling to accept fluctuations in share price, including significant declines over a given period.

Investment Results

The following bar chart and table illustrate certain risks of investing in the Fund by showing changes in the Fund’s performance from year to year. This information is intended to help you assess the variability of the Fund’s returns over the periods listed to a measure of market performance (and consequently, the potential returns and risks of an investment in the Fund).

The Fund’s past performance doesn’t necessarily indicate how it will perform in the future.

Annual Total Returns For Calendar Years

The Fund’s best and worst quarters during the periods in the bar chart were:

Best quarter: 25.25%,

during the second quarter of 2009.

Worst quarter: -20.17%,

during the third quarter of 2011.

The following table shows the Average Annual Total Returns on an investment in the Fund compared to changes in the EAFE Free for the 1, 5 and 10-year periods ended 12/31/2015. The EAFE Free currently measures the performance of stock markets in Europe, Australia, New Zealand, Israel, Hong Kong, Japan, and Singapore, and takes into account local market restrictions on share ownership by foreigners. The EAFE Free is meant to reflect actual opportunities for foreign investors in a local market. Unlike an investment in the Fund, returns of the EAFE Free do not reflect expenses of investing.

Average Annual Total Returns

(for the periods ended December 31, 2015)

	1 Year	5 Year	10 Year
International Equity Index Fund	-1.16%	3.05%	2.44%
EAFE Free Index (Returns reflect no deduction for fees, expenses or taxes.)	-0.81%	3.60%	3.03%

Fund Management

SFIM serves as the investment adviser to the Fund. SFIM has engaged BlackRock Fund Advisors (“BFA”) as the investment sub-adviser to provide day-to-day portfolio management for the Fund.

BFA uses individual portfolio managers to manage the Fund’s investments.

Portfolio Manager	Length of Portfolio Manager Service	Title
Greg Savage	Since 2009	Managing Director

Alan Mason	Since 2014	Managing Director

Jennifer Hsui	Since 2016	Managing Director

Creighton Jue	Since 2016	Managing Director

Rachel Aguirre	Since 2016	Director

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains.

10

LARGE CAP EQUITY FUND

Investment Objective:    The Large Cap Equity Fund (or the “Fund”) seeks long-term growth of capital.

What are the costs of investing in the Fund?

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.60%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.11%
Total Annual Fund Operating Expenses	0.71%

Expense Example    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$73	$227	$395	$883

The example does not reflect additional charges and expenses that are described in the prospectuses for the variable deferred annuity and variable universal life insurance policies issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company. If those charges and expenses were included, the expenses would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 52% of the average value of its portfolio.

Principal Investment Strategies

Two different investment sub-advisers, Bridgeway Capital Management, Inc. (“Bridgeway”) and Westwood Management Corp. (“Westwood”), select investments for the Fund. Bridgeway and Westwood each manage approximately one-half of the Fund’s portfolio. State Farm Investment Management Corp. (the “Manager” or “SFIM”) monitors the performance of the sub-advisers and the allocation of the portfolio between the sub-advisers. The principal investment strategies employed by the two sub-advisers for their respective portions of the portfolio are discussed separately below.

Bridgeway

Bridgeway primarily invests its portion of the Fund in a diversified portfolio of large growth stocks. Bridgeway defines “large stocks” as those whose market capitalization (stock market worth) falls within the range of the Russell 1000 Index, an unmanaged, market value weighted index, which measures performance of approximately 1,000 of the largest companies in the market with dividends reinvested. The Russell 1000 Index is reconstituted from time to time. The market capitalization of companies in which Bridgeway may invest may vary with market conditions. Growth stocks are those that Bridgeway believes have above average prospects for economic growth. Bridgeway selects stocks within the large-cap growth category for the Fund using a statistically driven approach. Under normal conditions, at least 80% of Bridgeway’s portion of the Fund’s net assets (plus borrowings for investment purposes) are invested in stocks from among those in the large-cap growth category at the time of purchase. However, Bridgeway will not necessarily sell a stock if it “migrates” to a different category after purchase.

Bridgeway may invest up to 10% of its segment of the Fund’s assets primarily in common stocks and depository receipts of foreign companies.

Westwood

Under normal market conditions, Westwood invests at least 80% of its portion of the Fund’s assets (which includes, for purposes of this test, the amount of any borrowings for investment purposes) primarily in common stocks and other equity securities of large capitalization companies, including foreign companies. Westwood invests in a portfolio of seasoned companies utilizing a value style of investing in which it chooses those stocks that Westwood believes have earnings prospects that are currently undervalued by the market relative to some financial measure of worth, such as the ratio of price to earnings, price to sales or price to cash flow. Westwood defines large capitalization companies as those companies with market capitalizations generally greater than $5 billion at the time of purchase, while seasoned companies generally have been operating for at least three years.

In selecting securities, Westwood maintains a list of approved securities of issuers which it believes have proven records and potential for above-average earnings growth. Westwood considers purchasing a security on such list if Westwood’s forecast for growth rates and earnings for that issuer exceeds Wall Street expectations. Other key metrics for evaluating the risk/return profile of an investment include an improving return on equity, a declining debt to equity ratio and, in the case of common equities, positive earnings surprises without a corresponding increase in Wall Street estimates. Westwood has disciplines in place that serve as sell signals, such as a security reaching a pre-determined price target, and/or a

11

fundamental change that negatively impacts the outlook and original investment thesis. The risk characteristics of Westwood’s portion of the Fund, such as beta (a measure of volatility), are generally expected to be less than those of the S&P 500 Index, the Fund’s benchmark.

Both Bridgeway and Westwood may sell individual securities for several reasons including: investment purpose of the security has been achieved, fundamental deterioration of company prospects, or better alternatives exist. Securities may also be sold based upon tax considerations, liquidity needs or other portfolio management considerations.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or another government agency. An investor in the Fund is subject to the following types of risks:

•

Market Risk.    Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

•

Foreign Investing Risk.    Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting, legal and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks, as does the fluctuation in currency exchange rates, as well as the possible imposition of exchange control regulation or currency restrictions that could prevent the conversion of local currencies into U.S. dollars. Some foreign markets are considered to be emerging market countries. Investments in these countries subject the Fund to a greater risk of loss than investments in a developed country. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market.

•

Management Risk.    The assessment by the Fund’s investment adviser or sub-adviser of the securities to be purchased or sold by the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

An investment in the Fund may be appropriate for you if you intend to maintain your investment for many years and through multiple stock market cycles. Because of stock market volatility, the Fund may not be a suitable investment if you have a short-term investment horizon or if you are unwilling to accept fluctuations in share price, including significant declines over a given period.

Investment Results

The following bar chart and table illustrate certain risks of investing in the Fund by showing changes in the Fund’s performance from year to year. This information is intended to help you assess the variability of the Fund’s returns over the periods listed to a measure of market performance (and consequently, the potential returns and risks of an investment in the Fund).

The Fund’s past performance doesn’t necessarily indicate how it will perform in the future.

Annual Total Returns For Calendar Years

The Fund’s best and worst quarters during the periods in the bar chart were:

Best quarter: 13.08%,

during the first quarter of 2012.

Worst quarter: -24.02%,

during the fourth quarter of 2008.

The following table shows the Average Annual Total Returns on an investment in the Fund compared to changes in the S&P 500 Index for the 1, 5 and 10-year periods ended 12/31/2015. The S&P 500 Index is a capitalization-weighted measure of the common stocks of 500 large U.S. companies.

Average Annual Total Returns

(for the periods ended December 31, 2015)

	1 Year	5 Year	10 Year
Large Cap Equity Fund	1.33%	12.74%	4.86%
S&P 500 Index (Returns reflect no deduction for fees, expenses or taxes.)	1.38%	12.57%	7.31%

Fund Management

SFIM serves as the investment adviser to the Fund. SFIM has engaged Bridgeway and Westwood to manage the Fund’s portfolio.

12

Bridgeway and Westwood each manage approximately one-half of the Fund’s portfolio.

Bridgeway Portfolio Managers

Portfolio Manager	Length of Portfolio Manager Service	Title
John Montgomery	Since 2008	Chief Investment Officer

Elena Khoziaeva	Since 2008	Portfolio Manager

Michael Whipple	Since 2008	Portfolio Manager

Westwood Portfolio Managers

Portfolio Manager	Length of Portfolio Manager Service	Title
Mark Freeman	Since 2008	Chief Investment Officer

Matt Lockridge	Since 2012	Senior Vice President and Research Analyst

Scott Lawson	Since 2008	Vice President and Senior Research Analyst

Lisa Dong	Since 2008	Senior Vice President and Director of Equity Research

Varun Singh	Since 2013	Vice President and Research Analyst

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains.

13

SMALL/MID CAP EQUITY FUND

Investment Objective:    The Small/Mid Cap Equity Fund (or the “Fund”) seeks long-term growth of capital.

What are the costs of investing in the Fund?

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.80%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.13%
Total Annual Fund Operating Expenses	0.93%

Expense Example    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$95	$296	$515	$1,143

The example does not reflect additional charges and expenses that are described in the prospectuses for the variable deferred annuity and variable universal life insurance policies issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company. If those charges and expenses were included, the expenses would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 119% of the average value of its portfolio.

Principal Investment Strategies

Two different investment sub-advisers, Bridgeway Capital Management, Inc. (“Bridgeway”) and Rainier Investment Management, LLC (“Rainier”), select investments for the Fund. Bridgeway and Rainier each manage approximately one-half of the Fund’s portfolio. State Farm Investment Management Corp. (the “Manager” or “SFIM”) monitors the performance of the sub-advisers and the allocation of the portfolio between the sub-advisers. The principal investment strategies employed by the two sub-advisers for their respective portions of the portfolio are discussed separately below.

Bridgeway

Bridgeway primarily invests its segment of the Fund in a diversified portfolio of small capitalization stocks. Bridgeway defines “small stocks” as those whose market capitalization (stock market value) falls within the range of the Russell 2000 Index, an unmanaged, market value weighted index, which measures performance of approximately 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The Russell 2000 Index is reconstituted from time to time. The market capitalization of companies in which Bridgeway may invest may vary with market conditions. Bridgeway selects stocks using a statistically driven approach.

Bridgeway invests in small capitalization stocks in the “value” category, which it defines as those stocks that Bridgeway believes are priced cheaply relative to some financial measures of worth, such as the ratio of price to earnings, price to sales or price to cash flow. Under normal conditions, at least 80% of Bridgeway’s portion of the Fund’s net assets (plus borrowings for investment purposes) is invested in stocks from among those in the small cap value category at the time of purchase. However, Bridgeway will not necessarily sell a stock if it “migrates” to a different category after purchase.

Bridgeway may invest up to 10% of its segment of the Fund’s assets primarily in common stocks and depository receipts of foreign companies.

Bridgeway may sell individual securities for several reasons including: the investment purpose of the security has been achieved, fundamental deterioration of company prospects, or better alternatives exist. Securities may also be sold based upon tax considerations, liquidity needs or other portfolio management considerations.

Rainier

Rainier invests its segment of the Fund primarily (at least 80% of the segment’s assets) in the common stock of mid-capitalization companies traded in the U.S. with prospects of strong earnings growth and attractive overall business fundamentals, selling at reasonable valuations. Rainier considers a mid-capitalization company as one with market capitalization, at the time of purchase, within the range of companies included in the Russell Midcap Index, an index that includes the smallest 800 securities in the Russell 1000 Index.

The portfolio managed by Rainier will invest in a blend of stocks with both growth and value characteristics. In selecting common stock for purchase by the Small/Mid Cap Equity Fund, Rainier emphasizes companies that it believes are likely to demonstrate superior business growth relative to their peers and whose equities are selling at attractive relative valuations.

14

Rainier may invest up to 20% of its segment of the Fund’s assets, primarily in common stocks and depositary receipts of foreign companies.

Rainier considers the sale of specific common stock when fundamentals deteriorate; when a stock reaches or surpasses its price target; or when better opportunities are perceived in alternative stocks.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the FDIC or another government agency. An investor in the Fund is subject to the following types of risks:

•

Market Risk.    Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

•

Foreign Investing Risk.    Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting, legal and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks, as does the fluctuation in currency exchange rates, as well as the possible imposition of exchange control regulation or currency restrictions that could prevent the conversion of local currencies into U.S. dollars. Some foreign markets are considered to be emerging market countries. Investments in these countries subject the Fund to a greater risk of loss than investments in a developed country. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market.

•

Management Risk.    The assessment by the Fund’s investment adviser or sub-adviser of the securities to be purchased or sold by the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

•

Smaller Company Size Risk.    The securities of smaller capitalization companies are often more difficult to value or dispose of, more difficult to obtain information about, and more volatile than stocks of larger, more established companies. In addition, the markets for the Fund’s investments may not be actively traded, which increases the risk that the Fund’s investment adviser or sub-adviser may have difficulty selling securities the Fund holds.

An investment in the Fund may be appropriate for you if you intend to maintain your investment for many years and through multiple stock market cycles. Because of stock market volatility, the Fund may not be a suitable investment if you have a short-term investment horizon or if you are unwilling to accept fluctuations in share price, including significant declines over a given period.

Investment Results

The following bar chart and table illustrate certain risks of investing in the Fund by showing changes in the Fund’s performance from year to year. This information is intended to help you assess the variability of the Fund’s returns over the periods listed to a measure of market performance (and consequently, the potential returns and risks of an investment in the Fund).

The Fund’s past performance doesn’t necessarily indicate how it will perform in the future.

Annual Total Returns For Calendar Years

The Fund’s best and worst quarters during the periods in the bar chart were:

Best quarter: 19.06%,

during the second quarter of 2009.

Worst quarter: -29.32%,

during the fourth quarter of 2008.

The following table shows the Average Annual Total Returns on an investment in the Fund compared to changes in the Russell 2500 Index for the 1, 5 and 10-year periods ended 12/31/2015. The Russell 2500 Index measures the performance of the 2,500 smallest securities in the Russell 3000 Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index. Unlike an investment in the Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Average Annual Total Returns

(for the periods ended December 31, 2015)

	1 Year	5 Year	10 Year
Small/Mid Cap Equity Fund	-3.99%	9.41%	6.24%
Russell 2500 Index (Returns reflect no deduction for fees, expenses or taxes.)	-2.90%	10.32%	7.56%

Fund Management

SFIM serves as the investment adviser to the Fund. SFIM has engaged Bridgeway and Rainier to manage the Fund’s portfolio.

15

Bridgeway and Rainier each manage approximately one-half of the Fund’s portfolio.

Bridgeway Portfolio Managers

Portfolio Manager	Length of Portfolio Manager Service	Title
John Montgomery	Since 2006	Chief Investment Officer

Elena Khoziaeva	Since 2006	Portfolio Manager

Michael Whipple	Since 2006	Portfolio Manager

Rainier Portfolio Managers

Portfolio Manager	Length of Portfolio Manager Service	Title
Mark W. Broughton	Since 2006	Senior Equity Portfolio Manager

James R. Margard	Since 2006	Senior Equity Portfolio Manager

Stacie Cowell	Since 2014	Senior Equity Portfolio Manager

Andrea L. Durbin	Since 2014	Senior Equity Portfolio Manager

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains.

16

INTERNATIONAL EQUITY FUND

Investment Objective:    The International Equity Fund (the “Fund”) seeks long-term growth of capital.

What are the costs of investing in the Fund?

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.80%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.32%
Total Annual Fund Operating Expenses	1.12%

Expense Example    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$114	$356	$617	$1,363

The example does not reflect additional charges and expenses that are described in the prospectuses for the variable deferred annuity and variable universal life insurance policies issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company. If those charges and expenses were included, the expenses would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 122% of the average value of its portfolio.

Principal Investment Strategies

Two different investment sub-advisers, Marsico Capital Management, LLC (“Marsico”) and Northern Cross, LLC (“Northern Cross”), select investments for the Fund. Marsico and Northern Cross each manage approximately one-half of the Fund’s portfolio. State Farm Investment Management Corp. (the “Manager” or “SFIM”) monitors the performance of the sub-advisers and the split of the portfolio between the sub-advisers. The principal investment strategies employed by the two sub-advisers for their respective portions of the portfolio are discussed separately below.

Marsico

Marsico invests its portion of the Fund primarily in common stock of foreign companies that it selects for their long-term growth potential. Marsico may invest its portion of the Fund in an unlimited number of companies of any size throughout the world, and normally invests in the securities of issuers that are economically tied to at least four different foreign countries. The Fund may invest in securities of companies economically tied to emerging markets. Some issuers of securities in the Fund’s portfolio may be based in or economically tied to the U.S. In selecting investments for the Fund, Marsico uses an approach that combines ‘top-down’ macro-economic analysis that focuses on broad financial and economic indicators with ‘bottom-up’ stock selection that initially focuses on individual stocks.

Marsico may sell individual securities for several reasons including: price target of the security has been achieved, fundamental deterioration of company prospects, or better alternatives exist. Securities may also be sold based upon tax considerations, liquidity needs or other portfolio management considerations.

Northern Cross

Northern Cross invests its portion of the Fund in securities issued by foreign companies which it believes have the potential for long term margin expansion. Northern Cross primarily focuses on common stocks priced cheaply relative to some financial measure of worth, such as ratios of price to earnings, price to sales or price to cash flow. Under normal market conditions Northern Cross will invest its portion of the Fund in 60-80 companies with a diversified representation of sectors. In selecting securities for the Fund, Northern Cross gives careful consideration to currency, political stability and other effects of international investing.

Northern Cross may sell individual securities for several reasons including: full valuation of the security has been achieved, fundamental deterioration of company prospects, or better alternatives exist. Securities may also be sold based upon tax considerations, liquidity needs or other portfolio management considerations.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed

17

by the FDIC or another government agency. An investor in the Fund is subject to the following types of risks:

•

Market Risk.    Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

•

Foreign Investing Risk.    Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting, legal and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks, as does the fluctuation in currency exchange rates, as well as the possible imposition of exchange control regulation or currency restrictions that could prevent the conversion of local currencies into U.S. dollars. Some foreign markets are considered to be emerging market countries. Investments in these countries subject the Fund to a greater risk of loss than investments in a developed country. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market.

•

Management Risk.    The assessment by the Fund’s investment adviser or sub-adviser of the securities to be purchased or sold by the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

An investment in the Fund may be appropriate for you if you intend to maintain your investment for many years and through multiple stock market cycles. Because of stock market volatility, the Fund may not be a suitable investment if you have a short-term investment horizon or if you are unwilling to accept fluctuations in share price, including significant declines over a given period.

Investment Results

The following bar chart and table illustrate certain risks of investing in the Fund by showing changes in the Fund’s performance from year to year. This information is intended to help you assess the variability of the Fund’s returns over the periods listed to a measure of market performance (and consequently, the potential returns and risks of an investment in the Fund).

The Fund’s past performance doesn’t necessarily indicate how it will perform in the future.

Annual Total Returns For Calendar Years

The Fund’s best and worst quarters during the periods in the bar chart were:

Best quarter: 25.61%,

during the second quarter of 2009.

Worst quarter: -23.84%,

during the fourth quarter of 2008.

The following table shows the Average Annual Total Returns on an investment in the Fund compared to changes in the Morgan Stanley Capital International All Country World Index (ex-U.S.) (the “MSCI ACWI ex-U.S. Index”) for the 1, 5 and 10-year periods ended 12/31/2015. MSCI ACWI ex-U.S. Index is a free float adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the United States.

Average Annual Total Returns

(for the periods ended December 31, 2015)

	1 Year	5 Year	10 Year
International Equity Fund	-0.17%	2.62%	2.14%
MSCI ACWI ex-US Index (Returns reflect no deduction for fees, expenses or taxes.)	-5.66%	1.06%	2.92%

Fund Management

SFIM serves as the investment adviser to the Fund. SFIM has engaged Marsico and Northern Cross to manage the Fund’s portfolio.

18

Marsico and Northern Cross each manage approximately one-half of the Fund’s portfolio.

Marsico Portfolio Manager

Portfolio Manager	Length of Portfolio Manager Service	Title

Munish Malhotra	Since 2010	Portfolio Manager, Senior Analyst

Northern Cross Portfolio Managers

Portfolio Manager	Length of Portfolio Manager Service	Title
Howard Appleby	Since 2008	Principal and Portfolio Manager

James LaTorre	Since 2008	Principal and Portfolio Manager

Jean-Francois Ducrest	Since 2008	Principal and Portfolio Manager

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains.

19

BOND FUND

Investment Objective:    The Bond Fund (the “Fund”) seeks to realize over a period of years the highest yield consistent with prudent investment management through current income and capital gains.

What are the costs of investing in the Fund?

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.09%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.60%

Expense Example    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$61	$192	$335	$750

The example does not reflect additional charges and expenses that are described in the prospectuses for the variable deferred annuity and variable universal life insurance policies issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company. If those charges and expenses were included, the expenses would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 9% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in investment grade bonds issued by U.S. companies, U.S. Government and agency obligations, and mortgage backed securities. Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings in investment grade bonds or in bonds that are not rated, but that State Farm Investment Management Corp. (“SFIM” or the “Manager”) has determined to be of comparable quality. A bond is investment grade if Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Financial Services LLC, a division of McGraw Hill Financial (“S&P”) has rated the bond in one of their respective four highest rating categories. Non-investment grade bonds are commonly referred to as “junk bonds.” The Fund may invest in any of the following instruments:

•	Corporate Debt Securities: investment grade securities issued by corporations and to a limited extent (up to 20% of its assets), in lower rated securities

•	U.S. Government Debt Securities: securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities

•	Foreign Government Debt Securities: investment grade securities issued or guaranteed by a foreign government or its agencies or instrumentalities, payable in U.S. dollars

•	Asset Backed and Mortgage Backed Securities: investment grade securities backed by mortgages, consumer loans and other assets

•

Other Issuer Debt Securities:    the Fund may invest up to 20% of its assets in non-investment grade debt securities and preferred stocks that are convertible into common stocks as well as nonconvertible preferred stocks or securities.

In making investment decisions on specific securities, the Manager looks for companies with one or more of the following characteristics:

•	Strong cash flow and a recurring revenue stream

•	A strong industry position

•	A strong financial position

•	Strong management with a clearly defined strategy

•	Capability to develop new or superior products or services

The Manager may sell individual securities for several reasons including: price target of the security has been achieved, fundamental deterioration of company prospects, or better alternatives exist. Securities may also be sold based upon tax considerations, liquidity needs or other portfolio management considerations.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed

20

by the FDIC or another government agency. An investor in the Fund is subject to the following types of risks:

•

Management Risk.    The assessment by the Fund’s investment adviser of the securities to be purchased or sold by the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

•

Interest Rate Risk and Call Risk.    The risk that the bonds the Fund holds may decline in value due to an increase in interest rates. All bonds, including those issued by the U.S. Government, are subject to interest rate risk. Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors, including governmental policy, monetary policy, inflation expectations, perceptions of risk and supply and demand for bonds. Bonds with longer maturities are affected more by interest rate movements than bonds with shorter maturities.

Another risk associated with interest rate changes is call risk. Call risk is the risk that during periods of falling interest rates, a bond issuer will “call” or repay a higher yielding bond before the maturity date of the bond. Under these circumstances, the Fund may have to reinvest the proceeds in an investment that provides a lower yield than the called bond.

•

Prepayment and Extension Risk.    The risk that homeowners or consumers may alter the pace of repayment on their mortgage or consumer loans, which may affect the yield of mortgage-or asset-backed securities that are backed by such loans.

•

Credit Risk.    The risk that a bond issuer fails to make principal or interest payments when due to the Fund, or that the credit quality of the issuer falls. Corporate bonds are subject to greater credit risk than U.S. Government bonds.

•	Inflation Risk. The risk that the value of the assets or income from an investment will be worth less in the future as inflation decreases the value of money.

•

High Yield, High Risk Securities.    Bonds that are in low or below investment-grade categories, or are unrated at the time of purchase (sometimes referred to as “junk bonds” or high yield securities) have a greater risk of default and are more volatile than higher-rated securities of similar maturity. The value of these securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated bonds may be less liquid and more difficult to value than higher-rated securities.

•	Liquidity Risk. The investment adviser to the Fund may have difficulty selling securities the Fund holds at the time it would like to sell, and at the value the Fund has placed on those securities.

•	Income Risk. The risk that the income from the bonds the Fund holds will decline.

You may want to invest in the Fund if you are seeking higher potential returns than money market funds and are willing to accept the price volatility of bonds with longer maturities, want to diversify your investments, are seeking an income mutual fund for an asset allocation program or are retired or nearing retirement. You may not want to invest in the Fund if you are investing for maximum return over a long time horizon, want the greater growth potential of an investment in equity securities or require stability of your principal.

Investment Results

The following bar chart and table illustrate certain risks of investing in the Fund by showing changes in the Fund’s performance from year to year. This information is intended to help you assess the variability of the Fund’s returns over the periods listed to a measure of market performance (and consequently, the potential returns and risks of an investment in the Fund).

The Fund’s past performance doesn’t necessarily indicate how it will perform in the future.

Annual Total Returns For Calendar Years

The Fund’s best and worst quarters during the periods in the bar chart were:

Best quarter: 5.16%,

during the second quarter of 2009.

Worst quarter: -2.54%,

during the second quarter of 2013.

The following table shows the Average Annual Total Returns on an investment in the Fund compared to changes in the Barclays Intermediate Government/Credit Index for the 1, 5 and 10-year periods ended 12/31/2015. The Barclays Intermediate Government/Credit Index includes U.S. Government and corporate bonds maturing within one to ten years and an outstanding par value of at least $250 million.

Average Annual Total Returns

(for the periods ended December 31, 2015)

	1 Year	5 Year	10 Year
Bond Fund	1.01%	2.46%	4.13%
Barclays Intermediate Govt/Cred Index (Returns reflect no deduction for fees, expenses or taxes.)	1.07%	2.58%	4.04%

21

Fund Management

SFIM serves as the investment adviser to the Fund.

Portfolio Manager	Length of Portfolio Manager Service	Title

*Duncan Funk	Since 1998	Assistant Vice President-SFIM; Investment Executive—State Farm Mutual Automobile Insurance Company

John Malito	Since 2016	Assistant Vice President—SFIM; Investment Professional—State Farm Mutual Automobile Insurance Company

Lisa Rogers	Since 2016	Assistant Vice President—SFIM; Investment Professional—State Farm Mutual Automobile Insurance Company

*	Mr. Duncan Funk will retire as portfolio manager to the Bond Fund on June 1, 2016.

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains.

22

STOCK AND BOND BALANCED FUND

Investment Objective:    The Stock and Bond Balanced Fund (the “Fund”) seeks long-term growth of capital, balanced with current income.

What are the costs of investing in the Fund?

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.00%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.08%
Acquired Fund Fees and Expenses	0.33%
Total Annual Fund Operating Expenses	0.41%

Expense Example    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$42	$132	$230	$518

The example does not reflect additional charges and expenses that are described in the prospectuses for the variable deferred annuity and variable universal life insurance policies issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company. If those charges and expenses were included, the expenses would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 4% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests substantially all of its assets in shares of the Large Cap Equity Index Fund and the Bond Fund. The Fund attempts to maintain approximately 60% of its assets in shares of the Large Cap Equity Index Fund and 40% of its assets in shares of the Bond Fund. The Large Cap Equity Index Fund primarily invests in stocks of issuers that are listed on the S&P 500 Index. The Bond Fund invests primarily in investment grade bonds issued by U.S. companies, U.S. Government and agency obligations, and mortgage backed securities or in bonds that are not rated, but that State Farm Investment Management Corp. (“SFIM” or the “Manager”) has determined to be of comparable quality.

In making investment decisions on specific securities for the Bond Fund, the Manager looks for companies with one or more of the following characteristics:

•	Strong cash flow and a recurring revenue stream

•	A strong industry position

•	A strong financial position

•	Strong management with a clearly defined strategy

•	Capability to develop new or superior products or services

Principal Risks of Investing in the Fund

Investors who purchase shares of the Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or another government agency. An investor in the Fund is subject to the following types of risks:

•	Equity Securities Risk. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

•

Market Risk.    Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

•

Management Risk.    The assessment by a fund’s investment adviser or sub-adviser of the securities to be purchased or sold by a fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

•

Index Fund Risk.    An index fund has operating and other expenses, while an index does not. As a result, while the Fund will attempt to track its benchmark index as closely as possible, it will tend to underperform the index to some degree over time. If an index fund is properly correlated to its stated index, that fund will perform poorly when the index performs poorly.

•	Indexing Risk. An index fund attempts to match the performance of a securities market index, but there is no guarantee that such a fund will succeed in its attempt to match such performance.

•

Security Selection Risk.    Because securities market indices are developed by persons unrelated to an index fund, a fund’s investment adviser or sub-adviser, an index fund may hold stocks in companies that present risks that a fund’s investment adviser or sub-adviser researching individual stocks might avoid.

23

•

Interest Rate Risk and Call Risk.    The risk that the bonds a fund holds may decline in value due to an increase in interest rates. All bonds, including those issued by the U.S. Government, are subject to interest rate risk. Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors, including governmental policy, monetary policy, inflation expectations, perceptions of risk and supply and demand for bonds. Bonds with longer maturities are affected more by interest rate movements than bonds with shorter maturities.

Another risk associated with interest rate changes is call risk. Call risk is the risk that during periods of falling interest rates, a bond issuer will “call” or repay a higher yielding bond before the maturity date of the bond. Under these circumstances, a fund may have to reinvest the proceeds in an investment that provides a lower yield than the called bond.

•

Prepayment and Extension Risk.    The risk that homeowners or consumers may alter the pace of repayment on their mortgage or consumer loans, which may affect the yield of mortgage-or asset-backed securities that are backed by such loans.

•

Credit Risk.    The risk that a bond issuer fails to make principal or interest payments when due to a fund, or that the credit quality of the issuer falls. Corporate bonds are subject to greater credit risk than U.S. Government bonds.

•	Inflation Risk. The risk that the value of the assets or income from an investment will be worth less in the future as inflation decreases the value of money.

•

High Yield, High Risk Securities.    Bonds that are in low or below investment-grade categories, or are unrated at the time of purchase (sometimes referred to as “junk bonds” or high yield securities) have a greater risk of default and are more volatile than higher-rated securities of similar maturity. The value of these securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated bonds may be less liquid and more difficult to value than higher-rated securities.

•	Liquidity Risk. The investment adviser to a fund may have difficulty selling securities a fund holds at the time it would like to sell, and at the value a fund has placed on those securities.

•	Income Risk. The risk that the income from the bonds a fund holds will decline.

You may want to consider investing in the Fund if you are seeking higher potential returns than money market funds and are willing to accept a moderate level of volatility, want to diversify your investments, are seeking an income mutual fund for an asset allocation program or are retired or nearing retirement. You may not want to invest in the Fund if you are investing for maximum return over a long time horizon or require stability of your principal.

Investment Results

The following bar chart and table illustrate certain risks of investing in the Fund by showing changes in the Fund’s performance from year to year. This information is intended to help you assess the variability of the Fund’s returns over the periods listed to a measure of market performance (and consequently, the potential returns and risks of an investment in the Fund).

The Fund’s past performance doesn’t necessarily indicate how it will perform in the future.

Annual Total Returns For Calendar Years

The Fund’s best and worst quarters during the periods in the bar chart were:

Best quarter: 11.29%,

during the second quarter of 2009.

Worst quarter: -12.51%,

during the fourth quarter of 2008.

The following table shows the Average Annual Total Returns on an investment in the Fund compared to changes in the S&P 500 Index and Barclays Intermediate Government/Credit Index for the 1, 5 and 10-year periods ended 12/31/2015. SFIM computes the Blended Benchmark by using 60% S&P 500 Index and 40% Barclays Intermediate Government/Credit Index.

Average Annual Total Returns

(for the periods ended December 31, 2015)

	1 Year	5 Year	10 Year
Stock and Bond Balanced Fund	1.11%	8.44%	6.21%
S&P 500 Index (Returns reflect no deduction for fees, expenses or taxes.)	1.38%	12.57%	7.31%
Barclays Intermediate Govt/Cred Index (Returns reflect no deduction for fees, expenses or taxes.)	1.07%	2.58%	4.04%
Blended Benchmark (Returns reflect no deduction for fees, expenses or taxes.)	1.49%	8.65%	6.29%

24

Fund Management

SFIM serves as the investment adviser to the Fund. SFIM has engaged BlackRock Fund Advisors (or “BFA”) as investment sub-adviser for the stock portion of the Fund.

	Portfolio Manager	Length of Portfolio Manager Service	Title

BFA	Greg Savage	Since 2009	Managing Director

	Alan Mason	Since 2014	Managing Director

	Jennifer Hsui	Since 2016	Managing Director

	Creighton Jue	Since 2016	Managing Director

	Rachel Aguirre	Since 2016	Director

SFIM	*Duncan Funk	Since 1998	Assistant Vice President-SFIM; Investment Executive—State Farm Mutual Automobile Insurance Company

	John Malito	Since 2016	Assistant Vice President—SFIM; Investment Professional—State Farm Mutual Automobile Insurance Company

	Lisa Rogers	Since 2016	Assistant Vice President—SFIM; Investment Professional—State Farm Mutual Automobile Insurance Company

*	Mr. Duncan Funk will retire as portfolio manager to the Stock and Bond Balanced Fund on June 1, 2016.

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains.

25

HOW THE FUNDS INVEST

Each Fund has its own investment objective. The Board of Trustees of State Farm Variable Product Trust (the “Trust”) may change those investment objectives without a vote of the Trust’s shareholders.

The Funds and Borrowing

From time to time, each Fund may borrow money in amounts up to 33 1/3% of its total assets (including the amount borrowed). Each Fund may also borrow up to an additional 5% of its total assets (including the amount borrowed), but only for temporary purposes (for example, to facilitate distributions to shareholders or to meet redemption requests).

Frequent Trading of Portfolio Securities by the Funds

Except for the segment of the Small/Mid Cap Equity Fund sub-advised by Rainier Investment Management, LLC (“Rainier”), the Funds do not generally anticipate engaging in active and frequent trading of portfolio securities as a principal investment strategy or as a by-product of a principal investment strategy.

Due to a sell discipline based in part on price targets, Rainier’s segment of the Small/Mid Cap Equity Fund may be actively traded. This is particularly true in a market environment where securities prices are rising rapidly. Generally, the rate of portfolio turnover will not be a deciding factor in Rainier’s determining whether to sell or hold securities for its segment of the Small/Mid Cap Equity Fund. A high portfolio turnover rate (100% or more) leads to higher transaction costs, which would negatively affect overall performance of the Small/Mid Cap Equity Fund. Active trading, however, can also be defensive and actually add to the Small/Mid Cap Equity Fund’s performance if, for example, a fully valued investment is sold before a price decline or in favor of an investment with better appreciation potential.

Disclosure of Portfolio Holdings

A description of the Trust’s policies and procedures regarding the disclosure of the Funds’ portfolio securities is available in the Trust’s Statement of Additional Information (the “SAI”).

Money Market Fund

Investment Objective    The Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity.

Investment Strategies

How does this Fund pursue its investment objective?     Unlike most other mutual funds, the Money Market Fund seeks to maintain a stable net asset value of $1.00 per share. This Fund invests exclusively in short-term U.S. dollar-denominated money market securities, including those issued by U.S. and foreign financial institutions, corporate issuers, the U.S. Government and its agencies and instrumentalities, municipalities, foreign governments, and multi-national organizations, such as the World Bank.

What types of securities does the Money Market Fund invest in?    In selecting securities for the Money Market Fund, State Farm Investment Management Corp. (the “Manager” or “SFIM”) seeks highly liquid investments that present minimal credit risk. The Money Market Fund primarily invests in high quality short-term money market instruments. At least 97% of the Fund’s assets must be rated in the highest short-term category by at least two NRSROs (or one NRSRO, if only one has issued a rating), and 100% of the Fund’s assets must be invested in securities rated in the two highest rating categories.

The Money Market Fund may invest in securities that are not rated by a nationally recognized statistical rating organization (“NRSRO”) if SFIM determines that such securities are of comparable quality to, and present the same amount of risk as, similar securities that have received a rating from an NRSRO.

Among the securities that the Money Market Fund may invest in are the following:

•	Securities issued or guaranteed by the U.S. Government, including Treasury bills and notes.

•	Securities issued by U.S. Government agencies such as the Federal National Mortgage Association.

•	Commercial paper issued or guaranteed by U.S. corporations and certain other entities that are rated in the two highest rating categories of a NRSRO.

•	Repurchase agreements with certain parties.

•

Certain obligations of large (more than $1 billion in total assets) U.S. banks and their subsidiaries (including certain Canadian affiliates), including, but not limited to, bank notes, commercial paper, and certificates of deposit.

•	Other short-term obligations issued by or guaranteed by U.S. corporations, state and municipal governments, or other entities.

26

Risks

What are the main risks of investing in the Money Market Fund?

Given the types of securities that the Money Market Fund invests in, the level of risk associated with the Money Market Fund is lower than most other types of mutual funds. However, every investment involves some level of risk. An investor in the Fund is subject to the following types of risks:

•

Management Risk.    The assessment by the Fund’s investment adviser of the securities to be purchased or sold by the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

•

Interest Rate Risk and Call Risk.    The risk that the bonds the Fund holds may decline in value due to an increase in interest rates. All bonds, including those issued by the U.S. Government, are subject to interest rate risk. Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors, including governmental policy, monetary policy, inflation expectations, perceptions of risk and supply and demand for bonds. Bonds with longer maturities are affected more by interest rate movements than bonds with shorter maturities.

Another risk associated with interest rate changes is call risk. Call risk is the risk that during periods of falling interest rates, a bond issuer will “call” or repay a higher yielding bond before the maturity date of the bond. Under these circumstances, the Fund may have to reinvest the proceeds in an investment that provides a lower yield than the called bond.

•

Credit Risk.    The risk that a bond issuer fails to make principal or interest payments when due to the Fund, or that the credit quality of the issuer falls. Corporate bonds are subject to greater credit risk than U.S. Government bonds.

•	Income Risk. The risk that the income from the bonds the Fund holds will decline.

•	Inflation Risk. The risk that the value of the assets or income from an investment will be worth less in the future as inflation decreases the value of money.

•

Government Securities Risk.    The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity, and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government related organizations may not have the funds to meet their payment obligations in the future. U.S. government securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

•

Transactions Risk.    The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

•

Net Asset Value Risk.    There is no assurance that the Fund will maintain a net asset value of $1.00 per share on a continuous basis. Furthermore, there can be no assurance that the Fund’s sponsor will purchase distressed assets from the Fund, make capital infusions, enter into capital support agreements or take other actions to ensure that the Fund maintains a net asset value of $1.00 per share. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the Fund, could face a universal risk of increased redemption pressures, potentially jeopardizing the stability of their net asset values. In general, certain other money market funds have in the past failed to maintain stable net asset values and there can be no assurance that such failures and resulting redemption pressures will not occur in the future.

As with any money market mutual fund, the yield paid by the Fund will vary with changes in interest rates. Also, there is a possibility that the Money Market Fund’s share value could fall below $1.00, which could reduce the value of your account. Beginning in February 2009, the daily interest income on securities held by the Money Market Fund fell to a level below the amount of operating expenses incurred by the Money Market Fund. Since that time, SFIM has been voluntarily waiving portions of its fees in amounts necessary to keep the daily net investment income of the Money Market Fund from falling below zero.

An investment in the Money Market Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Fund seeks to preserve the value of your investment by maintaining a stable NAV of $1.00 per share, the Fund may not succeed and you may still lose money by investing in the Fund.

27

EQUITY INDEX FUNDS—

LARGE CAP EQUITY INDEX FUND

SMALL CAP EQUITY INDEX FUND

INTERNATIONAL EQUITY INDEX FUND

The Large Cap, Small Cap, and International Equity Index Funds are equity index Funds that invest mostly in stocks. By investing in a broad range of stocks within a specific index (a “benchmark index”), each of these Funds seeks to match the performance of its benchmark index, whether that index goes up or down.

An investment in an equity index Fund is not a deposit in any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You can lose money by investing in an equity index Fund.

Investment Objectives

Large Cap Equity Index Fund—The Large Cap Equity Index Fund seeks to match the performance of the S&P 500 Index (the “S&P 500”)(1) by investing in the securities that make up the S&P 500. The S&P 500 tracks the common stock performance of 500 large U.S. companies.

Small Cap Equity Index Fund—The Small Cap Equity Index Fund seeks to match the performance of the Russell 2000 Small Stock Index (the “Russell 2000”)(2). This Fund invests primarily in some of the stocks found in the Russell 2000. The Russell 2000 tracks the common stock performance of about 2,000 small U.S. companies.

International Equity Index Fund—The International Equity Index Fund seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia, and Far East Free Index (the “EAFE Free”)(3). This Fund invests primarily in some of the stocks found in the EAFE Free. The EAFE Free is a capitalization-weighted index that currently includes stocks of companies located in Europe, Australia, New Zealand, Israel, Hong Kong, Japan and Singapore.

The providers of the benchmark indices calculate those indexes without taking the Funds into account, and do not sponsor or endorse the Funds in any way.

Investment Strategies

How do the equity index Funds pursue their respective investment objectives?    BlackRock Fund Advisors (“BFA”) does not manage the equity index Funds according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the BFA utilizes a “passive” or indexing investment approach for each equity index Fund, attempting to approximate the investment performance of each Fund’s benchmark index. BFA selects stocks for an equity index Fund so that the overall investment characteristics of each Fund (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures are similar to those of each Fund’s benchmark index.

Each equity index Fund attempts to remain as fully invested as practicable in a pool of stocks and other equity securities that comprise the applicable benchmark index in a manner that is expected to approximate the performance of the benchmark index. Under normal operating conditions, each equity index Fund seeks to invest at least 90% of its net assets in stocks that are represented in its benchmark index and will at all times invest a substantial portion of its total assets in such stocks.

In what types of securities do the equity index Funds invest?    The Large Cap, Small Cap and International Equity Index Funds invest mostly in stocks. By investing in the broad range of stocks within its benchmark index, each equity index Fund avoids the risks of individual stock selection and, instead, tries to match the performance of its benchmark index, whether that index goes up or down.

Each equity index Fund attempts to remain as fully invested as practicable in the stocks that are represented in its benchmark index.

(1)

The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by the Trust. Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the Trust. The Trust’s product(s) is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

(2)

Russell Investment Group (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell 2000® Index. Russell® is a trademark of Russell. The Small Cap Equity Index Fund is not sponsored, endorsed, sold or promoted by, nor in any way affiliated with Russell. Russell is not responsible for and has not reviewed the Small Cap Equity Index Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

(3)

The EAFE® Free Index is a trademark, service mark and the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and its affiliates and has been licensed for use by the Trust. The International Equity Index Fund (the “Fund”), based on the EAFE Free Index, has not been passed on by MSCI as to its legality or suitability, and is not issued, sponsored, endorsed, sold, or promoted by MSCI. MSCI makes no warranties and bears no liability with respect to the Fund. MSCI has no responsibility for and does not participate in the management of the Fund assets or sale of the Fund shares. The Trust’s SAI contains a more detailed description of the limited relationship MSCI has with the Trust and the Fund.

28

Do the equity index Funds hold every stock in their indices?

•	The Large Cap Equity Index Fund invests in the securities that make up the S&P 500.

•

The Small Cap Equity Index and International Equity Index Funds generally do not hold all of the issues that comprise their respective benchmark indices, due in part to the costs involved and, in certain instances, the potential illiquidity of certain securities. Instead, both the Small Cap Equity Index Fund and the International Equity Index Fund attempt to hold a representative sample of the securities in the appropriate benchmark index, which will be selected by BFA utilizing certain sampling and modeling techniques. These sampling and modeling techniques may not be successful. As a result of these sampling and modeling techniques, the Funds may not have the identical capitalization, industry and fundamental characteristics as their benchmarks. Please refer to the SAI for a more detailed discussion of the techniques that BFA employs in selecting the portfolio securities of the Small Cap Equity Index Fund and International Equity Index Fund.

•

From time to time, the portfolio composition of the equity index Funds may be altered (or “rebalanced”) to reflect changes in the characteristics of its benchmark index or, for the Small Cap Equity Index Fund and International Equity Index Fund, with a view to bringing the performance and characteristics of each Fund more closely in line with that of its benchmark index.

Will the performance of the equity index Funds always equal the performance of their benchmark index?    No. BFA attempts to track the performance of each equity index Fund’s benchmark index, but there is no assurance that BFA will be successful. The degree to which an equity index Fund fails to track the performance of its benchmark index is referred to as the “tracking error.” BFA expects that, over time, the tracking error of an equity index Fund will be less than 5%. BFA monitors the tracking error of each equity index Fund on an ongoing basis and seeks to minimize tracking error to the extent possible. There can be no assurance that any equity index Fund will achieve any particular level of tracking error. For an explanation of “expected tracking error” and more information on this subject, see the SAI.

Another reason why the performance of an equity index Fund may not always equal the performance of its benchmark index is because the performance of the benchmark indices does not take into account management fees or the other expenses that the Funds incur.

Risks

What are the main risks of investing in an equity index Fund?

•	Equity Securities Risk. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

•

Market Risk.    Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

•

Management Risk.    The assessment by a fund’s investment adviser or sub-adviser of the securities to be purchased or sold by a fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

•	Indexing Risk. An index fund attempts to match the performance of a securities market index, but there is no guarantee that such a fund will succeed in its attempt to match such performance.

•

Security Selection Risk.    Because securities market indices are developed by persons unrelated to an index fund, a fund’s investment adviser or sub-adviser, an index fund may hold stocks in companies that present risks that a fund’s investment adviser or sub-adviser researching individual stocks might avoid.

•

Smaller Company Size Risk.    The Small Cap Equity Index Fund invests in securities issued by small capitalization companies. Investing in smaller companies involves a higher level of risk than investing in larger, more established companies. Small capitalization companies often do not have the financial strength needed to do well in difficult economic times. Also, they often sell limited numbers of products, which can make it harder for them to compete with larger companies. As a result, their stock prices may fluctuate more over the short-term, but they have more potential to grow. Thus, the common stock of certain small capitalization companies may offer greater potential for appreciation when compared to larger, more established companies.

•

Foreign Investing Risk.    The International Equity Index Fund may invest all its assets in foreign securities. Investing in the securities of companies organized outside the United States or of companies whose securities are principally traded outside the United States (‘‘foreign issuers’’) or in securities denominated or quoted in foreign currency (‘‘non-dollar securities’’) typically involves the following risks:

•	fluctuations in currency exchange rates;

•	higher trading and custody charges compared to securities of U.S. companies;

•

different accounting and reporting practices than U.S. companies, or laws permitting issuers to limit the information they give investors, often making it more difficult to evaluate financial information from foreign issuers;

•	less stringent securities regulation;

•	potential political or economic instability; and

•	less established securities markets, which may not have developed the sort of institutional controls that are present in domestic markets.

29

•

An equity index Fund has operating and other expenses while an index does not. As a result, while the Fund will attempt to track its benchmark index as closely as possible, it will tend to underperform the index to some degree over time. If an equity index fund is properly correlated to its stated index, the fund will perform poorly when the index performs poorly.

30

LARGE CAP EQUITY FUND

Investment Objective    The Large Cap Equity Fund seeks long-term growth of capital.

Investment Strategies

How does this Fund pursue its investment objective?    Two different investment sub-advisers, Bridgeway Capital Management, Inc. (“Bridgeway”) and Westwood Management Corp. (“Westwood”), select investments for the Large Cap Equity Fund. Bridgeway and Westwood each manage approximately one-half of the Large Cap Equity Fund’s portfolio. SFIM monitors the performance of the sub-advisers and the split of the portfolio between the sub-advisers. The principal investment strategies employed by the two sub-advisers for their respective portions of the portfolio are discussed separately below.

Bridgeway

Bridgeway invests its portion of the Large Cap Equity Fund in a diversified portfolio of large growth stocks that are listed on the New York Stock Exchange, NYSE MKT and the National Association of Securities Dealers Automated Quotation System (“NASDAQ”). Bridgeway defines “large stocks” as those whose market capitalization (stock market worth) falls within the range of the Russell 1000 Index, an unmanaged, market value weighted index, which measures performance of approximately 1,000 of the largest companies in the market with dividends reinvested. The Russell 1000 Index is reconstituted from time to time. The market capitalization of companies in which Bridgeway may invest may vary with market conditions. Growth stocks are those that Bridgeway believes have above average prospects for economic growth. Bridgeway selects stocks within the large-cap growth category for the Large Cap Equity Fund using a statistically driven approach. Under normal conditions, at least 80% of Bridgeway’s portion of the Large Cap Equity Fund’s net assets (plus borrowings for investment purposes) are invested in stocks from among those in the large-cap growth category at the time of purchase. However, Bridgeway will not necessarily sell a stock if it “migrates” to a different category after purchase.

Bridgeway may invest up to 10% of its segment of the Large Cap Equity Fund’s assets primarily in common stocks and depository receipts of foreign companies.

Westwood

Under normal market conditions, Westwood invests at least 80% of its portion of the Large Cap Equity Fund (which includes, for purposes of this test, the amount of any borrowings for investment purposes) in common stocks and other equity securities of large capitalization companies, including foreign companies. Westwood invests in a portfolio of seasoned companies utilizing a value style of investing in which it chooses those stocks that Westwood believes have earnings prospects that are currently undervalued by the market relative to some financial measure of worth, such as the ratio of price to earnings, price to sales or price to cash flow. Westwood defines large capitalization companies as those companies with market capitalizations generally greater than $5 billion at the time of purchase, while seasoned companies generally have been operating for at least three years.

In selecting securities, Westwood maintains a list of approved securities of issuers which it believes have proven records and potential for above-average earnings growth. Westwood considers purchasing a security on such list if Westwood’s forecast for growth rates and earnings for that issuer exceeds Wall Street expectations. Other key metrics for evaluating the risk/return profile of an investment include an improving return on equity, a declining debt to equity ratio and, in the case of common equities, positive earnings surprises without a corresponding increase in Wall Street estimates. Westwood has disciplines in place that serve as sell signals, such as a security reaching a pre-determined price target, and/or a fundamental change that negatively impacts the outlook and original investment thesis. The risk characteristics of Westwood’s portion of the Large Cap Equity Fund, such as beta (a measure of volatility), are generally expected to be less than those of the S&P 500 Index, the Fund’s benchmark.

What types of securities does the Large Cap Equity Fund invest in?    In managing the Large Cap Equity Fund, Bridgeway and Westwood seek to purchase the common stocks of large U.S. companies that a sub-adviser considers well run and able to generate long-term capital appreciation. Common stocks, in general, offer a way to invest for long-term growth of capital.

Risks

What are the main risks of investing in this Fund?

•

Market Risk.    The Fund invests mostly in common stocks, which represent an equity interest (ownership) in a business. Stock prices may fluctuate widely over short or even extended periods in response to company, market or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

•

Foreign Investing Risk.    Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting, legal and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks, as does the fluctuation in currency exchange rates, as well as the possible imposition of exchange control regulation or currency restrictions that could prevent the conversion of local currencies into U.S. dollars.

•	Management Risk. Bridgeway’s and Westwood’s assessment of the securities purchased or sold by the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

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Under ordinary circumstances, the Fund is substantially fully invested. If SFIM or the Fund’s investment sub-advisers determine that market or economic conditions warrant a temporary defensive position, the Fund may hold up to 100% of its assets in cash, cash equivalents or other temporary investments, such as short-term government or corporate obligations. During those periods, the Fund’s assets may not be invested in accordance with its strategy and the Fund may not achieve its investment objective.

An investment in the Large Cap Equity Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You can lose money by investing in the Fund.

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SMALL/MID CAP EQUITY FUND

Investment Objective    The Small/Mid Cap Equity Fund seeks long-term growth of capital.

How does this Fund pursue its investment objective?     Bridgeway and Rainier select investments for the Small/Mid Cap Equity Fund. Bridgeway and Rainier each manage approximately one-half of the Small/Mid Cap Equity Fund’s portfolio. SFIM monitors the performance of the sub-advisers and the split of the portfolio between the sub-advisers. The principal investment strategies employed by the two sub-advisers for their respective portions of the portfolio are discussed separately below.

Bridgeway

Bridgeway invests the Fund in a diversified portfolio of small capitalization stocks issued by companies listed on the New York Stock Exchange, NYSE MKT and the NASDAQ. Bridgeway defines “small stocks” as those whose market capitalization (stock market value) falls within the range of the Russell 2000 Index, an unmanaged, market value weighted index, which measures performance of approximately 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The Russell 2000 Index is reconstituted from time to time. The market capitalization of companies in which Bridgeway may invest may vary with market conditions. Bridgeway will not necessarily sell a stock if it migrates to a different category after purchase. Bridgeway selects stocks using a statistically driven approach.

Bridgeway invests in small capitalization stocks in the “value” category, which it defines as those stocks that Bridgeway believes are priced cheaply relative to some financial measures of worth, such as the ratio of price to earnings, price to sales or price to cash flow. Under normal conditions, at least 80% of Bridgeway’s portion of the Small/Mid Cap Equity Fund’s net assets (plus borrowings for investment purposes) is invested in stocks from among those in the small cap value category at the time of purchase. However, Bridgeway will not necessarily sell a stock if it “migrates” to a different category after purchase.

Bridgeway may invest up to 10% of its segment of the Fund’s assets in equity securities and depositary receipts of foreign companies.

Bridgeway may sell individual securities for several reasons including: the investment purpose of the security has been achieved, fundamental deterioration of company prospects, or better alternatives exist. Securities may also be sold based upon tax considerations, liquidity needs or other portfolio management considerations.

Rainier

Rainier invests its segment of the Fund primarily (at least 80%) in the common stocks of mid-capitalization companies traded in the U.S. with prospects of strong earnings growth and attractive overall business fundamentals, selling at reasonable valuations. Rainier considers a mid-capitalization company as one with market capitalization, at the time of purchase, within the range of companies included in the Russell Midcap Index, an index that includes the smallest 800 securities in the Russell 1000 Index. The market capitalization of companies in which Rainier may invest may vary with market conditions. Investments in companies that grow above these maximum capitalization criteria may continue to be held if Rainier considers them to be particularly attractive. Rainier will normally invest its segment of the Small/Mid Cap Equity Fund in securities issued by approximately 75 to 125 companies.

Rainier focuses on companies that it believes are likely to demonstrate superior earnings growth relative to their peers, and whose equities are selling at attractive relative valuations. As a result, the portfolio managed by Rainier will invest in a blend of stocks with both growth and value characteristics. Rainier believes that a primary benefit of this strategy is the ability to generate competitive investment returns in many different market environments. In selecting common stock for purchase by the Small/Mid Cap Equity Fund, Rainier emphasizes companies that it believes are likely to demonstrate superior business fundamentals, such as revenue and earnings growth; sustainable competitive advantage; potential for positive price or business catalysts, including earnings surprise or market expansion; disciplined management with shareholder focus; and attractive relative valuations.

The portion of the Small/Mid Cap Equity Fund managed by Rainier is diversified over a broad cross section of economic sectors and industries. To help control risk, Rainier compares the portfolio’s economic sector weightings to a broad index of medium-sized companies, such as the Russell Midcap Index, and normally avoids extreme overweighting or underweighting relative to that index.

Rainier may invest up to 20% of its segment of the Fund’s assets in equity securities and depositary receipts of foreign companies.

Rainier considers the sale of specific common stocks when fundamentals deteriorate; when a stock reaches or surpasses its price target; or when better opportunities are perceived in alternative stocks.

What types of securities does the Small/Mid Cap Equity Fund invest in?    The portion of the Small/Mid Cap Equity Fund managed by Rainier invests in equity securities of companies within the range of companies included in the Russell Midcap Index. The portion managed by Bridgeway invests in equity securities within the range of market capitalization of companies in the Russell 2000 Index.

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Risks

What are the main risks of investing in this Fund?

•

Market Risk.    The Fund invests mostly in common stocks, which represent an equity interest (ownership) in a business. Stock prices may fluctuate widely over short or even extended periods in response to company, market or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

•

Smaller Company Size Risk.    The Fund invests in smaller capitalization companies. The securities of small capitalization companies often are more difficult to value or dispose of, more difficult to obtain information about, and more volatile than stocks of larger, more established companies. In addition, the markets for the Fund’s investments may not be actively traded, which increases the risk that Bridgeway or Rainier may have difficulty selling securities the Fund holds.

•

Foreign Investing Risk.    Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting, legal and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks, as does the fluctuation in currency exchange rates, as well as the possible imposition of exchange control regulation or currency restrictions that could prevent the conversion of local currencies into U.S. dollars. Some foreign markets are considered to be emerging market countries. Investments in these countries subject the Fund to a greater risk of loss than investments in a developed country. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market.

•	Management Risk. Bridgeway’s and/or Rainier’s assessment of the securities purchased or sold by the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

Under ordinary circumstances, the Fund is substantially fully invested. If SFIM or the Fund’s investment sub-advisers determine that market or economic conditions warrant a temporary defensive position, the Fund may hold up to 100% of its assets in cash, cash equivalents or other temporary investments, such as short-term government or corporate obligations. During those periods, the Fund’s assets may not be invested in accordance with its strategy and the Fund may not achieve its investment objective.

An investment in the Small/Mid Cap Equity Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You can lose money by investing in the Fund.

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INTERNATIONAL EQUITY FUND

Investment Objective    The International Equity Fund seeks long-term growth of capital.

Investment Strategies

How does this Fund pursue its investment objective? Marsico Capital Management, LLC (“Marsico”) and Northern Cross select investments for the International Equity Fund. Marsico and Northern Cross each manage approximately one-half of the International Equity Fund’s portfolio. SFIM monitors the performance of the sub-advisers and the split of the portfolio between the sub-advisers. The principal investment strategies employed by the two sub-advisers for their respective portions of the portfolio are discussed separately below.

Marsico

Marsico invests its portion of the International Equity Fund primarily in foreign equity securities issued by companies that it selects for their long-term growth potential. Marsico may invest its portion of the International Equity Fund in an unlimited number of companies of any size throughout the world, and normally invests in the securities of issuers that are economically tied to at least four different foreign countries. The Fund may invest in securities of companies economically tied to emerging markets. Some issuers of securities in the Fund’s portfolio may be based in or economically tied to the U.S. In selecting investments for the Fund, Marsico uses an approach that combines ‘top-down’ macro-economic analysis with ‘bottom-up’ stock selection.

Northern Cross

Northern Cross invests its portion of the International Equity Fund in securities issued by foreign companies which it believes have the potential for long term margin expansion. Northern Cross focuses on equities priced cheaply relative to some financial measure of worth, such as ratios of price to earnings, price to sales or price to cash flow. Under normal market conditions Northern Cross will invest its portion of the International Equity Fund in 60-80 companies with a diversified representation of sectors. In selecting securities for the International Equity Fund, Northern Cross gives careful consideration to currency, political stability and other effects of international investing.

What types of securities does the International Equity Fund invest in?    The International Equity Fund is invested in foreign securities in the growth and value segments. The Fund may invest in emerging market securities. There is no restriction on the size of the companies in which the Fund invests. Foreign investing provides opportunities different from those available in the U.S. and some risks, which in some ways may be greater than U.S. investments.

Risks

What are the main risks of investing in this Fund?

•

Market Risk.    The Fund invests mostly in common stocks, which represent an equity interest (ownership) in a business. Stock prices may fluctuate widely over short or even extended periods in response to company, market or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

•

Foreign Investing Risk.    Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting, legal and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks, as does the fluctuation in currency exchange rates, as well as the possible imposition of exchange control regulation or currency restrictions that could prevent the conversion of local currencies into U.S. dollars. Some foreign markets are considered to be emerging market countries. Investments in these countries subject the Fund to a greater risk of loss than investments in a developed country. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market.

•	Management Risk. Marsico’s and Northern Cross’ assessment of the securities purchased or sold by the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

Under ordinary circumstances, the Fund is substantially fully invested. If SFIM or the Fund’s investment sub-adviser determine that market or economic conditions warrant a temporary defensive position, the Fund may hold up to 100% of its assets in cash, cash equivalents or other temporary investments, such as short-term government or corporate obligations. During those periods, the Fund’s assets may not be invested in accordance with its strategy and the Fund may not achieve its investment objective.

An investment in the International Equity Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You can lose money by investing in the Fund.

35

BOND FUND

Investment Objective    The Bond Fund seeks to realize over a period of years the highest yield consistent with prudent investment management through current income and capital gains.

Investment Strategies

How does this Fund pursue its investment objective?     The Bond Fund emphasizes investment grade bonds and maintains an intermediate (typically, less than 6 years) average portfolio duration. Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings in investment grade bonds or, if a bond has not been rated by a recognized rating organization, bonds determined to be of comparable quality by SFIM. A bond is investment grade if Moody’s Investors Service, Inc. (‘‘Moody’s’’) or Standard & Poor’s Financial Services LLC, a division of McGraw Hill Financial (‘‘S&P’’) have rated the bond in one of their respective four highest rating categories.

The Bond Fund may invest in the following instruments:

•	Corporate debt securities: investment grade securities issued by domestic and foreign corporations and, to a limited extent (up to 20% of its assets), in lower rated securities.

•	U.S. Government debt securities: securities issued or guaranteed by the U.S. Government.

•	Debt securities of U.S. Government-sponsored entities: securities issued by U.S. Government agencies or instrumentalities.

•	Foreign government debt securities: investment grade securities issued or guaranteed by a foreign government or its agencies or instrumentalities, payable in U.S. dollars.

•	Asset backed & mortgage backed securities: investment grade securities backed by mortgages, consumer loans & other assets.

•

Other issuer debt securities: the Fund may invest up to 20% of its assets in debt securities and preferred stocks that are convertible into common stocks as well as nonconvertible preferred stocks or securities.

What types of securities does the Bond Fund invest in?    The Bond Fund invests primarily in investment grade bonds and in the same types of U.S. Government securities as the Money Market Fund. Under normal circumstances, at least 80% of the Fund’s net assets plus any borrowings will be invested in investment grade bonds or unrated debt securities that SFIM determines to be of equivalent quality.

In making investment decisions on specific securities, the Manager looks for companies with one or more of the following characteristics:

•	Strong cash flow and a recurring revenue stream

•	A strong industry position

•	A strong financial position

•	Strong management with a clearly defined strategy

•	Capability to develop new or superior products or services

In selecting bonds for the Bond Fund, SFIM seeks to maximize current income while minimizing risk and volatility through prudent investment management. Accordingly, the Bond Fund seeks to limit its exposure to very risky or speculative investments by investing primarily in investment grade bonds that offer the potential for attractive returns.

The Bond Fund generally seeks to maintain a dollar weighted average portfolio duration of less than six years. Duration represents the weighted average maturity of expected cash flows on a debt obligation, discounted to present value. The longer the duration of a debt obligation, the more sensitive its value is to changes in interest rates.

The Bond Fund may also invest up to 20% of its assets in the following securities:

•

Non-investment grade debt securities or comparable unrated debt securities. Non-investment grade bonds are rated lower than BBB by S&P or lower than Baa by Moody’s and are often referred to as ‘‘junk bonds.’’ Junk bonds are considered by those rating agencies to have varying degrees of speculative characteristics.

Consequently, although they can be expected to provide higher yields, such securities may be subject to greater market value fluctuations and greater risk of loss of income and principal than lower-yielding, higher-rated fixed-income securities.

•

Convertible debt securities, convertible preferred stocks and nonconvertible preferred stocks. To the extent that the Bond Fund invests in such securities, the Bond Fund’s investment portfolio will be subject to relatively greater risk of loss of income and principal.

When appropriate, in SFIM’s opinion, based upon prevailing market or economic conditions, the Bond Fund for temporary defensive purposes may invest up to 100% of its total assets in other types of securities, including securities in which the Money Market Fund may invest, or it may retain funds in cash. During any such period, the Bond Fund would not be invested in a way designed to meet its objective.

Risks

What are the main risks of investing in this Fund?

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•

Management Risk.    The assessment by the Fund’s investment adviser of the securities to be purchased or sold by the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

•

Interest Rate Risk and Call Risk.    The risk that the bonds the Fund holds may decline in value due to an increase in interest rates. All bonds, including those issued by the U.S. Government, are subject to interest rate risk. Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors, including governmental policy, monetary policy, inflation expectations, perceptions of risk and supply and demand for bonds. Bonds with longer maturities are affected more by interest rate movements than bonds with shorter maturities.

Another risk associated with interest rate changes is call risk. Call risk is the risk that during periods of falling interest rates, a bond issuer will “call” or repay a higher yielding bond before the maturity date of the bond. Under these circumstances, the Fund may have to reinvest the proceeds in an investment that provides a lower yield than the called bond.

•

Prepayment and Extension Risk.    The risk that homeowners or consumers may alter the pace of repayment on their mortgage or consumer loans, which may affect the yield of mortgage-or asset-backed securities that are backed by such loans.

•

Credit Risk.    The risk that a bond issuer fails to make principal or interest payments when due to the Fund, or that the credit quality of the issuer falls. Corporate bonds are subject to greater credit risk than U.S. Government bonds.

•	Inflation Risk. The risk that the value of the assets or income from an investment will be worth less in the future as inflation decreases the value of money.

•

High Yield, High Risk Securities.    Bonds that are in low or below investment-grade categories, or are unrated at the time of purchase (sometimes referred to as “junk bonds” or high yield securities) have a greater risk of default and are more volatile than higher-rated securities of similar maturity. The value of these securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated bonds may be less liquid and more difficult to value than higher-rated securities.

•	Liquidity Risk. The investment adviser to the Fund may have difficulty selling securities the Fund holds at the time it would like to sell, and at the value the Fund has placed on those securities.

•	Income Risk. The risk that the income from the bonds the Fund holds will decline.

The Fund’s investments in securities issued by U.S. Government-sponsored entities, such as the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. Government. Furthermore, no assurances can be given that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

An investment in the Bond Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You can lose money by investing in the Fund.

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STOCK AND BOND BALANCED FUND

Investment Objective    The Stock and Bond Balanced Fund seeks long-term growth of capital, balanced with current income.

Investment Strategies

How does this Fund pursue its investment objective?    The Stock and Bond Balanced Fund invests substantially all of its assets in shares of the Large Cap Equity Index Fund and the Bond Fund.

In making investment decisions on specific securities for the Bond Fund, the Manager looks for companies with one or more of the following characteristics:

•	Strong cash flow and a recurring revenue stream

•	A strong industry position

•	A strong financial position

•	Strong management with a clearly defined strategy

•	Capability to develop new or superior products or services

How does the Stock and Bond Balanced Fund invest its assets?    The Stock and Bond Balanced Fund invests in shares of the Large Cap Equity Index Fund and the Bond Fund. Generally, the Stock and Bond Balanced Fund attempts to maintain approximately 60% of its net assets in shares of the Large Cap Equity Index Fund and approximately 40% of its net assets in shares of the Bond Fund. The Stock and Bond Balanced Fund never invests more than 75% of its net assets in either underlying Fund. Though the Stock and Bond Balanced Fund is not an asset allocation or market timing mutual fund, it does, from time to time, adjust the amount of its assets invested in each underlying Fund as economic, market and financial conditions warrant. Please refer to the descriptions of the investments of the Large Cap Equity Index Fund and the Bond Fund, above for a discussion of the portfolio securities of these Funds and the risks associated with each. Please refer to “Managing the Investments of the Funds—Compensating SFIM for its Services” for more information on the fees SFIM will receive for managing these underlying Funds.

Risks

What are the main risks of investing in this Fund?

Because the Stock and Bond Balanced Fund invests substantially all its assets in the Large Cap Equity Index Fund and the Bond Fund, the risks of investing in the Stock and Bond Balanced Fund are the same as the risks of investing in those underlying funds.

•	Equity Securities Risk. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

•

Market Risk.    Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

•

Management Risk.    The assessment by a fund’s investment adviser or sub-adviser of the securities to be purchased or sold by a fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

•

Index Fund Risk.    An index fund has operating and other expenses, while an index does not. As a result, while the Fund will attempt to track its benchmark index as closely as possible, it will tend to underperform the index to some degree over time. If an index fund is properly correlated to its stated index, that fund will perform poorly when the index performs poorly.

•	Indexing Risk. An index fund attempts to match the performance of a securities market index, but there is no guarantee that such a fund will succeed in its attempt to match such performance.

•

Security Selection Risk.    Because securities market indices are developed by persons unrelated to an index fund, a fund’s investment adviser or sub-adviser, an index fund may hold stocks in companies that present risks that a fund’s investment adviser or sub-adviser researching individual stocks might avoid.

•

Interest Rate Risk and Call Risk.    The risk that the bonds a fund holds may decline in value due to an increase in interest rates. All bonds, including those issued by the U.S. Government, are subject to interest rate risk. Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors, including governmental policy, monetary policy, inflation expectations, perceptions of risk and supply and demand for bonds. Bonds with longer maturities are affected more by interest rate movements than bonds with shorter maturities.

Another risk associated with interest rate changes is call risk. Call risk is the risk that during periods of falling interest rates, a bond issuer will “call” or repay a higher yielding bond before the maturity date of the bond. Under these circumstances, a fund may have to reinvest the proceeds in an investment that provides a lower yield than the called bond.

•

Prepayment and Extension Risk.    The risk that homeowners or consumers may alter the pace of repayment on their mortgage or consumer loans, which may affect the yield of mortgage-or asset-backed securities that are backed by such loans.

•

Credit Risk.    The risk that a bond issuer fails to make principal or interest payments when due to a fund, or that the credit quality of the issuer falls. Corporate bonds are subject to greater credit risk than U.S. Government bonds.

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•	Inflation Risk. The risk that the value of the assets or income from an investment will be worth less in the future as inflation decreases the value of money.

•

High Yield, High Risk Securities.    Bonds that are in low or below investment-grade categories, or are unrated at the time of purchase (sometimes referred to as “junk bonds” or high yield securities) have a greater risk of default and are more volatile than higher-rated securities of similar maturity. The value of these securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated bonds may be less liquid and more difficult to value than higher-rated securities.

•	Liquidity Risk. The investment adviser to a fund may have difficulty selling securities a fund holds at the time it would like to sell, and at the value a fund has placed on those securities.

•	Income Risk. The risk that the income from the bonds a fund holds will decline.

The Stock and Bond Balanced Fund is ‘‘non-diversified’’ because it invests almost entirely in shares of Large Cap Equity Index Fund and Bond Fund. A non-diversified mutual fund is generally more sensitive to changes in the value of individual investments than a fund that invests in securities from a large number of different issuers. However, both Large Cap Equity Index Fund and Bond Fund are diversified.

An investment in the Stock and Bond Balanced Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You can lose money by investing in the Fund.

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MANAGING THE INVESTMENTS OF THE FUNDS

Investment Adviser

SFIM serves as the investment adviser to each Fund. Subject to the supervision of the Board of Trustees of the Trust, SFIM is responsible for overseeing the day-to-day operations and business affairs of the Trust. SFIM’s principal office is located at One State Farm Plaza, Bloomington, Illinois 61710-0001. SFIM is wholly-owned by State Farm Mutual Automobile Insurance Company.

Since its inception in 1967, SFIM’s principal business has been to act as investment adviser, transfer agent and dividend disbursing agent for the funds in the State Farm family of mutual funds. SFIM also provides all executive, administrative, clerical and other personnel necessary to operate the Trust and pays the salaries and other costs of employing all these persons. SFIM furnishes the Trust with office space, facilities, and equipment and pays the day-to-day expenses related to the operating and maintenance of such office space, facilities and equipment.

Expenses of the Funds

The Trust is responsible for payment of all expenses it may incur in its operation and all of its general administrative expenses except those expressly assumed by SFIM as described above.

Compensating SFIM for its Services

Each Fund (except the Stock and Bond Balanced Fund) pays SFIM an investment advisory fee based upon that Fund’s average daily net assets. The fee is accrued daily and paid to SFIM monthly at the following annual rates:

Fund	Rate of Advisory Fee
Money Market Fund	0.10% of average daily net assets
Large Cap Equity Index Fund	0.13% on the first $500 million, 0.12% on the next $250 million, 0.11% on the next $250 million, 0.085% on the next $2 billion, and 0.06% on amounts exceeding $3 billion of average daily net assets
Small Cap Equity Index Fund	0.15% on the first $150 million, 0.13% on the next $850 million, 0.105% on the next $2 billion and 0.08% on amounts exceeding $3 billion of average daily net assets
International Equity Index Fund	0.16% on the first $150 million, 0.14% on the next $850 million, 0.115% on the next $2 billion and 0.09% on amounts exceeding $3 billion of average daily net assets
Large Cap Equity Fund	0.60% of average daily net assets
Small/Mid Cap Equity Fund	0.80% of average daily net assets
International Equity Fund	0.80% of average daily net assets
Bond Fund	0.50% of average daily net assets
Stock and Bond Balanced Fund*	None

*	SFIM has agreed not to be paid an investment advisory and management services fee for performing its services for the Stock and Bond Balanced Fund and has agreed to reimburse the Stock and Bond Balanced Fund for any other expenses directly incurred by the Fund except acquired fund fees and expenses. (This expense limitation arrangement is voluntary and may be eliminated by SFIM at any time.) However, SFIM will receive investment advisory fees from managing the underlying Funds in which the Stock and Bond Balanced Fund invests.

The assets of the State Farm S&P 500 Index Fund of the State Farm Mutual Fund Trust are combined with the assets of the Large Cap Equity Index Fund for purposes of calculating the breakpoints in the table above. The assets of the State Farm Small Cap Index Fund of the State Farm Mutual Fund Trust are combined with the assets of the Small Cap Equity Index Fund for purposes of calculating the breakpoints in the table above. The assets of the State Farm International Index Fund of the State Farm Mutual Fund Trust are combined with the assets of the International Equity Index Fund for purposes of calculating the breakpoints in the table above.

For each of the Funds other than the Stock and Bond Balanced Fund, International Equity Index Fund and International Equity Fund, SFIM has agreed to reimburse the Fund for any expenses incurred by the Fund, other than the investment advisory and management services fee and acquired fund fees and expenses, that exceed 0.10% of such Fund’s average daily net assets. SFIM will reimburse all of the custody fees for the Large Cap Equity Index Fund and the Small Cap Equity Index Fund without regard to this cap. For the International Equity Index Fund and International Equity Fund, SFIM has agreed to reimburse the Fund for any expenses incurred by the Fund, other than the investment advisory and management services fee and acquired fund fees and expenses, that exceed 0.20% of the Fund’s average daily net assets. For the Money Market Fund, SFIM has agreed to waive all or a portion of its fees due from the Money Market Fund to prevent the Money Market Fund’s net yield from falling below zero. These expense limitation arrangements are voluntary and may be eliminated by SFIM at any time.

The Bond and the Stock and Bond Balanced Funds are each managed by a team of SFIM employees (each, an “Advisory Team”). The investment decisions for both the Bond Fund and the Stock and Bond Balanced Fund are made, subject to the oversight of the Board of Trustees of the Trust, by the Advisory Team for each Fund.

For information regarding the basis for the Board of Trustees’ approval of the continuation or replacement of the investment advisory and sub-advisory contracts, please read the Trust’s semi-annual report for the six month period ended June 30, 2015 and the Trust’s annual report for the year ended December 31, 2015.

Oversight of Sub-Advisers

The Trust and SFIM have obtained an exemptive order from the Securities and Exchange Commission that permits the Trust and SFIM to retain sub-advisers and modify sub-advisory arrangements without shareholder approval. Under the exemptive order, SFIM may act as a “manager of managers” for the Large Cap Equity Index Fund, Small Cap Equity Index Fund, International Equity Index Fund, Large Cap Equity Fund, Small/Mid Cap Equity Fund, International

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Equity Fund, Bond Fund and Money Market Fund. SFIM supervises sub-advisers to each Fund that has retained a sub-adviser and has ultimate responsibility (subject to oversight by Trust’s Board of Trustees) to recommend their hiring, termination and replacement.

Investment Sub-Advisers

BFA

SFIM has engaged BFA as the investment sub-adviser to provide day-to-day portfolio management for the Large Cap Equity Index, Small Cap Equity Index and International Equity Index Funds.

BFA is located at 400 Howard Street, San Francisco, California 94105. BFA is an indirectly wholly owned subsidiary of BlackRock, Inc. As of March 31, 2016, BFA and its affiliates provided investment advisory services for assets in excess of $4.7 trillion. BFA and its affiliates deal, trade and invest for their own accounts in the types of securities in which the Funds invest.

For more information regarding BFA, including a discussion regarding compensation that BFA receives from SFIM, please read the section entitled “INVESTMENT ADVISORY AGREEMENTS—Between SFIM and BFA” in the SAI.

Bridgeway

SFIM has engaged Bridgeway as the investment sub-adviser to provide day-to-day portfolio management for a portion of the Large Cap Equity Fund. Bridgeway also has been providing investment sub-advisory services to a portion of the Small/Mid Cap Equity Fund since December 1, 2006.

Bridgeway is located at 20 Greenway Plaza, Suite 450, Houston, Texas 77046. Bridgeway was formed in 1993. Bridgeway is an investment management firm that uses a statistically driven approach to create investment portfolios for its institutional and mutual fund clients. For more information regarding Bridgeway, please read the section entitled “INVESTMENT ADVISORY AGREEMENTS—Between SFIM and Bridgeway” in the SAI.

Westwood

SFIM has engaged Westwood as the investment sub-adviser to provide day-to-day portfolio management for a portion of the Large Cap Equity Fund.

Westwood is located at 200 Crescent Court, Suite 1200, Dallas, Texas 75201. Westwood was founded in 1983. Westwood is a fundamental investment management firm that employs a bottom-up, value-based stock selection strategy to construct portfolios designed to generate superior risk-adjusted returns for its institutional and mutual fund clients. For more information regarding Westwood, please read the section entitled “INVESTMENT ADVISORY AGREEMENTS—Between SFIM and Westwood” in the SAI.

Marsico

SFIM has engaged Marsico as the investment sub-adviser to provide day-to-day portfolio management for a portion of the International Equity Fund.

Marsico is located at 1200 17th Street, Suite 1600, Denver, Colorado 80202. Marsico was organized in 1997. In addition to sub-advising a segment of the International Equity Fund, Marsico provides investment management services to other mutual funds and private accounts. For more information regarding Marsico, please read the section entitled “INVESTMENT ADVISORY AGREEMENTS—Between SFIM and Marsico” in the SAI.

Northern Cross

SFIM has engaged Northern Cross as the investment sub-adviser to provide day-to-day portfolio management for a portion of the International Equity Fund.

Northern Cross is located at 125 Summer Street, 14th Floor, Suite 1410, Boston, Massachusetts 02110. Northern Cross is an investment management firm specializing in international equity mandates. As of December 31, 2015, Northern Cross had $45.3 billion under management. For more information regarding Northern Cross, please read the section entitled “INVESTMENT ADVISORY AGREEMENTS—Between SFIM and Northern Cross” in the SAI.

Rainier

SFIM has engaged Rainier as an investment sub-adviser to provide day-to-day portfolio management for a portion of the Small/ Mid Cap Equity Fund.

Rainier, which is located at 601 Union Street, Suite 2801, Seattle, Washington 98101, manages discretionary assets for various clients, including institutional clients, mutual funds and collective trusts. Rainier, with origins going back to 1989, manages approximately $3.9 billion (as of June 30, 2015) of assets for various clients. For more information regarding Rainier, please read the section entitled “INVESTMENT ADVISORY AGREEMENTS—Between SFIM and Rainier” in the SAI.

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PORTFOLIO MANAGERS

The Funds are managed by portfolio management teams as described below.

Large Cap Equity Index Fund

Small Cap Equity Index Fund

International Equity Index Fund

Alan Mason, Greg Savage, CFA, Jennifer Hsui, CFA, Creighton Jue, CFA, and Rachel Aguirre, are primarily responsible for the day-to-day management of the equity index Funds. Each portfolio manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their team to focus on certain asset classes, implementing investment strategies, researching and reviewing investment strategies, and overseeing members of his portfolio management team with more limited responsibilities, but each portfolio manager has appropriate limitations on his authority for risk management and compliance purposes.

Alan Mason has been a managing director at BFA since 2009, and head of Americas Beta Strategies since 2014. Mr. Mason was previously a portfolio manager with Barclays Global Investors, N.A. and Barclays Global Fund Advisors from 1997-2009. Mr. Mason has been one of the portfolio managers responsible for the day-to-day management of the equity index Funds since February 2014.

Greg Savage, CFA, has been a managing director at BFA since 2010. Mr. Savage was previously a senior portfolio manager for Barclays Global Fund Advisors and Barclays Global Investors, N.A. from 2006 to 2009 and a portfolio manager for Barclays Global Fund Advisors and Barclays Global Investors, N.A. from 2001 to 2006. Mr. Savage has been one of the portfolio managers primarily responsible for the day-to-day management of the equity Index Funds since January 2008.

Jennifer Hsui, CFA, has been a managing director at BFA since 2011 and was a director at BFA from 2009 to 2011. Ms. Hsui was previously a principal of Barclays Global Investors, N.A. from 2006 to 2009. Creighton Jue, CFA, has been a managing director at BFA since 2011 and was a director at BFA from 2009 to 2011. Mr. Jue was previously a principal of Barclays Global Investors, N.A. from 2000 to 2009. Rachel Aguirre has been a director at BFA since 2012 and was a Vice President at BFA from 2009 to 2011. Ms. Aguirre was previously a principal and portfolio manager of Barclays Global Investors, N.A. from 2005 to 2009. Each of Ms. Hsui, Mr. Jue and Ms. Aguirre has been one of the portfolio managers primarily responsible for the day-to-day management of the equity index Funds since April 2016.

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Large Cap Equity Fund

The chart below indicates the name, title, and length of service of the persons associated with Bridgeway and Westwood who are primarily responsible for the day-to-day management for each respective sub-adviser’s segment of the Large Cap Equity Fund’s portfolio, and each person’s business experience during the past five years:

Bridgeway Portfolio Managers

Portfolio Manager and Title with Bridgeway	Length of Service with Bridgeway	Business Experience During the past 5 years
John Montgomery, Chief Investment Officer	22 years	Investment management, research and analysis
Elena Khoziaeva, CFA Portfolio Manager	16 years	Investment management, research and analysis
Michael Whipple, CFA Portfolio Manager	13 years	Investment management, research and analysis

Westwood Portfolio Managers

Portfolio Manager and Title with Westwood	Length of Service with Westwood	Business Experience During the past 5 years
Mark Freeman, CFA Chief Investment Officer	17 years	Portfolio manager of equity and fixed income securities
Scott Lawson, CFA Vice President and Senior Research Analyst	13 years	Portfolio manager of equity securities
Matt Lockridge, Senior Vice President and Research Analyst	6 years	Portfolio manager of equity securities
Lisa Dong, CFA Senior Vice President and Director of Equity Research	16 years	Portfolio manager of equity securities
Varun Singh, PhD, CFA Vice President and Research Analyst	4 years (and 1 year with Wellington Management Company, LLC as Vice President and equity analyst)	Portfolio manager of equity securities

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Small/Mid Cap Equity Fund

The chart below indicates the name, title, and length of service of the persons associated with Bridgeway and Rainier who are primarily responsible for the day-to-day management for each respective sub-adviser’s segment of the Small/Mid Cap Equity Fund’s portfolio, and each person’s business experience during the past five years:

Bridgeway Portfolio Managers

Portfolio Manager and Title with Bridgeway	Length of Service with Bridgeway	Business Experience During the past 5 years
John Montgomery, Chief Investment Officer	22 years	Investment management, research and analysis
Elena Khoziaeva, CFA, Portfolio Manager	16 years	Investment management, research and analysis
Michael Whipple, CFA, Portfolio Manager	13 years	Investment management, research and analysis

Rainier Portfolio Managers

Portfolio Manager and Title with Rainier	Length of Service with Rainier	Business Experience During the past 5 years
Mark W. Broughton, CFA, Senior Equity Portfolio Manager	More than 5 years	Portfolio manager of equity securities
James R. Margard, CFA, Senior Equity Portfolio Manager	More than 5 years	Portfolio manager of equity securities
Stacie Cowell, CFA, Senior Equity Portfolio Manager	More than 5 years	Portfolio manager of equity securities
Andrea L. Durbin, CFA, Senior Equity Portfolio Manager	More than 5 years	Portfolio manager of equity securities

Rainier’s segment of the Fund is team managed, with all members of Rainier’s U.S. Equity Portfolio Management team providing investment insight and analysis. James Margard is the lead portfolio strategist for Rainier’s segment of the Fund, and Mark Broughton, Andrea Durbin and Stacie Cowell are also primarily responsible for the day-to-day management of Rainier’s segment of the Fund’s portfolio.

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International Equity Fund

The chart below indicates the name, title, and length of service of the persons associated with Marsico and Northern Cross who are primarily responsible for the day-to-day management for each respective sub-adviser’s segment of the International Equity Fund’s portfolio, and each person’s business experience during the past five years:

Marsico Portfolio Manager

Portfolio Manager and Title with Marsico	Length of Service with Marsico	Business Experience During the past 5 years
Munish Malhotra, CFA Portfolio Manager, Senior Analyst	13 years	Portfolio manager of equity securities, research and analysis

Northern Cross Portfolio Managers

Portfolio Manager and Title with Northern Cross	Length of Service with Northern Cross	Business Experience During the past 5 years
Howard Appleby, CFA, Principal and Portfolio Manager	12 years	Portfolio manager of equity securities
James LaTorre, CFA, Principal and Portfolio Manager	12 years	Portfolio manager of equity securities
Jean-Francois Ducrest, Principal and Portfolio Manager	12 years	Portfolio manager of equity securities

Bond Fund

Messrs. Duncan Funk, John Malito and Ms. Lisa Rogers are the portfolio managers responsible for the day-to-day management of the Bond Fund. Mr. Funk, Investment Executive—State Farm Mutual Automobile Insurance Company, has been associated with the Bond Fund since 1998, and over the past five years Mr. Funk has been involved in all aspects of managing fixed income portfolios for State Farm Mutual Automobile Insurance Company and its affiliated entities. Mr. Funk will retire from his portfolio manager responsibilities to the Bond Fund effective June 1, 2016. Mr. Malito and Ms. Rogers, each an Investment Professional—State Farm Mutual Automobile Insurance Company, have been associated with the Bond Fund since 2016, and over the past five years Mr. Malito and Ms. Rogers have been involved in all aspects of managing fixed income portfolios for State Farm Mutual Automobile Insurance Company and its affiliated entities, including the investments of the Bond Fund.

Messrs. Duncan Funk, John Malito and Ms. Lisa Rogers roles as portfolio managers to the Bond Fund include selecting fixed income securities for purchase and sale, conducting fixed income research and reviewing financial data and research reports.

Stock and Bond Balanced Fund

The Stock and Bond Balanced Fund invests in shares of the Large Cap Equity Index Fund and the Bond Fund, and these underlying funds invest in either common stocks or bonds. Consequently, the Stock and Bond Balanced Fund has the same portfolio managers as the Large Cap Equity Index Fund and as the Bond Fund. For a description of the portfolio managers of the Large Cap Equity Index Fund and the portfolio managers of the Bond Fund, please see the separate descriptions for those Funds included in this prospectus.

The SAI provides additional information regarding the portfolio managers’ compensation, other accounts they manage, and their ownership of securities issued by the Funds.

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CALCULATING NET ASSET VALUE

The offering price of the shares of each Fund is its Net Asset Value (NAV). NAV is calculated by adding all of the assets of a Fund, subtracting the Fund’s liabilities, then dividing by the number of outstanding shares. A separate NAV is calculated for each Fund.

The NAV for each Fund is determined as of the time of the close of regular session trading on the New York Stock Exchange (“NYSE”) (currently at 4:00 PM, Eastern Time) on each day when the NYSE is open for business. Shares will not be priced on days when the NYSE is closed.

As a general rule, the portfolio securities of each Fund that are traded on a national exchange are valued at their last sale price on that exchange prior to the time when the NAV is calculated. In the absence of any exchange sales on that day and for unlisted equity securities, such securities are valued at the last sale price on the NASDAQ National Market. In the absence of any National Market sales on that day or in the case of debt securities, such securities are valued at the last reported bid price.

If the market quotations described above are not available, portfolio securities, other than short-term debt securities, may be valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust. Fair value pricing typically is used when trading for a portfolio security is halted during the day and does not resume prior to the Fund’s NAV calculation, or when a portfolio security has limited liquidity resulting in no market derived price. Securities also may be fair valued as a result of significant events that occur after the close of trading in markets within which the securities are valued for NAV calculation. Examples of significant events may include government action and acts of terrorism.

The intended effect of fair value pricing is to take into consideration all significant events, including those that have occurred between the time a security last traded and the time of NAV calculation, so that the NAV of a Fund fairly and accurately represents the value of the Fund’s holdings. Fair valuation may reduce the ability of an investor to take advantage of a lag between a significant change in the value of the Fund’s holdings and the reflection of that change in the Fund’s NAV.

Debt instruments held with a remaining maturity of 60 days or less (other than U.S. Treasury bills) and all of the assets of the Money Market Fund are generally valued on an amortized cost basis. Under the amortized cost basis method of valuation, the security is initially valued at its purchase price (or in the case of securities purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter by amortizing any premium or discount uniformly to maturity. If for any reason the Board of Trustees believes the amortized cost method of valuation does not fairly reflect the fair value of any security, fair value will be determined in good faith by or under the direction of the Board of Trustees of the Trust as in the case of securities having a maturity of more than 60 days.

The foreign securities held by the Large Cap Equity Index Fund, Large Cap Equity Fund, Small/Mid Cap Equity Fund, International Equity Fund and International Equity Index Fund are traded on securities exchanges throughout the world. Trading on these foreign securities exchanges is completed at various times throughout the day and often does not coincide with the close of trading on the NYSE. The value of the foreign securities used in computing the NAV for a Fund holding such securities is determined as of the earlier of the time the exchange on which the securities are traded closes or as of the close of trading on the NYSE. As a result, it is possible that events affecting the value of such securities may occur that are not reflected in the computation of the Fund’s NAV. When events occur that materially affect the value of foreign securities held by a Fund, the securities may be valued at their fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust.

Foreign securities exchanges may also be open on days when the Funds do not compute their NAV. Accordingly, there may be occasions when either the Large Cap Equity Index Fund, International Equity Index Fund, Large Cap Equity Fund, Small/Mid Cap Equity Fund, or International Equity Fund do not calculate its NAV but when the value of such Fund’s portfolio securities is affected by such trading activity.

Non-U.S. securities (“foreign securities”) held by the International Equity Fund and the International Equity Index Fund are fair valued using prices provided by a third-party pricing service in certain circumstances. SFIM fair values foreign securities held by these two Funds on valuation days when the closing prices for such securities are determined not to reflect the market value of such securities as of the time the Funds compute their NAVs. SFIM uses systematic and objective standards to determine when the closing prices of the foreign securities held by the International Equity Fund and the International Equity Index Fund do not reflect the market value of such securities.

Market Timing

The Trust does not accommodate inappropriate frequent trading, including short-term “market timing” transactions among the Funds, as these transactions can adversely affect the Funds, investors and the performance of the Funds. In particular, such transactions may dilute the value of the Funds’ shares, interfere with the efficient management of the Funds’ portfolios, and increase brokerage and administrative costs of the Funds. In order to protect the Funds and investors from this potentially harmful activity, the Board of Trustees of the Trust has adopted market timing policies and procedures. The market timing policies and procedures are designed to try to discourage, detect and deter frequent transfer activity that may adversely affect other investors.

Investors seeking to engage in frequent trading activity may deploy a variety of strategies to avoid detection. Our ability to detect such trading activity is limited by operational systems and technological limitations. Because the shares of the Funds are held in insurance company separate accounts, the Funds typically are not able to identify trading by a particular investor, which may make it difficult or impossible to determine if a particular account is engaged

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in frequent trading. Furthermore, the identification of investors determined to be engaged in such activity involves judgments that are inherently subjective. We cannot guarantee that our market timing policies and procedures will detect every potential market timer, but we apply our market timing policies and procedures uniformly, including any and all restrictions, to all investors without special arrangement, waiver or exception. Because we cannot guarantee that our market timing policies and procedures will detect every market timer, investors bear the risk that frequent transfer activity may occur, resulting in dilution of the value of Fund shares, interference with the efficient management of the Funds’ portfolios, and increases in brokerage and administrative costs of the Funds.

If we believe, in our judgment, that an investor has been engaged in market timing (i.e., frequent trading that could adversely affect the Funds, other investors, or the performance of the Funds), we will reject a transfer request. We also will restrict that investor’s transfer privileges by notifying the investor that, from that date forward, he or she will only be permitted to make transfers to or from specified Funds by original signature conveyed through U.S. regular mail and any telephone, facsimile or overnight delivery instructions will not be accepted. We will impose this restriction for one calendar year. We will apply this policy uniformly to all similarly situated investors. Please keep in mind that once an investor has been identified as a market timer, we will impose this original signature restriction on that investor even if we cannot specifically identify, in the particular circumstances, any harmful effect from that investor’s particular transfers.

The Board of Trustees, in its sole discretion, may revise these market timing policies and procedures at any time without prior notice as necessary to better detect and deter frequent transfers that may adversely affect other investors, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on market timers. If the Board of Trustees revises our market timing policies and procedures, we will apply such changes uniformly to all similarly situated investors. To the extent permitted by applicable law, we reserve the right to impose a redemption fee.

We do not include transactions made pursuant to dollar-cost averaging and portfolio rebalancing programs in these limitations.

Certain Funds may be more attractive to investors seeking to engage in market timing activities. For example, to the extent that a Fund invests a significant portion of its assets in foreign securities, the Fund may be more susceptible to a time zone arbitrage strategy in which an investor seeks to take advantage of Fund share prices that may not reflect developments in foreign securities markets that occurred after the close of such market, but prior to the pricing of the Fund’s shares. A Fund that invests in securities that are, among other things, thinly traded or traded infrequently is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. An investor may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as price arbitrage).

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TAXES

For federal income tax purposes, each Fund will be treated as a separate entity. Each Fund intends to qualify each year as a ‘‘regulated investment company’’ under the Internal Revenue Code. By so qualifying, a Fund will generally not be subject to federal income taxes to the extent that its net investment income and net realized capital gains are distributed to the shareholders. Further, each Fund intends to meet certain diversification requirements applicable to mutual funds underlying variable insurance products.

The shareholders of the Funds are the separate accounts of participating insurance companies. Under current law, owners of variable universal life insurance and deferred annuity contracts that have invested in a Fund through such contracts are not subject to federal income tax on Fund distributions or on gains realized upon the sale or redemption of Fund shares until they are withdrawn from the contracts. For information concerning the federal tax consequences to the purchasers of the variable deferred annuity contracts and variable universal life insurance policies, see the accompanying prospectus for such contract or policy.

For more information about the tax status of the Funds, see ‘‘Taxes’’ in the SAI.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of each Fund for the past five years. Certain information reflects financial results for a single Fund share. The total returns within each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, are included in the December 31, 2015 annual report. The annual report may be obtained from the Funds upon request without charge.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$12.91	$11.38	$8.61	$7.49	$7.59

Income from Investment Operations

Net investment income(a)	0.13	0.12	0.10	0.13	0.09

Net gain (loss) on investments (both realized and unrealized)	0.06	1.68	2.77	1.12	(0.10)

Total from investment operations	0.19	1.80	2.87	1.25	(0.01)

Less Distributions

Net investment income	(0.14)	(0.17)	(0.10)	(0.13)	(0.09)

Net realized gain	(0.92)	(0.10)	—	—	—

Total distributions	(1.06)	(0.27)	(0.10)	(0.13)	(0.09)

Net asset value, end of period	$12.04	$12.91	$11.38	$8.61	$7.49

Total Return	1.33%	15.75%	33.33%	16.63%	(0.12)%

Net assets, end of period (millions)	$63.8	$63.4	$55.0	$42.2	$36.6

Ratios to average net assets assuming expense reductions

Expenses	0.70%	0.70%	0.70%	0.70%	0.70%

Net investment income	1.01%	0.98%	0.95%	1.52%	1.19%

Ratios to average net assets absent expense reductions

Expenses	0.71%	0.73%	0.72%	0.75%	0.75%

Net investment income	1.00%	0.95%	0.93%	1.47%	1.14%

Portfolio turnover rate	52%	51%	68%	58%	42%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

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STATE FARM VARIABLE PRODUCT TRUST SMALL/MID CAP EQUITY FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$12.00	$13.12	$11.06	$9.41	$9.64

Income from Investment Operations

Net investment income(a)	0.07	0.03	0.01	0.11	0.02

Net gain (loss) on investments (both realized and unrealized)	(0.54)	0.62	3.83	1.56	(0.22)

Total from investment operations	(0.47)	0.65	3.84	1.67	(0.20)

Less Distributions

Net investment income	(0.08)	(0.03)	(0.12)	(0.02)	(0.03)

Net realized gain	(0.68)	(1.74)	(1.66)	—	—

Total distributions	(0.76)	(1.77)	(1.78)	(0.02)	(0.03)

Net asset value, end of period	$10.77	$12.00	$13.12	$11.06	$9.41

Total Return	(3.99)%	4.94%	34.96%	17.77%	(2.08)%

Net assets, end of period (millions)	$60.4	$63.7	$61.1	$45.9	$39.5

Ratios to average net assets assuming expense reductions

Expenses	0.90%	0.90%	0.90%	0.90%	0.90%

Net investment income	0.61%	0.23%	0.09%	1.03%	0.25%

Ratios to average net assets absent expense reductions

Expenses	0.93%	0.94%	0.95%	0.96%	0.97%

Net investment income	0.58%	0.19%	0.04%	0.97%	0.18%

Portfolio turnover rate	119%	103%	115%	92%	87%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

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STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.54	$11.34	$9.76	$8.23	$9.75

Income from Investment Operations

Net investment income(a)	0.07	0.08	0.12	0.13	0.12

Net gain (loss) on investments (both realized and unrealized)	(0.09)	(0.75)	1.63	1.45	(1.47)

Total from investment operations	(0.02)	(0.67)	1.75	1.58	(1.35)

Less Distributions

Net investment income	(0.08)	(0.13)	(0.17)	(0.05)	(0.17)

Net realized gain	—	—	—	—	—

Total distributions	(0.08)	(0.13)	(0.17)	(0.05)	(0.17)

Net asset value, end of period	$10.44	$10.54	$11.34	$9.76	$8.23

Total Return	(0.17)%	(5.96)%	17.97%	19.19%	(13.79)%

Net assets, end of period (millions)	$44.2	$44.4	$47.4	$40.6	$34.2

Ratios to average net assets assuming expense reductions

Expenses	1.00%	1.00%	1.00%	1.00%	1.00%

Net investment income	0.59%	0.75%	1.10%	1.47%	1.28%

Ratios to average net assets absent expense reductions

Expenses	1.12%	1.23%	1.18%	1.21%	1.29%

Net investment income	0.47%	0.52%	0.92%	1.26%	0.99%

Portfolio turnover rate	122%	98%	77%	47%	57%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

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STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$19.32	$17.85	$14.10	$12.67	$12.50

Income from Investment Operations

Net investment income(a)	0.35	0.33	0.29	0.28	0.23

Net gain (loss) on investments (both realized and unrealized)	(0.15)	1.97	4.16	1.73	(0.01)

Total from investment operations	0.20	2.30	4.45	2.01	0.22

Less Distributions

Net investment income(b)	(0.34)	(0.31)	(0.30)	(0.25)	—

Net realized gain	(0.65)	(0.52)	(0.40)	(0.33)	(0.05)

Total distributions	(0.99)	(0.83)	(0.70)	(0.58)	(0.05)

Net asset value, end of period	$18.53	$19.32	$17.85	$14.10	$12.67

Total Return	1.12%	13.37%	32.01%	15.72%	1.83%

Net assets, end of period (millions)	$603.1	$637.1	$599.5	$487.9	$454.4

Ratios to average net assets

Expenses(c)	0.29%	0.28%	0.29%	0.29%	0.31%

Net investment income	1.80%	1.75%	1.80%	2.02%	1.79%

Portfolio turnover rate	3%	3%	3%	4%	4%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Distributions from net investment income represent less than $0.01 per share in 2011.
(c)	The expense ratio includes the effect of expense reimbursements that are less than 0.005%.

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STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$13.46	$13.99	$10.85	$9.79	$10.82

Income from Investment Operations

Net investment income(a)	0.11	0.11	0.09	0.16	0.08

Net gain (loss) on investments (both realized and unrealized)	(0.74)	0.51	4.05	1.39	(0.56)

Total from investment operations	(0.63)	0.62	4.14	1.55	(0.48)

Less Distributions

Net investment income	(0.12)	(0.11)	(0.11)	(0.14)	(0.08)

Net realized gain	(0.93)	(1.04)	(0.89)	(0.35)	(0.47)

Total distributions	(1.05)	(1.15)	(1.00)	(0.49)	(0.55)

Net asset value, end of period	$11.78	$13.46	$13.99	$10.85	$9.79

Total Return	(4.86)%	4.37%	38.27%	15.90%	(4.53)%

Net assets, end of period (millions)	$276.2	$306.2	$309.2	$238.1	$218.7

Ratios to average net assets assuming expense reductions

Expenses	0.49%	0.48%	0.49%	0.50%	0.50%

Net investment income	0.84%	0.76%	0.68%	1.46%	0.72%

Ratios to average net assets absent expense reductions

Expenses	0.50%	0.49%	0.50%	0.51%	0.51%

Net investment income	0.83%	0.75%	0.67%	1.45%	0.71%

Portfolio turnover rate	14%	15%	13%	14%	14%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

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STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$12.76	$14.01	$11.86	$10.34	$12.24

Income from Investment Operations

Net investment income(a)	0.31	0.44	0.31	0.31	0.32

Net gain (loss) on investments (both realized and unrealized)	(0.45)	(1.26)	2.18	1.55	(1.85)

Total from investment operations	(0.14)	(0.82)	2.49	1.86	(1.53)

Less Distributions

Net investment income	(0.30)	(0.43)	(0.34)	(0.34)	(0.33)

Net realized gain(b)	(0.11)	—	—	—	(0.04)

Total distributions	(0.41)	(0.43)	(0.34)	(0.34)	(0.37)

Net asset value, end of period	$12.21	$12.76	$14.01	$11.86	$10.34

Total Return	(1.16)%	(5.88)%	20.96%	18.00%	(12.50)%

Net assets, end of period (millions)	$280.9	$290.8	$316.8	$270.4	$236.9

Ratios to average net assets

Expenses	0.68%	0.64%	0.67%	0.68%	0.69%

Net investment income	2.31%	3.12%	2.41%	2.84%	2.73%

Portfolio turnover rate	3%	3%	3%	3%	2%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Distributions from net realized gain represent less than $0.01 per share in 2012.

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STATE FARM VARIABLE PRODUCT TRUST STOCK AND BOND BALANCED FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$16.12	$15.44	$13.54	$12.41	$12.36

Income from Investment Operations

Net investment income(a)	0.34	0.34	0.33	0.30	0.16

Net gain (loss) on investments (both realized and unrealized)	(0.16)	1.07	2.08	1.03	0.28

Total from investment operations	0.18	1.41	2.41	1.33	0.44

Less Distributions

Net investment income	(0.37)	(0.34)	(0.32)	(0.17)	(0.31)

Net realized gain	(0.37)	(0.39)	(0.19)	(0.03)	(0.08)

Total distributions	(0.74)	(0.73)	(0.51)	(0.20)	(0.39)

Net asset value, end of period	$15.56	$16.12	$15.44	$13.54	$12.41

Total Return	1.11%	9.43%	17.97%	10.77%	3.72%

Net assets, end of period (millions)	$90.3	$95.0	$90.4	$81.2	$78.3

Ratios to average net assets assuming expense reductions

Expenses(b)	0.00%	0.00%	0.00%	0.00%	0.00%

Net investment income	2.11%	2.15%	2.23%	2.24%	1.30%

Ratios to average net assets absent expense reductions

Expenses(b)	0.08%	0.07%	0.08%	0.09%	0.09%

Net investment income	2.03%	2.08%	2.15%	2.15%	1.21%

Portfolio turnover rate	4%	4%	8%	4%	2%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Expense ratios relate to the Balanced Fund only and do not reflect acquired fund fees and expenses.

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STATE FARM VARIABLE PRODUCT TRUST BOND FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.47	$10.42	$10.97	$10.94	$10.61

Income from Investment Operations

Net investment income	0.29	0.31	0.33	0.34	0.36

Net gain (loss) on investments (both realized and unrealized)	(0.18)	0.05	(0.55)	0.03	0.33

Total from investment operations	0.11	0.36	(0.22)	0.37	0.69

Less Distributions

Net investment income	(0.29)	(0.31)	(0.33)	(0.34)	(0.36)

Net realized gain	(0.01)	—	—	—	—

Total distributions	(0.30)	(0.31)	(0.33)	(0.34)	(0.36)

Net asset value, end of period	$10.28	$10.47	$10.42	$10.97	$10.94

Total Return	1.01%	3.52%	(2.06)%	3.45%	6.58%

Net assets, end of period (millions)	$161.0	$167.2	$168.8	$174.4	$175.4

Ratios to average net assets

Expenses	0.59%	0.58%	0.58%	0.58%	0.58%

Net investment income	2.77%	2.99%	3.06%	3.13%	3.31%

Portfolio turnover rate	9%	7%	14%	8%	15%

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STATE FARM VARIABLE PRODUCT TRUST MONEY MARKET FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from Investment Operations

Net investment income	—	—	—	—	—

Total from investment operations	—	—	—	—	—

Less Distributions

Net investment income	—	—	—	—	—

Total distributions	—	—	—	—	—

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.00%	0.00%	0.00%	0.00%	0.00%

Net assets, end of period (millions)	$31.6	$34.0	$35.9	$36.5	$40.0

Ratios to average net assets assuming expense reductions

Expenses(a)	0.10%	0.07%	0.08%	0.10%	0.11%

Net investment income	0.00%	0.00%	0.00%	0.00%	0.00%

Ratios to average net assets absent expense reductions

Expenses	0.71%	0.62%	0.63%	0.59%	0.58%

Net investment income	(0.61)%	(0.55)%	(0.55)%	(0.49)%	(0.47)%

(a)	The expense ratio includes the effect of the voluntary fee waiver from SFIM described in Note 6 under Fees and Other Transactions with Affiliates in the 2015 annual report to shareholders.

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ADDITIONAL INFORMATION

For investors who would like more information about the Funds and the Trust, the following documents are available free upon request.

Statement of Additional Information (SAI).    The SAI contains additional information about all aspects of the Funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated herein by reference.

Annual and Semi-Annual Reports.    You can obtain more information about the Trust’s investments and performance in its annual and semi-annual reports to shareholders. The Trust’s annual report discusses the market conditions and investment strategies that significantly affected each Fund’s performance during the last fiscal year.

You can obtain free copies of the Trust’s semi-annual and annual report and the SAI, request other information, and discuss your questions about the Fund by writing to State Farm Investment Management Corp. at One State Farm Plaza, Bloomington, IL 61710-0001 or calling us at 888-702-2307.

The Trust also makes its SAI, semi-annual report and annual report available free of charge at its website, “http://www.statefarm.com/insurance/life_annuity/life/vari_univ/vprospec.asp”

Public Information.     You can review and copy information about the Trust and each Fund, including the SAI, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the public reference room by calling the Commission at 1-202-551-8090. Reports and other information about the Trust and the Funds also are available on the EDGAR Database on the Commission’s Internet site at “http://www.sec.gov.” You may obtain copies of this information, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-1520.

For purposes of any electronic version of this prospectus, any URL is an inactive textual reference only. We have taken steps to ensure that all URLs in this prospectus were inactive at the time we created any electronic version of this prospectus.

Securities Investor Protection Corporation (SIPC).    You may obtain information about SIPC, including the SIPC brochure, at www.sipc.org or calling (202) 371-8300.

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INVESTMENT CO. ACT FILE NO. 811-08073

STATE FARM VARIABLE PRODUCT TRUST

One State Farm Plaza

Bloomington, Illinois 61791-0001

(888) 702-2307

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2016

This Statement of Additional Information (“SAI”) is not a prospectus. Much of the information contained in this SAI expands upon matters discussed in the State Farm Variable Product Trust (the “Trust”) Prospectus dated May 1, 2016 and should, therefore, be read in conjunction with the Prospectus. The audited financial statements for State Farm Variable Product Trust for the period ended December 31, 2015 are incorporated into this SAI by reference from the Trust’s annual report to shareholders. To obtain a copy of an annual report or a Prospectus contact State Farm Investment Management Corp., One State Farm Plaza, Bloomington, Illinois 61710-0001, (888) 702-2307.

MONEY MARKET FUND

LARGE CAP EQUITY INDEX FUND

SMALL CAP EQUITY INDEX FUND

INTERNATIONAL EQUITY INDEX FUND

LARGE CAP EQUITY FUND

SMALL/MID CAP EQUITY FUND

INTERNATIONAL EQUITY FUND

BOND FUND

STOCK AND BOND BALANCED FUND

ABOUT THE TRUST

State Farm Variable Product Trust (the “Trust”) is an open-end management investment company organized as a business trust under the laws of the State of Delaware on February 21, 1997. The Trust consists of nine separate investment portfolios (the “Funds” or a “Fund”), each of which is, in effect, a separate mutual fund. With the exception of the Stock and Bond Balanced Fund, each Fund is “diversified” as that term is defined in the Investment Company Act of 1940, as amended (the “Act” or the “1940 Act”); the Stock and Bond Balanced Fund is non-diversified. The Trust issues a separate series of shares of beneficial interest for each Fund representing fractional undivided interests in that Fund. By investing in a Fund, you become entitled to a pro-rata share of all dividends and distributions arising from the net income and capital gains on the investments of that Fund. Likewise, you share pro-rata in any losses of that Fund.

ABOUT THE INVESTMENTS OF THE FUNDS

INVESTMENT OBJECTIVES

The investment objective of each Fund is set forth and described in the Prospectus. Each Fund’s investment objective may be changed by the Board of Trustees with notice.

INVESTMENT SUB-ADVISERS

State Farm Investment Management Corp. (“SFIM” or the “Manager”) has entered into agreements with investment sub-advisers for some of the Funds, as set forth below:

Fund	Sub-adviser(s)
Large Cap Equity Fund	Bridgeway Capital Management, Inc. (“Bridgeway”) and Westwood Management Corp. (“Westwood”)
Small/Mid Cap Equity Fund	Bridgeway and Rainier Investment Management, LLC (“Rainier”)
International Equity Fund	Marsico Capital Management, LLC (“Marsico”) and Northern Cross, LLC (“Northern Cross”)
Large Cap Equity Index Fund	BlackRock Fund Advisors (“BFA”)
Small Cap Equity Index Fund	BFA
International Index Fund	BFA

Collectively these firms will be referred to as the “Sub-Advisers” in this SAI.

INVESTMENT TECHNIQUES

In addition to the investment objective of each Fund, the policies and certain techniques by which the Funds pursue their objectives are generally set forth in the Prospectus. This section is intended to augment the explanation found in the Prospectus.

THE MONEY MARKET FUND

The Money Market Fund invests only in instruments denominated in U.S. dollars that SFIM, under the supervision of the Trust’s Board of Trustees, determines present minimal credit risk and are, at the time of acquisition, either:

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1.	rated in one of the two highest rating categories for short-term debt obligations assigned by at least two nationally recognized statistical rating organizations (“NRSROs”), or by only one NRSRO if only one NRSRO has issued a rating with respect to the instrument; or

2.	in the case of an unrated instrument, determined by SFIM, under the supervision of the Trust’s Board of Trustees, to be of comparable quality to the instruments described in paragraph 1 above; or

3.	issued by an issuer that has received a rating of the type described in paragraph 1 above on other securities that are comparable in priority and security to the instrument.

Pursuant to Rule 2a-7 under the 1940 Act, securities which are rated (or that have been issued by an issuer that has been rated with respect to a class of short-term debt obligations, or any security within that class, comparable in priority and quality with such security) in the highest short-term rating category by at least two NRSROs are designated “First Tier Securities.” Securities rated in the top two short-term rating categories by at least two NRSROs, but which are not rated in the highest short-term category by at least two NRSROs, are designated “Second Tier Securities.” A description of the ratings used by NRSROs is found in Appendix A herein.

Pursuant to Rule 2a-7, the Money Market Fund may not invest more than 5% of its assets taken at amortized cost in the securities of any one issuer (except the U.S. Government, including repurchase agreements collateralized by U.S. Government securities (defined below)). The Fund may, however, invest more than 5% of its assets in the First Tier Securities of a single issuer for a period of up to three business days after the purchase thereof, although the Fund may not make more than one such investment at any time.

Further, the Fund will not invest more than 0.5% of its total assets in the securities of a single issuer that were Second Tier Securities when acquired by the Fund. In addition, the Fund may not invest more than 3% of its total assets in securities which were Second Tier Securities when acquired.

The foregoing policies are more restrictive than the fundamental investment restriction number 1 set forth below, which would give the Fund the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer. The Fund will operate in accordance with these policies to comply with Rule 2a-7.

BORROWING

Each Fund may borrow money for temporary or emergency purposes, including the meeting of redemption requests up to the limits set forth under the section “Investment Policies and Restrictions.” Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements and dollar roll transactions and other similar investments that involve a form of leverage (i.e., risk of gain or loss disproportionately higher than the amount invested) have characteristics similar to borrowings. The Funds segregate liquid assets in connection with these types of transactions to the extent required by the 1940 Act.

The Trust has entered into a Line of Credit Agreement with State Farm Mutual Automobile Insurance Company (“Auto Company” or “SFMAIC”), the parent company of SFIM. Under the Line of Credit Agreement, a Fund can borrow money from Auto Company on an unsecured basis for up to 30 days. No Fund can borrow more than 5% of its total assets (including the amount borrowed) from Auto Company, and no Fund can borrow from Auto Company for a period longer than 30 days. All the Funds advised by the SFIM can borrow no more than $50,000,000 from Auto Company in the aggregate at any one time. A Fund will pay interest to Auto Company on an outstanding loan at a benchmark interest rate that approximates the rate that creditworthy corporate issuers pay on short-term commercial paper. Auto Company in its sole and absolute discretion determines whether to loan money to a Fund under the Line of Credit Agreement. Similarly, a Fund is not obligated to borrow from Auto Company under the Line of Credit Agreement.

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EQUITY SECURITIES

Each of the Large Cap Equity Index Fund, the Small Cap Equity Index Fund, the International Equity Index Fund, the Large Cap Equity Fund, the Small/Mid Cap Equity Fund, the International Equity Fund, and the Stock and Bond Balanced Fund (through the Large Cap Equity Index Fund), invest in common stocks, which represent an equity interest (ownership) in a business. This ownership interest often gives these Funds the right to vote on measures affecting the company’s organization and operations. These Funds also invest in other types of equity securities, including preferred stocks and securities convertible into common stocks (discussed below). Over time, common stocks historically have provided superior long-term capital growth potential. However, stock prices may decline over short or even extended periods. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. As a result, these Funds should be considered long-term investments, designed to provide the best results when held for several years or more. These Funds may not be suitable investments if you have a short-term investment horizon or are uncomfortable with an investment whose value is likely to vary substantially.

The Small/Mid Cap Equity Fund’s and the Small Cap Equity Index Fund’s investments in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies. In addition, transaction costs in stocks of smaller capitalization companies may be higher than those of larger capitalization companies. Because the Small/Mid Cap Equity Fund and Small Cap Equity Index Fund emphasize the stocks of issuers with smaller market capitalizations, each can be expected to have more difficulty obtaining information about the issuers or valuing or disposing of its securities than it would if it were to concentrate on more widely held stocks.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

From time to time, in the ordinary course of business, each Fund may purchase securities on a when-issued basis or delayed-delivery basis, i.e., delivery and payment can take place a month or more after the date of the transaction. The securities so purchased are subject to market fluctuation, and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Trust will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of that Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. Each Fund will also segregate cash or cash equivalents or other liquid portfolio securities equal in value, marked to market on a daily basis, to commitments for such when-issued or delayed-delivery securities. As a general matter each Fund will hold less than 5% of its total assets in commitments to purchase securities on a delayed-delivery or when-issued basis and will not, under any circumstances, purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 10% of the net assets of the Fund would be so invested.

LOANS OF PORTFOLIO SECURITIES

Each Fund may from time to time lend securities that it holds to brokers, dealers and financial institutions, up to a maximum of 33% of the total value of each Fund’s assets. Such loans will be secured by collateral in the form of cash or United States Treasury securities, or other liquid securities as permitted by the Securities and Exchange Commission (the “SEC” or the “Commission”), which at all times while the loan is outstanding, will be maintained in an amount at least equal to the current market value of the loaned securities. The Fund making the loan will continue to receive interest and dividends on the loaned securities during the term of the loan, and, in addition, will receive a fee from the borrower or interest earned from the investment of cash collateral in short-term securities. The Fund will also receive any gain or loss in the market value of loaned securities and of securities in which cash collateral is invested during the term of the loan.

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The right to terminate a loan of securities, subject to appropriate notice, will be given to either party. When a loan is terminated, the borrower will return the loaned securities to the appropriate Fund. No Fund will have the right to vote securities on loan, but each would terminate a loan and regain the right to vote if the Trust’s Board of Trustees deems it to be necessary in a particular instance.

For tax purposes, the dividends, interest and other distributions which a Fund receives on loaned securities may be treated as other than qualified income for the 90% test. See TAXES—GENERAL TAX INFORMATION. Each Fund intends to lend portfolio securities only to the extent that this activity does not jeopardize its status as a regulated investment company under the Internal Revenue Code of 1986.

The primary risk involved in lending securities is that the borrower will fail financially and not return the loaned securities at a time when the collateral is insufficient to replace the full amount of the loan. The borrower would be liable for the shortage, but the Fund making the loan would be an unsecured creditor with respect to such shortage and might not be able to recover all or any of it. In order to minimize this risk, each Fund will make loans of securities only to firms SFIM or, when appropriate, a sub-adviser (under the supervision of the Board of Trustees) deems creditworthy. Also, the Funds may experience losses as a result of a decrease in value of cash collateral reinvestments.

DEBT SECURITIES

Under normal circumstances, the Bond Fund and the Stock and Bond Balanced Fund (through its investment in the Bond Fund) may invest in debt securities of corporate and governmental issuers, including “investment grade” securities (securities within the four highest grades (AAA/Aaa to BBB/Baa) assigned by Moody’s Investor Services, Inc. (“Moody’s”) or Standard and Poor’s Financial Services LLC, a division of McGraw Hill Financial (“S&P”)) and lower-rated securities (securities rated BB or lower by S&P or Ba or lower by Moody’s, commonly called “junk bonds”), and securities that are not rated, but are of comparable quality. See Appendix A for a Description of Bond Ratings.

The risks inherent in debt securities depend primarily on the term and quality of the obligations in a Fund’s portfolio as well as on market conditions. A decline in the prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities.

Investing in lower grade securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, such securities are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in making their principal and interest payments.

In addition, lower grade securities may be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and ask prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. Adverse publicity and investor perceptions may negatively affect the market value and liquidity of these securities.

The Large Cap Equity Index Fund may purchase debt securities that are not rated if, in the opinion of BFA, the investment sub-adviser for the Large Cap Equity Index Fund, such obligation is of investment quality comparable to other rated investments that are permitted to be purchased by the Large Cap Equity Index Fund. After purchase by the Large Cap Equity Index Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Large Cap Equity Index Fund. Neither event will require a sale of such security by the Large Cap Equity Index Fund, provided that the amount of such securities held by the Large Cap Equity Index Fund does not exceed 5% of the Large Cap Equity Index Fund’s net assets. To the extent the ratings given by Moody’s or

4

by S&P may change as a result of changes in such organizations or their rating systems, the Large Cap Equity Index Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI.

The Large Cap Equity Index Fund is not required to sell downgraded securities, and it could hold up to 5% of its net assets in debt securities rated below “Baa” by Moody’s or below “BBB” by S&P or, if unrated, low quality (below investment grade) securities.

CONVERTIBLE SECURITIES

The Large Cap Equity Index Fund, Small Cap Equity Index Fund, International Equity Index Fund, the Large Cap Equity Fund, Small/Mid Cap Equity Fund, International Equity Fund, the Bond Fund and the Stock and Bond Balanced Fund (through that Fund’s investment in the Large Cap Equity Index Fund and the Bond Fund) may invest up to 20% of its total assets in convertible securities. Convertible securities may include corporate notes or preferred stock but are ordinarily a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities generally rank senior to common stocks in an issuer’s capital structure and entail less risk of declines in market value than the issuer’s common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. In evaluating a convertible security, SFIM or a sub-advisor, as applicable, usually gives primary emphasis to the attractiveness of the underlying common stock. The convertible debt securities in which a Fund may invest are subject to the same rating criteria as its investment in non-convertible debt securities.

Because the Stock and Bond Balanced Fund invests a portion of its assets in the Large Cap Equity Index Fund and in the Bond Fund, the Stock and Bond Balanced Fund is subject to the same risks with regard to investments in convertible securities.

CYBERSECURITY RISK

The Funds, like all companies, may be susceptible to operational and information security risks. Cybersecurity failures or breaches of the Funds or their service providers or the issuers of securities in which the Funds invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Funds and their shareholders could be negatively impacted as a result.

FLOATING- AND VARIABLE-RATE OBLIGATIONS

The Large Cap Equity Index Fund may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. The

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interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Fund may invest in obligations which are not so rated only if BFA determines that, at the time of investment, the obligations are of comparable quality to the other obligations in which the Fund may invest. BFA, on behalf of the Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Fund’s portfolio. The Fund will not invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

MORTGAGE-BACKED SECURITIES

The Money Market Fund, Bond Fund and Stock and Bond Balanced Fund (through its investment in the Bond Fund) may purchase mortgage-backed securities. Mortgage-backed securities represent interests in pools of mortgages. The underlying mortgages normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs. Mortgage-backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage-backed securities is a “pass-through certificate.” Holders of pass-through certificates receive a pro rata share of the payments from the underlying mortgages. Holders also receive a pro rata share of any prepayments, so they assume all the prepayment risk of the underlying mortgages.

Collateralized mortgage obligations (CMOs) are complicated instruments that allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage-backed securities. This creates different prepayment and market risks for each CMO class.

In addition, CMOs may allocate interest payments to one class (IOs) and principal payments to another class (POs). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs’ prices tend to increase when interest rates rise (and prepayments fall), making IOs a useful hedge against market risk.

Generally, homeowners have the option to prepay their mortgages at any time without penalty. Homeowners frequently refinance high rate mortgages when mortgage rates fall. This results in the prepayment of mortgage-backed securities, which deprives holders of the securities of the higher yields. Conversely, when mortgage rates increase, prepayments due to refinancings decline. This extends the life of mortgage-backed securities with lower yields. As a result, increases in prepayments of premium mortgage-backed securities, or decreases in prepayments of discount mortgage-backed securities, may reduce their yield and price.

This relationship between interest rates and mortgage prepayments makes the price of mortgage-backed securities more volatile than most other types of fixed income securities with comparable credit risks. Mortgage-backed securities tend to pay higher yields to compensate for this volatility.

CMOs may include planned amortization classes (PACs) and targeted amortization classes (TACs). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and any prepayments in excess of this rate. In addition, PACs will receive the companion classes’ share of principal payments if necessary to cover a shortfall in

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the prepayment rate. This helps PACs and TACs to control prepayment risk by increasing the risk to their companion classes.

Another variant allocates interest payments between two classes of CMOs. One class (Floaters) receives a share of interest payments based upon a market index such as London-Inter Bank Offering Rate (“LIBOR”). The other class (Inverse Floaters) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and market risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.

CMOs must allocate all payments received from the underlying mortgages to some class. To capture any unallocated payments, CMOs generally have an accrual (Z) class. Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off. Once this happens, holders of Z class CMOs receive all payments and prepayments. Similarly, real estate mortgage investment conduits (REMICs) (offerings of multiple class mortgage backed securities which qualify and elect treatment as such under provisions of the Internal Revenue Code) have residual interests that receive any mortgage payments not allocated to another REMIC class.

The degree of increased or decreased prepayment risk depends upon the structure of the CMOs. Z classes, IOs, POs, and Inverse Floaters are among the most volatile investment grade fixed income securities currently traded in the United States. However, the actual return on any type of mortgage backed security depends upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

ASSET-BACKED SECURITIES

The Money Market Fund, Bond Fund and Stock and Bond Balanced Fund (through its investment in the Bond Fund) may purchase asset-backed securities, which represent direct or indirect participations in, or are secured by and payable from, assets other than mortgage-backed assets such as installment loan contracts, leases of various types of real and personal property, motor vehicle installment sales contracts and receivables from revolving credit (credit card) agreements. Asset-backed securities may be considered illiquid securities and, therefore, may be subject to a Fund’s 15% (5% with respect to the Money Market Fund) limitation on such investments. Asset-backed securities, including adjustable rate asset-backed securities, have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks, including prepayment risk.

Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution. Asset-backed securities do not always have the benefit of a security interest in collateral comparable to the security interests associated with mortgage-backed securities. As a result, the risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater for asset-backed securities than for mortgage-backed securities. In addition, because asset-backed securities are relatively new, the market experience in these securities is limited and the market’s ability to sustain liquidity through all phases of an interest rate or economic cycle has not been tested.

MORTGAGE DOLLAR ROLLS

The Bond Fund and the Stock and Bond Balanced Fund (through its investment in the Bond Fund) may enter into mortgage dollar roll transactions in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower

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repurchase price at the future date. Realized gains and losses are deferred until the ultimate sale of the security (without repurchase).

WARRANTS

The Bond Fund and, indirectly, the Stock and Bond Balanced Fund, the Large Cap Equity Fund, Small/Mid Cap Equity Fund, International Equity Fund, and the Large Cap, Small Cap and International Equity Index Funds may invest in warrants or rights (other than those acquired in units or attached to other securities) which entitle the purchaser to buy equity securities at a specific price for a specific period of time. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The Bond Fund may retain up to 10% of the value of its total assets in common stocks acquired by the exercise of warrants attached to debt securities.

LETTERS OF CREDIT

Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Large Cap Equity Index Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Letters of credit are not federally insured instruments. Only banks, savings and loan associations and insurance companies which, in the opinion of BFA, are of comparable quality to issuers of other permitted investments of the Large Cap Equity Index Fund may be used for letter of credit-backed investments. However, such banks may be unable to honor the letter of credit.

U.S. GOVERNMENT SECURITIES

Each Fund may purchase securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities (“U.S. Government Securities”). Some U.S. Government Securities, such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, are supported either by (a) the full faith and credit of the U.S. Government (such as securities of the Small Business Administration), (b) the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Banks), (c) the discretionary authority of the U.S. Government to purchase the agency’s obligations (such as securities of the Federal National Mortgage Association), or (d) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities or instrumentalities in the future. Accordingly, securities issued by an agency are subject to default, and are also subject to interest rate and prepayment risks.

U.S. Government Securities may also include zero coupon securities. Zero coupon securities are issued and traded at a discount and do not entitle the holder to any periodic payments of interest prior to maturity and, for this reason, may trade at a deep discount from their face or par value and may be subject to greater fluctuations in market value than ordinary debt obligations of comparable maturity. With zero coupon securities there are no cash distributions to reinvest, so investors bear no reinvestment risk if they hold the zero coupon securities to maturity; holders of zero coupon securities, however, forego the possibility of reinvesting at a higher yield than the rate paid on the originally issued security. With zero coupon securities there is no reinvestment risk on the principal amount of the investment. When held to maturity, the entire return from such instruments is determined by the difference between such instrument’s purchase price and its value at maturity.

Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities are considered to include (a) securities for which the payment of principal and interest is backed by a guarantee of or an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (b) participation in loans made to foreign governments or their agencies that are so

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guaranteed. The secondary market for certain of these participations is limited. Such participations may therefore be regarded as illiquid.

FOREIGN INVESTMENTS

Investing in the securities of companies organized outside the United States or of companies whose securities are principally traded outside the United States (“foreign issuers”) or investments in securities denominated or quoted in foreign currency (“non-dollar securities”) involves certain special considerations, including those set forth below, which are not typically associated with investing in securities of domestic issuers or U.S. dollar denominated securities.

The Large Cap Equity Index Fund (and indirectly the Stock and Bond Balanced Fund), International Equity Index Fund, Large Cap Equity Fund, Small/Mid Cap Equity Fund, and International Equity Fund each may invest in non-dollar denominated securities and the securities of foreign issuers (collectively, “foreign investments”). Each of these Funds may invest in foreign investments directly or in the form of American Depositary Receipts (“ADRs”), Canadian Depositary Receipts (“CDRs”), European Depositary Receipts (“EDRs”), International Depositary Receipts (“IDRs”) and Global Depositary Receipts (“GDRs”) collectively, “Depositary Receipts”, or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. Bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign investments. Generally, ADRs in registered form are designed for use in U.S. securities markets.

Each of Large Cap Equity Index Fund, (and indirectly the Stock and Bond Balanced Fund), International Equity Index Fund, Large Cap Equity Fund, Small/Mid Cap Equity Fund, and International Equity Fund may invest in Depositary Receipts through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interestholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts with respect to the deposited securities. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

Transactions involving investments in foreign issuers may involve the use of currencies of foreign countries. Since a Fund may temporarily hold funds in bank deposits in foreign currencies during completion of investment programs, it may be subject to currency exposure independent of its securities positions and may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations. Accordingly, it may incur costs in connection with conversions between various currencies.

By making foreign investments, a Fund may also experience exchange control regulation or currency restrictions that prevent cash from being brought back into the United States or that prevent a Fund from converting foreign currency into U.S. dollars. Exchange control regulation or currency restrictions can cause a Fund to continue to be exposed to fluctuating exchange rates.

Since foreign issuers are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers, there may be less publicly available information about a foreign issuer than about a domestic issuer. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign issuers are less liquid and more volatile

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than securities of comparable domestic issuers. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a Fund making investments in securities of foreign issuers will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed and unlisted issuers than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund making an investment on such a market are uninvested and no return is earned on such assets. The inability of such a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Moreover, inability to dispose of portfolio investments due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability for the Fund. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Fund’s investments in those countries. Also, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

EMERGING MARKETS

Investments in emerging markets securities include special risks in addition to those generally associated with foreign investing. Many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than in more developed foreign markets. This difference reflects the greater uncertainties of investing in less established markets and economies. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of a Fund’s assets is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of those securities or, if a Fund has entered into a contract to sell a security, in possible liability to the purchaser. Costs associated with transactions in emerging markets securities are typically higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

Certain foreign markets (including emerging markets) may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

The risk also exists that an emergency situation may arise in one or more emerging markets. As a result, trading of securities may cease or may be substantially curtailed and prices for a Fund’s securities in such markets may not be readily available. A Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, if a Fund believes that appropriate circumstances exist, it will promptly apply to the Commission for a determination that such an emergency is present. During the period commencing from a Fund’s identification of such condition until the date of Commission action, that Fund’s

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securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees of the Trust.

Income from securities held by a Fund could be reduced by taxes withheld from that income, or other taxes that may be imposed by the emerging market countries in which the Fund invests. Net asset value of a Fund may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. Many emerging markets have experienced substantial rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, certain emerging market countries have imposed wage and price controls. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest or principal on debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through ownership or control of many companies. The future actions of those governments could have a significant effect on economic conditions in emerging markets, which, in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in a Fund’s portfolio. Expropriation, confiscatory taxation, nationalization, political, economic and social instability have occurred throughout the history of certain emerging market countries and could adversely affect Fund assets should any of those conditions recur.

CURRENCY EXCHANGE TRANSACTIONS

The Funds may enter into currency exchange transactions either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market, through a forward currency exchange contract (“forward contract”) or through foreign currency futures contracts.

FORWARD CONTRACTS

A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign dealers or broker-dealers, are not traded on an exchange and are usually for less than one year, but may be longer or renewed.

Forward currency transactions may involve currencies of the different countries in which a Fund may invest, and serve as hedges against possible variations in the exchange rate between these currencies. A currency transaction for a Fund is limited to transaction hedging and portfolio hedging involving either specific transactions or actual or anticipated portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of a Fund accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a forward contract with respect to an actual or anticipated portfolio security position denominated or quoted in a particular currency or country. When a Fund owns or anticipates owning securities in countries whose currencies are linked, the Fund may aggregate such positions as to the currency hedged.

If a Fund enters into a forward contract hedging an anticipated or actual holding of portfolio securities, liquid assets of the Fund, having a value at least as great as the amount of the excess, if any, of the Fund’s commitment

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under the forward contract over the value of the portfolio position being hedged, will be segregated on the books of the Fund and held by the Fund’s custodian and marked to market daily, while the contract is outstanding.

At the maturity of a forward contract to deliver a particular currency, a Fund may sell the portfolio security related to such contract and make delivery of the currency received from the sale, or it may retain the security and either purchase the currency on the spot market or terminate its contractual obligation to deliver the currency by entering into an offsetting contract with the same currency trader for the purchase on the same maturity date of the same amount of the currency.

It is impossible to forecast precisely the market value of a portfolio security being hedged with a forward currency contract. Accordingly, at the maturity of a contract it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver under the forward contract and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if the sale proceeds exceed the amount of currency the Fund is obligated to deliver.

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. If forward prices decline during the period between entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. If forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force it to cover its commitments for the purchase or sale of currency, if any, at the current market price.

FOREIGN CURRENCY EXCHANGE CONTRACTS

In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the International Equity Fund and the International Equity Index Fund may enter into forward foreign currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency exchange contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the International Equity Fund or the International Equity Index Fund to establish a rate of exchange for a future point in time.

When entering into a contract for the purchase or sale of a security, the International Equity Fund or the International Equity Index Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

With respect to any forward foreign currency contract, it generally will not be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward currency exchange contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains, which might result from changes in the value of such currency. The International Equity Fund or the International Equity Index Fund also may incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

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Liquid assets equal to the amount of the International Equity Fund or the International Equity Index Fund’s assets that could be required to consummate forward contracts will be segregated except to the extent the contracts are otherwise “covered.” The segregated assets will be valued at market or fair value. If the market or fair value of such assets declines, additional liquid assets will be segregated daily so that the value of the segregated assets will equal the amount of such commitments by the International Equity Fund or the International Equity Index Fund. A forward contract to sell a foreign currency is “covered” if the International Equity Fund or the International Equity Index Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Portfolio to buy the same currency at a price that is (i) no higher than the International Equity Fund or the International Equity Index Fund’s price to sell the currency or (ii) greater than the International Equity Fund or the International Equity Index Fund’s price to sell the currency provided the International Equity Fund or the International Equity Index Fund segregates liquid assets in the amount of the difference. A forward contract to buy a foreign currency is “covered” if the International Equity Fund or the International Equity Index Fund holds a forward contract (or call option) permitting the International Equity Fund or the International Equity Index Fund to sell the same currency at a price that is (i) as high as or higher than the International Equity Fund or the International Equity Index Fund’s price to buy the currency or (ii) lower than the International Equity Fund or the International Equity Index Fund’s price to buy the currency provided the International Equity Fund or the International Equity Index Fund segregates liquid assets in the amount of the difference.

FOREIGN MONEY MARKET INSTRUMENTS

The Large Cap Equity Fund, Small/Mid Cap Equity Fund and International Equity Fund may invest up to 25% of its assets in foreign money market instruments. Foreign money market instruments include Eurodollar Certificates of Deposit (ECDs), Yankee dollar Certificates of Deposit (YCDs) and Eurodollar Time Deposits (ETDs), which are all U.S. dollar denominated certificates of deposit. ECDs are issued by, and ETDs are deposits of, foreign banks or foreign branches of U.S. banks. YCDs are issued in the U.S. by branches and agencies of foreign banks. Europaper is dollar-denominated commercial paper and other short-term notes issued in the U.S. by foreign issuers.

ECDs, ETDs, YCDs, and Europaper have many of the same risks as other foreign securities. Examples of these risks include economic and political developments that may adversely affect the payment of principal or interest, foreign withholding or other taxes on interest income, difficulties in obtaining or enforcing a judgment against the issuing bank and the possible impact of interruptions in the flow of international currency transactions. Also, the issuing banks or their branches are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing, recordkeeping and the public availability of information.

INVESTMENT COMPANIES AND EXCHANGE-TRADED FUNDS

Each of the Large Cap Equity Index Fund, the Small Cap Equity Index Fund, the International Equity Index Fund, the Large Cap Equity Fund, the Small/Mid Cap Equity Fund, the International Equity Fund, and the Stock and Bond Balanced Fund (through the Large Cap Equity Index Fund) may invest in securities issued by other open-end and closed end, management investment companies, to the extent permitted under the 1940 Act. When a fund invests its assets in securities issued by another investment company, the Fund will incur additional Fees. As a general matter, under the 1940 Act, investment in such securities is limited to: (i) 3% of the outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets with respect to all such companies in the aggregate. To the extent allowed by law or regulation, each Fund may invest its assets in securities of money market funds, including those advised by the SFIM, BFA or affiliates of such companies, in excess of the limits discussed above. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses.

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Each of the Large Cap Equity Index Fund, the Small Cap Equity Index Fund, the International Equity Index Fund, the Large Cap Equity Fund, the Small/Mid Cap Equity Fund, the International Equity Fund, and the Stock and Bond Balanced Fund (through the Large Cap Equity Index Fund) may purchase and sell shares of exchange-traded funds (“ETFs”), including shares of ETFs that are affiliated with BFA. In the event BFA invests in affiliated ETFs, BFA will receive an advisory fee from such ETF. Typically, a Fund would purchase ETF shares to obtain exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Fund. When used in this fashion, ETF shares may enjoy several advantages over futures and other investment alternatives. For example, depending on market conditions, the holding period, and other factors, ETF shares can be less costly. In addition, ETF shares generally can be purchased for smaller sums than corresponding contracts and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. Most ETFs are investment companies. Therefore, the Funds’ purchases of ETF shares are subject to the non-fundamental investment restrictions regarding investments in other investment companies.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

FINANCIAL FUTURES CONTRACTS

The Large Cap, Small Cap, and International Equity Index Funds and, indirectly, the Stock and Bond Balanced Fund may purchase and sell stock index futures contracts and options on such futures contracts as described in the Prospectus.

Stock index futures contracts bind purchasers and sellers to deliver, at a future date specified in the contract, a cash amount equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price specified by the contract. That is, the seller of the futures contract must pay and the purchaser would receive a multiple of any excess of the value of the index over the settlement price, and conversely, the purchaser must pay and the seller would receive a multiple of any excess of the settlement price over the value of the index. A public market currently exists for stock index futures contracts based on the S&P 500 Index, the New York Stock Exchange Composite Index, the Russell 2000 Stock Index, the Value Line Stock Index, and the Major Market Index. It is expected that financial instruments related to broad-based indices, in addition to those for which futures contracts are currently traded, will in the future be the subject of publicly-traded futures contracts. Each Fund may purchase and sell stock index futures contracts on its benchmark index or similar index.

Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but instead are liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Fund are usually liquidated in this manner, a Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous to do so. A clearing organization associated with the relevant exchange assumes responsibility for closing out transactions and guarantees that, as between the clearing members of the exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

When futures contracts are entered into by a Fund, either as the purchaser or the seller of such contracts, the Fund is required to deposit with its futures commission merchant (“FCM”), or with its custodian in a segregated account in the name of the FCM an initial margin of cash or U.S. Treasury bills equaling as much as 5% to 10% or more of the contract settlement price. The nature of initial margin requirements in futures transactions differs from traditional margin payments made in securities transactions in that initial margin for futures contracts does not

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involve the borrowing of funds by the customer to finance the transaction. Instead, a customer’s initial margin on a futures contract represents a good faith deposit securing the customer’s contractual obligations under the futures contract. The initial margin deposit is returned, assuming these obligations have been met, when the futures contract is terminated. In addition, subsequent payments to and from the FCM, called “variation margin,” are made on a daily basis as the price of the underlying security or stock index fluctuates reflecting the change in value in the long (purchase) or short (sale) positions in the financial futures contract, a process known as “marking to market.”

OPTIONS ON STOCK INDEX FUTURES CONTRACTS

The Large Cap, Small Cap, and International Equity Index Funds and, indirectly, the Stock and Bond Balanced Fund may also purchase call and put options and write covered call and put options on stock index futures contracts of the type which the particular Fund is authorized to enter into. Put and call options on futures contracts will be covered in the same manner as covered options on securities and securities indices. The Funds may invest in such options for the purpose of closing out a futures position that has become illiquid.

Options on futures contracts are traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission. A call option on a futures contract gives the purchaser the right, in return for the premium paid (but not the obligation), to purchase a futures contract (assume a “long” position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid (but not the obligation), to sell a futures contract (assume a “short” position), for a specified exercise price, at any time before the option expires.

Unlike entering into a futures contract itself, purchasing options on futures contracts allows a buyer to decline to exercise the option, thereby avoiding any loss beyond forgoing the purchase price (or “premium”) paid for the options. Whether, in order to achieve a particular objective, the Fund enters into a stock index futures contract, on the one hand, or an option contract on a stock index futures contract, on the other, will depend on all the circumstances, including the relative costs, liquidity, availability and capital requirements of such futures and options contracts. Each Fund will consider the relative risks involved, which may be quite different. These factors, among others, will be considered in light of market conditions and the particular objective to be achieved.

CERTAIN ADDITIONAL RISKS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

In addition to the risks described in the Prospectus, the use of stock index futures contracts and options on such futures contracts may entail the following risks. First, although such instruments when used by a Fund are intended to correlate with the Fund’s portfolio securities, in many cases the futures contracts or options on futures contracts used may be based on stock indices the components of which are not identical to the portfolio securities owned or intended to be acquired by the Fund. Second, due to supply and demand imbalances and other market factors, the price movements of stock index futures contracts and options thereon may not necessarily correspond exactly to the price movements of the stock indices on which such instruments are based. Accordingly, there is a risk that a Fund’s transactions in those instruments will not in fact offset the impact on the Fund of adverse market developments in the manner or to the extent contemplated or that such transactions will result in losses to the Fund which are not offset by gains with respect to corresponding portfolio securities owned or to be purchased by that Fund.

To some extent, these risks can be minimized by careful management of these strategies. For example, where price movements in a futures contract are expected to be less volatile than price movements in the related portfolio securities owned or intended to be acquired by a Fund, it may, in order to compensate for this difference, use an amount of futures contracts which is greater than the amount of such portfolio securities. Similarly, where the price movement of a futures contract is anticipated to be more volatile, a Fund may use an amount of such contracts which is smaller than the amount of portfolio securities to which such contracts relate.

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The risk that the hedging technique used will not actually or entirely offset an adverse change in the value of a Fund’s securities is particularly relevant to futures contracts. A Fund, in entering into a futures purchase contract, potentially could lose any or all of the contract’s settlement price. In addition, because stock index futures contracts require delivery at a future date of an amount of cash equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price, an algebraic relationship exists between any price movement in the underlying index and the potential cost of settlement to a Fund. A small increase or decrease in the value of the underlying index can, therefore, result in a much greater increase or decrease in the cost to the Fund. Although the Funds intend to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market for such instruments will exist when they seek to “close out” (i.e., terminate) a particular stock index futures contract position. Trading in such instruments could be interrupted, for example, because of a lack of either buyers or sellers. In addition, the futures exchanges may suspend trading after the price of such instruments has risen or fallen more than the maximum amount specified by the exchange. A Fund may be able, by adjusting investment strategy in the cash or other contract markets, to offset to some extent any adverse effects of being unable to liquidate a futures position. Nevertheless, in some cases, a Fund may experience losses as a result of such inability. Therefore, it may have to liquidate other more advantageous investments to meet its cash needs.

In addition, FCMs or brokers in certain circumstances will have access to the Funds’ assets posted as margin in connection with these transactions as permitted under the 1940 Act. The Funds will use only FCMs or brokers in whose reliability and financial soundness they have full confidence and have adopted certain other procedures and limitations to reduce the risk of loss with respect to any assets which brokers hold or to which they may have access. Nevertheless, in the event of a broker’s insolvency or bankruptcy, it is possible that a Fund could experience a delay or incur costs in recovering such assets or might recover less than the full amount due. Also the value of such assets could decline by the time the Fund could effect such recovery.

The success of any Fund in using these techniques depends, among other things, on BFA’s ability to predict the direction and volatility of price movements in the futures markets as well as the securities markets and on its ability to select the proper type, time, and duration of futures contracts. There can be no assurance that these techniques will produce their intended results. In any event, BFA will use stock index futures contracts and options thereon only when it believes the overall effect is to reduce, rather than increase, the risks to which the Fund is exposed. These transactions also, of course, may be more, rather than less, favorable to a Fund than originally anticipated.

Each of the Large Cap Equity Index Fund, the Small Cap Equity Index Fund and the International Equity Index Fund (together the “Equity Index Funds”) has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 under the U.S. Commodity Exchange Act, as amended (the “Commodity Exchange Act”) and, therefore, each Equity Index Fund is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act as long as it complies with the requirements of the rule. However, the Equity Index Funds may be required to limit their use of positions in futures contracts and options on futures contracts in accordance with the requirements of Rule 4.5. If an Equity Index Fund ceases to be eligible for exclusion under Rule 4.5 of the Commodity Exchange Act, that Fund may be subject to dual regulation by the CFTC and SEC and may be required to register as a “commodity pool operator.” If an Equity Index Fund were to register as a “commodity pool operator,” it may experience difficulty in implementing its investment strategy or achieving its investment objective.

SHORT SALES

The Large Cap, Small Cap, and International Equity Index Funds and, indirectly, the Stock and Bond Balanced Fund may enter into short sale transactions to dispose of non-index securities received as a result of corporate actions such as mergers or spinoffs. In connection with short sales, the Funds will adhere to their investment restrictions on borrowing.

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REPURCHASE AGREEMENTS

Repurchase agreements are transactions in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date, and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks not associated with direct investments in securities, a Fund will enter into repurchase agreements only with banks and dealers that either SFIM or the applicable Fund sub-adviser believes present minimum credit risks. SFIM or the applicable Fund sub-adviser will review and monitor the creditworthiness of such institutions, and will consider the capitalization of the institution, their prior dealings with the institution, any rating of the institution’s senior long-term debt by independent rating agencies, and other relevant factors. SFIM or the applicable Fund sub-adviser may cause a Fund to participate in pooled repurchase agreement transactions with other funds advised by them.

A Fund will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings there may be restrictions on the ability to sell the collateral and the Fund could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, each Fund intends to comply with provisions under such Code that would allow it immediately to resell such collateral. No Fund intends to invest more than 15% of its total assets in repurchase agreements.

PRIVATELY ISSUED SECURITIES

A Fund may invest in privately issued securities, including those that may be resold only in accordance with Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to the Fund. Privately issued or Rule 144A Securities that are determined by SFIM or the applicable Fund sub-adviser to be “illiquid” are subject to the Trust’s policy of not investing more than 15% (5% in the case of the Money Market Fund) of its net assets in illiquid securities. SFIM or the applicable Fund sub-adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

CASH AND CASH EQUIVALENTS

Each of the Funds may invest in cash and cash equivalents. These securities include (1) commercial paper (short-term notes issued by corporations or governmental bodies), (2) commercial bank obligations (e.g., certificates of deposit (interest-bearing time deposits) and bankers’ acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity), (3) savings association and bank obligations (e.g., certificates of deposit issued by savings banks or savings associations), (4) U.S. Government Securities that mature, or may be redeemed, in one year or less, (5) corporate bonds and notes that mature, or that may be redeemed, in one year or less, (6) money market mutual funds and (7) short-term investment funds maintained by the Fund’s custodian.

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REAL ESTATE INVESTMENT TRUSTS

The International Equity Fund and the Large Cap Equity Fund may invest in Real Estate Investment Trusts (“REITs”) and other investments relating to real estate. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. REITs generally invest in the ownership or financing of real estate projects such as land or buildings, or real estate-related securities such as mortgage-backed securities, or the funding of real estate ventures. REITs typically pay dividends. Although securities issued by REITs may have some attributes of income securities or debt securities, the International Equity Fund generally treat such securities as equity securities. To the extent that the International Equity Fund and the Large Cap Equity Fund invest in REITs, each will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by the REITs in which it invests.

REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest most of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest most of their assets in real estate mortgages and derive income from interest payments.

Like investment companies, REITs are not taxed on income distributed to shareholders if they comply with several requirements of the Internal Revenue Code. The International Equity Fund and the Large Cap Equity Fund will indirectly bear a proportionate share of any expenses (such as operating expenses and advisory fees) paid by REITs in which each Fund invests.

The risks of investing in REITs include the potential for a market correction following the strong run-up in REIT share prices and the prices of underlying real estate, and a potential protracted period of weakness in the real estate industry. In addition, when interest rates rise, real estate-related investments may react negatively, particularly investments that are highly exposed to floating rate debt. In addition to the risks discussed above, REITs may be affected by any changes in the value of the underlying property owned by the trusts or by the quality of any credit extended to borrowers. REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Internal Revenue Code or to maintain an exemption from registration as an investment company under the 1940 Act. Finally, certain REITs may be self-liquidating, in that a specific term of existence is provided for in trust documents and such REITs run the risk of liquidating at an economically inopportune time.

Although the International Equity Fund and the Large Cap Equity Fund will not invest directly in real estate, a Fund may invest in other real estate equity securities in addition to REITs. As a result, an investment in the International Equity Fund and the Large Cap Equity Fund may be subject to certain risks associated with the direct or indirect ownership of real estate and with the real estate industry in general. These risks include, among others:

•	declining residential and commercial real estate values;

•	adverse general or local economic conditions;

•	exposure to subprime mortgage defaults or defaults in other overextended mortgage products;

•	lack of availability of or tightening of requirements for obtaining mortgage funds;

•	failures of mortgage lenders and mortgage insurers;

•	shrinkage of pool of investors willing to invest in real estate and related instruments;

•	overbuilding;

•	extended vacancies of properties;

•	increases in competition, property taxes and operating expenses;

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•	changes in zoning or applicable tax law;

•	costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems;

•	casualty or condemnation losses;

•	uninsured damages from floods, earthquakes or other natural disasters;

•	borrower defaults on adjustable rate mortgages and other mortgages;

•	changes in prepayment rates;

•	foreclosures;

•	limitations on and variations in rents; and

•	unfavorable changes in interest rates.

PUBLICLY TRADED PARTNERSHIPS/MASTER LIMITED PARTNERSHIPS

The International Equity Fund may invest in securities issued by publicly traded partnerships or master limited partnerships or limited liability companies (together referred to as “PTPs/MLPs”). These entities are limited partnerships or limited liability companies that may be publicly traded on stock exchanges or markets such as the New York Stock Exchange (“NYSE”), the American Stock Exchange (“AMEX”) and NASDAQ. PTPs/MLPs often own businesses or properties relating to energy, natural resources or real estate, or may be involved in the film industry or research and development activities. Generally PTPs/MLPs are operated under the supervision of one or more managing partners or members. Limited partners, unit holders, or members (such as a fund that invests in a partnership) are not involved in the day-to-day management of the company. Limited partners, unit holders, or members are allocated income and capital gains associated with the partnership project in accordance with the terms of the partnership or limited liability company agreement.

At times PTPs/MLPs may potentially offer relatively high yields compared to common stocks. Because PTPs/MLPs are generally treated as partnerships or similar limited liability “pass-through” entities for tax purposes, they do not ordinarily pay income taxes, but pass their earnings on to unit holders (except in the case of some publicly traded firms that may be taxed as corporations). For tax purposes, unit holders may initially be deemed to receive only a portion of the distributions attributed to them because certain other portions may be attributed to the repayment of initial investments and may thereby lower the cost basis of the units or shares owned by unit holders. As a result, unit holders may effectively defer taxation on the receipt of some distributions until they sell their units. These tax consequences may differ for different types of entities.

Although the high yields potentially offered by these investments may be attractive, PTPs/MLPs have some disadvantages and present some risks. Investors in a partnership or limited liability company may have fewer protections under state law than do investors in a corporation. Distribution and management fees may be substantial. Losses are generally considered passive and cannot offset income other than income or gains relating to the same entity. These tax consequences may differ for different types of entities. Many PTPs/MLPs may operate in certain limited sectors such as, without limitation, energy, natural resources, and real estate, which may be volatile or subject to periodic downturns. Growth may be limited because most cash is paid out to unit holders rather than retained to finance growth. The performance of PTPs/MLPs may be partly tied to interest rates. Rising interest rates, a poor economy, or weak cash flows are among the factors that can pose significant risks for investments in PTPs/MLPs. Investments in PTPs/MLPs also may be relatively illiquid at times.

The International Equity Fund may invest in relatively illiquid securities issued by limited partnerships or limited liability companies that are not publicly traded. These securities, which may represent investments in certain areas such as real estate or private equity, may present many of the same risks of PTPs/MLPs. In addition, they may present other risks including higher management and distribution fees, uncertain cash flows, potential calls for additional capital, and very limited liquidity.

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INITIAL PUBLIC OFFERINGS

The International Equity Fund may invest in initial public offerings (“IPOs”) of common stock or other primary or secondary syndicated offerings of equity or debt securities issued by a corporate issuer. The purchase of IPO securities often involves higher transaction costs than those associated with the purchase of securities already traded on exchanges or markets. IPO securities are subject to market risk and liquidity risk. The market value of recently issued IPO securities may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading and speculation, a potentially small number of securities available for trading, limited information about the issuer, and other factors. The International Equity Fund may hold IPO securities for a period of time, or may sell them soon after the purchase. The impact of IPOs on the International Equity Fund’s performance may tend to diminish as the Fund’s assets grow. In circumstances when investments in IPOs make a significant contribution to the International Equity Fund’s performance, there can be no assurance that similar contributions from IPOs will continue in the future.

INVESTMENT RESTRICTIONS

FUNDAMENTAL RESTRICTIONS

The Funds are subject to certain fundamental restrictions on their investments. These restrictions may not be changed without the approval of the holders of a majority of the outstanding voting shares of the Funds affected by the change.

1.

DIVERSIFICATION. No Fund will make any investment inconsistent with the Fund’s classification as a diversified company under the Act. This restriction does not apply to any Fund classified as a non-diversified company under the Act.(1)

2a.	INDUSTRY CONCENTRATION—BOND FUND. The Bond Fund will not invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers primarily engaged in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).

2b.	INDUSTRY CONCENTRATION—MONEY MARKET FUND. The Money Market Fund will not invest more than 25% of its assets (taken at market value at the time of each investment) other than U.S. Government securities, obligations (other than commercial paper) issued or guaranteed by U.S. banks and U.S. branches of foreign banks, and repurchase agreements and securities loans collateralized by U.S. Government securities or such bank obligations, in the securities of issuers primarily engaged in the same industry.

2c.	INDUSTRY CONCENTRATION—EQUITY INDEX FUNDS. The Large Cap, Small Cap, and International Equity Index Funds will concentrate their investments in an industry or industries if, and to the extent that, their benchmark indices concentrate in such industry or industries, except where the concentration of the relevant index is the result of a single stock.

2d.	INDUSTRY CONCENTRATION—EQUITY FUNDS. The Large Cap Equity Fund, Small/Mid Cap Equity Fund and International Equity Fund will not invest more than 25% of their total assets (taken at market value at the time of each investment) in the securities of issuers primarily engaged in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).

3.	INTERESTS IN REAL ESTATE. No Fund will purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by a mortgage or a leasehold interest or other interest in real estate). A security issued by a real estate or mortgage investment trust is not treated as an interest in real estate.

(1)	The Funds also intend to comply with the diversification requirements of Section 817(h) of the Internal Revenue Code. See “Taxes—General Tax Information.”

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4.	UNDERWRITING. No Fund will underwrite securities of other issuers except insofar as the Trust may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

5.

BORROWING. No Fund will borrow money, except that: (a) a Fund may borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing; (b) a Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing, for temporary purposes; and (c) a Fund may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities.

6.	LENDING. No Fund will lend any security or make any other loan, except through: (a) the purchase of debt obligations in accordance with the Fund’s investment objective or objectives and policies; (b) repurchase agreements with banks, brokers, dealers, and other financial institutions; and (c) loans of securities as permitted by applicable law.

7.	COMMODITIES. No Fund will purchase or sell commodities or commodity contracts, except that a Fund may invest in currency and financial instruments and contracts that are commodities or commodities contracts.

8.	SENIOR SECURITIES. No Fund will issue senior securities to the extent such issuance would violate applicable law.

9.	INVESTMENTS—STOCK AND BOND BALANCED FUND. The Stock and Bond Balanced Fund will not invest in securities other than securities of other registered investment companies or registered unit investment trusts that are part of the State Farm group of investment companies (as defined in the 1940 Act), U.S. Government securities, or short-term paper.

For the purposes of the restrictions relating to industry concentration, state and municipal governments and their agencies, authorities, and instrumentalities are not deemed to be industries; utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone each will be considered a separate industry); personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

NON-FUNDAMENTAL RESTRICTIONS

The Trust has also adopted the following additional investment restrictions applicable (except as noted) to all Funds. These are not fundamental and may be changed by the Board of Trustees without shareholder approval.

1.	FINANCIAL FUTURES CONTRACTS. No Fund may enter into a financial futures contract (by exercise of any option or otherwise) or acquire any options thereon, if, immediately thereafter, the total of the initial margin deposits required with respect to all open futures positions, at the time such positions were established, plus the sum of the premiums paid for all unexpired options on futures contracts would exceed 5% of the value of its total assets.

2.	MARGIN PURCHASES. No Fund may purchase any securities on margin except in connection with investments of certain Funds in futures contracts or options on futures contracts.

3.	PLEDGING ASSETS. No Fund may mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by such Fund except: (a) as may be necessary in connection with borrowings mentioned in fundamental restriction number 5 above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Fund’s total assets, taken at market value at the time thereof, or (b) in connection with investments of certain Funds in futures contracts or options on futures contracts.

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4a.	ILLIQUID SECURITIES AND REPURCHASE AGREEMENTS. No Fund may purchase securities or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in any combination of:

(i)	repurchase agreements not entitling the holder to payment of principal and interest within seven days, and

(ii)	securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

4b.	ILLIQUID SECURITIES—MONEY MARKET FUND. In addition to the non-fundamental restrictions in 4a above, the Money Market Fund will not invest in illiquid securities, if immediately after the acquisition the Money Market Fund would have invested more than 5% of its total assets in illiquid securities.

5.	INVESTMENTS IN OTHER INVESTMENT COMPANIES. Each Fund may invest in other investment companies in accordance with the restrictions imposed by the Investment Company Act of 1940 and the rules thereunder.

6.	INVESTMENT COMPANY NAMES. Each of the Large Cap Equity Index Fund, International Equity Index Fund, Small Cap Equity Index Fund, Large Cap Equity Fund, Small/Mid Cap Equity Fund, International Equity Fund, Bond Fund and Money Market Fund will invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of borrowings for investment purposes, in the particular type of investment that is suggested by the Fund’s name, and each will notify its shareholders at least 60 days prior to any change in such policy.

State insurance laws and regulations may impose additional limitations on borrowing, lending, and the use of futures contracts, options on futures contracts and other derivative instruments. In addition, such laws and regulations may require a Fund’s investments in foreign securities to meet additional diversification and other requirements.

7.	Any Fund of the Trust whose shares are acquired by another Fund of the Trust in accordance with Section 12(d)(1)(G) of the 1940 Act shall not purchase securities of a registered open-end investment company or a registered unit investment trust in reliance on either Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

With respect to non-fundamental restriction #5 above, the Investment Company Act of 1940 and the rules thereunder provide that one investment company (the “acquiring fund”) may invest in shares of another investment company (the “acquired fund”) to the extent that:

•	The acquiring fund does not acquire more than 3% of the acquired fund’s outstanding voting securities,

•	The acquiring fund does not acquire securities issued by the acquired fund having an aggregate value greater than 5% of the value of the total assets of the acquiring fund, and

•

The acquiring fund cannot acquire securities issued by the acquired fund if that acquisition would result in the acquiring fund owning securities of the acquired fund and all other investment companies having an aggregate value greater than 10% of the value of the total assets of the acquiring fund.

The normally applicable 3%, 5% and 10% limitations do not apply to a fund, such as the Stock and Bond Balanced Fund, which is structured as a fund-of-funds. A fund-of-funds invests exclusively in U.S. Government securities, short-term paper and securities issued by other investment companies that are part of the same group of investment companies. Furthermore, Rule 12d1-1 under the Investment Company Act of 1940 allows an investment company in certain circumstances to invest in another investment company that is a money market fund without regard to the normally applicable 3%, 5% and 10% limitations. To rely on Rule 12d1-1, the acquiring fund may pay no sales charge or service fee in connection with the purchase, sale or redemption of securities issued by the money market fund, unless the acquiring fund’s investment adviser waives an equivalent amount of its fees.

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INDUSTRY CONCENTRATIONS

As a result of the equity index Funds’ policy on concentration, each equity index Fund will maintain at least 25% of the value of its total assets in securities of issuers in each industry for which its benchmark index has a concentration of more than 25% (except where the concentration of the index is the result of a single stock). No equity index Fund will concentrate its investments otherwise. If the benchmark index for an equity index Fund has a concentration of more than 25% because of a single stock (i.e., if one stock in the benchmark index accounts for more than 25% of the index and it is the only stock in the index in its industry), the equity index Fund will invest less than 25% of its total assets in such stock and will reallocate the excess to stocks in other industries. Changes in an equity index Fund’s concentration (if any) and non-concentration would be made “passively”—that is, any such changes would be made solely as a result of changes in the concentrations of the benchmark index’s constituents. Since the concentration of each equity index Fund is based on that of its benchmark index, changes in the market values of the equity index Fund’s portfolio securities will not necessarily trigger changes in the portfolio of such equity index Fund.

SELECTION OF INVESTMENTS FOR THE EQUITY INDEX FUNDS

The manner in which stocks are chosen for each of the equity index Funds differs from the way securities are chosen in most other mutual funds. Unlike other mutual funds where the portfolio securities are chosen by an investment adviser based upon the adviser’s research and evaluations, stocks are selected for inclusion in an equity index Fund’s portfolio in order to have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the benchmark index taken in its entirety. As briefly discussed in the prospectus, the Large Cap Equity Index Fund generally holds every stock in the S&P 500 Index. However, each of the Small Cap and International Equity Index Funds generally does not hold all of the issues that comprise its benchmark index, due in part to the costs involved and, in certain instances, the potential illiquidity of certain securities. Instead, the Small Cap Equity Index Fund attempts to hold a representative sample of the securities in its benchmark index, which are selected by BFA utilizing quantitative analytical models in a technique known as “portfolio sampling.” Under this technique, each stock is considered for inclusion in the Fund based on its contribution to certain capitalization, industry and fundamental investment characteristics. The International Equity Index Fund holds securities selected by BFA utilizing a quantitative model known as minimum variance optimization. Under this technique, stocks are selected for inclusion if the fundamental investment characteristics of the security reduce the portfolio’s predicted tracking error against the benchmark index. BFA seeks to construct the portfolio of each of the Small Cap and International Equity Index Funds so that, in the aggregate, its capitalization, industry and fundamental investment characteristics perform like those of its benchmark index.

Over time, the portfolio composition of each equity index Fund may be altered (or “rebalanced”) to reflect changes in the characteristics of its benchmark index or, for the Small Cap Equity Index Fund and the International Equity Index Fund, with a view to bringing the performance and characteristics of the equity index Fund more in line with that of its benchmark index. Such rebalancings will require the equity index Fund to incur transaction costs and other expenses. Each of the Small Cap and International Equity Index Funds reserves the right to invest in all of the securities in the benchmark index.

TRACKING ERROR

SFIM and BFA use the “expected tracking error” of an equity index Fund as a way to measure each Fund’s performance relative to the performance of its benchmark index. An expected tracking error of 5% means that there is a 68% probability that the net asset value of the equity index Fund will be between 95% and 105% of the subject index level after one year, without rebalancing the portfolio composition. A tracking error of 0% would indicate perfect tracking, which would be achieved when the net asset value of the equity index Fund increases or decreases in exact proportion to changes in its benchmark index. Factors such as expenses of the Fund, taxes, the need to comply with the diversification and other requirements of the Internal Revenue Code and of the 1940 Act and other

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requirements may adversely impact the tracking of the performance of an equity index Fund to that of its benchmark index. In the event that tracking error exceeds 5%, the Board of Trustees of the Trust will consider what action might be appropriate to reduce the tracking error.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

To ensure that disclosure about Fund portfolio holdings is in the best interests of Fund shareholders, the Board of Trustees has adopted policies and procedures with respect to the disclosure of portfolio holdings. The Board of Trustees periodically reviews these policies and procedures to ensure that they adequately protect shareholders and that any disclosure of portfolio holdings information is in the best interests of shareholders. The Board of Trustees is updated as needed regarding the Trust’s compliance with these policies and procedures, including information relating to any potential conflicts between the interests of the Trust’s shareholders and the interests of SFIM, State Farm VP Management Corp. (“Management Corp.”) and their affiliates. Except as provided in that policy, no listing of the portfolio holdings or discussion of one or more portfolio holdings of any series of the Trust shall be provided to any person, including any shareholder of the Trust.

A complete list of the portfolio holdings of each Fund as of the close of each calendar quarter will be made publicly available on the 60th day of the following calendar quarter, or the next business day if the 60th day is not a business day. In addition, the policy allows the release of nonpublic portfolio holdings information to selected parties if (i) based on a determination by the president, the treasurer, the chief compliance officer, a senior vice president or a vice president of the Trust, disclosure of portfolio holdings information in the manner and at the time proposed is consistent with a legitimate business purpose of the Trust, and (ii) the recipient agrees in writing that it is subject to a duty of confidentiality with respect to that information.

The Trust makes information about each Fund’s portfolio securities to certain parties available in certain situations described below sooner than when such information is publicly available in filings with the SEC. The disclosure of portfolio holdings is made to Stradley Ronon Stevens & Young, LLP, PricewaterhouseCoopers LLP and RR Donnelley & Sons Company (“RR Donnelley”) on a quarterly basis.

Identity of Person to Whom Information is Disclosed	Purpose of Disclosure	Compensation or Other Consideration Received by the Trust, SFIM or Other Party
Stradley Ronon Stevens & Young, LLP, legal counsel to the Trust and its independent trustees	To enable Stradley Ronon Stevens & Young, LLP to provide legal advice to the Trust	None

PricewaterhouseCoopers LLP, the Trust’s Independent Registered Public Accounting Firm	To enable PricewaterhouseCoopers LLP to provide auditing and other services to the Trust	None

RR Donnelley, the Trust’s financial printer	Prepare Forms N-Q and N-CSR for filing with SEC and prepare the Trust’s annual and semi-annual reports for distribution to shareholders	None

The Trust has a written confidentiality agreement with RR Donnelley and PricewaterhouseCoopers LLP, but the Trust does not have written confidentiality agreement with Stradley Ronon Stevens & Young, LLP. While the Trust does not have separate confidentiality agreements with this service provider, and, accordingly, it is possible that the Trust’s portfolio information could be selectively disclosed, the Board of Trustees believes that such disclosure is unlikely given industry non-disclosure standards and the Trust’s past experience with Stradley Ronon Stevens & Young, LLP. In addition, public knowledge of a service provider’s failure to maintain the confidentiality of portfolio holdings information likely could cause severe reputational damage to this firm, thereby making release of such information very unlikely. The Trust also expects that Stradley Ronon Stevens & Young, LLP will not trade in securities based on the information or use the information except as necessary in providing services to the Trust.

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No person or entity shall accept any compensation or consideration of any kind (including any agreement to maintain assets in any Fund or enter into or maintain any other relationship with SFIM or Management Corp.) in connection with the release of information relating to a Fund’s portfolio holdings.

Exceptions to the policy are reported to the Board of Trustees by the chief compliance officer or general counsel no later than at the next regularly scheduled meeting of the Board of Trustees.

RELATIONSHIP WITH THE INDEX PROVIDERS

STANDARD & POOR’S

The Large Cap Equity Index Fund seeks to match the performance of the Standard & Poor’s Composite Index of 500 Stocks (“S&P 500 Index”). The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by the Trust (the “Licensee”). Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Licensee. Licensee’s product(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Licensee’s product(s) or any member of the public regarding the advisability of investing in securities generally or in Licensee’s product(s) particularly or the ability of the S&P 500 Index to track general market performance. S&P Dow Jones Indices’ only relationship to Licensee with respect to the S&P 500 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices or its licensors. The S&P 500 Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the Licensee’s product(s). S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of Licensee’s product(s) into consideration in determining, composing or calculating the S&P 500 Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of Licensee’s product(s) or the timing of the issuance or sale of Licensee’s product(s) or in the determination or calculation of the equation by which Licensee’s product(s) is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of Licensee’s product(s). There is no assurance that investment products based on the S&P 500 Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to Licensee’s product(s) currently being issued by Licensee, but which may be similar to and competitive with Licensee’s product(s). In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the S&P 500 Index.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE LICENSEE’S PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

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RUSSELL 2000

The Small Cap Equity Index Fund seeks to match the performance of the Russell 2000 Small Stock Index (the “Russell 2000”). The Russell 2000 tracks the common stock performance of the 2000 smallest U.S. companies in the Russell 3000 Index, representing about 10% in the aggregate of the capitalization of the Russell 3000 Index (the “Russell 3000”) . The Russell 2000 and the Russell 3000 are trademarks/service marks, and “Russell” is a trademark, of the Frank Russell Company. The Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with the Frank Russell Company. The Frank Russell Company is not responsible for and has not reviewed the Fund nor any associated literature or publications and makes no representation or warranty, express or implied, as to their accuracy or completeness, or otherwise.

Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell 2000. Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Russell 2000.

Frank Russell Company’s publication of the Russell 2000 in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the index is based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL 2000 OR ANY DATA INCLUDED IN THE RUSSELL 2000. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL 2000 OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL 2000. FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING, WITHOUT MEANS OF LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL 2000 OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

EAFE FREE INDEX

The International Equity Index Fund seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Free Index (“EAFE® Free”). EAFE Free is the exclusive property of Morgan Stanley Capital International (“MSCI”). Morgan Stanley Capital International is a service mark of MSCI and has been licensed for use by the Trust. The Fund is not sponsored, endorsed, sold or promoted by MSCI. MSCI makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the shares of the Fund particularly or the ability of EAFE® Free Index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the EAFE Free which is determined, composed and calculated by Morgan Stanley without regard to the Fund. Morgan Stanley has no obligation to take the needs of the Fund or the owners of the Fund into consideration in determining, composing or calculating the EAFE Free. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is redeemable for cash. Morgan Stanley has no obligation or liability to owners of the Fund in connection with the administration, marketing or trading of the Fund.

ALTHOUGH MORGAN STANLEY SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEX FROM SOURCES WHICH MORGAN STANLEY CONSIDERS RELIABLE, NEITHER MORGAN STANLEY NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE EAFE FREE OR ANY DATA INCLUDED THEREIN. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, THE TRUST’S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE EAFE FREE OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS

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LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MORGAN STANLEY HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE EAFE FREE OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

Leadership Structure and Committees. The Board of Trustees (the “Board”), which currently includes eight individual Trustees, has overall responsibility for the conduct of the Trust’s affairs. Two of the eight Trustees are “interested persons” of the Trust as defined by the 1940 Act. An interested person of the Trust includes a person who is otherwise affiliated with the Trust or with a service provider to the Trust, such as an officer or director of SFIM or of Management Corp., the Trust’s distributor. Six of the eight Trustees are not “interested persons” as defined under the 1940 Act, a category of persons that includes individuals who are not otherwise affiliated with the Trust and its service providers. Trustees who are not interested persons of the Trust under the 1940 Act are referred to in this SAI as “Independent Trustees.”

Under the Trust’s Declaration of Trust and its Bylaws, a Trustee may serve as a Trustee until he or she dies, resigns or is removed from office. The Trust has adopted a policy that each Trustee must retire from his or her Trustee position after reaching age 72. The Trust is not required to hold annual meetings of shareowners for the election or re-election of Trustees or for any other purpose, and does not intend to do so. Delaware law permits shareowners to remove Trustees under certain circumstances and requires the Trust to assist in shareowner communications.

Mr. Joe R. Monk, Jr., an interested Trustee of the Trust, serves as the President and Chairperson of the Trust. In his roles, Mr. Monk presides at Board meetings.

There are three standing committees of the Board—the Executive Committee, the Committee of Independent Trustees (the “CIT”) and the Audit Committee. The members of the Executive Committee are Messrs. Joe R. Monk, Jr., Paul J. Smith, and David L. Vance. Messrs. Monk and Smith are “interested persons” of the Trust, as that term is defined in the 1940 Act, whereas Mr. Vance is an Independent Trustee. The Executive Committee acts on behalf of the entire Board during intervals between Board meetings. Actions of the Executive Committee must be consistent with the Trust’s Declaration of Trust. During calendar year 2015, the Executive Committee did not meet.

The CIT includes as its members all of the Independent Trustees, as listed under the heading “Management Information—State Farm Variable Product Trust” in this SAI, except for James A. Shirk who retired as an Independent Trustee effective March 31, 2016. The CIT operates pursuant to a separate charter specifying that CIT members shall designate a CIT Chairperson. The CIT has designated Mr. David L. Vance to serve as CIT Chairperson. The CIT is responsible for overseeing the effective functioning of the Board, reviewing the investment management, distribution, and 12b-1 plans of the Trust and making recommendations to the full Board regarding entering into or the continuation of such agreements. In addition, the CIT is responsible for nominating candidates for election as Independent Trustees. The CIT will consider nominees recommended by shareholders. A shareholder may submit a suggested candidate by sending a resume of the candidate to the Secretary of the Trust, at the address of the Trust’s principal executive offices. During the Trust’s calendar year 2015, the CIT held four meetings. As CIT Chairperson, Mr. Vance presides at CIT meetings, and, in consultation with the other CIT members, sets the agenda for all such meetings.

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The Audit Committee includes as its members Messrs. Latshaw and Boschini and Ms. Nagler, each of whom is an Independent Trustee. The Audit Committee operates pursuant to a separate charter specifying that unless the Board appoints a Chairperson of the Audit Committee, the Audit Committee shall appoint a Chairperson. The Board has appointed Mr. Latshaw as the Chairperson of the Audit Committee. As Audit Committee Chairperson, Mr. Latshaw presides at Audit Committee meetings, and, in consultation with Audit Committee members, sets the agenda for all such meetings. The Audit Committee is responsible for overseeing the Trust’s accounting and financial reporting practices, reviewing the results of the annual audits of the Trust’s financial statements and interacting with the Trust’s independent registered public accounting firm on behalf of the Board. During calendar year 2015, the Audit Committee held five meetings.

The Board has determined that the Trust’s leadership or governance structure is appropriate. With the Trust only consisting of nine series, the Board does not believe that it needs any additional or any more specialized committees. The existing leadership structure also is appropriate because having a majority of Independent Trustees is consistent with current mutual fund industry practice, and effectively allows the Independent Trustees to control the Trust’s business and affairs. The Trust has determined that having an interested Board Chairperson is appropriate because it promotes efficiency in the Board’s operations. The interested Chairperson, who also serves as Senior Vice President of SFIM and Management Corp., has substantial knowledge regarding the day-to-day operations of the Trust. Having an interested Trustee preside at Board meetings results in more focused and efficient meetings, and Mr. Vance has an integral role in setting the Board meeting agendas. The Board holds four regularly scheduled in-person meetings each year as well as a special telephonic meeting in connection with the Board’s annual consideration of the Trust’s management agreements. The Board may hold special meetings, as needed, either in-person or by telephone, to address matters arising between regular meetings. The CIT also holds four regularly scheduled in-person meetings each year, during a portion of which management is not present, and may hold special meetings, as needed, either in-person or by telephone. The CIT regularly meets with its independent legal counsel outside the presence of interested Trustees, a practice designed to foster full discussion among CIT members of all issues related to the Trust and designed to foster discussions between interested and Independent Trustees. The Trust’s leadership or governance structure is designed to promote free and open discussion of different viewpoints on issues impacting the Trust.

The Board oversees the management of risks presented in operating the Trust, including, among other things, investment, compliance and valuation risks.

Investment risk involves the chance that a Fund’s portfolio may be inappropriately invested by SFIM or by a sub-adviser, leading to excessive or inadequate risk-taking by the Fund or resulting in unsustainable or poor performance by the Fund. Compliance risk includes the chance that the Trust will not comply with applicable federal and state laws, resulting in litigation, potential penalties, legal expense and reputational harm. Valuation risk is the chance that portfolio securities held by a Fund may be valued incorrectly, resulting in an erroneous net asset value (“NAV”) for a Fund and dilution to existing or new Fund shareholders. Fund dilution could expose the Fund or SFIM to legal actions by regulators and by aggrieved shareholders.

The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Funds. In addition, under the general oversight of the Board, SFIM and other service providers to the Trust have adopted a variety of policies, procedures and controls designed to address particular risks of the Funds. Different processes, procedures and controls are employed for different types of risks. In that regard, senior officers of the Trust and SFIM, and the Trust’s Chief Compliance Officer (“CCO”) regularly report to the Board on a range of matters, including those relating to risk management. In addition to the regular reports from management, the Board also receives reports from the other service providers to the Trust, and the CIT receives regular reports from the Trust’s independent registered public accounting firm on internal controls and financial reporting matters.

The Board oversees the investment risk management process by regularly receiving written reports on the investments and securities trading of each Fund, including each Fund’s performance as compared to the Fund’s

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benchmark index and as compared to a composite of peer funds. In addition, Fund portfolio managers regularly make live presentations to the Board regarding the portfolio manager’s investment process and results. The Trust annually hires an independent fund tracking organization to identify peer funds (i.e., those funds comparable in size, investment objective, investment strategy and sales charge structure to each of the Trust’s Funds). The Board analyzes any Fund whose performance substantially deviates from the performance of its benchmark or composite of peer funds. In addition to evaluating the relative performance of each Fund, the Board also regularly evaluates the expense structure of each Fund compared to the expense structure of peer funds.

The Board oversees management of compliance risk by adopting regulatory policies for the Trust and SFIM to follow in carrying on the day-to-day business of the Funds, and by receiving reports (on both a quarterly and as-needed basis) from the Trust and its CCO regarding the implementation of the procedures, including an annual report from the CCO. As required by the 1940 Act, the Trust’s CCO is hired by the Board, and the Board determines the CCO’s compensation. Independent legal counsel to the Trust also helps the Board understand and comply with new regulatory developments, a practice which is designed to reduce compliance risk to the Trust.

Similarly the Board oversees valuation risk by approving valuation procedures for SFIM to follow in determining each Fund’s NAV. SFIM regularly reports to both the CIT and the Board on the implementation of these procedures, including reporting to the Board each instance in which a security owned by a Fund is “fair valued.” A fair valued security is one priced other than at the closing price of the security on an established securities exchange or in an established over-the-counter securities market.

The Board and SFIM believe that the impact of the Board’s oversight of the Trust’s risk management process is better risk management. The Board and SFIM continually evaluate the appropriateness of the Trust’s risk management processes, and adjust those processes whenever SFIM or the Board deems it necessary.

Experience, Qualifications, Attributes and Skills of Trustees. In deciding who might best serve as its Board members, the Board considers whether a candidate can function as part of the team of Board members, and whether that person can act in the best interest of the Trust and its shareholders. A Board candidate should have excellent analytical and communication skills, be open-minded, and be willing to collaborate with other Board members in crafting Trust policy. The experience, qualifications, attributes and skills of each Trustee are discussed below.

Mr. Joe R. Monk, Jr., an interested Trustee of the Trust, has served as Trustee since 2015 and as a Trust Officer since 2011. Mr. Monk received a bachelor’s degree in finance/insurance from Missouri State University. Mr. Paul J. Smith, an interested Trustee of the Trust, has served as Trustee since 2015 and as a Trust Officer since 2011. Mr. Smith received a bachelor’s degree in accounting from the University of Wisconsin at Eau Claire and is a graduate of the General Managers Program at Harvard Business School. Messrs. Monk and Smith also serve in leadership positions with State Farm Mutual Automobile Insurance Company (“Auto Company”), the Manager’s parent company, and thus have unique understandings of how the Trust’s activities relate to the larger State Farm enterprise. Messrs. Monk and Smith each participate in various civic, charitable and/or educational organizations.

Mr. David L. Vance has served as an Independent Trustee since 2001 and is the CIT’s Chairperson. Mr. Vance is the Executive Director of the Center for Talent Reporting and also teaches at two universities. Previously, he served as Chief Economist of a major U.S. industrial company as well as the president of that company’s corporate university. Mr. Vance has earned multiple post-secondary educational degrees, including a doctorate degree from the University of Notre Dame in Economics.

Mr. James A. Shirk began service as an Independent Trustee in 1997 to the predecessor of the Trust. Mr. Shirk has a J.D. degree from the University of Illinois. Mr. Shirk participates in a separate business enterprise in which he is a partial owner, and participates in various civic, charitable and/or educational organizations. Mr. Shirk retired as an Independent Trustee effective March 31, 2016.

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Messrs. Victor J. Boschini and Thomas M. Mengler also have served as Independent Trustees to the Trust. Mr. Boschini began his service as Independent Trustee of the Trust in 2001, while Mr. Mengler began service as Independent Trustee to the Trust in 1998. Mr. Boschini is the Chancellor of Texas Christian University, and has a doctorate degree in Higher Education Administration from Indiana University. Mr. Mengler is President of St. Mary’s University, and has a J.D. degree and an M.A. degree in Philosophy from the University of Texas. Messrs. Boschini and Mengler participate or have participated in various civic, charitable and/or educational organizations.

Mr. Alan R. Latshaw has extensive experience in the financial services industry, and began his service as an Independent Trustee in 2005. He earned a Master of Business Administration (“M.B.A.”) degree in Finance and Accounting at Indiana University, and previously chaired the AICPA Investment Company Committee/Task Force, which rewrote the AICPA Audit and Accounting Guide for Investment Companies. Mr. Latshaw serves as an independent trustee for another mutual fund complex, and he participates in activities of the Investment Company Institute’s Independent Directors Committee. Mr. Latshaw previously was a partner at a public accounting firm.

Ms. Anita M. Nagler began her service as an Independent Trustee in 2006. Ms. Nagler is a member of the Board of Directors of a multi-billion dollar investment management firm. Ms. Nagler holds a J.D. degree from I.I.T., Chicago-Kent College of Law. Ms. Nagler previously served in various executive roles with prominent firms involved in the investment management industry. Ms. Nagler also held various positions in the enforcement group of the U.S. Securities and Exchange Commission, including as Associate Regional Administrator overseeing the entire enforcement program of the S.E.C.’s Chicago office. Ms. Nagler participates in various civic, charitable and/or educational organizations.

Ms. Diane L. Wallace has extensive experience in the financial services industry, including experience with mutual funds. She began her service as an Independent Trustee in 2013. Ms. Wallace, who is a Certified Public Accountant, received a Bachelor of Science degree in Accounting from the University of Illinois at Champaign/Urbana. Ms. Wallace worked as an auditor for a public accounting firm and as the Vice President-Finance for a financial services company that was a broker of commodity and futures contracts, among other financial products. Ms. Wallace also worked in various executive positions for another financial services firm consisting of an investment adviser and a securities broker-dealer, which sponsored a mutual fund group. Ms. Wallace participates in various civic, charitable and/or educational organizations.

TRUSTEES AND OFFICERS

The Trustees and officers of the Trust, their ages at December 31, 2015, their principal occupations for the last five years and their affiliations, if any, with SFIM and Management Corp., the Trust’s principal underwriter, are listed below. The information, which is current as of December 31, 2015, is provided first for Independent Trustees, and next for Trustees who are interested persons of the Trust and for officers.

I. Information about Non-Interested (Independent) Trustees of the Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Thomas M. Mengler One State Farm Plaza Bloomington, Illinois 61710 Age 62	Trustee	Began service in 1998 and serves until successor is elected or appointed.	PRESIDENT (since 6/2012)—St. Mary’s University; DEAN and PROFESSOR OF LAW (before 6/2012)—University of St. Thomas School of Law; TRUSTEE—State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None

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Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
James A. Shirk* One State Farm Plaza Bloomington, Illinois 61710 Age 71	Trustee	Began service in 1997 and serves until successor is elected or appointed.	DIRECTOR and PRESIDENT—Beer Nuts, Inc. (manufacturer of snack foods); PRESIDENT/OWNER—Tiehack Development Company (land developer); TRUSTEE—State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None
Victor J. Boschini One State Farm Plaza Bloomington, Illinois 61710 Age 59	Trustee	Began service in 2001 and serves until successor is elected or appointed.	CHANCELLOR—Texas Christian University; TRUSTEE—State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None
David L. Vance One State Farm Plaza Bloomington, Illinois 61710 Age 63	Trustee	Began service in 2001 and serves until successor is elected or appointed.	EXECUTIVE DIRECTOR (since 8/2012)—Center for Talent Reporting, Inc. (nonprofit dedicated to improving the management of human capital); PRESIDENT/OWNER—Poudre River Press LLC (book publisher); CONSULTANT/PRESIDENT/OWNER—Manage Learning LLC (consults with organizations on learning strategy, governance, measurement and evaluation); ADJUNCT FACULTY—Bellevue University and University of Southern Mississippi; TRUSTEE—State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None
Alan R. Latshaw One State Farm Plaza Bloomington, Illinois 61710 Age 64	Trustee	Began service in 2005 and serves until successor is elected or appointed.	RETIRED; TRUSTEE—State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	TRUSTEE—MainStay Funds (84 portfolios)
Anita M. Nagler One State Farm Plaza Bloomington, Illinois 61710 Age 59	Trustee	Began service in 2006 and serves until successor is elected or appointed.	DIRECTOR—Baron Capital Group, Inc. (investment adviser and distributor of mutual funds); PRIVATE INVESTOR; TRUSTEE—State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None
Diane L. Wallace One State Farm Plaza Bloomington, Illinois 61710 Age 57	Trustee	Began service in 2013 and serves until successor is elected or appointed.	RETIRED; TRUSTEE—State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	TRUSTEE—Henderson Global Funds (13 portfolios)

* Mr. Shirk retired from his Trustee position with the Trust effective March 31, 2016.

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II. Information about Interested Trustees/Officers of the Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Joe R. Monk, Jr.* One State Farm Plaza Bloomington, Illinois 61710 Age 52	Trustee, President and Chairperson of the Board	Began service as Trustee in 2015 and serves until successor is elected or appointed. Began service as President and Chairperson of the Board in 2015 and serves until removed.	SENIOR VICE PRESIDENT, CHIEF ADMINISTRATIVE OFFICER—State Farm Life Insurance Company; SENIOR VICE PRESIDENT—MUTUAL FUNDS (since 1/2011) and VICE PRESIDENT—HEALTH—State Farm Mutual Automobile Insurance Company; DIRECTOR and SENIOR VICE PRESIDENT—State Farm Investment Management Corp., State Farm VP Management Corp.; TRUSTEE, PRESIDENT and CHAIRPERSON OF THE BOARD (since 6/2015) and SENIOR VICE PRESIDENT (3/2011—6/2015)—State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None
Paul J. Smith* One State Farm Plaza Bloomington, Illinois 61710 Age 52	Trustee, Senior Vice President, and Treasurer	Began service as Trustee in 2015 and serves until successor is elected or appointed. Began service in June 2011 as Senior Vice President and in December 2012 as Treasurer and serves until removed.	CHIEF FINANCIAL OFFICER (since 12/2010), TREASURER, SENIOR VICE PRESIDENT (3/2007—1/2013) and EXECUTIVE VICE PRESIDENT (since 1/2013)—State Farm Mutual Automobile Insurance Company; DIRECTOR (since 3/2011) and SENIOR VICE PRESIDENT—State Farm Investment Management Corp., State Farm VP Management Corp.; TRUSTEE (since 1/2015), SENIOR VICE PRESIDENT (since 6/2011) and TREASURER (since 12/2012)—State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None

* Messrs. Monk and Smith are “interested” Trustees as defined by the Investment Company Act of 1940 because of their respective positions with the Trust, Management Corp., SFIM and with the affiliates of these companies.

III. Information about Officers of the Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 Years
Lisa Stewart One State Farm Plaza Bloomington, Illinois 61710 Age 46	Vice President	Began service in December 2015 and serves until removed.	VICE PRESIDENT—LIFE/HEALTH and MUTUAL FUNDS (since 10/2015), VICE PRESIDENT—AGENCY (1/2014—10/2015), VICE PRESIDENT AGENCY—CUSTOMER CARE CENTER (1/2013—1/2014), VICE PRESIDENT OPERATIONS—ENTERPRISE SERVICES (9/2011—1/2013), and EXECUTIVE ASSISTANT (6/2010—9/2011) State Farm Mutual Automobile Insurance Company; VICE PRESIDENT (since 12/2015)—State Farm Investment Management Corp., State Farm VP Management Corp.; VICE PRESIDENT (since 12/2015)—State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.
Mark D. Mikel Three State Farm Plaza Bloomington, Illinois 61791 Age 45	Vice President and Secretary	Began service in December 2012 and serves until removed.	ASSISTANT VICE PRESIDENT—MUTUAL FUNDS (since 12/2012) and MUTUAL FUNDS DIRECTOR (before 12/2012)—State Farm Mutual Automobile Insurance Company; VICE PRESIDENT—FINANCIAL AND SECRETARY (since 3/2013) and ASSISTANT SECRETARY-TREASURER (12/2007 – 3/2013)—State Farm Investment Management Corp., State Farm VP Management Corp.; VICE PRESIDENT AND SECRETARY (since 12/2012)—State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.

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Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 Years
David R. Grizzle Three State Farm Plaza Bloomington, Illinois 61791 Age 56	Chief Compliance Officer and Assistant Secretary— Treasurer	Began service as Assistant Secretary— Treasurer in 2001 and as Chief Compliance Officer in 2006 and serves until removed.	CHIEF COMPLIANCE OFFICER and ASSISTANT SECRETARY-TREASURER—State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust; CHIEF COMPLIANCE OFFICER and ASSISTANT SECRETARY-TREASURER—State Farm Investment Management Corp.; ASSISTANT SECRETARY-TREASURER—State Farm VP Management Corp.
Joseph P. Young One State Farm Plaza Bloomington, Illinois 61710 Age 52	Vice President	Began service in December 2011 and serves until removed.	VICE PRESIDENT—FIXED INCOME (since 12/2011), ASSISTANT VICE PRESIDENT—FIXED INCOME (6/2011—12/2011)—State Farm Mutual Automobile Insurance Company; VICE PRESIDENT—FIXED INCOME (3/1998—5/2011)—Nationwide Insurance; VICE PRESIDENT (since 3/2012)—State Farm Investment Management Corp.; VICE PRESIDENT since (12/2011)—State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.

As of December 31, 2015, the Trustees and officers as a group owned less than 1% of any Fund’s outstanding shares.

Trustees or officers who are interested persons do not receive any compensation from any Fund for their services to the Fund. Independent Trustees receive compensation from the Trust. Under the compensation system in effect as of October 1, 2015, each Independent Trustee is paid a monthly board member retainer of $6,667, a monthly CIT member retainer of $667, and a fee of $8,250 per regular board meeting attended. The Chairman of the CIT of the Board is paid an additional annual fee of $20,500. The Audit Committee Chairman is paid an additional annual fee of $9,500, and each Audit Committee member receives a monthly retainer of $500. These fees are paid to the Trustees on behalf of the Trust and on behalf of the 19 other mutual funds advised by SFIM. Each mutual fund managed by SFIM shares in the fees for Independent Trustees pro-rata based upon the relative net assets of each fund as of the end of the most recently completed calendar quarter. In addition, Independent Trustees will be reimbursed for any out-of-pocket expenses incurred in connection with the affairs of the Trust.

Trustees and officers of the Trust do not receive any benefits from the Trust upon retirement nor does the Trust accrue any expenses for pension or retirement benefits.

Compensation shown in the following table was paid during calendar year 2015.

Name	Aggregate Compensation from the Trust(1)	Total Compensation from the Trust and other State Farm Mutual Funds(1)(2)
Paul J. Smith(3)	None	None
Joe R. Monk, Jr.(3)	None	None
Thomas M. Mengler(4)	$8,940	$112,000
James A. Shirk(4)(5)	$8,940	$112,000
Victor Boschini(4)	$9,419	$118,000
David L. Vance(4)	$10,277	$128,750
Alan R. Latshaw(4)	$10,118	$126,750
Anita Nagler(4)	$9,419	$118,000
Diane L. Wallace(4)	$8,940	$112,000

(1)	For the fiscal year ended December 31, 2015.

(2)	The other “State Farm Mutual Funds” are State Farm Associates’ Funds Trust and State Farm Mutual Fund Trust.

(3)	Non-compensated interested Trustee.

(4)	Independent Trustee.

(5)	Mr. Shirk, an Independent Trustee, retired from his position with the Trust effective March 31, 2016.

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The following table reflects dollar ranges of each Trustee’s beneficial ownership of equity securities of each Fund, and dollar ranges of each Trustee’s beneficial ownership of equity securities in all investment companies in the State Farm family of mutual funds. This data is as of December 31, 2015.

Name of Trustee	Dollar Range of Equity Securities in Large Cap Equity Index Fund	Dollar Range of Equity Securities in Small Cap Equity Index Fund	Dollar Range of Equity Securities in International Equity Index Fund
Thomas M. Mengler*	None	None	None
James A. Shirk*(1)	None	None	None
Victor J. Boschini*	None	None	None
David L. Vance*	None	None	None
Paul J. Smith**	None	None	None
Joe R. Monk, Jr.**	$10,001-$50,000	Less than $10,000	$10,001-$50,000
Alan R. Latshaw*	None	None	None
Anita Nagler*	None	None	None
Diane L. Wallace*	None	None	None

*	Independent Trustee

**	Interested Trustee

(1)	Mr. Shirk, an Independent Trustee, retired from his position with the Trust effective March 31, 2016.

Name of Trustee	Dollar Range of Equity Securities in Bond Fund	Dollar Range of Equity Securities in Stock and Bond Balanced Fund	Dollar Range of Equity Securities in Money Market Fund
Thomas M. Mengler*	None	None	None
James A. Shirk*(1)	None	None	None
Victor J. Boschini*	None	None	None
David L. Vance*	None	None	None
Paul J. Smith**	None	None	None
Joe R. Monk, Jr.**	Less than $10,000	Less than $10,000	None
Alan R. Latshaw*	None	None	None
Anita Nagler*	None	None	None
Diane L. Wallace*	None	None	None

*	Independent Trustee

**	Interested Trustee

(1)	Mr. Shirk, an Independent Trustee, retired from his position with the Trust effective March 31, 2016.

Name of Trustee	Dollar Range of Equity Securities in the Large Cap Equity Fund	Dollar Range of Equity Securities in the Small/Mid Cap Equity Fund	Dollar Range of Equity Securities in the International Equity Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Thomas M. Mengler*	None	None	None	Over $100,000
James A. Shirk*(1)	None	None	None	Over $100,000
Victor J. Boschini*	None	None	None	Over $100,000
David L. Vance*	None	None	None	Over $100,000
Paul J. Smith**	None	None	None	Over $100,000
Joe R. Monk, Jr.**	None	None	None	Over $100,000

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Name of Trustee	Dollar Range of Equity Securities in the Large Cap Equity Fund	Dollar Range of Equity Securities in the Small/Mid Cap Equity Fund	Dollar Range of Equity Securities in the International Equity Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Alan R. Latshaw*	None	None	None	Over $100,000
Anita Nagler*	None	None	None	Over $100,000
Diane L. Wallace*	None	None	None	$50,001-$100,000

*	Independent Trustee

**	Interested Trustee

(1)	Mr. Shirk, an Independent Trustee, retired from his position with the Trust effective March 31, 2016.

ADDITIONAL INFORMATION REGARDING INDEPENDENT TRUSTEES OF THE TRUST

Auto Company owns and has owned all of the common stock issued by SFIM and SFIM owns all of the common stock issued by Management Corp. Auto Company is a mutual insurance company domiciled in Illinois and owned by its policyholders. Neither the Independent Trustees nor their immediate family members own securities representing an ownership interest in SFIM, in Management Corp. or in Auto Company.

During the period January 1, 2014 to December 31, 2015 (“calendar years 2014 and 2015”), Mr. James A. Shirk, Independent Trustee of the Trust, had an indirect relationship with Auto Company in an amount that exceeded $120,000. His indirect relationship with Auto Company during that time period also can be characterized as indirect interest in transactions or series of similar transactions with Auto Company, the value of which exceeded $120,000.

Mr. Shirk’s indirect relationship or interest with Auto Company was as follows: During calendar years 2014 and 2015, Mr. Shirk was the managing partner and owned 60% of Sunrise Company, LLC. Moreover, during that same time period, Mr. Shirk was the managing director and owned 52% of Beer Nuts, Inc. Sunrise Company, LLC and Beer Nuts, Inc. leased warehouse space to Auto Company during calendar years 2014 and 2015. Auto Company paid Sunrise Company, LLC rent in the amount of $104,000 in 2014 and $104,000 in 2015, while Auto Company paid Beer Nuts, Inc. rent in the amount of $100,000 in 2014 and $105,417 in 2015. Mr. Shirk retired as an Independent Trustee effective March 31, 2016.

Except for the disclosure concerning Mr. James A. Shirk in the preceding paragraph, during calendar years 2014 and 2015 neither the Independent Trustees of the Trust nor their immediate family members had any direct or indirect:

•	interest in SFIM, Management Corp., Auto Company, or in other affiliates of Auto Company, the value of which interest exceeded $120,000;

•

interest in any transaction or series of similar transactions with the Trust, SFIM, Management Corp., Auto Company, affiliates of Auto Company, or with an officer of any such company, the value of which transaction or series of transactions exceeded $120,000, or

•	relationship(s) with the Trust, SFIM, Management Corp., Auto Company, affiliates of Auto Company, or with an officer of any such company, in an amount that exceeded $120,000.

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INVESTMENT ADVISORY AND OTHER AGREEMENTS

BETWEEN THE TRUST AND SFIM

The Trust has an Investment Advisory and Management Services Agreement and a Transfer Agent Agreement with SFIM. The Trust also has entered into a Distribution Agreement with Management Corp., an affiliate of SFIM. The Investment Advisory and Management Services Agreement and the Distribution Agreement may be continued beyond their current terms only so long as such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Trust and, in either case, by vote of a majority of the Trustees who are not interested persons of any party to such agreement, except in their capacity as Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Investment Advisory and Management Services Agreement and the Distribution Agreement may be terminated upon 60 days’ written notice by any of the parties to the agreement, or by a majority vote of the outstanding shares, and will terminate automatically upon its assignment by any party. There is a Service Agreement among the Trust, SFIM and SFMAIC.

Since its inception in 1967, SFIM’s principal business has been to act as investment adviser, transfer agent and dividend disbursing agent for the mutual funds in the State Farm family of mutual funds.

SFIM (under the supervision of the Board of Trustees) continuously furnishes an investment program for the Funds, other than the Large Cap, Small Cap, and International Equity Index Funds and Large Cap, Small Cap and International Equity Funds. SFIM also is responsible for the actual management of the investments of those Funds and has responsibility for making decisions governing whether to buy, sell or hold any particular security. In carrying out its obligations to manage the investment and reinvestment of the assets of these Funds, SFIM performs research and obtains and evaluates pertinent economic, statistical and financial data relevant to the investment policies of these Funds.

The Trust pays SFIM compensation in the form of an investment advisory fee. The fee is based upon average daily net assets and is accrued daily and paid to SFIM monthly at the following annual rates for each of the Funds:

Large Cap Equity Index Fund	0.13% on the first $500 million, 0.12% on the next $250 million, 0.11% on the next $250 million, 0.085% on the next $2 billion, and 0.06% on amounts exceeding $3 billion of average daily net assets
Small Cap Equity Index Fund	0.15% on the first $150 million, 0.13% on the next $850 million, 0.105% on the next $2 billion and 0.08% on amounts exceeding $3 billion of average daily net assets
International Equity Index Fund	0.16% on the first $150 million, 0.14% on the next $850 million, 0.115% on the next $2 billion and 0.09% on amounts exceeding $3 billion of average daily net assets
Bond	0.50% of net assets
Money Market	0.10% of net assets
Stock and Bond Balanced	None
Large Cap Equity	0.60% of net assets
Small/Mid Cap Equity	0.80% of net assets
International Equity	0.80% of net assets

The assets of the State Farm S&P 500 Index Fund of the State Farm Mutual Fund Trust are combined with the assets of the Large Cap Equity Index Fund for purposes of calculating the breakpoints in the schedule above. The

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assets of the State Farm Small Cap Index Fund of the State Farm Mutual Fund Trust are combined with the assets of the Small Cap Equity Index Fund for purposes of calculating the breakpoints in the schedule above. The assets of the State Farm International Index Fund of the State Farm Mutual Fund Trust are combined with the assets of the International Equity Index Fund for purposes of calculating the breakpoints in the schedule above.

SFIM has agreed not to be paid an investment advisory fee for performing its services for the Stock and Bond Balanced Fund and has agreed to reimburse the Stock and Bond Balanced Fund for any expenses directly incurred by the Fund other than acquired fund fees and expenses. (This expense limitation arrangement is voluntary and may be eliminated by SFIM at any time.) However, SFIM will receive investment advisory fees from managing the underlying Funds in which the Stock and Bond Balanced Fund invests.

With respect to each of the Funds other than the Stock and Bond Balanced Fund, International Equity Index Fund, and International Equity Fund, SFIM has agreed to reimburse the Fund for any expenses incurred by the Fund, other than the investment advisory and management services fee and acquired fund fees and expenses, that exceed 0.10% of such Fund’s average daily net assets. With respect to the International Equity Index Fund and International Equity Fund, SFIM has agreed to reimburse the Fund for any expenses incurred by the Fund, other than the investment advisory and management services fee and acquired fund fees and expenses, that exceed 0.20% of the Fund’s average daily net assets. SFIM also has agreed to reimburse all of the custody fees incurred by the Large Cap Equity Index Fund and the Small Cap Equity Index Fund without regard to the 0.10% cap described above. These expense limitation arrangements are voluntary and may be eliminated by SFIM at any time.

For the calendar years 2013, 2014 and 2015 the Funds paid the following advisory fees to SFIM:

Fund	Gross Fee Paid			Expense Reimbursement			Net Fee
	2015	2014	2013	2015	2014	2013	2015	2014	2013
Money Market Fund	$130,768	$140,466	$144,078	$200,016	$193,102	$196,577	$(69,248)	$(52,636)	$(52,499)
Bond Fund	$825,474	$843,859	$849,005	$0	$0	$0	$825,474	$843,859	$849,005
Large Cap Equity Index Fund	$1,492,059	$1,469,024	$1,315,310	$18,765	$20,372	$18,509	$1,473,294	$1,448,652	$1,296,801
Small Cap Equity Index Fund	$1,195,762	$1,195,491	$1,097,174	$25,901	$37,309	$27,373	$1,169,861	$1,158,182	$1,069,801
International Equity Index Fund	$1,642,594	$1,717,667	$1,599,118	$0	$0	$0	$1,642,594	$1,717,667	$1,599,118
Stock and Bond Balanced Fund	$0	$0	$0	$75,184	$68,559	$68,585	$(75,184)	$(68,559)	$(68,585)
Large Cap Equity Fund	$388,767	$349,469	$291,846	$6,058	$17,705	$12,018	$382,709	$331,764	$279,828
Small/Mid Cap Equity Fund	$510,027	$493,752	$429,117	$21,326	$27,755	$24,983	$488,701	$465,997	$404,134
International Equity Fund	$368,534	$369,626	$347,584	$56,523	$107,426	$76,344	$312,011	$262,200	$271,240

As described below, SFIM has engaged BFA as the investment sub-adviser to provide day-to-day portfolio management for the Large Cap, Small Cap, and International Equity Index Funds.

SFIM is responsible for payment of all expenses it may incur in performing the services described. These expenses include costs incurred in providing investment advisory services, compensating and furnishing office space for officers and employees of SFIM connected with investment and economic research, trading and investment management of the Trust and the payment of any fees to interested Trustees of the Trust. SFIM provides all executive, administrative, clerical and other personnel necessary to operate the Trust and pays the salaries and other employment related costs of employing those persons. SFIM furnishes the Trust with office space, facilities and equipment and pays the day-to-day expenses related to the operation and maintenance of such office space facilities and equipment. In addition, SFIM is responsible for paying the sub-advisory fees of each investment sub-advisor.

Pursuant to the Service Agreement, SFMAIC provides SFIM with certain personnel, services and facilities to enable SFIM to perform its obligations to the Trust. SFIM reimburses SFMAIC for such costs, direct and indirect, as

37

are fairly attributable to the services performed and the facilities provided by SFMAIC under the separate service agreement. Accordingly, the Trust makes no payment to SFMAIC under the Service Agreement.

The Trust is responsible for payment of all expenses it may incur in its operation and all of its general administrative expenses except those expressly assumed by SFIM as described in the preceding paragraphs. These include (by way of description and not of limitation), any share redemption expenses, expenses of portfolio transactions, shareholder servicing costs, pricing costs (including the daily calculation of net asset value), interest on borrowings by the Trust, charges of the custodian and transfer agent, if any, cost of auditing services, Independent Trustees’ fees, legal expenses, all taxes and fees, investment advisory fees, certain insurance premiums, cost of maintenance of corporate existence, investor services (including allocable personnel and telephone expenses), costs of printing and mailing updated Trust prospectuses to shareholders and contractholders, costs of preparing, printing, and mailing proxy statements and shareholder reports to shareholders and contractholders, the cost of paying dividends, capital gains distribution, costs of Trustee and shareholder meetings, dues to trade organizations, and any extraordinary expenses, including litigation costs in legal actions involving the Trust, or costs related to indemnification of Trustees, officers and employees of the Trust.

The Board of Trustees of the Trust determines the manner in which expenses are allocated among the Funds of the Trust. The Board of Trustees allocates expenses associated with a specific Fund to that Fund. Those expenses which are paid for the benefit of all of the Funds are allocated pro-rata based upon each Fund’s net assets.

The Investment Advisory and Management Services Agreement also provides that SFIM shall not be liable to the Trust or to any shareholder or contract owner for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder in connection with matters to which such Agreements relate, except for a breach of fiduciary duty or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of SFIM in the performance of its duties thereunder.

BETWEEN SFIM AND BFA

Pursuant to the separate sub-advisory agreement described below, SFIM has engaged BFA as the investment sub-adviser to provide day-to-day portfolio management for the Large Cap, Small Cap, and International Equity Index Funds. For its services, SFIM pays BFA an investment sub-advisory fee equal to the following percentages of the applicable equity index Fund’s average daily net assets during a fiscal quarter:

LARGE CAP EQUITY INDEX FUND	0.03% on the first $500 million, 0.02% on the next $250 million, and 0.01% for average daily net assets above $750 million.
SMALL CAP EQUITY INDEX FUND	0.05% on the first $150 million, and 0.03% on any assets over $150 million.
INTERNATIONAL EQUITY INDEX FUND	0.06% on the first $150 million, and 0.04% on any assets over $150 million.

In determining the application of these breakpoints to the Large Cap Equity Index Fund, the assets of the Large Cap Equity Index Fund are combined with the assets of the State Farm S&P 500 Index Fund of State Farm Mutual Fund Trust so long as BFA remains the sub-adviser to each fund. If the fee for the Large Cap Equity Index Fund calculated pursuant to the above schedule for the fiscal quarter of the Trust is less than $25,000, SFIM shall pay BFA a fee of $25,000 for the fiscal quarter in lieu of the sub-advisory fee calculated pursuant to the above schedule.

In determining the application of these breakpoints to the Small Cap Equity Index Fund, the assets of the Small Cap Equity Index Fund are combined with the assets of the State Farm Small Cap Index Fund of State Farm Mutual Fund Trust so long as BFA remains the sub-adviser to each fund.

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In determining the application of these breakpoints to the International Equity Index Fund, the assets of the International Equity Index Fund are combined with the assets of the State Farm International Index Fund of State Farm Mutual Fund Trust so long as BFA remains the sub-adviser to each fund.

BFA manages the investments of the Large Cap, Small Cap and International Equity Index Funds, determining which securities or other investments to buy and sell for each, selecting the brokers and dealers to effect the transactions, and negotiating commissions. In placing orders for securities transactions, BFA follows SFIM’s policy of seeking to obtain the most favorable price and efficient execution available. The BFA sub-advisory fees are accrued daily and paid to BFA quarterly.

BETWEEN SFIM AND WESTWOOD

Pursuant to the separate sub-advisory agreement described below, SFIM has engaged Westwood as an investment sub-adviser to provide day-to-day portfolio management for a segment of the Large Cap Equity Fund. Westwood manages the investments for a segment of the Large Cap Equity Fund, determining which securities or other investments to buy and sell for the Fund, selecting the brokers and dealers to effect the transactions, and negotiating commissions. In placing orders for securities transactions, Westwood follows SFIM’s policy of seeking to obtain the most favorable price and efficient execution available.

For its services, SFIM pays Westwood an investment sub-advisory fee equal to a percentage of the average daily net assets of the Large Cap Equity Fund managed by Westwood at the following rates set forth below. The fee is accrued daily and paid to Westwood quarterly.

LARGE CAP EQUITY FUND
On the first $25 million	0.55% of average daily net assets
$25 million to $50 million	0.45% of average daily net assets
Over $50 million	0.30% of average daily net assets

BETWEEN SFIM AND MARSICO

Pursuant to a separate sub-advisory agreement, SFIM has engaged Marsico as an investment sub-adviser to provide day-to-day portfolio management for a segment of the International Equity Fund. Marsico manages its segment of the International Equity Fund, determining which securities or other investments to buy and sell for the Fund, selecting the brokers and dealers to effect the transactions, and negotiating commissions. In placing orders for securities transactions, Marsico follows SFIM’s policy of seeking to obtain the most favorable price and efficient execution available.

For its services, SFIM pays Marsico an investment sub-advisory fee equal to a percentage of the average daily net assets of the International Equity Fund managed by Marsico at the following rates set forth below. The fee is accrued daily and paid to Marsico monthly.

INTERNATIONAL EQUITY FUND
On the first $300 million	0.50% of average daily net assets
$300 million to $400 million	0.45% of average daily net assets
Over $400 million	0.40% of average daily net assets

BETWEEN SFIM AND NORTHERN CROSS

Pursuant to a separate sub-advisory agreement, SFIM has engaged Northern Cross as an investment sub-adviser to provide day-to-day portfolio management for a segment of the International Equity Fund. Northern Cross manages its segment of the International Equity Fund, determining which securities or other investments to buy and sell for the Fund, selecting the brokers and dealers to effect the transactions, and negotiating commissions. In placing orders for securities transactions, Northern Cross follows SFIM’s policy of seeking to obtain the most favorable price and efficient execution available.

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For its services, the Manager pays Northern Cross an investment sub-advisory fee equal to a percentage of the average daily net assets of the International Equity Fund managed by Northern Cross at the following rates set forth below. The fee is accrued daily and paid to Northern Cross quarterly.

INTERNATIONAL EQUITY FUND
On the first $500 million	0.60% of average daily net assets
Over $500 million	0.55% of average daily net assets

BETWEEN SFIM AND BRIDGEWAY

Pursuant to a separate sub-advisory agreement, SFIM has engaged Bridgeway as the investment sub-adviser to provide day-to-day portfolio management for a segment of the Large Cap Equity Fund and the Small/Mid Cap Equity Fund. Bridgeway manages its segments of the investments of the Large Cap Equity Fund and the Small/Mid Cap Equity Fund, determining which securities or other investments to buy and sell, selecting the brokers and dealers to effect the transactions and negotiating commissions. In placing orders for securities transactions, Bridgeway follows SFIM’s policy of seeking to obtain the most favorable price and efficient execution available.

For its services, SFIM pays Bridgeway an investment sub-advisory fee equal to a percentage of the average daily net assets of its segments of the Large Cap Equity Fund and the Small/Mid Cap Equity Fund at the rates set forth below. The fee is accrued daily and paid to Bridgeway quarterly. The rates upon which the fee is based are as follows:

LARGE CAP EQUITY FUND
On the first $50 million	0.50% of average daily net assets
$50 million to $100 million	0.45% of average daily net assets
$100 million to $200 million	0.40% of average daily net assets
Over $200 million	0.35% of average daily net assets

SMALL/MID CAP EQUITY FUND
On the first $100 million	0.60% of average daily net assets
$100 million to $250 million	0.55% of average daily net assets
Over $250 million	0.50% of average daily net assets

BETWEEN SFIM AND RAINIER

Pursuant to a separate sub-advisory agreement, SFIM has engaged Rainier as the investment sub-adviser to provide day-to-day portfolio management for a segment of the Small/Mid Cap Equity Fund. Rainier manages its segment of the investments of the Small/Mid Cap Equity Fund, determining which securities or other investments to buy and sell, selecting the brokers and dealers to effect the transactions and negotiating commissions. In placing orders for securities transactions, Rainier follows SFIM’s policy of seeking to obtain the most favorable price and efficient execution available.

For its services, SFIM pays Rainier an investment sub-advisory fee equal to a percentage of the average daily net assets of its segment of the Small/Mid Cap Equity Fund at the rates set forth below. The fee is accrued daily and paid to Rainier quarterly. The rates upon which the fee is based are as follows:

On the first $100 million	0.60% of average daily net assets
$100 million to $250 million	0.55% of average daily net assets
Over $250 million	0.50% of average daily net assets

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TERMS OF SUB-ADVISORY AGREEMENTS

Each sub-advisory agreement is not assignable and may be terminated without penalty upon 60 days written notice at the option of SFIM or the sub-adviser, or by the Board of Trustees of the Trust or by a vote of a majority of the outstanding shares of the class of stock representing an interest in the appropriate Fund. Each sub-advisory agreement provides that it shall continue in effect for an initial term of two years and can thereafter be continued for each Fund from year to year so long as such continuance is specifically approved annually (a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of the Fund and (b) by a majority vote of the Trustees who are not parties to the agreement, or interested persons of any such party, cast in person at a meeting held for that purpose.

PORTFOLIO MANAGERS

Unless otherwise noted, the information provided below is as of December 31, 2015, the Funds’ most recently completed calendar year.

OTHER ACCOUNTS MANAGED

The following provides information about the other investment accounts managed by the various portfolio managers of the Funds. This information is provided as of December 31, 2015.

Duncan Funk, a portfolio manager for the Stock and Bond Balanced Fund, the Bond Fund, and the Money Market Fund, manages other investment accounts and portfolios. The number of other accounts and their total assets, segregated by category, managed by Mr. Funk include the following:

Other Registered Investment Companies: 6 accounts, $2.4 billion in assets

Other Pooled Investment Vehicles: 0 accounts

Other Accounts: 23 accounts, $95.8 billion in assets

John Malito, a portfolio manager for the Stock and Bond Balanced Fund, the Bond Fund, and the Money Market Fund, manages other investment accounts and portfolios. The number of other accounts and their total assets, segregated by category, managed by Mr. Malito as of January 31, 2016 include the following:

Other Registered Investment Companies: 3 accounts, $1.1 billion in assets

Other Pooled Investment Vehicles: 0 accounts

Other Accounts: 12 accounts, $39.7 billion in assets

Lisa Rogers, a portfolio manager for the Stock and Bond Balanced Fund, the Bond Fund, and the Money Market Fund, manages other investment accounts and portfolios. The number of other accounts and their total assets, segregated by category, managed by Ms. Rogers as of January 31, 2016 include the following:

Other Registered Investment Companies: 6 accounts, $1.5 billion in assets

Other Pooled Investment Vehicles: 0 accounts

Other Accounts: 18 accounts, $46.0 billion in assets

No advisory fee is paid based on performance for any of the accounts listed above.

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Bridgeway as Sub-Adviser to the Large Cap Equity Fund and the Small/Mid Cap Equity Fund

The individuals named as Bridgeway portfolio managers for the Large Cap Equity Fund and the Small/Mid Cap Equity Fund also were primarily responsible for the day-to-day management of certain types of other portfolios and/or accounts as indicated in the table below as of December 31, 2015:

John Montgomery	Number of Other Accounts Managed	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	13	$4.768 billion	4	$479 million
Other Pooled Investment Vehicles	1	$32 million	0	0
Other Accounts	24	$195 million	10	$42 million

Elena Khoziaeva	Number of Other Accounts Managed	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	13	$4.768 billion	4	$479 million
Other Pooled Investment Vehicles	1	$32 million	0	0
Other Accounts	24	$195 million	10	$42 million

Michael Whipple	Number of Other Accounts Managed	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	13	$4.768 billion	4	$479 million
Other Pooled Investment Vehicles	1	$32 million	0	0
Other Accounts	24	$195 million	10	$42 million

BFA as Sub-Adviser to the Large Cap Equity Index Fund, the Small Cap Equity Index Fund,

and the International Equity Index Fund.

The individuals named as BFA portfolio managers for the Large Cap Equity Index Fund, the Small Cap Equity Index Fund, and the International Equity Index Fund also were primarily responsible for the day-to-day management of certain types of other portfolio and/or accounts as indicated in the table below as of December 31, 2015.

Greg Savage	Number of Other Accounts Managed	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	318	$713.4 billion	0	-0-
Other Pooled Investment Vehicles	88	$29.12 billion	0	-0-
Other Accounts	3	$229.4 million	0	-0-

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Alan Mason	Number of Other Accounts Managed	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	319	$704.4 billion	0	-0-
Other Pooled Investment Vehicles	378	$490.5 billion	0	-0-
Other Accounts	505	$471.0 billion	0	-0-

Jennifer Hsui	Number of Other Accounts Managed	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	54	$82.79 billion	-0-	-0-
Other Pooled Investment Vehicles	0	$0	-0-	-0-
Other Accounts	0	$0	-0-	-0-

Creighton Jue	Number of Other Accounts Managed	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	0	$0	-0-	-0-
Other Pooled Investment Vehicles	19	$5.22 billion	-0-	-0-
Other Accounts	9	$4.53 billion	-0-	-0-

Rachel Aguirre	Number of Other Accounts Managed	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	12	$14.41 billion	-0-	-0-
Other Pooled Investment Vehicles	82	$139.1 billion	-0-	-0-
Other Accounts	64	$94.08 billion	-0-	-0-

The information provided for Alan Mason and Greg Savage is as of December 31, 2015. The information provided for Jennifer Hsui, Creighton Jue and Rachel Aguirre is as of March 31, 2016.

Westwood as Sub-Adviser to the Large Cap Equity Fund

The individuals named as Westwood portfolio managers for the Large Cap Equity Fund also were primarily responsible for the day-to-day management of certain types of other portfolios and/or accounts as indicated in the table below as of December 31, 2015:

Mark Freeman	Number of Other Accounts Managed	Total Assets in Accounts (millions)	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	5	$2,693.31	0	-0-
Other Pooled Investment Companies	11	$991.60	0	-0-
Other Accounts	60	$4,252.02	0	-0-

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Matt Lockridge	Number of Other Accounts Managed	Total Assets in Accounts (millions)	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	5	$461.17	0	-0-
Other Pooled Investment Companies	12	$646.94	0	-0-
Other Accounts	65	$3,575.02	0	-0-

Scott Lawson	Number of Other Accounts Managed	Total Assets in Accounts (millions)	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	3	$262.98	0	-0-
Other Pooled Investment Companies	5	$419.08	0	-0-
Other Accounts	52	$2,968.15	0	-0-

Lisa Dong	Number of Other Accounts Managed	Total Assets in Accounts (millions)	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	4	$396.07	0	-0-
Other Pooled Investment Companies	8	$488.86	0	-0-
Other Accounts	55	$3,194.12	0	-0-

Varun Singh	Number of Other Accounts Managed	Total Assets in Accounts (millions)	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	3	$262.98	0	-0-
Other Pooled Investment Companies	5	$419.08	0	-0-
Other Accounts	39	$2,964.92	0	-0-

Rainier as Sub-Adviser to the Small/Mid Cap Equity Fund

The individuals named as Rainier portfolio managers for the Small/Mid Cap Equity Fund also were primarily responsible for the day-to-day management of certain types of other portfolios and/or accounts as indicated on the table below as of December 31, 2015.

Mark W. Broughton	Number of Other Accounts Managed	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	3	$1,456.1 million	-0-	-0-
Other Pooled Investment Vehicles	1	$16 million	-0-	-0-
Other Accounts	5	$175.5 million	-0-	-0-

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James R. Margard	Number of Other Accounts Managed	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	3	$1,456.1 million	-0-	-0-
Other Pooled Investment Vehicles	1	$16 million	-0-	-0-
Other Accounts	5	$175.5 million	-0-	-0-

Andrea L. Durbin	Number of Other Accounts Managed	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	3	$1,456.1 million	-0-	-0-
Other Pooled Investment Vehicles	1	$16 million	-0-	-0-
Other Accounts	5	$175.5 million	-0-	-0-

Stacie Cowell	Number of Other Accounts Managed	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	3	$1,456.1 million	-0-	-0-
Other Pooled Investment Vehicles	1	$16 million	-0-	-0-
Other Accounts	5	$175.5 million	-0-	-0-

Marsico as Sub-Adviser to the International Equity Fund

The individual named as Marsico portfolio manager for the International Equity Fund also were primarily responsible for the day-to-day management of certain types of other portfolios and/or accounts as indicated in the table below as of December 31, 2015:

Manish Malhotra	Number of Other Accounts Managed	Total Assets in Accounts (millions)	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	3	$652	-0-	-0-
Other Pooled Investment Companies	0	0	-0-	-0-
Other Accounts	3	$127	-0-	-0-

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Northern Cross as Sub-Adviser to the International Equity Fund

The individuals named as Northern Cross portfolio managers for the International Equity Fund also were primarily responsible for the day-to-day management of certain types of other portfolios and/or accounts as indicated in the table below as of December 31, 2015:

Howard Appleby	Number of Other Accounts Managed	Total Assets in Accounts (millions)	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	6	$42,492.78	-0-	-0-
Other Pooled Investment Companies	1	$41.37	-0-	-0-
Other Accounts	12	$2,738.90	-0-	-0-

James LaTorre	Number of Other Accounts Managed	Total Assets in Accounts (millions)	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	6	$42,492.78	-0-	-0-
Other Pooled Investment Companies	1	$41.37	-0-	-0-
Other Accounts	12	$2,738.90	-0-	-0-

Jean-Francois Ducrest	Number of Other Accounts Managed	Total Assets in Accounts (millions)	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	6	$42,492.78	-0-	-0-
Other Pooled Investment Companies	1	$41.37	-0-	-0-
Other Accounts	12	$2,738.90	-0-	-0-

SFIM PORTFOLIO MANAGERS’ COMPENSATION

Portfolio manager compensation is based upon the overall job performance in managing the investment accounts for Auto Company and its affiliates, as well as the Funds. These portfolio managers’ compensation packages consist of a base salary, incentive compensation, and other benefits. The base salary is fixed and is competitive with industry standards. Portfolio managers may elect to defer a portion of their fixed salary and incentive compensation. Incentive compensation is discretionary and is determined by Auto Company annually by reference to several objective factors as well as investment results.

Incentive compensation for fixed income portfolio managers is determined by a combination of the individual portfolio manager’s investment results as well as the investment results of the broader fixed income team. Fixed income portfolio management incentive compensation is discretionary and is determined annually by reference to various qualitative and quantitative factors and investment results.

The factors considered to determine incentive compensation for fixed income portfolio managers include adherence to investment philosophy, liquidity management, and long term returns relative to custom indices derived from the Barclays U.S. Aggregate Index, and the Barclays Municipal Bond Index. These factors are evaluated by members of Auto Company’s executive management. The evaluation is subjective in nature, from a perspective to reward long-term, rather than short-term performance, and does not rely solely on industry measurements.

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The formula used to determine the investment return performance involves a four or five-year moving average of returns. A longer time period is preferred to reward long-term performance rather than rewarding (or punishing) short-term fluctuation.

In addition to the compensation described above, fixed income portfolio managers may receive other benefits based primarily on their management level and/or total compensation, and not their performance as portfolio managers. These benefits include participation in a supplemental incentive plan; supplemental retirement plans; annual comprehensive health evaluations; and financial planning services.

The portfolio managers, if eligible, may receive supplemental incentive plan payments. These payments are discretionary in nature and are a function of the overall performance of Auto Company and its affiliates as an enterprise. The payments under the plan are a function of the 1) organizational performance of Auto Company and its affiliated entities for certain criteria over a rolling three-year period and 2) the number of units allocated to the individual for each of the three-year performance cycles. Under the plan, payments are determined by considering criteria such as retention of insurance business, financial stability, financial services growth, expense reduction, personnel development, and compliance. Supplemental incentive plan payments are calculated using an internal formula.

The portfolio managers may also be eligible for the supplemental retirement plans that are offered to highly compensated employees. One of the plans allows employees to defer a portion of compensation into a later year(s). The other plan provides retirement benefits in excess of the benefits that can be provided under Auto Company’s qualified retirement plan (due to limitations on the amount of compensation or the type of service that may be counted). Benefits for this plan are calculated using the qualified plan’s formula, average annual compensation, and years of service.

Eligibility for financial planning services and comprehensive health evaluations is based upon an individual’s management level. The benefits provided under these programs are uniform and apply equally to all eligible participants.

BFA PORTFOLIO MANAGERS’ COMPENSATION

PORTFOLIO MANAGER POTENTIAL MATERIAL CONFLICTS OF INTEREST

BlackRock, Inc. (“BlackRock”), a parent company of BFA, has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the equity index Funds, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the equity index Funds. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the equity index Funds. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the equity index Funds by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a

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portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of these funds are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

PORTFOLIO MANAGER COMPENSATION OVERVIEW

The discussion below describes the portfolio managers’ compensation as of December 31, 2015.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

DISCRETIONARY INCENTIVE COMPENSATION

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the equity index Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the equity index Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5-year periods, as applicable. Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. The performance of Ms. Hsui and Ms. Aguirre and Messrs. Mason, Savage and Jue is not measured against a specific benchmark.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

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Long-Term Incentive Plan Awards—From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of the equity index Fund have unvested long-term incentive awards.

Deferred Compensation Program—A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans—BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($265,000 for 2015). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

WESTWOOD’S PORTFOLIO MANAGERS’ COMPENSATION AND POTENTIAL CONFLICTS OF INTEREST

The compensation of the portfolio managers is structured to enable Westwood to attract and retain highly qualified professionals in a competitive environment and align incentives with clients. Each of the Fund’s portfolio manager’s compensation consists of a combination of base salary, cash incentive bonus awards, long-term equity-based incentive awards and employee and post-retirement benefits. Cash bonuses and equity-based awards, in the form of restricted stock, are awarded to portfolio managers based on an assessment of their performance on a range of qualitative and quantitative measures. Quantitative measures include the performance of stock recommendations and the performance of portfolios managed, including the Fund.

The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, Westwood has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated. Westwood’s trade allocation policy is to aggregate client transactions, including the Fund’s, where possible when it is believed that such aggregation may facilitate Westwood’s duty of best execution. Client accounts for which orders are aggregated receive the average price of such transaction. Any transaction costs incurred in the transaction are shared pro rata based on each client’s participation in the transaction. Westwood generally allocates securities among client accounts according to each account’s

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pre-determined participation in the transaction. Westwood’s policy prohibits any allocation of trades that would favor any proprietary accounts, affiliated accounts, or any particular client(s) or group of clients more over any other account(s).

BRIDGEWAY’S PORTFOLIO MANAGERS’ COMPENSATION AND POTENTIAL CONFLICTS OF INTEREST

The objective of Bridgeway’s compensation program is to provide pay and long-term compensation for its employees (who are all referred to as “Partners”) that is competitive with the mutual fund/investment advisory market relative to Bridgeway’s size and geographical location. Bridgeway evaluates competitive market compensation by reviewing compensation survey results conducted by independent third parties involved in investment industry compensation.

The members of the Investment Management Team, including John Montgomery, Elena Khoziaeva and Michael Whipple, participate in a compensation program that includes base salary that is fixed annually, bonus and long-term incentives. Each member’s base salary is a function of review of market salary data for their respective role and an assessment of individual execution of responsibilities related to goals, integrity, team work, and leadership. Profit sharing bonuses are driven by company performance versus publicly traded peers and/or company profit goals, and an assessment of individual execution of responsibilities related to goals. Bridgeway’s profitability is primarily affected by a) assets under management, b) management fees, for which some mutual funds have performance based fees relative to stock market benchmarks, c) operating costs of Bridgeway and d) tax rates.

Fund performance impacts overall compensation in two broad ways. First, generally assets under management increase with positive long-term performance. An increase in assets increases total management fees and likely increases Bridgeway’s profitability (although certain funds do not demonstrate economies of scale and other funds have management fees which reflect economies of scale to shareholders). Second, some portfolios managed by Bridgeway include performance-based management fees. Should the portfolio’s performance exceed the benchmark, Bridgeway may make more total management fees and increase its profitability. On the other hand, should the portfolio’s performance lag the benchmark, Bridgeway may experience a decrease in profitability.

Finally, all Bridgeway investment management team members participate in long-term incentive programs including a 401(k) plan and ownership programs in Bridgeway. With the exception of John Montgomery, investment team members (as well as all of Bridgeway’s Partners) participate in an Employee Stock Ownership Program and Phantom Stock Program sponsored by Bridgeway. The value of this ownership is a function of Bridgeway’s profitability and growth. Bridgeway is an “S” Corporation with John Montgomery as the majority owner. Therefore, he does not participate in the ESOP, but the value of his ownership stake is impacted by Bridgeway’s profitability and growth. However, by policy of Bridgeway, John Montgomery may only receive distributions from Bridgeway in an amount equal to the taxes incurred from his corporate ownership due to the “S” corporation structure.

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Bridgeway has adopted certain compliance policies and procedures that are designed to detect, prevent, or mitigate conflicts or potential conflicts of interest that may arise. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise.

RAINIER’S PORTFOLIO MANAGERS’ COMPENSATION AND POTENTIAL CONFLICTS OF INTEREST

Rainier Investment Management, LLC.® (“Rainier”).

All portfolio managers receive a fixed base salary and are owners of Rainier, meaning that they may receive distributions based on their relative ownership in Rainier.

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Rainier has instituted a performance-based bonus program, which provides for the portfolio managers to receive an annual bonus based on: (1) how each of the strategies the portfolio manager manages performs during the applicable year on a pre-tax basis in comparison to the performance of the applicable benchmark index (on a gross of fees basis) and peer group; (2) the portfolio manager’s overall contribution to the portfolio management team as determined by the Board of Directors, based on the recommendation of Rainier’s compensation committee, with input from the Chief Investment Officer and other members of the portfolio management team; and (3) the more general performance of Rainier.

The compensation paid to Rainier for managing the Small/Mid Cap Equity Fund is based only on a percentage of assets under management. Portfolio managers may benefit from the revenues received from the Fund and other clients in the form of performance-based bonuses and through Rainier’s revenues and profitability. But no Rainier portfolio managers are compensated based directly on fee revenue earned by Rainier on particular accounts in a way that would be expected to create a material conflict of interest in favoring particular accounts over other accounts.

Subject to meeting its fiduciary responsibility to seek best execution for all client transactions, Rainier may obtain research and brokerage products or services that fall within the “safe harbor” established by Section 28(e) of the Securities Exchange Act of 1934. Rainier will allocate brokerage transactions to those brokers, dealers, and markets, and at such prices and such commission rates, as in the good faith and judgment of Rainier will be in the best interests of its clients.

Research and brokerage products or services provided by brokers may not always be utilized in connection with the Small/Mid Cap Equity Fund or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services. Some of these services would be considered part of a “soft dollar” arrangement. Because of the services provided, Rainier may pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction if Rainier determines in good faith that the commission is reasonable in relation to the value of the brokerage research and services provided, viewed in terms of either the particular transaction or Rainier’s overall responsibilities with respect to the accounts over which it exercises investment discretion.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one portfolio or other client account, the Small/Mid Cap Equity Fund may not be able to take full advantage of that opportunity. To mitigate this conflict of interest, Rainier typically seeks to aggregate orders of the Fund with orders from its other client accounts in order to help ensure that all clients are treated fairly and equitably over time.

Rainier has adopted policies and procedures it believes are reasonably designed to detect, prevent, or mitigate conflicts or potential conflicts of interest that may arise.

MARSICO’S PORTFOLIO MANAGERS’ COMPENSATION AND POTENTIAL CONFLICTS OF INTEREST

The compensation package for portfolio managers of Marsico includes a competitive base salary that is reevaluated periodically. Base salary is typically based on two primary factors: (1) Marsico’s overall profitability for the period, and (2) individual achievements and contributions benefitting the firm and/or clients. Compensation may be adjusted upward (or downward) based on similar factors, and also may include an occasional cash bonus. No other special employee incentive arrangements are currently in place or being planned.

Portfolio manager compensation generally takes into account, among other factors, the overall performance of accounts for which the portfolio manager provides investment advisory services. Portfolio managers do not receive special consideration based solely on the performance of particular accounts, and do not receive compensation from accounts charging performance-based fees.

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In addition to cash compensation, Marsico’s portfolio managers may participate in other Marsico benefits such as health insurance and retirement plans on the same basis as other Marsico employees. Marsico’s portfolio managers also may be offered the opportunity to acquire equity interests in the firm’s parent company.

As a general matter, Marsico does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks (e.g., S&P 500 Index). Although performance is a relevant consideration, comparisons with fixed benchmarks may not always be useful. Relevant benchmarks vary depending on specific investment styles and client guidelines or restrictions, and comparisons to benchmark performance may at times reveal more about market sentiment than about a portfolio manager’s performance or abilities. To encourage a long-term horizon for managing client assets and concurrently minimizing potential conflicts of interest and portfolio risks, Marsico may evaluate a portfolio manager’s performance over periods longer than the immediate compensation period, and may consider a variety of measures in determining compensation, such as the performance of unaffiliated mutual funds or other portfolios having similar strategies as well as other measurements. Other factors that may be significant in determining portfolio manager compensation include, without limitation, the effectiveness of the manager’s leadership within Marsico’s investment management team, contributions to Marsico’s overall performance, discrete securities analysis, idea generation, ability and willingness to support and train other analysts, and other considerations.

A portfolio manager may manage accounts for other clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers of Marsico make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that account. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Although Marsico does not track the time a portfolio manager spends on a single portfolio, it does assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he is responsible. Marsico seeks to manage competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline or complementary investment disciplines. Accounts within a particular investment discipline may often be managed by using generally similar investment strategies, subject to factors including particular account restrictions and objectives, account opening dates, cash flows, and other considerations. Even where multiple accounts are managed by the same portfolio manager within the same investment discipline, however, Marsico may take action with respect to one account that may differ from the timing or nature of action taken with respect to another account because of different investment platforms, account types, opening or funding dates, cash flows, client-specific objectives or restrictions, or for other reasons. Accordingly, the performance of each account managed by a portfolio manager will vary.

Potential conflicts of interest may also arise when allocating and/or aggregating trades. Marsico often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under Marsico’s trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to participating client accounts in a fair and equitable manner. With respect to initial public offerings and other syndicated or limited offerings, it is Marsico’s policy generally to seek to ensure that over the long term, accounts with the same or similar investment objectives or strategies will receive an equitable opportunity to participate meaningfully in such offerings and will not be unfairly disadvantaged. Consistent with this approach, Marsico has adopted policies and procedures for allocating transactions fairly across multiple accounts. Marsico’s policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. Marsico’s compliance department monitors transactions made on behalf of multiple clients to seek to ensure adherence to its policies.

Marsico has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that seek to minimize potential conflicts of interest that may arise because Marsico advises multiple accounts. In addition, Marsico monitors a variety of areas, including compliance with account investment guidelines and/or restrictions and compliance with the policies and procedures of Marsico, including Marsico’s Code of Ethics.

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NORTHERN CROSS’ PORTFOLIO MANAGERS’ COMPENSATION AND POTENTIAL CONFLICTS OF INTEREST

Northern Cross is paid based upon a percentage of assets under management. The Principals of the company are each participants in the net earnings after expenses.

From time to time, potential conflicts of interest may arise between the portfolio managers’ management of the investments of the International Equity Fund and the management of other client accounts. The other accounts might have similar investment objectives or strategies as the International Equity Fund, track the same index the International Equity Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the International Equity Fund. The other accounts might also have different investment objectives or strategies than the International Equity Fund. Northern Cross has adopted policies and procedures reasonably designed to treat all accounts fairly and equitably and to address the potentially adverse effect of any conflicts of interest.

A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the International Equity Fund. Because of the portfolio managers’ positions with the International Equity Fund, each portfolio manager knows the size, timing and possible market impact of the International Equity Fund’s trades. It is theoretically possible that a portfolio manager could use this information to the advantage of other accounts he manages and to the possible detriment of the International Equity Fund. Northern Cross has designed and implemented policies and procedures intended to mitigate these conflicts and fairly allocate investments across all client accounts. Trades are blocked and executed at a common price. Allocations of the block trade are then made pro rata to all eligible accounts within the same strategy.

Supervised Persons of Northern Cross may purchase, hold, and sell securities, for their own benefit, that could be owned by or considered potential investment opportunities for Northern Cross’ clients. Personal securities trading by “supervised persons” creates a conflict of interest. Northern Cross has put in place policies and procedures to mitigate this conflict. Personal securities transactions are addressed in Northern Cross’ Code of Ethics and monitored regularly by Northern Cross’ Compliance Team. Controls applied to personal securities trading include pre-clearance of all personal trades in reportable securities and restrictions on securities owned by or being considered for clients of Northern Cross.

When evaluating broker/dealers, Northern Cross may not always select the broker/dealer with the lowest commission rate. The primary criteria considered in selecting a broker/dealer is the ability of the broker/dealer, in Northern Cross’ opinion, to secure execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to Northern Cross on behalf of their clients.

A potential conflict of interest may arise as result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the International Equity Fund and other accounts but may not be available in sufficient quantities for both the International Equity Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the International Equity Fund and another account. Northern Cross has adopted policies and procedures designed to allocate investment opportunities on a fair and equitable basis over time. Under Northern Cross’ allocation procedures, investment opportunities are allocated among various investment strategies.

OWNERSHIP OF SECURITIES

Of the Funds’ portfolio managers, the following portfolio manager owns the following levels of Fund securities. No other Fund portfolio manager owns Fund securities.

Duncan Funk	$1-$10,000

This information is current as of December 31, 2015, the end of the Fund’s most recent calendar year.

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SECURITIES ACTIVITIES OF THE INVESTMENT ADVISERS

Securities held by the Trust may also be held by separate accounts or mutual funds for which SFIM or a sub-adviser, (collectively the “Investment Advisers”) acts as an adviser, some of which may be affiliated with them. Because of different investment objectives, cash flows or other factors, a particular security may be bought by an Investment Adviser for one or more of its clients, when one or more other clients are selling the same security. Pursuant to procedures adopted by the Board of Trustees, an Investment Adviser may cause a Fund to buy or sell a security from another Fund or another account. Any such transaction would be executed at a price determined in accordance with those procedures and without sales commissions. Transactions executed pursuant to such procedures are reviewed by the Board of Trustees quarterly.

If purchases or sales of securities for a Fund or other client of an Investment Adviser arise for consideration at or about the same time, transactions in such securities will be allocated as to amount and price, insofar as feasible, for the Fund and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of an Investment Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the opinion of the Trustees of the Trust, however, that the benefits available to the Trust outweigh any possible disadvantages that may arise from such concurrent transactions.

On occasions when an Investment Adviser deems the purchase or sale of a security to be in the best interests of the Trust as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Trust with those to be sold or purchased for other accounts or companies in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by an Investment Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Trust and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

BOND FUND, STOCK AND BOND BALANCED FUND, AND MONEY MARKET FUND

As described above, the Manager determines which securities to buy and sell for these Funds, selects brokers and dealers to effect the transactions, and negotiates commissions. Transactions in equity securities will usually be executed through brokers who will receive a commission paid by the Fund. Fixed income securities are generally traded with dealers acting as principals for their own accounts without a stated commission. The dealer’s margin is reflected in the price of the security. Money market obligations may be traded directly with the issuer. Underwritten offerings of stock may be purchased at a fixed price including an amount of compensation to the underwriter.

In placing orders for securities transactions, the Manager’s policy is to attempt to obtain the most favorable price and efficient execution available. These entities, subject to the review of the Trust’s Board of Trustees, may pay higher than the lowest possible commission on agency trades, not principal trades, to obtain better than average execution of transactions and/or valuable investment research information described below, if, in their opinion, improved execution and investment research information will benefit the performance of each of the Funds.

When selecting broker-dealers to execute portfolio transactions, the Manager considers factors including the rate of commission or size of the broker-dealer’s “spread”, the size and difficulty of the order, the nature of the market for the security, the willingness of the broker-dealer to position, the reliability, financial condition and general execution and operational capabilities of the broker-dealer, and the research, statistical and economic data furnished by the broker-dealer to the Manager. In some cases, the Manager may use such information to advise other investment accounts that it advises. Brokers or dealers which supply research may be selected for execution

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of transactions for such other accounts, while the data may be used by the Manager in providing investment advisory services to the Fund. However, all such directed brokerage will be subject to the Manager’s policy to attempt to obtain the most favorable price and efficient execution possible.

During the calendar years indicated, the Bond Fund, Stock and Bond Balanced Fund and Money Market Fund paid brokerage commissions of:

	2013	2014	2015
Bond Fund	$0	$0	$0
Stock and Bond Balanced Fund	$0	$0	$0
Money Market Fund	$0	$0	$0

EQUITY INDEX FUNDS

BFA assumes general supervision over placing orders on behalf of the Equity Index Funds for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the best judgment of BFA and in a manner deemed fair and reasonable to shareholders. In executing portfolio transactions and selecting brokers or dealers, BFA seeks to obtain the best overall terms available for the Equity Index Funds. In assessing the best overall terms available for any transaction, BFA considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The primary consideration is prompt execution of orders at the most favorable net price. Certain of the brokers or dealers with whom the Equity Index Funds may transact business offer commission rebates to the Equity Index Funds. BFA considers such rebates in assessing the best overall terms available for any transaction. The overall reasonableness of brokerage commissions paid is evaluated by BFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Portfolio turnover may vary from year to year, as well as within a year. Portfolio turnover rates over 100%, although unexpected, may result in comparatively greater brokerage expenses. BFA may from time to time execute trades on behalf of and for the account of an Equity Index Fund with brokers or dealers that are affiliated with BFA. The table below sets forth the brokerage commissions paid by the Large Cap Equity Index Fund, Small Cap Equity Index Fund and the International Equity Index Fund for the calendar years reflected below:

	2013	2014	2015
Large Cap Equity Index Fund	$4,319	$3,720	$3,227
Small Cap Equity Index Fund	$1,363	$1,621	$2,403
International Equity Index Fund	$1,413	$380	$133

LARGE CAP EQUITY FUND, SMALL/MID CAP EQUITY FUND AND INTERNATIONAL EQUITY FUND

In providing services to the Funds, Bridgeway determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Bridgeway may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Bridgeway or its affiliates may place separate, non-simultaneous, transactions for a fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the fund or the other account. Bridgeway seeks to mitigate this problem through a random rotation of order in the allocation of executed trades.

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Subject to meeting its fiduciary responsibility to seek best execution for all client transactions, Rainier may obtain research and brokerage products or services that fall under Section 28(e) of the Securities Exchange Act of 1934. Rainier will allocate brokerage transactions to those brokers, dealers, and markets, and at such prices and such commission rates, as in the good faith and judgment of Rainier will be in the best interests of its clients. Research and brokerage products or services provided by brokers may not always be utilized in connection with the Small/Mid Cap Equity Fund or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services. A Fund may be charged more for brokerage services than that which another broker might have charged for effecting the same transaction if Rainier determines in good faith that the commission is reasonable in relation to the value of the brokerage research and execution services provided, viewed in terms of either the particular transaction or Rainier’s overall responsibilities to its clients.

In providing their services to the Funds, each of Marsico, Westwood and Northern Cross strive to obtain best execution on its respective clients’ portfolio producing the most favorable total price reasonably attainable under the circumstances. These factors include the size and type of transaction, the cost and quality of executions, and the broker-dealer’s ability to offer liquidity and anonymity. In some cases, when two or more brokers are in position to obtain the best price and execution, preference may be given to brokers who have provided investment research or other related services.

The Large Cap Equity Fund, the Small/Mid Cap Equity Fund and the International Equity Fund paid the following brokerage commissions during the calendar years indicated below:

	2013	2014	2015
Large Cap Equity Fund	$17,352	$14,919	$12,901
Small/Mid Cap Equity Fund	$66,240	$65,060	$75,604
International Equity Fund	$57,633	$83,126	$75,325

PORTFOLIO TURNOVER

Because of the Large Cap Equity Fund’s, Small/Mid Cap Equity Fund’s and International Equity Fund’s flexibility of investment and emphasis on growth of capital, these Funds may have greater portfolio turnover than that of mutual funds that have primary objectives of income, maintenance of a balanced investment position or replication of a securities market index. There are no fixed limitations regarding the portfolio turnover rate for either the Bond Fund or Money Market Fund, and securities initially satisfying the objectives and policies of one of these Funds may be disposed of when they are no longer deemed suitable. Consistent with each equity index Fund’s investment objective, the Large Cap, Small Cap, and International Equity Index Funds will attempt to minimize portfolio turnover. The Stock and Bond Balanced Fund’s portfolio turnover is expected to be low. The Stock and Bond Balanced Fund will purchase or sell securities to: (i) accommodate purchases and sales of its shares; (ii) change the percentages of its assets invested in each of the underlying Funds in response to market conditions; and (iii) maintain or modify the allocation of its assets among the underlying Funds within the percentage limits described in the Prospectus.

Due to a sell discipline based in part on price targets, Rainier’s segment of the Small/Mid Cap Equity Fund may be actively traded. This is particularly true in a market environment where securities prices are rising rapidly. Generally, the rate of portfolio turnover will not be a deciding factor in Rainier’s determining whether to sell or hold securities for its segment of the Small/Mid Cap Equity Fund. A high portfolio turnover rate (100% or more) leads to higher transaction costs, which would negatively affect overall performance of the Small/Mid Cap Equity Fund. Active trading, however, can also be defensive and actually add to the Small/Mid Cap Equity Fund’s performance if, for example, a fully valued investment is sold before a price decline or in favor of an investment with better appreciation potential.

Since short term instruments are excluded from the calculation of a portfolio turnover rate, no meaningful portfolio turnover rate can be estimated or calculated for the Money Market Fund. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of a Fund’s shares and by requirements, the satisfaction of which enable the Trust to receive certain favorable tax treatment.

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DETERMINATION OF NET ASSET VALUE

The net asset value of each Fund is determined as of the time of the close of regular session trading on the New York Stock Exchange (currently at 4:00 p.m., Eastern Time), on each day when the New York Stock Exchange is open for business. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year, except for certain federal and other holidays. Shares will not be priced on days when the New York Stock Exchange is closed. The net asset value per share of a Fund is computed by dividing the difference between the value of the Fund’s assets and liabilities by the number of shares outstanding. Interest earned on portfolio securities and expenses, including fees payable to SFIM, are accrued daily.

Equity securities (including common stocks, preferred stocks, convertible securities and warrants) and call options written on all portfolio securities, listed or traded on a national exchange are valued at their last sale price on that exchange prior to the time when assets are valued. In the absence of any exchange sales on that day and for unlisted equity securities, such securities are valued at the last sale price on the exchange on which it is traded. Equity securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on each business day at the close of the exchange representing the principal market for such securities. Securities traded only on over-the-counter markets generally are valued at the closing bid price. Equities traded on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the Nasdaq Official Closing Price (“NOCP”), as determined by NASDAQ, or lacking a NOCP, the last current reported sales price as of the time of valuation of NASDAQ, or lacking any current reported sales on NASDAQ at the time of valuation, at the most recent bid quotation on NASDAQ.

Debt securities traded on a national exchange are valued at their last sale price on that exchange prior to the time when assets are valued, or, lacking any sales, at the last reported bid price. Debt securities other than money market instruments traded in the over-the-counter market are valued at the last reported bid price or at yield equivalent as obtained from one or more dealers that make markets in the securities.

If the market quotations described above are not available, debt securities, other than short-term debt securities, may be valued at fair value as determined by one or more independent pricing services (each, a “Service”). The Service may use available market quotations and employ electronic data processing techniques and/or a matrix system to determine valuations. Each Service’s procedures are reviewed by the officers of the Trust under the general supervision of the Board of Trustees.

Money market instruments held with a remaining maturity of 60 days or less (other than U.S. Treasury bills) are generally valued on an amortized cost basis. Under the amortized cost basis method of valuation, the security is initially valued at its purchase price (or in the case of securities purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter by amortizing any premium or discount uniformly to maturity. If for any reason the Trustees believe the amortized cost method of valuation does not fairly reflect the fair value of any security, fair value will be determined in good faith by or under the direction of the Board of Trustees of the Trust as in the case of securities having a maturity of more than 60 days.

Securities that are primarily traded on foreign securities exchanges are generally valued at the last sale price on the exchange where they are primarily traded. All foreign securities traded on the over-the-counter market are valued at the last sale quote, if market quotes are available, or the last reported bid price if there is no active trading in a particular security on a given day. Quotations of foreign securities in foreign currencies are converted, at current exchange rates, to their U.S. dollar equivalents in order to determine their current value. Forward currency contracts are valued at the current cost of offsetting the contract. Because of the need to value foreign securities (other than American Depository Receipts) as of the close of trading on various exchanges and over-the-counter markets throughout the world, the calculation of the net asset value of Funds investing in foreign securities may not take place contemporaneously with the valuation of such foreign securities in such Funds. In addition, foreign securities held by the Large Cap Equity Fund, Large Cap Equity Index Fund, International Equity Fund, Small/Mid Cap Equity Fund and International Equity Index Fund may be traded actively in securities markets which are open

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for trading on days when those Funds do not calculate their net asset value. Accordingly, there may be occasions when the Large Cap Equity Fund, Large Cap Index Fund, Small/Mid Cap Equity Fund, International Equity Fund or International Equity Index Fund do not calculate their respective net asset value but when the value of such Funds’ portfolio securities are affected by such trading activity. The Funds monitor for significant events in foreign markets. A Fund may price a non-U.S. security it holds at a fair value determined according to procedures adopted by the Board of Trustees if it appears that the value of the security has been materially affected by events occurring between the close of the primary market or exchange on which the security is traded and the time for computing net asset value.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust. The effect of this will be that NAV will not be based on the last quoted price on the security, but on a price which the Board of Trustees or its delegate believes reflects the current and true price of the security.

The Trust’s Board of Trustees has adopted procedures to value non-U.S. securities (“foreign securities”). The procedures require foreign securities to be fair valued in certain circumstances using prices provided by a third-party pricing service. The Manager fair values foreign securities on valuation days when the closing prices for such securities are determined not to reflect the market value of such securities as of the time a Fund computes its NAVs. The Manager uses systematic and objective standards to determine when the closing prices of the foreign securities do not reflect the market value of such securities.

Exchange listed options that are written or purchased by a Fund are valued on the primary exchange on which they are traded. Over-the-counter options written or purchased by a Fund are valued based upon prices provided by market-makers in such securities. Exchange-traded financial futures contracts are valued at their settlement price established each day by the board of trade or exchange on which they are traded.

All of the assets of the Money Market Fund are valued on the basis of amortized cost in an effort to maintain a constant net asset value of $1.00 per share. The Board of Trustees of the Trust has determined this to be in the best interests of the Money Market Fund and its shareholders. Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter as adjusted for amortization of premium or accretion of discount, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Fund would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund or portfolio which uses available market quotations to value all of its portfolio securities.

The Board of Trustees has established procedures reasonably designed, taking into account current market conditions and the Money Market Fund’s investment objectives, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation should exceed one half of one percent, the Board of Trustees will promptly consider initiating corrective action. If the Board of Trustees believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: selling portfolio securities prior to maturity; shortening the average maturity of the portfolio; withholding or reducing dividends; or utilizing a net asset value per share determined from available market quotations. Even if these steps were taken, the Money Market Fund’s net asset value might still decline.

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TAXES

GENERAL TAX INFORMATION

The Trust intends that each of the Funds will continue to qualify as a regulated investment company under the Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”). If each Fund continues to qualify as a regulated investment company and distributes substantially all of its net income and gains to its shareholders (which the Trust intends to do), then, under the provisions of Subchapter M, each Fund should have little or no income taxable to it under the Code.

Each Fund of the Trust must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of the Fund’s gross income must be derived from dividends, interest, certain payments with respect to securities loans and gains from the sale or disposition of stocks, certain securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities, or currencies (including, but not limited to, gains from options, futures or forward contracts) and net income derived from an interest in certain publicly traded partnerships; and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the fair market value of the Fund’s total assets must consist of cash and cash items, government securities, securities of other regulated investment companies and other securities, and no more than 5% of the value of the total assets of the Fund may consist of such other securities of any one issuer and the Fund must not hold more than 10% of the outstanding voting securities of any such issuer, and (b) the Fund must not invest more than 25% of the value of its total assets in (i) the securities of any one issuer (other than government securities or the securities of other regulated investment companies), (ii) the securities (other than securities of other regulated investment companies) of two or more issuers which the Fund controls, or (iii) the securities of one or more qualified publicly traded partnerships.

In addition, each Fund of the Trust generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and net short-term capital gain, as well as 90% of its net tax-exempt income earned in each taxable year. A Fund generally will not be subject to federal income tax on the investment company taxable income and net capital gain it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following taxable year. Furthermore, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

If a Fund failed to qualify as a regulated investment company for federal income tax purposes or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed in the same manner as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and distributions to shareholders would not be deductible by the Fund in computing its taxable income. Additionally, all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income” in the case of noncorporate shareholders and (ii) for the dividends received deduction under Section 243 of the Code in the case of corporate shareholders.

In order to maintain the qualification of a Fund’s status as a regulated investment company, the Trust may, in its business judgment, restrict a Fund’s ability to invest in certain financial instruments. For the same reason, the Trust may, in its business judgment, require a Fund to maintain or dispose of an investment in certain types of financial instruments beyond the time when it might otherwise be advantageous to do so.

Each of the Funds also intends to comply with section 817(h) of the Code and the regulations issued thereunder, which impose certain investment diversification requirements on life insurance companies’ separate accounts (such as the Accounts (as defined below)) that are used to fund benefits under variable life insurance and

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variable annuity contracts. These requirements are in addition to the requirements of subchapter M and of the Investment Company Act of 1940, and may affect the securities in which a Fund may invest. In order to comply with the current or future requirements of section 817(h) (or related provisions of the Code), the Trust may be required, for example, to alter the investment objectives of one or more of the Funds. No such change of investment objectives will take place without notice to the shareholders of an affected Fund, the approval of a majority of the outstanding voting shares, and the approval of the SEC, to the extent legally required.

FOREIGN INVESTMENTS

Funds investing in foreign securities or currencies (including the Money Market Fund, Large Cap Equity Fund, Small/Mid Cap Equity Fund, International Equity Fund, Large Cap Equity Index Fund, and International Equity Index Fund) may be required to pay withholding or other taxes to foreign governments. Foreign tax withholding on dividends and interest, if any, is generally at rates between 10% and 35%. The investment yield of any Fund that invests in foreign securities or currencies will be reduced by these foreign taxes. Owners of variable universal life insurance and variable deferred annuity contracts investing in such Fund will bear the costs of any foreign tax, but will not be able to claim a foreign tax credit or deduction for these foreign taxes. Funds investing in securities of passive foreign investment companies may be subject to U.S. federal income taxes and interest charges, and the investment yield of a Fund making such investments will be reduced by these taxes and interest charges. Owners of variable universal life insurance policies and variable deferred annuity contracts investing in such Funds will bear the cost of these taxes and interest charges.

ADDITIONAL TAX CONSIDERATIONS

If a Fund fails to qualify as a regulated investment company, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders) and distributions to its shareholders will constitute ordinary income to the extent of such Fund’s current or accumulated earnings and profits. Owners of variable universal life insurance and deferred annuity contracts that have invested in such a Fund might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. In addition, if a Fund failed to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, owners of variable universal life insurance and deferred annuity contracts which have invested in the Fund would be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Funds’ investment advisers, and it is intended that each Fund will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return achieved by a Fund, because, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Fund’s investment adviser might otherwise believe to be desirable.

In addition to the income tax requirements discussed above, some of the Funds are subject to a 4% excise tax on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. Generally, the required distribution is the sum of 98% of a Fund’s net investment income for the calendar year plus 98.2% of its capital gain net income for the one-year period ending October 31. Each Fund, other than the Stock and Bond Balanced Fund, intends to declare or distribute dividends during the calendar year in an amount sufficient to prevent imposition of the 4% excise tax. The Stock and Bond Balanced Fund, Large Cap Equity Index Fund, Bond Fund, and Money Market Fund are not subject to the 4% excise tax.

The discussion of “Taxes” in the Prospectus and the foregoing discussion of federal income tax consequences is a general and abbreviated summary based on tax laws and regulations in effect on the date of the Prospectus. Tax law is subject to change by legislative, administrative or judicial action. Each prospective investor should consult his or her own tax adviser as to the tax consequences of investments in the Funds. For information concerning the federal income tax consequences to the owners of variable universal life insurance and deferred annuity contracts, see the prospectuses for the contracts.

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OFFERING AND PURCHASE OF SHARES

Management Corp. acts as the Trust’s underwriter in the distribution of the shares of each Fund.

Shares of the Funds are sold in a continuous offering and are authorized to be offered to certain registered separate accounts (the “Accounts”) of State Farm Life Insurance Company and State Farm Life and Accident Assurance Company (together, “State Farm”) to support certain variable deferred annuity contracts and variable universal life insurance contracts offered by State Farm (together, the “Contracts”). Net purchase payments under the Contracts are placed in one or more subaccounts of the Accounts and the assets of each subaccount are invested in the shares of the Fund corresponding to that subaccount. The Accounts purchase and redeem shares of the Funds for their subaccounts at net asset value without sales or redemption charges.

For each day on which a Fund’s net asset value is calculated, the Accounts transmit to the Trust any orders to purchase or redeem shares of the Fund(s) based on the purchase payments, redemption (surrender) requests, and transfer requests from Contract owners, annuitants and beneficiaries that have been processed that day. In accordance with the federal securities laws, accounts purchase and redeem shares of each Fund at the Fund’s net asset value per share calculated as of that same day although such purchases and redemptions may be executed the next morning.

Please refer to the separate prospectuses for the Contracts and the Accounts for a more detailed description of the procedures whereby a Contract owner, annuitant or beneficiary may allocate his or her interest in the Account to a subaccount using the shares of one of the Funds as an underlying investment medium.

In the future, the Trust may offer shares of one or more of the Funds (including new funds that might be added to the Trust) to other registered or unregistered separate accounts of State Farm or its life insurance company affiliates to support variable annuity or variable life insurance contracts (other than the Contracts). Likewise, the Trust may also, in the future and subject to obtaining required regulatory approvals, offer shares of one or more of the Funds directly to qualified pension and retirement plans.

Because shares of the Funds are offered to Accounts supporting variable deferred annuity Contracts and Accounts supporting variable universal life insurance Contracts, a potential for certain conflicts may exist between the interests of owners of variable deferred annuity Contracts and owners of variable universal life insurance Contracts. Likewise, in the event that shares of any Fund are offered to qualified pension and retirement plans, a potential for certain conflicts may exist between the interests of variable deferred annuity contract owners, variable universal life insurance contract owners and plan participants. The Trust does not currently foresee any disadvantage to owners of either variable deferred annuity Contracts or variable universal life insurance Contracts arising from the fact that shares of any Fund might be held by such entities. The Trust’s Board of Trustees, however, will monitor the Funds in order to identify any material irreconcilable conflicts of interest which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts.

REDEMPTION OF SHARES

Shares are redeemed at the net asset value per share next determined after the receipt of proper notice of redemption. Payment for redeemed shares will generally occur within seven days of receipt of a proper notice of redemption. The Trust reserves the right to redeem shares in kind. The right to redeem shares or to receive payment with respect to any redemption may be suspended for any period during which trading on the New York Stock Exchange is restricted as determined by the Commission or when such Exchange is closed (other than customary weekend and holiday closings) for any period during which an emergency exists, as defined by the Commission, which makes disposal of a Fund’s securities or determination of the net asset value of a Fund not reasonably practicable, and for any other periods as the Commission may by order permit for the protection of shareholders of the Fund.

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DIVIDENDS AND DISTRIBUTIONS

It is the Trust’s intention to distribute substantially all the net investment income, if any, of a Fund. Dividends from net investment income of a Fund will be paid at least annually and distributions from net realized capital gains will be paid at least annually; all dividends and distributions will be reinvested in additional full and fractional shares of that Fund. Shares will begin accruing dividends on the day following the date on which the shares are issued, the date of issuance customarily being the “settlement” date.

ADDITIONAL INFORMATION

SERVICE PROVIDERS

PRINCIPAL UNDERWRITER

Pursuant to an underwriting agreement, Management Corp. serves as the principal underwriter for the Trust. For its services as principal underwriter, Management Corp. receives no compensation. As described more fully above, shares of each Fund are sold in a continuous offering and are authorized to be offered to the Accounts to support the Contracts.

CUSTODIANS

JPMorgan Chase Manhattan Bank, North American Insurance Securities Services, 3 Chase MetroTech Center, 5th Floor, Brooklyn, New York 11245 (“JPMorgan Chase”), acts as custodian of the assets of the Money Market Fund, Bond Fund, Large Cap Equity Fund, Small/Mid Cap Equity Fund, and Stock and Bond Balanced Fund. Under its custody agreement with the Trust, JPMorgan Chase maintains the portfolio securities acquired by the Money Market, Bond, Large Cap Equity, Small/Mid Cap Equity and Stock and Bond Balanced Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of these Funds, and performs such other ministerial duties as are included in the custody agreement, a copy of which is on file with the Commission. State Street Bank and Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116 (“State Street”), is the Trust’s custodian for the Large Cap Equity Index Fund, the Small Cap Equity Index Fund, the International Equity Index Fund and the International Equity Fund. Under its custody agreement with the Trust, State Street maintains the portfolio securities acquired by these Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of this Fund, and performs such other ministerial duties as are included in the custody agreement, a copy of which is on file with the Commission.

JPMorgan Chase and State Street (the “custodians”) may hold securities of the Funds in amounts sufficient to cover put and call options written on futures contracts in a segregated account by transferring (upon the Trust’s instructions) assets from a Fund’s general (regular) custody account. The custodians also will hold certain assets of certain of the Funds constituting margin deposits with respect to financial futures contracts at the disposal of FCMs through which such transactions are effected. SFIM performs fund accounting services, including the valuation of portfolio securities and the calculation of net asset value, for each of the Funds other than the International Equity Index and International Equity Funds. State Street performs fund accounting services for the International Equity Index and International Equity Funds.

CODE OF ETHICS

SFIM intends that: all of its activities function exclusively for the benefit of the owners or beneficiaries of the assets it manages; assets under management or knowledge as to current or prospective transactions in managed assets are not utilized for personal advantage or for the advantage of anyone other than the owners or beneficiaries of those assets; persons associated with SFIM, Management Corp., and the Trust avoid situations involving actual or potential conflicts of interest with the owners or beneficiaries of managed assets; and situations appearing to involve actual or potential conflicts of interest or impairment of objectivity are avoided whenever doing so does not run counter to the interests of the owners or beneficiaries of the managed assets.

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The Board of Trustees of the Trust has adopted a Code of Ethics which imposes certain prohibitions, restrictions, preclearance requirements and reporting rules on the personal securities transactions of subscribers to the Code of Ethics, who include the Trust’s officers and Trustees and the employees of SFIM and Management Corp. The Sub-Advisers have adopted similar Codes of Ethics relating to their employees, and the Board of Trustees of the Trust has adopted each sub-adviser’s Code of Ethics insofar as they relate to their employees’ activities in connection with the Trust. The Board of Trustees believes that the provisions of its and its Sub-Advisers’ Codes of Ethics are reasonably designed to prevent subscribers from engaging in conduct that violates these principles. Subscribers to the Trust’s and its sub-advisers’ Codes of Ethics may invest in securities, including securities that may be purchased or held by a Fund.

PROXY VOTING POLICIES

The Trust has adopted SFIM’s proxy voting policies and procedures as the proxy voting policies and procedures for the Trust in accordance with applicable rules under the 1940 Act.

SFIM adopted and implemented its proxy voting policies and procedures to reasonably ensure that proxies are voted in the best interests of its clients, including the Funds, in accordance with SFIM’s fiduciary duties and in accordance with applicable rules under the Investment Advisers Act of 1940. SFIM’s proxy voting policies and procedures set forth its general voting philosophies, including its procedures for addressing any conflicts of interest that may arise.

SFIM has retained Sub-advisers to manage, under SFIM’s supervision and direction, portfolio securities of the corresponding Fund or Funds in the table below.

Sub-adviser	Fund
BFA	Large Cap Equity Index Fund Small Cap Equity Index Fund International Equity Index Fund
Bridgeway	Large Cap Equity Fund Small/Mid Cap Equity Fund
Westwood	Large Cap Equity Fund
Rainier	Small/Mid Cap Equity Fund
Marsico	International Equity Fund
Northern Cross	International Equity Fund

Each Sub-adviser has discretion to vote proxies related to the portfolio securities that it manages. SFIM has reviewed and approved each Sub-adviser’s Proxy Voting Guidelines and will review any amendments to those guidelines, which shall be utilized with respect to the portfolio securities managed by the Sub-adviser.

SFIM’s and each Sub-adviser’s proxy voting policies and procedures are attached as a separate Appendix to this SAI.

Information regarding how each Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-888-702-2307 and on the SEC’s website at “http://www.sec.gov”.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP acts as independent registered public accounting firm for the Trust. Its offices are at One North Wacker Drive, Chicago, Illinois 60606. PricewaterhouseCoopers LLP performs audits of the financial statements of the Trust annually and reviews the federal and state tax returns and performs other services as requested by the Audit Committee of the Trust.

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SHARES

The Trust was organized as a business trust pursuant to the laws of the State of Delaware on February 21, 1997. The Trust is authorized to issue an unlimited number of shares of beneficial interest in the Trust, all without par value. Shares are divided into and may be issued in a designated series representing beneficial interests in one of the Trust’s Funds. There are currently nine series of shares.

Each share of a series issued and outstanding is entitled to participate equally in dividends and distributions declared by such series and, upon liquidation or dissolution, in net assets allocated to such series remaining after satisfaction of outstanding liabilities. The shares of each series, when issued, will be fully paid and non-assessable and have no preemptive or conversion rights.

State Farm Life Insurance Company provided the initial capital for the Trust by purchasing $15,000,000, $30,000,000, $54,000,000, $10,000,000, and $10,000,000 of shares in the Large Cap Equity Index, Small Cap Equity Index, International Equity Index, Bond, and Money Market Funds, respectively. Such shares were acquired for investment and can only be disposed of by redemption.

As of April 1, 2016, State Farm Life Insurance Company owned the following percentages of the Funds’ outstanding shares:

FUND	%
Money Market Fund	0
Bond Fund	0
Large Cap Equity Index Fund	0
Small Cap Equity Index Fund	13.47
International Equity Index Fund	36.17
Stock and Bond Balanced Fund	0
Large Cap Equity Fund	65.85
Small/Mid Cap Equity Fund	73.64
International Equity Fund	82.05

All shares of the Funds other than those owned by State Farm Life Insurance Company are owned of record by the separate accounts underlying the Contracts. No person other than State Farm Life Insurance Company was known to own beneficially 5% or more of the outstanding shares of any Fund. Officers of the Trust as a group own less than 1% of any series of the Trust.

POTENTIAL CONFLICTS OF INTEREST

SFIM

The Manager’s portfolio managers manage accounts for other clients. These accounts may include registered investment companies, other types of pooled accounts and separate accounts. The “side-by-side” management of these accounts by the Manager’s portfolio managers may raise potential conflicts of interest related to the allocation of investment opportunities and the aggregation and allocation of securities trades. The Manager’s portfolio managers make investment decisions for each account based on the account’s objective, strategies and other relevant investment considerations applicable to that account, including the account’s cash flows. Even where multiple accounts with similar investment objectives and strategies are managed by the same portfolio manager, the Manager may take action with respect to one account that may differ from the timing or nature of action taken with respect to another account for various reasons, such as different cash flows in the accounts. Accordingly, the performance of each account managed by a portfolio manager of the Manager may vary.

The Manager has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Manager has developed trade allocation procedures to ensure that no one client account, regardless of type, is

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intentionally favored at the expense of another client in the trade allocation process. These allocation policies are designed to address potential conflicts of interests in situations where two or more funds or accounts participate in an investment decision involving the same securities. The Manager conducts periodic reviews of aggregated trades for consistency with these policies. In addition, the Manager has adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and an affiliated person of that Fund, including an affiliated person which is a client account of the Manager.

BFA

The PNC Financial Services Group, Inc. (“PNC”), has a significant economic interest in BlackRock, Inc., the parent of BFA, the investment sub-adviser to the Large Cap, Small Cap and International Equity Index Funds (together referred to as the “equity index Funds”). PNC is considered to be an affiliate of BlackRock, Inc., under the 1940 Act. Certain activities of BlackRock Advisors, LLC, BlackRock, Inc. and their affiliates (collectively, “BlackRock”) and PNC and its affiliates (collectively, “PNC” and together with BlackRock, “Affiliates”), with respect to the equity index Funds and/or other accounts managed by BlackRock or PNC, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world’s largest asset management firms. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock and PNC are affiliates of one another under the 1940 Act. BlackRock, PNC and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of an equity index Fund, are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing the equity index Funds. These are considerations of which investors in the equity index Funds should be aware, and which may cause conflicts of interest that could disadvantage one or more of these Funds and its/their shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by an equity index Fund.

BlackRock and its Affiliates have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of an equity index Fund and/or that engage in transactions in the same types of securities, currencies and instruments as an equity index Fund. One or more Affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates are or may be actively engaged in transactions in the same securities, currencies, and instruments in which an equity index Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which an equity index Fund invests, which could have an adverse impact on an equity index Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of an equity index Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by an equity index Fund. When BlackRock and its Affiliates seek to purchase or sell the same assets for their managed accounts, including an equity index Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for an equity index Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of an equity index Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding an equity index Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for an equity index Fund, market impact, liquidity constraints, or other factors could result in an equity index Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the equity index Fund could otherwise be disadvantaged. BlackRock or its Affiliates may, in certain cases, elect to implement

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internal policies and procedures designed to limit such consequences, which may cause an equity index Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding an equity index Fund may benefit other accounts managed by BlackRock or its Affiliates. For example, the sale of a long position or establishment of a short position by an equity index Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or their other accounts, and the purchase of a security or covering of a short position in a security by an equity index Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or their other accounts.

BlackRock and its Affiliates and their clients may pursue or enforce rights with respect to an issuer in which an equity index Fund has invested, and those activities may have an adverse effect on the equity index Fund. As a result, prices, availability, liquidity and terms of an equity index Fund’s investments may be negatively impacted by the activities of BlackRock or its Affiliates or their clients, and transactions for an equity index Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of an equity index Fund’s investment activities may differ significantly from the results achieved by BlackRock and its Affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by an equity index Fund. Moreover, it is possible that an equity index Fund will sustain losses during periods in which one or more Affiliates-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for an equity index Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, an equity index Fund’s activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates are performing services or when position limits have been reached.

In connection with its management of an equity index Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates. BlackRock will not be under any obligation, however, to effect transactions on behalf of an equity index Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of an equity index Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing an equity index Fund. The proprietary activities or portfolio strategies of BlackRock and its Affiliates, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing an equity index Fund.

In addition, certain principals and certain employees of BlackRock are also principals or employees of a BlackRock Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in an equity index Fund should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of an equity index Fund in which customers of BlackRock or its Affiliates, or, to the extent permitted by the SEC, BlackRock or another Affiliate, serves as the counterparty, principal or issuer. In such cases, such party’s interests

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in the transaction will be adverse to the interests of the equity index Fund, and such party may have no incentive to assure that the equity Index Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by an equity index Fund may enhance the profitability of BlackRock or its Affiliates. One or more Affiliates may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which an equity index Fund invests or which may be based on the performance of the equity index Fund. An equity index Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates and may also enter into transactions with other clients of an Affiliate where such other clients have interests adverse to those of an equity index Fund.

At times, these activities may cause departments of BlackRock or its Affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of an equity index Fund. To the extent affiliated transactions are permitted, an equity index Fund will deal with BlackRock and its Affiliates on an arms-length basis. BlackRock or its Affiliates may also have an ownership interest in certain trading or information systems used by an equity index Fund. An equity index Fund’s use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates.

One or more Affiliates may act as broker, dealer, agent, lender or adviser or in other commercial capacities for an equity index Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate will be in its view commercially reasonable, although each Affiliate, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate and such sales personnel. Subject to applicable law, the Affiliates (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the equity index Funds as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the equity index Funds or their shareholders will be required, and no fees or other compensation payable by the equity index Funds or their shareholders will be reduced by reason of receipt by an Affiliate of any such fees or other amounts.

When an Affiliate acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the equity index Funds, the Affiliate may take commercial steps in its own interests, which may have an adverse effect on the equity index Funds. An equity index Fund will be required to establish business relationships with its counterparties based on the equity index Fund’s own credit standing. Neither BlackRock nor any of the Affiliates will have any obligation to allow their credit to be used in connection with an equity index Fund’s establishment of its business relationships, nor is it expected that an equity index Fund’s counterparties will rely on the credit of BlackRock or any of the Affiliates in evaluating an equity index Fund’s creditworthiness.

Purchases and sales of securities for an equity index Fund may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock and its Affiliates, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the equity index Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the equity index Funds. In addition, under certain circumstances, the equity index Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates) that furnish BlackRock, the equity index Funds, other BlackRock client accounts or other Affiliates or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate

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assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the equity index Funds and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the equity index Funds based on the amount of brokerage commissions paid by the equity index Funds and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the equity index Funds and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock also may enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks (“ECNs”) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the equity index Funds. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. This would have the effect of reducing the access fees paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the equity index Funds, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Proxy Voting Policies.”

It is possible that an equity index Fund may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates has significant debt or equity investments or in which an Affiliate makes a market. An equity index Fund also may invest in securities of companies to which an Affiliate provides or may someday provide research

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coverage. Such investments could cause conflicts between the interests of an equity index Fund and the interests of other clients of BlackRock or its Affiliates. In making investment decisions for an equity index Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock in the course of these activities. In addition, from time to time, the activities of an Affiliate may limit an equity index Fund’s flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for an equity index Fund.

BlackRock and its Affiliates, their personnel and other financial service providers have interests in promoting sales of the equity index Funds. With respect to BlackRock and its Affiliates and their personnel, the remuneration and profitability relating to services to and sales of the equity index Funds or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the equity index Funds or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates and such personnel resulting from transactions on behalf of or management of the equity index Funds may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock and its Affiliates and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock and its Affiliates may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients’ accounts may differ from the valuations for the same securities or investments assigned by an equity index Fund’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the equity index Fund’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to an equity index Fund’s pricing vendors and/or fund accountants, there may be instances where the equity index Fund’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

To the extent permitted by applicable law, an equity index Fund may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, an equity index Fund, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund in which it invests, which may result in an equity index Fund bearing some additional expenses.

BlackRock and its Affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of an equity index Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock that are the same, different from or made at different times than positions taken for an equity index Fund. To lessen the possibility that an equity index Fund will be adversely affected by this personal trading, the equity index Funds, and BlackRock each have adopted a Code of Ethics in compliance with Section 17(j) of 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the equity index Funds’ portfolio transactions. Each Code of Ethics can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the

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Commission at (202) 551-8090. Each Code of Ethics is also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, DC 20549-0102.

BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, an equity index Fund, except that the equity index Fund may in accordance with rules adopted under the 1940 Act engage in transactions with accounts that are affiliated with the equity index Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the equity index Funds and/or BlackRock by the Commission. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for the equity index Fund to purchase and another client of BlackRock to sell, or the equity index Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of an equity index Fund may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the equity index Funds may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates serve as directors of companies the securities of which the equity index Funds wish to purchase or sell. However, if permitted by applicable law, the equity index Funds may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate, or in cases in which personnel of BlackRock or its Affiliates are directors or officers of the issuer.

The investment activities of one or more Affiliates for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the equity index Funds. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the equity index Funds or other client accounts to suffer disadvantages or business restrictions.

If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including the equity index Funds) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock, on behalf of clients (including the equity index Funds), may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate.

BlackRock and its Affiliates may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including BlackRock and its Affiliates may be paid licensing fees for use of their index or index name. BlackRock and its Affiliates will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with BlackRock and its Affiliates will be as favorable as those terms offered to other index licensees.

BlackRock and its Affiliates may serve as Authorized Participants in the creation and redemption of exchange traded funds, including funds advised by affiliates of BlackRock. BlackRock and its Affiliates may therefore be deemed to be participants in a distribution of such exchange traded funds, which could render them statutory underwriters.

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Present and future activities of BlackRock and its Affiliates, including BlackRock Advisors, LLC, in addition to those described in this section, may give rise to additional conflicts of interest.

VOTING RIGHTS

Each share (including fractional shares) is entitled to one vote for each dollar of net asset value represented by that share on all matters to which the holder of that share is entitled to vote. Only shares representing interests in a particular Fund will be entitled to vote on matters affecting only that Fund. The shares do not have cumulative voting rights. Accordingly, owners of variable deferred annuity or variable universal life insurance contracts having shares representing more than 50% of the assets of the Trust voting for the election of Trustees could elect all of the Trustees of the Trust if they choose to do so, and in such event, contract owners or plan participants having voting interests in the remaining shares would not be able to elect any Trustees.

Matters requiring separate shareholder voting by Fund shall have been effectively acted upon with respect to any Fund if a majority of the outstanding voting interests of that Fund vote for approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting interests of any other Fund; or (2) the matter has not been approved by a majority of the outstanding voting interests of the Trust.

Whenever the Trust convenes a shareholder meeting, State Farm will ask owners of variable life insurance contracts and variable annuity contracts issued by State Farm (“Contractowners”) to provide voting instructions to State Farm regarding matters to be voted on at the meeting. All shares of the Trust owned by the Accounts will be voted by State Farm at the meeting in accordance with voting instructions received from Contractowners. State Farm will vote all such shares for, against, or abstaining in the same proportion as the voting instructions given by the Contractowners on the issues presented, a process referred to as “mirror” voting. With mirror voting, Contractowners who indirectly own less than 50% of a Fund’s shares and who provide voting instructions to State Farm can determine the outcome of a matter to be addressed at the shareholder meeting.

OTHER INFORMATION

This SAI and the Prospectus for the Trust do not contain all the information set forth in the registration statement and exhibits relating thereto (the “Registration Statement”), which the Trust has filed with the Commission, to which reference is hereby made.

AUDITED FINANCIAL STATEMENTS

The audited financial statements for the Trust for the fiscal year ended December 31, 2015, are incorporated herein by reference from the Trust’s annual report to shareholders dated December 31, 2015.

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APPENDIX A

Description of Bond Ratings

A rating of a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Manager believes that the quality of debt securities in which a Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the characteristics of ratings used by Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Corporation (“S&P”).

Ratings By Moody’s

Aaa—Bonds rated Aaa are judged to be the best quality, with minimal credit risk. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes are not likely to impair the fundamentally strong position of such bonds.

Aa—Bonds rated Aa are judged to be high quality by all standards and are subject to very low credit risk. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa bonds.

A—Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations and are subject to low credit risk. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa—Bonds rated Baa are considered as medium grade obligations and are subject to moderate credit risk. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds rated Ba are judged to have speculative elements and are subject to substantial credit risk. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds rated B are considered speculative and are subject to high credit risk. They generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds rated Caa are of poor standing and are subject to very high credit risk. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds rated Ca represent obligations which are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest. Such bonds are often in default or have other marked shortcomings.

C—Bonds rated C are the lowest rated class of bonds and are typically in default. Bonds rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Conditional Ratings. The designation “Con.” followed by a rating indicated bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, Ba 1, and B 1.

Municipal Notes:

Moody’s employs the following three rating categories for short-term municipal obligations that are considered investment grade:

MIG 1. This designation denotes superior credit quality. There is present excellent protection by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes acceptable credit quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

Commercial Paper:

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime-1            Highest Quality

Prime-2            Higher Quality

Prime-3            High Quality

If an issuer represents to Moody’s that its commercial paper obligations are supported by the credit of another entity or entities, Moody’s, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

S&P RATINGS

AAA—Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

AA—Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

A—Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB—Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

BB—B—CCC—CC—Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C—The rating C is reserved for income bonds on which obligations are currently highly vulnerable to nonpayment.

D—An obligation rated D is in payment default.

In order to provide more detailed indications of credit quality, most of the S&P’s bond letter ratings described above from AA to CCC may be modified by the addition of a plus or a minus sign to show relative standing within the rating category.

Provisional Ratings. The letters “pr” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon the failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Municipal Notes:

SP-1.    Notes rated SP-1 have very strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated SP-1+.

SP-2.    Notes rated SP-2 have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

—	Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

—	Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

Commercial Paper:

S&P’s short-term ratings are used to evaluate commercial paper.

A.    Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2 and 3 to indicate the relative degree of safety.

A-1.    This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designated A-1+.

APPENDIX B

SFIM’s Proxy Voting Policies

State Farm Investment Management Corp.

Proxy Voting Policies and Procedures

I. Introduction

State Farm Investment Management Corp. (“SFIMC”) has adopted and implemented these Proxy Voting Policies and Procedures to reasonably ensure that proxies are voted in the best interest of SFIMC’s clients, in accordance with SFIMC’s fiduciary duties and in accordance with applicable SEC Rules under the Investment Adviser Act of 1940.

SFIMC is the investment adviser for the State Farm Variable Product Trust (the “VP Trust”), the State Farm Mutual Fund Trust (the “Mutual Fund Trust”) and the State Farm Associates’ Funds Trust (the “Associates’ Trust”) (collectively the “Trusts”), each of which has multiple series (“Funds”). As set forth below, SFIMC has retained under its supervision and direction sub-advisers to manage certain Funds of the VP Trust and the Mutual Fund Trust.

SFIMC and its sub-advisers vote the proxies of securities held by certain Funds with the intention of promoting the greatest long-term shareholder value consistent with governing laws and the investment policies of each Fund.

II. State Farm Variable Product Trust

A.	Large Cap Equity Index Fund, Small Cap Equity Index Fund and International Equity Index Fund

SFIMC has retained BlackRock Fund Advisors, Inc. (“BlackRock”) as sub-adviser to manage, under SFIMC’s supervision and direction, the Large Cap Equity Index Fund, the Small Cap Equity Index Fund and the International Equity Index Fund series of the VP Trust and to vote the proxies of securities held by those Funds.

Pursuant to its Proxy Voting Guidelines, BlackRock votes proxies solely in the best economic interests of its clients. BlackRock’s Proxy Voting Guidelines set forth specific issues on which votes will be made on a case by case basis, or which are generally approved or opposed. BlackRock generally supports measures which encourage boards of directors to fulfill their primary responsibility to represent the economic interests of shareholders and views independent boards as a key protection for shareholder value. BlackRock also generally supports proposals that promote auditor independence and foster good corporate governance. BlackRock’s Proxy Voting Guidelines include policies and procedures to address any conflicts of interest that may arise and to prevent any relationship from giving rise to a conflict of interest or influencing BlackRock’s independent business judgment on how to vote on specific proxy issues. In certain instances, BlackRock may engage an independent fiduciary to vote proxies as a further safeguard to avoid the influence of a potential conflict of interest.

SFIMC has reviewed and approved BlackRock’s Proxy Voting Guidelines and shall continually review any amendments to those guidelines, which shall be utilized with respect to the Large Cap Equity Index Fund, the Small Cap Equity Index Fund and the International Equity Index Fund series of the VP Trust.

B.	Large Cap Equity Fund

SFIMC has retained Westwood Management Corp. (“Westwood”) and Bridgeway Capital Management, Inc. (“Bridgeway”) as its sub-advisers to manage, under SFIMC’s supervision and direction the Large Cap Equity Fund series of the VP Trust and to vote proxies of securities held by the Fund that they manage.

Pursuant to its Proxy Voting Guidelines, Westwood votes proxies solely in the best economic interests of its clients. Westwood has engaged Broadridge for assistance with the proxy voting process and also engaged Glass Lewis & Co. (“Glass Lewis”) for assistance with proxy research, analysis and voting recommendations. Westwood will ordinarily vote proxies in the manner recommend by Glass Lewis, but will vote differently than Glass Lewis’ recommendation if Westwood believes that it is in the best interest of its clients. Westwood’s Proxy Voting Guidelines include policies and procedures to address any conflicts of interest that may arise and to prevent any conflict of interest from influencing Westwood’s responsibility to vote proxies in the best interest of its clients.

Bridgeway has engaged Institutional Shareholder Services (“ISS”), a third party proxy voting agent, to research proxy proposals, provide vote recommendations and vote proxies on behalf of the firm. Bridgeway has, with limited exceptions relating to the election of directors, adopted the ISS Social Advisory Services SRI U.S. Proxy Voting Guidelines (“SRI Guidelines”) for all domestic U.S. proxy issues and the ISS Social Advisory Services SRI International Proxy Voting Guidelines (“SRI International Guidelines”) for all non-domestic proxy issues. In cases where the SRI Guidelines do not address a specific proxy proposal, Bridgeway adopted the ISS U.S. Corporate Governance Policy (“Standard Guidelines”) and instructed ISS to vote in accordance with the Standard Guidelines. To the extent the SRI Guidelines, SRI International Guidelines and the Standard Guidelines do not address a proxy proposal but ISS has done research to address the issue, ISS will vote proxies in the best interest of Bridgeway’s clients. Bridgeway’s Proxy Voting Guidelines include policies and procedures to address any conflicts of interest that may arise and to prevent any relationship from giving rise to a conflict of interest or influencing Bridgeway’s responsibility to vote proxies in the best interests of its clients.

SFIMC has reviewed and approved the Proxy Voting Guidelines of Westwood and Bridgeway and shall continually review any amendments to those guidelines, which shall be utilized with respect to the Large Cap Equity Fund series of the VP Trust.

C.	International Equity Fund

SFIMC has retained Marsico Capital Management, LLC (“Marsico”) and Northern Cross, LLC (“Northern Cross”) as its sub-advisers to manage, under SFIMC’s supervision and direction the International Equity Fund series of the VP Trust and to vote proxies of securities held by the Fund that they manage.

Pursuant to its Proxy Voting Guidelines, Marsico votes proxies solely in the best economic interests of its clients. Marsico generally seeks in companies selected for client portfolios good management teams that generally seek to serve shareholder interests. Therefore, Marsico believes that voting proxy proposals in clients’ best economic interests usually means voting with the recommendations of these management teams. In certain circumstances, Marsico’s vote-by-vote analysis of proxy proposals could lead it to conclude that it should vote against certain management recommendations or to abstain from voting when doing so appears consistent with the best interests of clients. Marsico’s Proxy Voting Guidelines include policies and procedures to address any conflicts of interest that may arise and to prevent any conflict of interest from influencing Marsico’s responsibility to vote proxies in the best interest of its clients.

Pursuant to its Proxy Voting Guidelines, Northern Cross votes proxies solely in the best interests of its clients. Northern Cross engaged Boston Investor Services, Inc. for processing of proxies. Northern Cross will generally vote in favor of management for routine corporate governance issues. Northern Cross will generally vote in favor of management for non-routine corporate governance issues unless voting with management would limit shareholder rights or have a negative impact on shareholder value. Northern Cross may also not vote proxies if voting would be burdensome or expensive or otherwise not in the best interest of clients. Northern Cross’s Proxy Voting Guidelines include policies and procedures to address any conflicts of interest that may arise and to prevent any conflict of interest from influencing Northern Cross’s responsibility to vote proxies in the best interest of its clients.

SFIMC has reviewed and approved the Proxy Voting Guidelines of Marsico and Northern Cross and shall continually review any amendments to those guidelines, which shall be utilized with respect to the International Equity Fund series of the VP Trust.

D.	Small/Mid Cap Equity Fund

SFIMC has retained Bridgeway Capital Management, Inc. (“Bridgeway”) and Rainier Investment Management, LLC (“Rainier”) as its sub-advisers to manage, under SFIMC’s supervision and direction the Small/Mid Cap Equity Fund series of the VP Trust and to vote the proxies of securities held by the Fund that they manage.

Pursuant to its Proxy Voting Guidelines, Rainier votes proxies solely in the best economic interests of its clients and to maximize long-term shareholder value. Rainier’s Proxy Voting Guidelines provide that Rainier will ordinarily vote proxies in the manner recommended by an independent third party, Institutional Shareholder Services (“ISS”). ISS makes its recommendations based on its independent, objective analysis of the economic interests of shareholders. This process ensures that Rainier votes in the best interests of its advisory clients, and it insulates Rainier’s voting decisions from any potential conflicts of interest. Rainier’s Proxy Voting Guidelines include policies and procedures to address any conflicts of interest that may arise and to prevent any relationship from giving rise to a conflict of interest or influencing Rainier’s responsibility to vote proxies in the best interests of its clients.

Bridgeway has engaged Institutional Shareholder Services (“ISS”), a third party proxy voting agent, to research proxy proposals, provide vote recommendations and vote proxies on behalf of the firm. Bridgeway has, with limited exceptions relating to the election of directors, adopted the ISS Social Advisory Services SRI U.S. Proxy Voting Guidelines (“SRI Guidelines”) for all domestic U.S. proxy issues and the ISS Social Advisory Services SRI International Proxy Voting Guidelines (“SRI International Guidelines”) for all non-domestic proxy issues. In cases where the SRI Guidelines do not address a specific proxy proposal, Bridgeway adopted the ISS U.S. Corporate Governance Policy (“Standard Guidelines”) and instructed ISS to vote in accordance with the Standard Guidelines. To the extent the SRI Guidelines, SRI International Guidelines and the Standard Guidelines do not address a proxy proposal but ISS has done research to address the issue, ISS will vote proxies in the best interest of Bridgeway’s clients. Bridgeway’s Proxy Voting Guidelines include policies and procedures to address any conflicts of interest that may arise and to prevent any relationship from giving rise to a conflict of interest or influencing Bridgeway’s responsibility to vote proxies in the best interests of its clients.

SFIMC has reviewed and approved the Proxy Voting Guidelines of Bridgeway and Rainier and shall continually review any amendments to those guidelines, which shall be utilized with respect to the Small/Mid Cap Equity Fund.

E.	Stock and Bond Balanced Fund

SFIMC votes any proxies for the Stock and Bond Balanced Fund series of the VP Trust in the best interests of that Fund’s shareholders, pursuant to the SFIMC’s policies and procedures set forth in Section V below.

III. State Farm Mutual Fund Trust

A.	State Farm International Equity Fund

SFIMC has retained Marsico Capital Management, LLC (“Marsico”) and Northern Cross, LLC (“Northern Cross”) as its sub-advisers to manage, under SFIMC’s supervision and direction the International Equity Fund series of the Mutual Fund Trust and to vote proxies of securities held by the Fund that they manage.

Pursuant to its Proxy Voting Guidelines, Marsico votes proxies solely in the best economic interests of its clients. Marsico generally seeks in companies selected for client portfolios good management teams that generally seek to serve shareholder interests. Therefore, Marsico believes that voting proxy proposals in clients’ best economic interests usually means voting with the recommendations of these management teams. In certain circumstances, Marsico’s vote-by-vote analysis of proxy proposals could lead it to conclude that it should vote against certain management recommendations or to abstain from voting when doing so appears consistent with the best interests of clients. Marsico’s Proxy Voting Guidelines include policies and procedures to address any conflicts of interest that may arise and to prevent any conflict of interest from influencing Marsico’s responsibility to vote proxies in the best interest of its clients.

Pursuant to its Proxy Voting Guidelines, Northern Cross votes proxies solely in the best interests of its clients. Northern Cross engaged Boston Investor Services, Inc. for processing of proxies. Northern Cross will generally vote in favor of management for routine corporate governance issues. Northern Cross will generally vote in favor of management for non-routine corporate governance issues unless voting with management would limit shareholder rights or have a negative impact on shareholder value. Northern Cross may also not vote proxies if voting would be burdensome or expensive or otherwise not in the best interest of clients. Northern Cross’s Proxy Voting Guidelines include policies and procedures to address any conflicts of interest that may arise and to prevent any conflict of interest from influencing Northern Cross’s responsibility to vote proxies in the best interest of its clients.

SFIMC has reviewed and approved the Proxy Voting Guidelines of Marsico and Northern Cross and shall continually review any amendments to those guidelines, which shall be utilized with respect to the International Equity Fund series of the Mutual Fund Trust.

B.	State Farm Equity Fund

SFIMC has retained Westwood Management Corp. (“Westwood”) and Bridgeway Capital Management, Inc. (“Bridgeway”) as its sub-advisers to manage, under SFIMC’s supervision and direction the Equity Fund series of the Mutual Fund Trust and to vote proxies of securities held by the Fund that they manage.

Pursuant to its Proxy Voting Guidelines, Westwood votes proxies solely in the best economic interests of its clients. Westwood has engaged Broadridge for assistance with the proxy voting process and also engaged Glass Lewis & Co. (“Glass Lewis”) for assistance with proxy research, analysis and voting recommendations. Westwood will ordinarily vote proxies in the manner recommend by Glass Lewis, but will vote differently than Glass Lewis’ recommendation if Westwood believes that it is in the best interest of its clients. Westwood’s Proxy Voting Guidelines include policies and procedures to address any conflicts of interest that may arise and to prevent any conflict of interest from influencing Westwood’s responsibility to vote proxies in the best interest of its clients.

Bridgeway has engaged Institutional Shareholder Services (“ISS”), a third party proxy voting agent, to research proxy proposals, provide vote recommendations and vote proxies on behalf of the firm. Bridgeway has, with limited exceptions relating to the election of directors, adopted the ISS Social Advisory Services SRI U.S. Proxy Voting Guidelines (“SRI Guidelines”) for all domestic U.S. proxy issues and the ISS Social Advisory Services SRI International Proxy Voting Guidelines (“SRI International Guidelines”) for all non-domestic proxy issues. In cases where the SRI Guidelines do not address a specific proxy proposal, Bridgeway adopted the ISS U.S. Corporate Governance Policy (“Standard Guidelines”) and instructed ISS to vote in accordance with the Standard Guidelines. To the extent the SRI Guidelines, SRI International Guidelines and the Standard Guidelines do not address a proxy proposal but ISS has done research to address the issue, ISS will vote proxies in the best interest of Bridgeway’s clients. Bridgeway’s Proxy Voting Guidelines include policies and procedures to address any conflicts of interest that may arise and to prevent any relationship from giving rise to a conflict of interest or influencing Bridgeway’s responsibility to vote proxies in the best interests of its clients.

SFIMC has reviewed and approved the Proxy Voting Guidelines of Westwood and Bridgeway and shall continually review any amendments to those guidelines, which shall be utilized with respect to the Equity Fund series of the Mutual Fund Trust.

C.	State Farm Small/Mid Cap Equity Fund

SFIMC has retained Bridgeway and Rainier as its sub-advisers to manage, under SFIMC’s supervision and direction the State Farm Small/Mid Cap Equity Fund series of the Mutual Fund Trust and to vote the proxies of securities held by the Fund that they manage.

Pursuant to its Proxy Voting Guidelines, Rainier votes proxies solely in the best economic interests of its clients and to maximize long-term shareholder value. Rainier’s Proxy Voting Guidelines provide that Rainier will ordinarily vote proxies in the manner recommended by an independent third party, Institutional Shareholder Services (“ISS”). ISS makes its recommendations based on its independent, objective analysis of the economic interests of shareholders. This process ensures that Rainier votes in the best interests of its advisory clients, and it insulates Rainier’s voting decisions from any potential conflicts of interest. Rainier’s Proxy Voting Guidelines include policies and procedures to address any conflicts of interest that may arise and to prevent any relationship from giving rise to a conflict of interest or influencing Rainier’s responsibility to vote proxies in the best interests of its clients.

Bridgeway engaged Institutional Shareholder Services (“ISS”), a third party proxy voting agent, to research proxy proposals, provide vote recommendations and vote proxies on behalf of the firm. Bridgeway has, with limited exceptions relating to the election of directors, adopted the ISS Social Advisory Services SRI U.S. Proxy Voting Guidelines (“SRI Guidelines”) for all domestic U.S. proxy issues and the ISS Social Advisory Services SRI International Proxy Voting Guidelines (“SRI International Guidelines”) for all non-domestic proxy issues. In cases where the SRI Guidelines do not address a specific proxy proposal, Bridgeway adopted the ISS U.S. Corporate Governance Policy (“Standard Guidelines”) and instructed ISS to vote in accordance with the Standard Guidelines. To the extent the SRI Guidelines, SRI International Guidelines and the Standard Guidelines do not address a proxy proposal but ISS has done research to address the issue, ISS will vote proxies in the best interest of Bridgeway’s clients. Bridgeway’s Proxy Voting Guidelines include policies and procedures to address any conflicts of interest that may arise and to prevent any relationship from giving rise to a conflict of interest or influencing Bridgeway’s responsibility to vote proxies in the best interests of its clients.

SFIMC has reviewed and approved the Proxy Voting Guidelines of Bridgeway and Rainier and shall continually review any amendments to those guidelines, which shall be utilized with respect to the State Farm Small/Mid Cap Equity Fund.

D.	State Farm Small Cap Index Fund and State Farm International Index Fund

SFIMC has retained Northern Trust Investments, Inc. (“Northern Trust”) as its sub-adviser to manage, under SFIMC’s supervision and direction, the State Farm Small Cap Index Fund and the State Farm International Index Fund series of the Mutual Fund Trust and to vote the proxies of securities held by those Funds.

Pursuant to its Proxy Voting Guidelines, Northern Trust votes proxies solely in the best economic interests of its clients and to maximize long-term shareholder value. Northern Trust’s Proxy Voting Guidelines allow the investment professionals responsible for voting proxies to have the discretion to make the best decision given the individual facts and circumstances of each issue. Northern Trust will generally oppose proposals where a conflict of interest may exist between management and client interests, such as those that may insulate management or diminish shareholder rights. Northern Trust’s Proxy Voting Guidelines include policies and procedures to address any conflicts of interest that may arise and to prevent any relationship from giving rise to a conflict of interest or influencing Northern Trust’s responsibility to vote proxies in the best interests of its clients.

SFIMC has reviewed and approved Northern Trust’s Proxy Voting Guidelines and shall continually review any amendments to those guidelines, which shall be utilized with respect to the State Farm Small Cap Index Fund and the State Farm International Index Fund series of the Mutual Fund Trust.

E.	State Farm S&P 500 Index Fund

SFIMC has retained BlackRock Fund Advisors, Inc. (“BlackRock”) as sub-adviser to manage, under SFIMC’s supervision and direction, the State Farm S&P 500 Index Fund of the Mutual Fund Trust and to vote the proxies of securities held by those Funds.

Pursuant to its Proxy Voting Guidelines, BlackRock votes proxies solely in the best economic interests of its clients. BlackRock’s Proxy Voting Guidelines set forth specific issues on which votes will be made on a case by case basis, or which are generally approved or opposed. BlackRock generally supports measures which encourage boards of directors to fulfill their primary responsibility to represent the economic interests of shareholders and views independent boards as a key protection for shareholder value. BlackRock also generally supports proposals that promote auditor independence and foster good corporate governance. BlackRock’s Proxy Voting Guidelines include policies and procedures to address any conflicts of interest that may arise and to prevent any relationship from giving rise to a conflict of interest or influencing BlackRock’s independent business judgment on how to vote on specific proxy issues. In certain instances, BlackRock may engage an independent fiduciary to vote proxies as a further safeguard to avoid the influence of a potential conflict of interest.

SFIMC has reviewed and approved BlackRock’s Proxy Voting Guidelines and shall continually review any amendments to those guidelines, which shall be utilized with respect to the State Farm S&P 500 Index Fund of the Mutual Fund Trust.

F.	State Farm LifePath Retirement Income Fund, State Farm LifePath 2020 Fund, State Farm LifePath 2030 Fund, State Farm LifePath 2040 Fund and State Farm LifePath 2050 Fund (“LifePath Funds”)

1.	Descriptions of the LifePath Funds

The LifePath Funds invest all of their assets in separate series of a mutual fund called the Master Investment Portfolio (“Master Fund”) that have substantially identical investment objectives, strategies and risks to the corresponding LifePath Fund. BlackRock is the investment adviser to, and votes proxies for, those master portfolios.

2.	Proxy Voting with Respect to Shareholders of the LifePath Funds

Interest holders in the master portfolios of the Master Fund participate in the governance of the master portfolios of the Master Fund through the exercise of voting rights. SFIMC votes proxies related to the interests in the master portfolios of the Master Fund in the best interest of the shareholders of the LifePath Funds, pursuant to applicable provisions of the Investment Company Act of 1940 (the “1940 Act”). Under Section 12(d)(1)(E) of the 1940 Act, SFIMC will determine on a case by case basis whether to seek instructions from Mutual Fund Trust shareholders with regard to voting proxies for Master Fund matters (a process known as “pass through voting”) or to vote proxies for Master Fund matters in the same proportion as the vote of all other holders of the Master Fund (a process known as “mirror voting”).

G.	State Farm Equity and Bond Fund

SFIMC directly manages the State Farm Equity and Bond Fund, one of the series of the Mutual Fund Trust.

SFIMC votes any proxies for the State Farm Equity and Bond Fund in the best interest of the shareholders of those Funds, pursuant to the SFIMC’s policies and procedures set forth in Section V below.

IV. State Farm Associates’ Funds Trust

SFIMC directly manages the Growth Fund and the Balanced Fund, two of the series of the Associates’ Trust.

SFIMC votes the proxies for the Growth Fund and the Balanced Fund, in the best interest of the shareholders of those Funds, pursuant to the SFIMC’s policies and procedures set forth in Section V below.

V. SFIMC’s Proxy Voting Policies and Procedures

A.	Client’s Best Interest

SFIMC’s Proxy Voting Policies and Procedures are designed to reasonably ensure that proxies are voted in the best interest of SFIMC’s clients, in accordance with SFIMC’s fiduciary duties and in accordance with applicable SEC Rules under the Investment Adviser Act of 1940.

SFIMC votes proxies on behalf of the Trusts with the intention of promoting the greatest long-term shareholder value consistent with governing laws and the investment policies of each Fund.

B.	Case-by-Case Basis

Each proxy vote is cast by SFIMC on a case-by-case basis.

C.	Voting Procedures

Stocks are held by the Depository Trust Corporation and proxies are forwarded to the SFIMC trading desk from there. Each company’s proxy is passed to the Investment Officer responsible for the Fund’s or Funds’ holdings of the stock of that company. The Investment Officer carefully reads and reviews each proxy and makes the voting decision in a manner consistent with SFIMC’s “General Philosophies” as described below. On significant or controversial issues, the Investment Officer may contact management to obtain additional information prior to making a voting decision. All owned companies are carefully followed by SFIMC. If SFIMC lacks confidence in a company’s management, it is unlikely that SFIMC would continue to hold that company’s stock. Therefore, as set forth below, the Investment Officer generally votes with management. A vote against management is only made after reaching a consensus with the portfolio manager and other Investment Officers. Voting decisions are given to the trading desk and are phoned in from there and recorded to meet reporting requirements.

D.	General Philosophies

On most items, the Investment Officers vote with management. These generally include routine matters related to the operation of the company and not expected to have a significant economic impact on the company and/or shareholders. In addition, the Investment Officers generally vote with management as to the appointment of auditors, changing the name of the corporation, establishing a 401(k) plan, indemnifying directors and officers, obtaining liability insurance for directors and officers, and expensing stock options.

The Investment Officers review and consider corporate governance issues related to proxy matters and generally support proposals that foster good corporate governance. Before approving the selection of independent accountants to audit a company’s financial records, SFIMC determines whether the selection has been approved by an appropriate independent audit committee and whether the company has determined that the auditor does not face potential conflicts of interest as a result of its relationship with the company or its performance of non-audit services.

On some items, the Investment Officers generally vote against management. These include eliminating a shareholder’s right to call a special meeting, prohibiting shareholder action outside meetings, requiring more than a simple majority vote to pass proposals, and the creation of a class of stock with superior voting rights. The Investment Officers generally oppose special interest proposals that involve an economic cost to the company or restrict the freedom of management to operate in the best interest of the company.

For non-routine proposals that are more likely to affect the structure and operation of the company and to have a greater impact on the value of the investment, the Investment Officers carefully review and analyze the issue on a case-by-case basis. Many other items also depend heavily on case-by-case details. These include the election of directors and their respective terms, director and executive compensation, the separation of the chairman and CEO positions, mergers, acquisitions and corporate restructuring, proxy contests, proxy contest defenses, increasing the number of authorized shares, stock splits, reverse stock splits, share repurchase programs, reincorporation in another state, poison pill plans, employee stock purchase plans, and golden parachutes.

E.	Conflicts of Interest

In all cases, SFIMC votes proxies on behalf of the Trusts with the intention of promoting the greatest long-term shareholder value consistent with governing laws and the investment policies of each Fund. SFIMC is not aware of any conflicts of interest between SFIMC and the Trusts with respect to proxy voting. However, occasions may arise where a person involved in the proxy voting process may have a personal conflict of interest. Any individual who becomes aware of a conflict of interest between SFIMC and the Trusts or with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the portfolio manager and otherwise remove himself or herself from the proxy voting process. If the portfolio manager has a personal conflict, or if conflicts of interest exist between SFIMC and the Trusts, such as possible benefits to State Farm insurance companies depending on a proxy voting decision, SFIMC would refer the voting decision to the Investment Council, consisting of SFIMC’s chief executive officer, chief operating officer and chief financial officer. The Investment Council would then consider all relevant factors in determining how to vote in the best interests of the Trusts or whether to retain an independent consultant to make the voting decision. The intention in all cases is to best represent the interests of the Trusts.

F.	Other Situations

The guidelines are not exhaustive and do not include all potential voting issues. No set of guidelines can anticipate all voting questions that may arise. In special cases, SFIMC may seek guidance from advisers on how a particular proxy proposal will impact the financial prospects of a company and vote accordingly. These proxy voting guidelines are just that: guidelines—but they are not hard and fast rules, simply because corporate governance issues are so varied. Further, these proxy voting policies and procedures may be revised as needed.

G.	Availability of Procedures

SFIMC’s proxy voting policies and procedures are available to clients upon request. A record of proxy votes has been filed with the SEC and will be available to the public for at least two years. This information is available upon request from the Mutual Funds Dept. Customer Service Call Center at 1-800-447-4930.

APPENDIX C

BFA’s Proxy Voting Policies

BLACKROCK®

Proxy voting guidelines for

U.S. securities

February 2015

Proxy voting guidelines for U.S. securities

Proxy voting guidelines for U.S. securities

These guidelines should be read in conjunction with BlackRock’s Global Corporate Governance and Engagement Principles, which are available on-line at www.blackrock.com

Introduction

BlackRock, Inc. and its subsidiaries (collectively, “BlackRock”) seek to make proxy voting decisions in the manner most likely to protect and promote the economic value of the securities held in client accounts. The following issue-specific proxy voting guidelines (the “Guidelines”) are intended to summarize BlackRock’s general philosophy on corporate governance matters and approach to issues that may commonly arise in the proxy voting context for U.S. securities.

These Guidelines are not intended to limit the analysis of individual issues at specific companies and are not intended to provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots as well as our expectations of boards of directors. They are applied with discretion, taking into consideration the range of issues and facts specific to the company and the individual ballot item.

Voting guidelines

These guidelines are divided into six key themes which group together the issues that frequently appear on the agenda of annual and extraordinary meetings of shareholders.

The six key themes are:

•	Boards and directors

•	Auditors and audit-related issues

•	Capital structure, mergers, asset sales and other special transactions

•	Remuneration and benefits

•	Social, ethical and environmental issues

•	General corporate governance matters

Boards and directors

Director elections

BlackRock generally supports board nominees in most uncontested elections. BlackRock may withhold votes from certain directors on the board or members of particular board committees (or prior members, as the case may be) in certain situations, including, but not limited to:

•

The independent chair or lead independent director and members of the governance committee, where a board fails to implement shareholder proposals that receive a majority of votes cast at a prior shareholder meeting, and the proposals, in our view, have a direct and substantial impact on shareholders’ fundamental rights or long-term economic interests.

•

The independent chair or lead independent director and members of the governance committee, where a board implements or renews a poison pill without seeking shareholder approval beforehand or within a reasonable period of time after implementation.

•	The independent chair or lead independent director and members of the governance committee, where a board amends the charter/articles/by-laws such that the effect may be to entrench directors or to significantly reduce shareholder rights. In such cases, in determining whether to withhold support from directors, we will consider in part the company’s publicly stated rationale for the changes and whether the board has determined to seek shareholder approval beforehand or within a reasonable period of time after implementation.

•

The independent chair or lead independent director, members of the nominating committee, and/or the longest tenured director(s), where we observe a lack of board responsiveness to shareholders on board composition concerns, evidence of board entrenchment, insufficient attention to board diversity, and/or failure to promote adequate board succession planning over time in line with the company’s stated strategic direction.

•

An insider or affiliated outsider who sits on the board’s audit, compensation, nominating or governance committees (the “key committees”), which we believe generally should be entirely independent. However, BlackRock will examine a board’s complete profile when questions of independence arise prior to casting a withhold vote for any director. For controlled companies, as defined by the U.S. stock exchanges, we will only vote against insiders or affiliates who sit on the audit committee, but not other key committees.

•

Members of the audit committee during a period when the board failed to facilitate quality, independent auditing, for example, if substantial accounting irregularities suggest insufficient oversight by that committee.

•	Members of the audit committee during a period in which we believe the company has aggressively accounted for its equity compensation plans.

•

Members of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers, and where we believe the compensation committee has not already substantially addressed this issue.

•	Members of the compensation committee where the company has repriced options without contemporaneous shareholder approval.

•

The chair of the nominating committee, or where no chair exists, the nominating committee member with the longest tenure, where board member(s) at the most recent election of directors have received withhold votes from more than 30% of shares voting and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BlackRock did not support the initial withhold vote.

•

The chair of the nominating committee, or where no chair exists, the nominating committee member with the longest tenure, where the board is not composed of a majority of independent directors. However, this would not apply in the case of a controlled company.

•	Where BlackRock obtains evidence that casts significant doubt on a director’s qualifications or ability to represent shareholders.

•

Where it appears the director has acted (at the company or at other companies) in a manner that compromises his or her reliability in representing the best long-term economic interests of shareholders.

•

Where a director has a pattern of poor attendance at combined board and applicable key committee meetings. Excluding exigent circumstances, BlackRock generally considers attendance at less than 75% of the combined board and applicable key committee meetings by a board member to be poor attendance.

•

Where a director has committed himself or herself to service on a large number of boards, such that we deem it unlikely that the director will be able to commit sufficient focus and time to a particular company (commonly referred to as “over-boarding”). While each situation will be reviewed on a case-by-case basis, BlackRock is most likely to withhold votes for over-boarding where a director is: 1) serving on more than four public company boards; or 2) is a chief executive officer at a public company and is serving on more than two public company boards in addition to the board of the company where they serve as chief executive officer.

If a board maintains a classified structure, it is possible that the director(s) with whom we have a particular concern may not be subject to election in the year that the concern arises. In such situations, if we have a concern regarding a committee or committee chair, we generally register our concern by withholding votes from all members of the relevant committee who are subject to election that year.

Director independence

We expect that a board should be majority independent. We believe that an independent board faces fewer conflicts and is best prepared to protect shareholder interests. Common impediments to independence in the U.S. may include, but are not limited to:

•	Employment by the company or a subsidiary as a senior executive within the previous five years

•	Status as a founder of the company

•	Substantial business or personal relationships with the company or the company’s senior executives

•	Family relationships with senior executives or founders of the company

•	An equity ownership in the company in excess of 20%

Board composition and effectiveness

We encourage boards to routinely refresh their membership to ensure the relevance of the skills, experience and attributes of each director to the work of the board. To ensure that the board remains effective, regular reviews of board performance should be carried out and assessments made of gaps in skills or experience amongst the members. BlackRock believes it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and to ensure both continuity and adequate succession planning. We believe that the nominating committee of the board has the ability to implement such refreshment. In identifying potential candidates, boards should take into consideration the diversity of experience and expertise of the current directors and how that might be augmented by incoming directors. We encourage boards to disclose their views on: the mix of competencies, experience and other qualities required to effectively oversee and guide management; the process by which candidates are identified and selected, including whether professional firms or other sources outside of incumbent directors’ networks have been engaged to identify and/or assess candidates; the process by which boards evaluate themselves and any significant outcomes of the evaluation process, without divulging inappropriate and/or sensitive details; the consideration given towards board diversity, including, but not limited to, diversity of gender, race, age, experience, and skills; and other factors taken into account in the nomination process.

While we support regular board refreshment, we are not opposed in principle to long-tenured directors nor do we believe that long board tenure is necessarily an impediment to director independence. We believe that a variety of director tenures within the boardroom can be beneficial to ensure board quality and continuity of experience; our primary concern is that board members are able to contribute effectively as corporate strategy evolves and business conditions change over time, and that all directors, regardless of tenure, demonstrate appropriate responsiveness to shareholders over time. We acknowledge that each director brings their own unique skills and experiences and that no single person can be expected to bring all relevant skill sets to a board; at the same time, we generally do not believe it is necessary or appropriate to have any particular director on the board solely by virtue of a singular background or specific area of expertise.

As a result of the nominating committee’s responsibility for board composition and refreshment over time, we typically oppose shareholder proposals imposing arbitrary limits on the pool of directors from which shareholders can choose their representatives. However, where boards find that age limits or term limits are the most efficient and objective mechanism for ensuring periodic board refreshment, we generally defer to the board’s determination in setting such limits.

Board size

We generally defer to the board in setting the appropriate size. We believe directors are generally in the best position to assess what size is optimal to ensure a board’s effectiveness. However, we may oppose boards that appear too small to allow for effective shareholder representation or too large to function efficiently.

CEO and management succession planning

There should be a robust CEO and management succession plan in place at the board level that is reviewed and updated on a regular basis. We expect succession planning to cover both long-term planning consistent with the strategic direction of the company and identified leadership needs over time as well as short-term planning in the event of an unanticipated executive departure. We acknowledge that both internal and external management candidates may be considered, as informed by required skill sets and cultural fit considerations and as appropriate to the company’s circumstances. We encourage the company to explain its executive succession planning process, including where accountability lies within the boardroom for this task, without prematurely divulging sensitive information commonly associated with this exercise.

Classified board of directors/staggered terms

A classified board of directors is one that is divided into classes (generally three), each of which is elected on a staggered schedule (generally for three years). At each annual meeting, only a single class of directors is subject to reelection (generally one-third of the entire board).

We believe that classification of the board dilutes shareholders’ right to evaluate promptly a board’s performance and limits shareholder selection of their representatives. By not having the mechanism to immediately address concerns we may have with any specific director, we may be required to register our concerns through our vote on the directors who are subject to election that year (see “Director elections” for additional detail). Furthermore, where boards are classified, director entrenchment is more likely, because review of board service generally only occurs every three years. Therefore, we typically vote against classification and for proposals to eliminate board classification.

Contested director elections

Most director elections are not competitive, but shareholders are sometimes presented with competing slates of director candidates. Generally, such proxy contests are the result of a shareholder (or group of shareholders) seeking to change the company’s strategy or address failures in the board’s oversight of management. The details of proxy contests are assessed on a case-by-case basis. We evaluate a number of factors, which may include, but are not limited to: the qualifications of the dissident and management candidates; the validity of the concerns identified by the dissident; the viability of both the dissident’s and management’s plans; the likelihood that the dissident’s solutions will produce the desired change; and whether the dissidents represent the best option for enhancing long-term shareholder value.

Cumulative voting for directors

Cumulative voting allocates one vote for each share of stock held, times the number of directors subject to election. A shareholder may cumulate his/her votes and cast all of them in favor of a single candidate, or split them among any combination of candidates. By making it possible to use their cumulated votes to elect at least one board member, cumulative voting is typically a mechanism through which minority shareholders attempt to secure board representation.

We typically oppose proposals that further the candidacy of minority shareholders whose interests do not coincide with our fiduciary responsibility. We may support cumulative voting proposals at companies where the board is not majority independent. We may support cumulative voting at companies that have a controlling shareholder. A cumulative voting structure is not consistent with a majority voting requirement, as it may interfere with the capacity of director candidates to achieve the required level of support. We may not support a cumulative voting proposal at a company that has adopted a majority voting standard.

Director compensation and equity programs

We believe that compensation for independent directors should be structured to align the interests of the directors with those of shareholders, whom the directors have been elected to represent. We believe that independent director compensation packages based on the company’s long-term performance and that include some form of long-term equity compensation are more likely to meet this goal; therefore, we typically support proposals to provide such compensation packages. However, we will generally oppose shareholder proposals requiring directors to own a minimum amount of company stock, as we believe that companies should maintain flexibility in administering compensation and equity programs for independent directors, given each company’s and director’s unique circumstances. As discussed in further detail under the heading “Equity compensation plans” below, we believe that companies should prohibit directors from engaging in transactions with respect to their long-term compensation that might disrupt the intended economic alignment between equity plan beneficiaries and shareholders.

Indemnification of directors and officers

We generally support reasonable but balanced protection of directors and officers. We believe that failure to provide protection to directors and officers might severely limit a company’s ability to attract and retain competent leadership. We generally support proposals to provide indemnification that is limited to coverage of legal expenses. However, we may oppose proposals that provide indemnity for: breaches of the duty of loyalty; transactions from which a director derives an improper personal benefit; and actions or omissions not in good faith or those that involve intentional misconduct.

Majority vote requirements

BlackRock generally supports proposals seeking to require director election by majority vote. Majority voting standards assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. We note that majority voting is not appropriate in all circumstances, for example, in the context of a contested election. We also recognize that some companies with a plurality voting standard have adopted a resignation policy for directors who do not receive support from at least a majority of votes cast. Where we believe that the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.

Risk oversight

Companies should have an established process for identifying, monitoring and managing key risks, and independent directors should have ready access to relevant management information and outside advice, as appropriate, to ensure they can properly oversee risk management. We encourage companies to provide transparency as to the optimal risk levels, how risk is measured and how risks are reported to the board. We are particularly interested to understand how risk oversight processes evolve in response to changes in corporate strategy and/or shifts in the business and related risk environment. Boards should clearly explain their approach to risk oversight, including where accountability lies within the boardroom for this activity, especially where there are multiple individuals or board committees tasked with oversight of various risks.

Separation of chairman and CEO positions

We believe that independent leadership is important in the board room. In the U.S. there are two commonly accepted structures for independent board leadership: 1) an independent chairman; or 2) a lead independent director. We assess the experience and governance track record of the independent chairman or lead independent director to understand capability and suitability to effectively and constructively lead a board. Our expectations of an individual in this role include, but are not limited to: being available to serve as an advisor to the CEO; contributing to the oversight of CEO and management succession planning; and being available to meet with shareholders when they have highly sensitive concerns about management or corporate governance issues. We generally consider the designation of a lead independent director as an acceptable alternative to an independent chair if the lead independent director has a term of at least one year and has powers to: 1) provide formal input into board meeting agendas; 2) call meetings of the independent directors; and 3) preside at meetings of independent directors. Where a company does not have a lead independent director that meets these criteria, we generally support the separation of chairman and CEO.

Shareholder access to the proxy

We believe that long-term shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate individuals to stand for election to the boards of the companies they own and to have those nominees included on the company’s proxy card. This right is commonly referred to as “proxy access”. In our view, securing a right of shareholders to nominate directors without engaging in a control contest can enhance shareholders’ ability to participate meaningfully in the director election process, stimulate board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking. Given the complexity of structuring an appropriate proxy access mechanism and the brevity required of shareholder proposals, we generally expect that a shareholder proposal to adopt proxy access will describe general parameters for the mechanism, while providing the board with flexibility to design a process that is appropriate in light of the company’s specific circumstances. Proxy access mechanisms should provide shareholders with a reasonable opportunity to use this right without stipulating overly restrictive or onerous parameters for use, and also provide assurances that the mechanism will not be subject to abuse by short-term investors, investors without a substantial investment in the company, or investors seeking to take control of the board. We will review proposals regarding the adoption of proxy access on a case-by-case basis.

Auditors and audit-related issues

BlackRock recognizes the critical importance of financial statements that provide a complete and accurate portrayal of a company’s financial condition. Consistent with our approach to voting on boards of directors, we seek to hold the audit committee of the board responsible for overseeing the management of the audit function at a company, and may withhold votes from the audit committee’s members where the board has failed to facilitate quality, independent auditing. We look to the audit committee report for insight into the scope of the audit committee’s responsibilities, including an overview of audit committee processes, issues on the audit committee’s agenda and key decisions taken by the audit committee. We take particular note of cases involving significant financial restatements or material weakness disclosures, and we expect timely disclosure and remediation of accounting irregularities.

The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice that protect the interests of shareholders, we may also vote against ratification.

From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.

Capital structure proposals

Blank check preferred

We frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and a possible entrenchment device. We generally view the board’s discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote. Nonetheless, where the company appears to have a legitimate financing motive for requesting blank check authority, has committed publicly that blank check preferred shares will not be used for anti-takeover purposes, has a history of using blank check preferred stock for financings, or has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility, we may support the proposal.

Equal voting rights

BlackRock supports the concept of equal voting rights for all shareholders. Some management proposals request authorization to allow a class of common stock to have superior voting rights over the existing common or to allow a class of common to elect a majority of the board. We oppose such differential voting power as it may have the effect of denying shareholders the opportunity to vote on matters of critical economic importance to them.

When a management or shareholder proposal requests to eliminate an existing dual-class voting structure, we seek to determine whether the cost of restructuring will have a clear economic benefit to our clients’ portfolio(s). We evaluate these proposals on a case-by-case basis, and we consider the level and nature of control associated with the dual-class voting structure as well as the company’s history of responsiveness to shareholders in determining whether support of such a measure is appropriate.

Increase in authorized common shares

BlackRock considers industry specific norms in our analysis of these proposals, as well as a company’s history with respect to the use of its common shares. Generally, we are predisposed to support a company if the board believes additional common shares are necessary to carry out the firm’s business. The most substantial concern we might have with an increase is the possibility of use of common shares to fund a poison pill plan that is not in the economic interests of shareholders.

Increase or issuance of preferred stock

These proposals generally request either authorization of a class of preferred stock or an increase in previously authorized preferred stock. Preferred stock may be used to provide management with the flexibility to consummate beneficial acquisitions, combinations or financings on terms not necessarily available via other means of financing. We generally support these proposals in cases where the company specifies the voting, dividend, conversion and other rights of such stock where the terms of the preferred stock appear reasonable.

Stock splits and reverse stock splits

We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g. one class is reduced while others remain at pre-split levels). In the event of a proposal to reverse split that would not also proportionately reduce the company’s authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.

Mergers, asset sales, and other special transactions

In reviewing merger and asset sale proposals, BlackRock’s primary concern is the best long-term economic interests of shareholders. While these proposals vary widely in scope and substance, we closely examine certain salient features in our analyses. The varied nature of these proposals ensures that the following list will be incomplete. However, the key factors that we typically evaluate in considering these proposals include:

•

For mergers and asset sales, we assess the degree to which the proposed transaction represents a premium to the company’s trading price. In order to filter out the effects of pre-merger news leaks on the parties’ share prices, we consider a share price from multiple time periods prior to the date of the merger announcement. In most cases, business combinations should provide a premium. We may consider comparable transaction analyses provided by the parties’ financial advisors and our own valuation assessments. For companies facing insolvency or bankruptcy, a premium may not apply.

•	There should be a favorable business reason for the combination.

•

Unanimous board approval and arm’s-length negotiations are preferred. We will consider whether the transaction involves a dissenting board or does not appear to be the result of an arm’s-length bidding process. We may also consider whether executive and/or board members’ financial interests in a given transaction appear likely to affect their ability to place shareholders’ interests before their own.

•	We prefer transaction proposals that include the fairness opinion of a reputable financial advisor assessing the value of the transaction to shareholders in comparison to recent similar transactions.

Poison pill plans

Also known as Shareholder Rights Plans, these plans generally involve issuance of call options to purchase securities in a target firm on favorable terms. The options are exercisable only under certain circumstances, usually accumulation of a specified percentage of shares in a relevant company or launch of a hostile tender offer. These plans are often adopted by the board without being subject to shareholder vote.

Poison pill proposals generally appear on the proxy as shareholder proposals requesting that existing plans be put to a vote. This vote is typically advisory and therefore non-binding. We generally vote in favor of shareholder proposals to rescind poison pills.

Where a poison pill is put to a shareholder vote, our policy is to examine these plans individually. Although we oppose most plans, we may support plans that include a reasonable ‘qualifying offer clause.’ Such clauses typically require shareholder ratification of the pill, and stipulate a sunset provision whereby the pill expires unless it is renewed. These clauses also tend to specify that an all cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote, or the board to seek the written consent of shareholders where shareholders could rescind the pill in their discretion. We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders.

Reimbursement of expenses for successful shareholder campaigns

Proxy contests and other public campaigns can be valuable mechanisms for holding boards of underperforming companies accountable to their shareholders. However, these campaigns can also lead to unwarranted cost and distraction for boards and management teams, and may be imposed by investors whose interests are not aligned with other investors. Therefore, we generally do not support proposals seeking the reimbursement of proxy contest expenses, even in situations where we support the shareholder campaign, as we believe that introducing the possibility of such reimbursement may incentivize disruptive and unnecessary shareholder campaigns.

Remuneration and benefits

We note that there are both management and shareholder proposals related to executive compensation that appear on corporate ballots. We generally vote on these proposals as described below, except that we typically oppose shareholder proposals on issues where the company already has a reasonable policy in place that we believe is sufficient to address the issue. We may also oppose a shareholder proposal regarding executive compensation if the company’s history suggests that the issue raised is not likely to present a problem for that company.

Advisory resolutions on executive compensation (“Say on Pay”)

In cases where there is a Say on Pay vote, BlackRock will respond to the proposal as informed by our evaluation of compensation practices at that particular company, and in a manner that appropriately addresses the specific question posed to shareholders. We describe in the Appendix herein (“Our approach to Say on Pay”) our beliefs and expectations related to executive compensation practices, our Say on Pay analysis framework, and our typical approach to engagement and voting on Say on Pay.

Advisory votes on the frequency of Say on Pay resolutions (“Say When on Pay”)

BlackRock will generally opt for a triennial vote on Say on Pay. We believe that shareholders should undertake an annual review of executive compensation and express their concerns through their vote on the members of the compensation committee. As a result, it is generally not necessary to hold a Say on Pay vote on an annual basis, as the Say on Pay vote merely supplements the shareholder’s vote on compensation committee members. However, we may support annual Say on Pay votes in some situations, for example, where we conclude that a company has failed to align pay with performance.

Claw back proposals

Claw back proposals are generally shareholder sponsored and seek recoupment of bonuses paid to senior executives if those bonuses were based on financial results that are later restated or were otherwise awarded as a result of deceptive business practices. We generally favor recoupment from any senior executive whose compensation was based on faulty financial reporting or deceptive business practices, regardless of that particular executive’s role in the faulty reporting. We typically support these proposals unless the company already has a robust claw back policy that sufficiently addresses our concerns.

Employee stock purchase plans

An employee stock purchase plan (“ESPP”) gives the issuer’s employees the opportunity to purchase stock in the issuer, typically at a discount to market value. We believe these plans can provide performance incentives and help align employees’ interests with those of shareholders. The most common form of ESPP qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code. Section 423 plans must permit all full-time employees to participate, carry restrictions on the maximum number of shares that can be purchased, carry an exercise price of at least 85 percent of fair market value on grant date with offering periods of 27 months or less, and be approved by shareholders. We will typically support qualified ESPP proposals.

Equity compensation plans

BlackRock supports equity plans that align the economic interests of directors, managers and other employees with those of shareholders. We believe that boards should establish policies prohibiting use of equity awards in a manner that could disrupt the intended alignment with shareholder interests, for example: use of the stock as collateral for a loan; use of the stock in a margin account; use of the stock (or an unvested award) in hedging or derivative transactions. We may support shareholder proposals requesting the board to establish such policies.

Our evaluation of equity compensation plans is based on a company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain “evergreen” provisions allowing for the unlimited increase of shares reserved without requiring further shareholder approval after a reasonable time period. We also generally oppose plans that allow for repricing without shareholder approval. We may also oppose plans that provide for the acceleration of vesting of equity awards even in situations where an actual change of control may not occur. We encourage companies to structure their change of control provisions to require the termination of the covered employee before acceleration or special payments are triggered. Finally, we may oppose plans where we believe that the company is aggressively accounting for the equity delivered through their stock plans.

Golden parachutes

Golden parachutes provide for compensation to management in the event of a change in control. We generally view golden parachutes as encouragement to management to consider transactions that might be beneficial to shareholders. However, a large potential payout under a golden parachute arrangement also presents the risk of motivating a management team to support a sub-optimal sale price for a company.

We may support shareholder proposals requesting that implementation of such arrangements require shareholder approval. We generally support proposals requiring shareholder approval of plans that exceed 2.99 times an executive’s current salary and bonus, including equity compensation.

When determining whether to support or oppose an advisory vote on a golden parachute plan (“Say on Golden Parachutes”), we normally support the plan unless it appears to result in payments that are excessive or detrimental to shareholders. In evaluating golden parachute plans, BlackRock may consider several factors, including:

•	whether we believe that the triggering event is in the best interest of shareholders;

•	an evaluation of whether management attempted to maximize shareholder value in the triggering event;

•	the percentage of total transaction value that will be transferred to the management team, rather than shareholders, as a result of the golden parachute payment;

•	whether excessively large excise tax gross up payments are part of the payout;

•	whether the pay package that serves as the basis for calculating the golden parachute payment was reasonable in light of performance and peers; and/or

•	whether the golden parachute payment will have the effect of rewarding a management team that has failed to effectively manage the company.

It may be difficult to anticipate the results of a plan until after it has been triggered; as a result, BlackRock may vote against a Say on Golden Parachute proposal even if the golden parachute plan under review was approved by shareholders when it was implemented.

Option exchanges

BlackRock may support a request to exchange underwater options under the following circumstances: the company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance; directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; and there is clear evidence that absent repricing the company will suffer serious employee incentive or retention and recruiting problems. BlackRock may also support a request to exchange underwater options in other circumstances, if we determine that the exchange is in the best interest of shareholders.

Pay-for-Performance plans

In order for executive compensation exceeding $1 million to qualify for federal tax deductions, the Omnibus Budget Reconciliation Act (OBRA) requires companies to link that compensation, for the company’s top five executives, to disclosed performance goals and submit the plans for shareholder approval. The law further requires that a compensation committee comprised solely of outside directors administer these plans. Because the primary objective of these proposals is to preserve the deductibility of such compensation, we generally favor approval in order to preserve net income.

Pay-for-Superior-Performance

These are typically shareholder proposals requesting that compensation committees adopt policies under which a portion of equity compensation requires the achievement of performance goals as a prerequisite to vesting. We generally believe these matters are best left to the compensation committee of the board and that shareholders should not set executive compensation or dictate the terms thereof. We may support these proposals if we have a substantial concern regarding the company’s compensation practices over a significant period of time, the proposals are not overly prescriptive, and we believe the proposed approach is likely to lead to substantial improvement.

Supplemental executive retirement plans

BlackRock may support shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (“SERP”) agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Social, ethical and environmental issues

Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf. It is within this context that we undertake our corporate governance activities. We believe that well-managed companies will deal effectively with the social, ethical and environmental (“SEE”) aspects of their businesses.

BlackRock expects companies to identify and report on the material, business-specific SEE risks and opportunities and to explain how these are managed. This explanation should make clear how the approach taken by the company best serves the interests of shareholders and protects and enhances the long-term economic value of the company. The key performance indicators in relation to SEE matters should also be disclosed and performance against them discussed, along with any peer group benchmarking and verification processes in place. This helps shareholders assess how well management is dealing with the SEE aspects of the business. Any global standards adopted should also be disclosed and discussed in this context.

We may vote against the election of directors where we have concerns that a company might not be dealing with SEE issues appropriately. Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of SEE matters. In deciding our course of action, we will assess whether the company has already taken sufficient steps to address the concern and whether there is a clear and material economic disadvantage to the company if the issue is not addressed.

More commonly, given that these are often not voting issues, we will engage directly with the board or management. The trigger for engagement on a particular SEE concern is our assessment that there is potential for material economic ramifications for shareholders.

We do not see it as our role to make social, ethical or political judgments on behalf of clients. We expect investee companies to comply, at a minimum, with the laws and regulations of the jurisdictions in which they operate. They should explain how they manage situations where such laws or regulations are contradictory or ambiguous.

General corporate governance matters

We believe that shareholders should have the right to vote on key corporate governance matters, including on changes to governance mechanisms and amendments to the charter/articles/by-laws. We may vote against certain directors where changes to governing documents are not put to a shareholder vote within a reasonable period of time, in particular if those changes have the potential to impact shareholder rights (see “Director elections” herein). In cases where a board’s unilateral adoption of changes to the charter/articles/by-laws promotes cost and operational efficiency benefits for the company and its shareholders, we may support such action if it does not have a negative effect on shareholder rights or the company’s corporate governance structure.

When voting on a management or shareholder proposal to make changes to charter/articles/by-laws, we will consider in part the company’s and/or proponent’s publicly stated rationale for the changes, the company’s governance profile and history, relevant jurisdictional laws, and situational or contextual circumstances which may have motivated the proposed changes, among other factors. We will typically support changes to the charter/articles/by-laws where the benefits to shareholders, including the costs of failing to make those changes, demonstrably outweigh the costs or risks of making such changes.

Adjourn meeting to solicit additional votes

We generally support such proposals unless the agenda contains items that we judge to be detrimental to shareholders’ best long-term economic interests.

Bundled proposals

We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BlackRock may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders.

Corporate political activities

Companies may engage in certain political activities, within legal and regulatory limits, in order to influence public policy consistent with the companies’ values and strategies, and thus serve shareholders’ best long-term economic interests. These activities can create risks, including: the potential for allegations of corruption; the potential for reputational issues associated with a candidate, party or issue; and risks that arise from the complex legal, regulatory and compliance considerations associated with corporate political activity. We believe that companies which choose to engage in political activities should develop and maintain robust processes to guide these activities and to mitigate risks, including a level of board oversight.

When presented with shareholder proposals requesting increased disclosure on corporate political activities, we may consider the political activities of that company and its peers, the existing level of disclosure, and our view regarding the associated risks. We generally believe that it is the duty of boards and management to determine the appropriate level of disclosure of all types of corporate activity, and we are generally not supportive of proposals that are overly prescriptive in nature. We may determine to support a shareholder proposal requesting additional reporting of corporate political activities where there seems to be either a significant potential threat or actual harm to shareholders’ interests and where we believe the company has not already provided shareholders with sufficient information to assess the company’s management of the risk.

Finally, we believe that it is not the role of shareholders to suggest or approve corporate political activities; therefore we generally do not support proposals requesting a shareholder vote on political activities or expenditures.

Other business

We oppose giving companies our proxy to vote on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.

Reincorporation

Proposals to reincorporate from one state or country to another are most frequently motivated by considerations of anti- takeover protections, legal advantages, and/or cost savings. We will evaluate, on a case-by-case basis, the economic and strategic rationale behind the company’s proposal to reincorporate. In all instances, we will evaluate the changes to shareholder protection under the new charter/articles/by-laws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we may support reincorporation if we determine that the overall benefits outweigh the diminished rights.

IPO governance

We expect boards to consider and disclose how the corporate governance structures adopted upon initial public offering (“IPO”) are in shareholders’ best long-term interests. We also expect boards to conduct a regular review of corporate governance and control structures, such that boards might evolve foundational corporate governance structures as company circumstances change, without undue costs and disruption to shareholders.

We will typically apply a one-year grace period for the application of certain director-related guidelines (including, but not limited to, director independence and over-boarding considerations), during which we expect boards to take steps to bring corporate governance standards in line with our expectations.

Further, if a company qualifies as an emerging growth company (an “EGC”) under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), we will give consideration to the NYSE and NASDAQ governance exemptions granted under the JOBS Act for the duration such a company is categorized as an EGC. We expect an EGC to have a totally independent audit committee by the first anniversary of its IPO, with our standard approach to voting on auditors and audit-related issues applicable in full for an EGC on the first anniversary of its IPO.

Shareholders’ right to act by written consent

In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to solicit votes by written consent provided that: 1) there are reasonable requirements to initiate the consent solicitation process in order to avoid the waste of corporate resources in addressing narrowly supported interests; and 2) support from a minimum of 50% of outstanding shares is required to effectuate the action by written consent. We may oppose shareholder proposals requesting the right to act by written consent in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others, or if the proposal is written to discourage the board from incorporating appropriate mechanisms to avoid the waste of corporate resources when establishing a right to act by written consent. Additionally, we may oppose shareholder proposals requesting the right to act by written consent if the company already provides a shareholder right to call a special meeting that we believe offers shareholders a reasonable opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting.

Shareholders’ right to call a special meeting

In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to call a special meeting in cases where a reasonably high proportion of shareholders (typically a minimum of 15% but no higher than 25%) are required to agree to such a meeting before it is called, in order to avoid the waste of corporate resources in addressing narrowly supported interests. However, we may oppose this right in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others. We generally believe that a right to act via written consent is not a sufficient alternative to the right to call a special meeting.

Simple majority voting

We generally favor a simple majority voting requirement to pass proposals. Therefore, we will support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders’ ability to protect their economic interests is improved. Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of public shareholder interests and we may support supermajority requirements in those situations.

Appendix: Our Approach to Say on Pay

We describe herein our beliefs and expectations related to executive compensation practices, our Say on Pay analysis framework, and our typical approach to engagement and voting on Say on Pay. We provide our views on this issue in somewhat more detail than other issues covered in these Guidelines because of the particular focus on executive compensation matters in the U.S. Although we expect proxy disclosures to be the primary mechanism for companies to explain their executive compensation practices, we may engage with members of management and/or the compensation committee of the board, where concerns are identified or where we seek to better understand a company’s approach to executive compensation. We may also decline opportunities to engage with companies where we do not have any questions or concerns or believe that these Guidelines already cover the issues at hand.

Beliefs and Expectations Related to Executive Compensation Practices

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We believe that compensation committees are in the best position to make compensation decisions and should maintain significant flexibility in administering compensation programs, given their knowledge of the strategic plans for the company, the industry in which the company operates, the appropriate performance measures for the company, and other issues internal and/or unique to the company.

•

Companies should explicitly disclose how incentive plans reflect strategy and incorporate long-term shareholder value drivers; this discussion should include the commensurate metrics and timeframes by which shareholders should assess performance.

•

We support incentive plans that foster the sustainable achievement of results. Although we believe that companies should identify those performance measures most directly tied to shareholder value creation, we also believe that emphasis should be on those factors within management’s control to create economic value over the long-term, which should ultimately lead to sustained shareholder returns over the long-term. Similarly, the vesting timeframes associated with incentive plans should facilitate a focus on long-term value creation, as appropriate to that particular company.

•

While we do support the concept of compensation formulas that allow shareholders to clearly understand the rationale for compensation decisions, we do not believe that a solely formulaic approach to executive compensation necessarily drives shareholder value. BlackRock believes that compensation committees should use their discretion in designing incentive plans, establishing pay quanta, and finalizing compensation decisions, and should demonstrate how decisions are aligned with shareholder interests.

•

BlackRock does not discourage compensation structures that differ from market practice. However, where compensation practices differ substantially from market practice, e.g. in the event of unconventional incentive plan design or extraordinary decisions made in the context of transformational corporate events or turnaround situations, we expect clear disclosure explaining how the decisions are in shareholders’ best interests.

•

We understand that compensation committees are undertaking their analysis in the context of a competitive marketplace for executive talent. We acknowledge that the use of peer group evaluation by compensation committees can help ensure competitive pay; however we are concerned about the potential ratchet effect of explicit benchmarking to peers. We therefore believe that companies should use peer groups to maintain an awareness of peer pay levels and practices so that pay is market competitive, while mitigating potential ratcheting of pay that is disconnected from actual performance.

•

We expect companies to select peers that are broadly comparable to the company in question, based on objective criteria that are directly relevant to setting competitive compensation; we evaluate peer group selection based on factors including, but not limited to, business size, relevance, complexity, risk profile, and/or geography.

•

We do not believe that arbitrary limits on potential compensation are necessarily in shareholders’ best interests if those limits have the potential to cap performance. However, we expect compensation committees to ensure that incentive plans do not incentivize excessive risk taking beyond the company’s determined risk appetite and that rewards are reasonable in light of returns to shareholders.

•

We do not set forth a preference between cash, restricted stock, performance based equity awards, and stock options, amongst other compensation vehicles. We acknowledge that each may have an appropriate role in recruiting and retaining executives, in incentivizing behavior and performance, and in aligning shareholders’ and executives’ interests. Compensation committees should clearly disclose the rationale behind their selection of pay vehicles and how these fit with intended incentives. We also observe that different types of awards exhibit varying risk profiles, and the risks associated with pay plan design should be in line with the company’s stated strategy and risk appetite.

•

We expect compensation committees to consider and respond to the shareholder voting results of relevant proposals at previous years’ annual meetings, and other feedback received from shareholders, as they evaluate compensation plans. At the same time, compensation committees should ultimately be focused on incentivizing long-term shareholder value creation and not necessarily on achieving a certain level of support on Say on Pay at any particular shareholder meeting.

Say on Pay Analysis Framework

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We analyze the compensation practices in the context of the company’s stated strategy and identified value drivers and seek to understand the link between strategy, value drivers and incentive plan design.

•

We examine both target and realizable compensation in order to understand the compensation committee’s intended outcomes, to judge the appropriateness and rigor of performance measures and hurdles, and to assess the pay plan’s sensitivity to the performance of the company.

•

We review the pay and performance profiles of the company’s disclosed peer companies, as applicable, to identify relative outliers for potential further analysis. We supplement our analysis of the company’s stated peers with an independent review of peer companies as identified by third party vendors and our own analysis; part of this analysis includes an assessment of the relevance of the company’s stated peers and the potential impact the company’s peer selection may have on pay decisions.

•

We conduct our analysis over various time horizons, with an emphasis on a sustained period, generally 3-5 years; however we consider company-specific factors, including the timeframe the company uses for performance evaluation, the nature of the industry, and the typical business cycle, in order to identify an appropriate timeframe for evaluation.

•	We review key changes to pay components from previous years and consider the compensation committee’s rationale for those changes.

•

We examine extraordinary pay items (including but not limited to actual or contractual severance payments, inducement grants, one-time bonus and/or retention awards) to understand the compensation committee’s rationale and alignment with shareholder interests.

•

We may engage with members of management and/or the compensation committee of the board, where concerns are identified or where we seek to better understand a company’s approach to executive compensation.

•

We consider BlackRock’s historical voting decisions (including whether a concern that led to a previous vote against management has been addressed, or whether we determined to support management at previous shareholder meetings with the expectation of future change), engagement activity, other corporate governance concerns at the company, and the views of our portfolio managers.

•	We assess the board’s responsiveness to shareholder voting results of relevant proposals at previous years’ annual meetings, and other feedback received from shareholders.

Engagement and Voting on Say on Pay

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In many instances, we believe that direct discussion with issuers, in particular with the members of the compensation committee, can be an effective mechanism for building mutual understanding on executive compensation issues and for communicating any concerns we may have on executive compensation.

•

In the event that we determine engagement is not expected to lead to resolution of our concerns about executive compensation, we may consider voting against members of the compensation committee, consistent with our preferred approach to hold members of the relevant key committee of the board accountable for governance concerns. As a result, our Say on Pay vote is likely to correspond with our vote on the directors who are compensation committee members responsible for making compensation decisions.

•	We may determine to vote against the election of compensation committee members and/or Say on Pay proposals in certain instances, including but not limited to when:

•	We identify a misalignment over time between target pay and/or realizable compensation and company performance as reflected in financial and operational performance and/or shareholder returns;

•	We determine that a company has not persuasively demonstrated the connection between strategy, long-term shareholder value creation and incentive plan design;

•	We determine that compensation is excessive relative to peers without appropriate rationale or explanation, including the appropriateness of the company’s selected peers;

•	We observe an overreliance on discretion or extraordinary pay decisions to reward executives, without clearly demonstrating how these decisions are aligned with shareholders’ interests;

•	We determine that company disclosure is insufficient to undertake our pay analysis; and/or

•	We observe a lack of board responsiveness to significant investor concern on executive compensation issues.

CORPORATE GOVERNANCE AND PROXY VOTING GUIDELINES FOR ASIA EX JAPAN SECURITIES	BLACKROCK®

CORPORATE GOVERNANCE AND PROXY VOTING GUIDELINES FOR ASIA EX JAPAN SECURITIES

EXECUTIVE SUMMARY

These guidelines should be read in conjunction with BlackRock’s Global Corporate Governance and Engagement Principles – 2011.1

BlackRock has developed guidelines for the key markets in which it invests. The regional guidelines incorporate the legal framework of each region as well as the specific regional market practices. There may be slight inconsistencies due to differing market practices across regions.

Our policies for Asia ex Japan are based on the relevant laws, regulation, market specific guidelines and market practice for each market. These all have in common the principles of accountability, transparency, fairness and responsibility.

Our approach to voting and corporate engagement is also informed by guidance on exercising ownership responsibilities issued by organizations such as the United Nations (the Principles of Responsible Investment) and the International Corporate Governance Network.

We are active members of each of these organisations and thus believe our principles are consistent with their guidance.

“COMPLY OR EXPLAIN” APPROACH

In certain Asian markets, local corporate governance guidelines are underpinned by an approach that allows companies not to adopt recommended practices as long as a cogent explanation has been provide for the non-compliance with the particular practice. BlackRock expects companies that do not follow recommended practices in these markets to provide explicit justification of any deviation from market based practice, explaining how these serve the interests of the company’s owners.

ENGAGEMENT

BlackRock takes an integrated approach to corporate governance and engagement, to the extent possible, as we believe this approach results in both better informed decisions and a more consistent dialogue with companies. Activities are coordinated by the Asia ex Japan Corporate Governance and Responsible Investment (CGRI) team.

We have meetings and discussions with board directors to discuss aspects of corporate governance such as management of succession planning of the board, executive remuneration, board structure and performance, related party transactions, quality of company disclosure and any environmental and social issues which we believe have the potential to unnecessarily increase the risk profile of the company. We will also participate in joint intervention with other shareholders where concerns have been identified by a number of investors. Alternatively, we may consider reducing our holding in, or publicly opposing management of, a company which is unresponsive to shareholder concerns.

PROXY VOTING APPROACH

BlackRock is one of the world’s largest institutional investors, with extensive experience globally. The universe we cover in Asia ex Japan includes but is not limited to Bangladesh, China, Hong Kong, India, Indonesia, Kazakhstan, Malaysia, Pakistan, Papua New Guinea, Philippines, Singapore, South Korea, Sri Lanka, Taiwan, Thailand & Vietnam. BlackRock aims to vote at 100% of the annual and extraordinary shareholder meetings where we have the voting authority to do so.

These guidelines will be used to assist BlackRock in assessing proposals presented at shareholder meetings. When assessing any proposal put to shareholders BlackRock takes into account the unique circumstances of the relevant company and our assessment of the impact of such a proposal on the sustainable growth of the company. We aim to engage with management or members of the board, as appropriate, on contentious and high profile issues before determining how to vote. At a minimum BlackRock expects companies to meet the regulatory requirements of company law, listing rules of local exchanges and any regional corporate governance codes.

1.	www2.blackrock.com/global/home/AboutUs/ProxyVoting/Index.htm

CORPORATE GOVERNANCE AND PROXY VOTING GUIDELINES

These guidelines are divided into seven key themes as follows:

•	Board and directors;

•	Accounts, auditors and audit-related issues;

•	Risk management;

•	Capital Structure, mergers, asset sales and other special transactions;

•	Remuneration and benefits;

•	Social, ethical and environmental issues;

•	General corporate governance matters.

BOARDS AND DIRECTORS

Composition of the board of directors

The board of a company should comprise competent, experienced and independent directors who can discharge their duties to shareholders. Independence allows directors to provide objective oversight in the decision-making process of the board without any conflicts of interest or undue influence from connected parties.

Disclosure of director information

BlackRock expects the following information to be disclosed in the annual report and company website:

•	Directors full name and age

•	Date appointed to the board

•	Brief biography detailing the directors past roles and experience

•	Details of any current dealings with the company

•	The company’s assessment of the director’s independence

Particularly when a director is seeking election/re-election it is imperative the above information is provided to allow us to determine whether or not to support a re-election. Where this information is not forthcoming in the situation where a director is seeking election/re-election BlackRock may consider voting against the re-election of that director.

Independence – definition

An independent director is a director who is not a member of management (a non-executive director) and who:

•	is not a holder of more than 1% of issued capital of the company or an officer or otherwise associated directly or indirectly with a holder of more than 1% of issued capital of the company;

•	has not within the last three years been employed in an executive capacity by the company or another group member or been a director after ceasing to hold any such employment;

•	has not within the last three years been a principal or employee of a material professional adviser or a material consultant to the company or another group member;

•	is not a material supplier or customer of the company or another group member or an officer of or otherwise associated directly or indirectly with a material supplier or customer;

•	has no material contractual relationship with the company or another group member other than as a director of the company;

•

is free from any interest and any business or other relationship which could, or could reasonably be perceived to, materially interfere with the director’s ability to act in the best interests of the company.

Length of service

BlackRock believes that shareholders are best served when there is orderly renewal of the board as this should result in directors with accumulated experience while at the same time introduce fresh minds and experience to the board. An effective renewal process will ensure non-executive directors do not serve for such lengths of time that their independence may be impaired.

BlackRock will consider voting against the re-election of directors who have been on the board for a significant period of time and there is no evidence of board renewal.

Meetings

Directors should ensure they attend all board and relevant committee meetings. BlackRock will consider voting against a director who fails to attend fewer than 75% of board and relevant committee meetings for two consecutive years, unless compelling reasons for the absenteeism have been disclosed. However, BlackRock will disregard attendance in the first year following appointment as the director may have had commitments made prior to joining the board.

Conflicts of interest

BlackRock believes that all non-executive directors should be free from material conflicts of interest. Non-executive directors, their immediate family or related professional company, which has provided material professional services to a company at any time during the last three years, may be placed in a position where they may have to make decisions that may place their interests against those of the shareholders they represent. BlackRock may vote against the re-election of a director where an identified conflict of interest may pose a significant and unnecessary risk to shareholders.

All potential conflicts of interest should be declared prior to appointment and at each board meeting in relation to a specific agenda item.

Committees

Appropriately structured board committees provide an efficient mechanism which allows the board to focus on key issues such as audit, board renewal, remuneration, risk and any other issues deemed important. Board committees can also provide an important role dealing with conflicts of interests.

BlackRock expects all companies to establish an audit committee, comprising a majority of independent members, an independent chair and with at least one member having appropriate accounting or related financial background.

Where the audit committee does not comprise a majority of independent directors and the chair is not independent, BlackRock will consider voting against the re-election of non-independent members of the audit committee. Further, where BlackRock has evidenced a failure of the audit committee relating to the preparation of financial statements, fraud and general accountability to shareholders, we will consider voting against the re-election of members of the audit committee.

All committees should have written terms of reference which should, inter alia, clearly set out the committee’s roles and responsibilities, composition, structure, membership requirements and the procedures for inviting non-committee members to attend meetings. All committee terms of reference should be available to investors on the company’s website. All committees should be given the power and resources to meet their obligations under the terms of reference. This will include the right of access to management and the ability to select service providers and advisors at a reasonable cost to the company.

The chairman of a committee should be independent and have a majority of independent directors. It is preferable for the chairman of the board not to chair board committees as this may lead to a concentration of power in a single director.

Separation of chairman and CEO position

We believe that independent leadership is important in the board room. In the US there are two commonly accepted structures for independent board leadership: 1) an independent chairman; or 2) a lead independent director. We generally consider the designation of a lead independent director as an acceptable alternative to an independent chair if the lead independent director has a term of at least one year and has powers to: 1) set board meeting agendas; 2) call meetings of the independent directors; and 3) preside at meetings of independent directors. Where a company does not have a lead independent director that meets these criteria, we generally support the separation of chairman and CEO.

ACCOUNTS, STATUTORY REPORTS, AUDITORS AND AUDIT-RELATED ISSUES

BlackRock recognizes the critical importance of financial statements that provide a complete and accurate portrayal of a company’s financial condition. Consistent with our approach to voting on boards of directors, we seek to hold the audit committee of the board responsible for overseeing the management of the audit function at a company, and may consider voting against the re-election of members of the audit committee where the board has failed to facilitate quality, independent auditing. We take particular note of cases involving significant financial restatements or material weakness disclosures.

BlackRock expects these key documents to be disclosed in a timely and effective fashion (as determined by the relevant set of listing rules) in order for shareholders to make an informed voting decision. Where key documents which are subject to vote by shareholders are not made available to shareholders in a timely manner, BlackRock will consider voting against the adoption of such documents.

RISK MANAGEMENT

BlackRock believes that the board is responsible for assessing a company’s risk profile relative to its business. Companies should implement controls and processes to oversee, manage and control the risks relevant to their business. BlackRock expects companies to disclose how these risks are being managed in their annual report.

CAPITAL STRUCTURE, MERGERS, ASSET SALES AND OTHER SPECIAL TRANSACTIONS

Due to the evolution of the various regional economies and role of the state, many Asian companies conduct transactions with connected/related parties. These can be categorized as non-recurring transactions and recurring/ continuing services agreements. Where shareholders are required to vote on such transactions BlackRock expects companies to follow the associated listing rules and principles of disclosure outlined in the relevant corporate governance code. BlackRock also believes that the independent directors should ratify substantial transactions and related parties should abstain from voting. Where the above information is not disclosed and action not taken to protect the rights of independent shareholders, BlackRock will consider voting against such proposals.

COMPENSATION AND BENEFITS

The key purpose of compensation is to reward, attract and retain competent directors, executives and other staff who are fundamental to the long term sustainable growth of shareholder value, with reward for executives contingent on controllable outcomes that add value. Each company faces different issues at different times, has different value drivers and accordingly, BlackRock believes that each company should structure their compensation policies and practices in a manner that suits the needs of that particular company.

Whilst the level of fixed compensation is not considered to be particularly controversial in the majority of Asian companies, administration and disclosure of the structure of equity based incentive schemes can be an issue. BlackRock believes that the executives should not sit on the compensation committee. The compensation committee is responsible for ensuring the transparency of compensation structures; in particular, disclosure and structure of performance based pay.

Where BlackRock believes the compensation committee has failed in its role, we will consider voting against the re- election of members of the committee.

SOCIAL, ETHICAL AND ENVIRONMENTAL ISSUES

BlackRock expects listed companies to disclose all material risks and opportunities relating to SEE issues and how they are managed. The framework for disclosure should include but not be limited to:

•	Identification of SEE risks specific to company

•	Clear outline of board and management responsibilities on SEE issues

•	Policies and processes to manage SEE risks as well as an explanation of how they are implemented and monitored

•	Disclosure of key targets and indicators across the whole company

•	Regular reporting on performance against policies and targets

Where BlackRock has concerns regarding the disclosure and management of SEE issues, we may consider voting against the election/re-election of directors, who are ultimately responsible for such issues.

GENERAL CORPORATE GOVERNANCE MATTERS

Amendments to articles of association

These proposals vary from routine changes to reflect regulatory change to significant changes that substantially alter the governance of the company. We will review these proposals on a case by case basis and support those proposals that we believe are in the best interests of shareholders

Anti-takeover devices

BlackRock believes that transactions or practices that are intended to impede a potential takeover can be limiting to shareholders. BlackRock will generally not support proposals that introduce or renew anti-takeover devices.

Bundled proposals

We believe that shareholders should have the opportunity to review substantial issues individually without having to accept bundled proposals. Where several measures are grouped together, BlackRock may reject the overall proposal if it includes those that contradict or impede the rights and economic interests of shareholders.

Shareholder proposals

Whilst we recognize the importance of the right of shareholders to submit proposals to general meetings in jurisdictions where this is permitted, we will not support those that are frivolous or that cover any issues that we believe the board or management is or has addressed adequately. We will support shareholder proposals that we believe enhance shareholders’ rights or are in the best economic interests of shareholders.

CHINA

REGULATORY ENVIRONMENT

Corporate governance of Chinese companies is primarily regulated by:

•	Company Law of 1993 (as amended) (Company Law);

•	Securities Law of 1998 (as amended);

•	Code of Corporate Governance for Listed Companies in China (Code);

•	Guidelines for introducing Independent Directors to the Board of Directors of Listed Companies (the Guidelines);

•	China Securities Regulatory Commission (CRSC) and the State Economic and Trade Commission (SETC). This is based on a comply-or explain approach;

•	Guidelines on Articles of Association of Listed Companies; Several Opinions Concerning Further Improvement of Information Disclosure by Offshore Listed Companies.

BOARDS AND DIRECTORS

China has adopted a two-tier structure of board governance, consisting of both a management board (board of directors) and a supervisory board. The CRSC stipulates the board of directors of a listed company comprise a minimum of five directors and a maximum of nineteen, with one third being independent. The board of directors is the main decision making authority, while the supervisory board provides oversight of the management board and approves major business decisions.

BlackRock will consider voting against the election/re- election of members of the board of directors in the following circumstances:

•

Where BlackRock assesses a board of directors to comprise less than one third independent directors, BlackRock may consider voting against the re-election of all or some of the non-independent supervisory board directors.

•	Where a director has certified accounts of another company where a serious and material re-statement of accounts has occurred.

•	Where the performance of the company has been poor over a period of three years or more and there have been no apparent measures to address performance related issues

The supervisory board must have a minimum of three members, comprising shareholder and employee representatives. No less than one third of members are required to be employee representatives. The supervisory board should be independent of the board of directors, and thus, directors, managers, and financial officers should not be supervisors.

BlackRock will generally support the re-election of members of supervisory boards where the structure of the supervisory board meets the requirements of Chinese Company Law.

However, BlackRock will consider voting against the re- election of a supervisory board member where we have concerns regarding the performance of the candidate, the candidate has a relationship with the external audit firm or the candidate is a former executive.

RELATED PARTY TRANSACTIONS

Related party transactions are common in Chinese listed companies. Shareholder approval is required when transactions involve the company and its directors or a shareholder controlling more than 10% of voting rights. All transactions must be authorized by the board of directors.

All material related party transactions2 should be subject to ratification by shareholders. Meeting materials should include an audit report issued by a CPA firm on the subject matter of the transaction.

BlackRock assesses related party transactions on a case by case basis. Where a company fails to provide an audit report on the subject matter of the transaction and/or the explanatory notes fail to provide a cogent explanation for the transaction, BlackRock will consider voting against the transaction.

2.

As defined by the Listing of Stock on the Shanghai Stock Exchange a material related party transaction is more than RMB 30 million and accounts for more than 5% of the absolute value of the listed company’s latest audited net assets.

It is also common practice for Chinese companies to establish group finance companies (GFCs) to provide a range of financial services (mainly deposit, loan and settlement related) to group members, subsidiaries and affiliates.

Shareholder approval is required when a company makes deposits to, obtains loans from and/or receives other forms of services from a GFC.

With the exception of approving unsecured deposits, BlackRock will generally support loan guarantees. In cases where the total amount of guarantees is extremely high compared with the overall value of net assets and the company has not provided a clear rationale in the explanatory notes, BlackRock will consider voting against the transaction.

Where the transaction involves the deposit of unsecured funds with a GFC and such funds may be lent within the group without shareholder approval, BlackRock will consider voting against such transactions unless a cogent explanation is provided in the explanatory notes which justify the transaction.

ALLOCATION OF PROFITS/DIVIDENDS

In China, companies are required to submit to shareholders for approval the allocation of income. These proposals are generally not contentious and supportable. However, where dividend payout ratios appear, without explanation, to be too high or too low BlackRock will consider voting against such proposals.

CAPITAL MANAGEMENT

Issuance of shares

The CSRC restricts listed companies from issuing shares under a private placement to not more than 10 specific parties. Further, the issue prices will not be less than 90% of the company’s A shares, 20 trading days from the announcement date and there is a trading lock of 12 months as of the end of the offering for minority shareholders and 36 months controlling shareholders.

Unlike other Asian jurisdictions, such as Hong Kong, Chinese companies do not as a general rule ask for general mandates in order to issue shares without pre-emptive rights.

Where a company puts a specific mandate to shareholders for the issue of shares without pre-emptive rights BlackRock expects to see as a minimum disclosure of the following information:

•	Type and amount of securities;

•	Pricing method or price range;

•	Purpose of the use of the funds to be raised;

•	Validation period of the proposal.

Issuance of debt instruments

Chinese regulation requires shareholders to grant the board of directors authority to issue and/to trade in non- convertible and convertible debt instruments.

BlackRock will assess such proposals on a case by case situation and take into account current debt ratios and possible increased risk to shareholders.

Authority to trade in company stock

Another routine proposal seen in Chinese companies is a request for shareholders to authorize the board to repurchase or trade in its own shares. Chinese Company Law provides certain restrictions around repurchasing and trading in a company’s own shares. When assessing such proposals, BlackRock expects to see as a minimum disclosure of the following:

•	The maximum number of shares that can be repurchased;

•	How the pricing method or price range is determined;

•	The expiration period for the authority.

Where a company fails to disclose the above information or BlackRock believes the authority is not in the best interests of shareholders, we will consider voting against such proposals.

HONG KONG

REGULATORY ENVIRONMENT

The Securities Futures Commission (SFC) administers the Securities and Future Ordinance, the Companies Registry administers the Companies Ordinance and the Listing Rules of the Stock Exchange of Hong Kong (Listing Rules) and the new code on corporate governance which forms part of the Listing Rules (Code) that oversee publicly listed companies.

BOARDS AND DIRECTORS

Hong Kong companies have a one tiered board structure. The SEHK Listing Rules require a board to comprise at least one third independent3 directors and include a minimum of three independent directors.

Where the board does not comprise at least one third independent directors, BlackRock will consider voting against the re-election of non-independent directors.

APPROVAL OF THE ISSUANCE OF SHARES WITHOUT PRE-EMPTIVE RIGHTS

The Listing Rules require shareholder approval for the issue shares without pre-emptive rights. Companies can seek a general mandate to issue up to 20% of the existing issued share capital of the issuer. Companies can also seek a separate mandate to issue repurchased shares (up to a maximum of 10% of existing share capital). Such mandates are valid for 12 months. Shares issued under these mandates can be issued with a maximum 20% discount to the market price.

It is common for Hong Kong listed companies to seek such shareholder mandates at annual general meeting. While BlackRock supports board decisions regarding capital management, approval of these two mandates could involve significant dilution of non-participating shareholders.

BlackRock will assess such requests on a case by case basis. When assessing such proposals BlackRock expects to see as a minimum disclosure of the following:

•	Recipients of the proposed equity issue;

•	Details of any discounts to be offered and the rationale behind any proposed discount;

•	The basis of determining the issue price;

•	How the funds raised will be used:

•	Alternatives considered by the company;

•	Impact, if any on change of control;

•	Conversion rates on equity (if applicable).

In BlackRock’s view the aggregate issuance request in respect of these two mandates should not, unless a cogent explanation is provided, exceed 20% of issued capital and the discount to apply to the shares should not exceed 10% of the market value.

BlackRock will consider voting against such proposals where:

•	Without a cogent explanation the aggregate issuance request exceeds 20%;

•	Without a cogent explanation the discount to apply to the market price of the shares exceeds 10%; and

•	The explanatory notes fail to disclose the above information.

RELATED PARTY TRANSACTIONS

A common feature of companies listed in Hong Kong is the presence of family controlled companies. The Listing Rules require certain transactions referred to as “connected transactions”4 to be disclosed and subject to approval by independent shareholders. Prior approval of independent shareholders (i.e. excluding any connected persons) at a general meeting will be required before a transaction can proceed.

Related party transactions can be transaction specific or may relate to a mandate to approve to

3.	Independence is defined under Listing Rule 3.13 of the SEHK. This definition is consistent with the definition used by BlackRock on page 3.
4.

A connected transaction is a transaction between a company and a “connected person” as defined by Listing Rule 14A.11 and includes a person who is a promoter, director, CEO, former director (within the last 12 months) or a shareholder controlling 10% or more of voting capital or a relative of such persons.

continue to enter into existing connected transactions. BlackRock will assess all related party transactions on a case by case basis. When assessing related party transactions BlackRock expects to see as minimum disclosure of the following:

•

A report from an independent financial advisor that contains a statement which provides, inter alia, an opinion as to whether the transaction is on normal commercial terms, in the ordinary and usual course of business, fair and reasonable and in the interests of the company and its shareholders as a whole and whether the independent shareholders should vote for the transaction;

•	The pricing terms; and

•	Any annual limits for an on-going mandate;

Where a report from an independent financial advisor has not been provided to shareholders and/or BlackRock is of the view that the related party transaction is not in the interests of all shareholders, we will vote against such proposals.

INDIA

REGULATORY ENVIRONMENT

The framework for India’s corporate governance practices is contained in The Companies Act, 1956 (Companies Act) and Clause 49 of the listing requirements of the Securities and Exchange Board of India (SEBI).

BOARDS AND DIRECTORS

Listed Indian companies have a one tiered board structure. Clause 49 requires a board to comprise not less than 50% non-executive directors. Where the chairman of the board is a non-executive director, at least one third of the board should comprise independent5 directors and where the chairman is an executive; at least 50% of the board should comprise independent directors.

BlackRock expects proxy statements to make clear disclosure regarding the independence of directors.

Where the structure of the board, without explanation, does not comply with Clause 49, BlackRock will consider voting against the election of all non-independent non-executive directors.

REMUNERATION AND BENEFITS

Non-executive directors

Under the Companies Act non-executive directors can be paid attendance fees and commission, where the maximum payable is expressed as a percentage of net profits. When a company does not make a profit shareholder approval must be obtained to pay non-executives any commission.

Indian companies often seek shareholder approval to pay commission, expressed as an amount not exceeding a percentage of the company’s net profit, to non-executive directors. Such authority is valid for a period of five years. BlackRock will normally support such proposals unless compensation issues have arisen in the past.

Executive directors

The Companies Act provides limits on the amount of remuneration paid to CEO’s and executive directors. Further the Companies Act does not permit companies to pay executive directors when a company has no profits or the profits are inadequate unless consent from shareholders is received. Consent is also required if the amount paid to executives exceeds the limit set by the Companies Act.

When assessing proposals that require shareholder consent to pay executive directors above the Companies Act limit or when a company has reported a loss, BlackRock will take into account the factors that have contributed to the performance of the company and the quantum of remuneration.

Appointment of CEO and approval of remuneration package

A routine proposal for Indian annual general meetings is the appointment of executive directors for a period of up to five years and approval of their remuneration packages. Unless BlackRock has concerns regarding the past performance of the executive directors and / or the remuneration packages appear, without explanation, to be excessive such proposals are generally supported. However, BlackRock does expect to see as minimum disclosure of the following:

•	All elements of the remuneration package of individual directors such as salary, bonuses, stock options and pensions;

•	Details of fixed component and performance linked incentives along with performance criteria;

•	Details of service contracts, notice period and any severance fees; and

•	Stock option details including details on any discounts given and the exercise period of the options.

BlackRock will however, consider voting against an executive director’s remuneration package if the executive director is a member of the remuneration committee.

5.	Independence is defined under the Securities and Exchange Board of India Listing Clause 49 (A) (iii). This definition is consistent with the definition used by BlackRock on page 3.

Employee stock option plans

In accordance with the requirements of the SEBI, shareholder approval is required if a company wants to issue options to employees under a stock option plan. When considering such proposals. BlackRock does expect to see as minimum disclosure of the following:

•	Number of securities to be issued;

•	Recipients, including any members of the remuneration committee;

•	Performance measures;

•	Performance period;

•	Vesting conditions.

BlackRock will consider voting against the introduction or renewal of equity based incentive plans if:

•	The above information has not been disclosed;

•	Members of the remuneration committee are recipients of equity from the plans they administer.

CAPITAL STRUCTURE

BlackRock believes the board is in the best position to determine the appropriate approach to capital management. When requesting shareholder approval of capital management related proposals, we take into account; inter alia, the level of disclosure and the potential dilution to existing shareholders.

Share issuances

When shareholder approval is requested for a general issuance of shares, BlackRock expects to see as a cogent explanation for the proposed issue;

Pledging of assets for debt

When companies seek shareholder approval to increase borrowing powers and /or pledge assets for debt we expect the following information to be disclosed in the explanatory note:

•	Existing debt levels;

•	A clear rationale for the requested increase in debt;

•	The intended use of the funds and how this aligns with strategy

Where this information has not been disclosed, BlackRock will consider voting against such proposals.

INDONESIA

REGULATORY ENVIRONMENT

The framework for Indonesia’s corporate governance is contained in the Indonesian Company Law (Company Law), Capital Markets Law, Bapepam Rule Book issued by the Capital Market Supervisory Agency (Bapepam), the Listing Rules of the Indonesian Stock Exchange (Listing Rules) and the Indonesian Code for Good Corporate Governance (Code). Whilst the ISX Listing Rules related to corporate governance are mandatory, the code follows a comply-or-explain disclosure regime. BlackRock expects Indonesian companies to comply with the Code, or alternatively provide a cogent explanation for non-compliance.

BOARDS AND DIRECTORS

Indonesian companies generally have a two tired board system comprising a board of directors and a board of commissioners. A commissioner cannot serve concurrently as a director, manager or employee of the company.

The role of the board of commissioners is to supervise the board of directors, ensure the company fulfills all its legal obligations and protects the interests of shareholders. The ISX Listing Rules requires 30% the board of commissioners to be independent. They also require at least one unaffiliated director on the board of directors.

Where the structure of the company’s board of directors and/ or board of commissioners does not meet the requirements of the Listing Rules, BlackRock will consider voting against the re-election of non-independent directors and/or commissioners.

Disclosure remains a concern in Indonesia with names and biographies of director nominees often not disclosed in advance of the meeting. BlackRock expects companies to disclose full details of directors and commissioners and identify directors and commissioners who are independent. Where companies have not disclosed information on directors and commissioners BlackRock will consider voting against their re-election.

It is also common for director elections to be voted on as a bundled proposal. Where the directors and commissioners are elected by slate, BlackRock will consider voting against the entire slate if less than 30% of commissioners are not independent.

DIRECTOR REMUNERATION

Indonesian companies routinely seek shareholder approval to fix the fees of directors and commissioners. When assessing such proposals, BlackRock expects full disclosure of salaries and any limit which may apply. Where this information has not been provided, BlackRock will consider voting against such proposals.

MALAYSIA

REGULATORY ENVIRONMENT

The framework for Malaysia’s corporate governance is contained in the Companies Act, the Securities Industry Act, the Listing Rules of the Malaysia Securities Berhad (Listing Rules) and the Malaysian Code on Corporate Governance (Code). The Code follows a comply-or-explain approach.

BOARDS AND DIRECTORS

Listed Malaysian companies have a one tiered board structure. The Listing Rules require that at least two directors or one-third of the board of directors are independent.

Where the structure of the board does not meet the Listing Rules and a cogent explanation has not been provided, BlackRock will consider voting against the re-election of non-independent directors.

PHILIPPINES

REGULATORY ENVIRONMENT

The framework for Philippine’s corporate governance is contained in the Corporation Code of the Philippines, the Securities Regulation Code, The Philippines Stock Exchange Listing Rules and the Philippine Code of Corporate Governance (Code), a mandatory code issued by the Securities and Exchange Commission (SEC) and the Philippines Guidelines on Nomination and Election of Independent Directors (Guidelines). The rules of the Code are required to be embodied in a manual that can be used as a reference by members of the board and management. Companies are required to submit their manual to the SEC and further the manual shall be made available for inspection by any shareholders.

BOARDS AND DIRECTORS

Listed Philippine companies have a one-tiered board structure. The Code on Corporate Governance requires public company boards to comprise a minimum of five directors and in addition to this boards must have a minimum of the greater of two directors or 20% of the board being independent6. The Code also states that “The roles of Chair and CEO should, as much as practicable, be separate”

Where the structure of a board, without explanation, does not meet the requirements of the code, BlackRock will consider voting against the re-election of non-independent directors.

RATIFICATION OF PREVIOUS CORPORATE ACTS

This is a routine request for Philippine companies. Shareholders are asked to ratify the acts and resolutions referred to in the proposal that have been done in the ordinary course of the business of the company. In general, BlackRock is supportive of such proposals, unless a shareholder states a specific reason to vote against the proposal.

6.	Independence is defined under the Philippine Code of Corporate Governance, Article 1 (e). This definition is consistent with the definition used by BlackRock on page 3.

SINGAPORE

REGULATORY ENVIRONMENT

The framework for Singapore’s corporate governance is contained in the Code of Corporate Governance (Code), the Companies Act (Act), the Listing Manual of the Singapore Stock Exchange (SGX) and the Code on Takeovers and Mergers. The MAS and the SGX jointly oversee the Code of Corporate Governance, which follows a comply-or- explain approach.

In Singapore, disclosure of relevant information in this market is robust relative to other markets in the region and there are few impediments to proxy voting.

BOARDS AND DIRECTORS

Listed Singaporean companies have a one tiered board structure. Under the Code at least one-third of directors should be independent7. Where the chairman is not independent the Code requires independent directors to make up at least half of the board. Where the structure of the board does not meet the requirements of the Code and a cogent explanation has not been provided, BlackRock will consider voting against the re-election of all non- independent non-executive directors up for re-election.

CAPITAL STRUCTURE

BlackRock believes the board is in the best position to determine the appropriate approach to capital management. When requesting shareholder approval of capital management related proposals, we take into account; inter alia, the level of disclosure and the potential dilution to existing shareholders.

Share issuances

Under the SGX Listing Manual shareholder approval is required for the board to issue shares and convertible securities. The SGX Listing Manual provides limits with respect to issuances as follows:

•	The aggregate number of shares issued by way of a renounceable rights issue on a pro rata basis to shareholders does not exceed 100% of the issued shares in the capital of the company;
•	The aggregate number of shares to be issued other than by way of renounceable rights issues does not exceed 50% of the issued shares in the capital of the company;

•	Of the 50% limit, the number of shares to be issued other than on a pro rata basis to shareholders does not exceed 20% of the issued shares in the capital of the company;

•	The number of shares to be issued by way of renounceable rights issues and other issuances does not; in aggregate exceed 100% of the issued shares in the capital of the company.

For proposals relating to issuances without pre-emptive right, BlackRock expects to see as a minimum disclosure of the following:

•	Recipients of the proposed equity issue;

•	Details of any discounts to be offered and the rationale behind any proposed discount;

•	The basis of determining the issue price;

•	How the funds raised will be used:

•	Alternatives considered by the company;

•	Impact, if any on change of control;

•	Conversion rates on equity (if applicable).

Unless a cogent explanation is provided, BlackRock will consider voting against proposals where the aggregate number of shares and/or convertible securities issued by way of a renounceable rights issue on a pro rata basis to shareholders exceeds 50% of the company’s outstanding shares;

BlackRock will also consider voting against proposals relating to issuances involving pre-emptive rights where the above disclosures have not been made and/or the aggregate number of shares and/or convertible securities issued by without pre-emptive rights should not exceed 15% of the company’s outstanding shares. Further, BlackRock will consider voting against such proposals where, without explanation, the issuance is at a discount exceeding 10%.

7.	Independence is defined under the Singapore Code of Corporate Governance, Principle 2.3. This definition is consistent with the definition used by BlackRock on page 3.

REMUNERATION AND BENEFITS

Best practice encourages companies to implement incentive schemes with robust performance criteria and vesting periods, minimal dilution and effective and independent administration.

The Listing Manual requires shareholder approval of share option schemes and share schemes. When assessing stock option and share plans BlackRock expects to see, as a minimum, disclosure of the following:

•	Proposed participants in the scheme;

•

The maximum number of shares or options that can be issued under the scheme. A cogent explanation where the maximum number of shares or options exceeds 5% of issued capital for a mature company and 10% for an early phase/development company;

•	Any material conditions relating to the vesting of the options or shares;

•	Any discounts to the issue price and rationale for such discounts;

•	The scheme should not allow for re-pricing of options.

Where, without explanation, the above disclosures have not been made or BlackRock considers other features of the scheme are not in the best interests of shareholders, we will consider voting against such schemes.

Where a company has an option or share scheme, shareholder approval is required for participation of controlling shareholders and their associates. Further, any grant of options to a director or employee of the issuer’s parent company and its subsidiaries that, together with options already granted to the person under the scheme, represents 5% or more of the total number of options available to such directors and employees, must be approved by independent shareholders. A separate resolution must be passed for each such person and to approve the aggregate number of options to be made available for grant to all directors and employees of the parent company and its subsidiaries.

When assessing equity grants to directors or employees BlackRock expects full disclosure of the key features of the scheme under which the options or shares are to be issued. Where this information has not been disclosed, BlackRock will consider voting against such proposals.

RELATED PARTY TRANSACTIONS

The Listing Manual requires shareholder approval of related party8 transactions. Singaporean companies can seek shareholder approval for a single related party transaction or a general mandate for recurrent transactions of a revenue or trading nature or those necessary for the company’s day to day operations such as the purchase of supplies and materials, but not in respect of the purchase or sale of assets, undertakings or businesses. Where a general mandate is requested, such transactions must be carried out on normal commercial terms and conditions and be reviewed by the audit committee.

While BlackRock will assess related party transactions on a case by case basis, we do expect such transactions to be carried out on normal commercial terms and conditions. In respect of proposals relating to related party transactions we expect, as a minimum, disclosure of the following:

•	Full discourse of the nature of the transaction, including details of the related parties involved;

•	The pricing terms; and

•	Any annual limits for an on-going mandate.

8.

Mainboard Rule 904 (4) defines an “interested person” as (i) a director, CEO, or controlling shareholder of the issuer (ii) an associate of any such director, chief executive or controlling shareholder.

SOUTH KOREA

REGULATORY ENVIRONMENT

The framework for South Korea’s corporate governance is centered upon the Commercial Act, the Capital markets and Financial Investment Business Act, and the Stock Market Listing Regulations (Listing Regulations). The Committee on Corporate Governance has also released the Code of Best Practices for Corporate Governance (Code), which follows a comply-or-explain approach.

The Commercial Act imposes two sets of corporate governance standards on listed companies – one for those with assets larger than KRW 2 trillion (Large Companies) and those with assets between KRW 2 trillion and KRW 100 billion (Small Companies).

A feature of South Korean companies is that the majority of companies are controlled by family owned conglomerates known as “chaebol”. Chaebol’s often comprise several companies, across a wide range of industries, management and control (via a series of complex cross-shareholdings).

BOARDS AND DIRECTORS

Pursuant to the Commercial Act, Large Companies are required to have a one-tired board structure, while Small Companies can have either a one-tired board structure or a two-tiered structure comprising a board of directors and a board of corporate auditors.9

The Code states that the number of outside directors10 should be a minimum of two and in the case of Large Companies, the Code recommends that half of the directors comprise outside directors, with no less than three being outside directors. The exception to this is where a Large Company has a single controlling shareholder (i.e. more than 50% of voting power) and in such cases a majority of outside directors is not required.

The Code also recommends for Large Companies the chairman not be a representative of management. Where this recommendation has not been met the Code states that it is desirable to elect an outside director to act as a representative for the other outside directors.

Where the structure of a board does not meet the requirements of the Code and a cogent explanation has not been provided, BlackRock will consider voting against the re-election of all non-outside directors.

STATUTORY AUDITORS

The position of statutory auditor is quite specific to South Korea. Companies which have a two-tiered board structure must appoint one or more statutory auditors. The function of the statutory auditor is similar to that of the audit committee11. Key features of the role are to supervise and ensure the directors are discharging their duties as well as oversee the financial reporting of the company.

BlackRock expects statutory auditors to comprise outside directors and at least one should have an auditing background. Where this is not the case or we have concerns regarding past actions of statutory auditors, BlackRock will consider voting against their re-election.

REMUNERATION

Outside directors

Korean law requires shareholders to approve a cap on total cash fees paid to outside directors. When directors want to increase the fee cap, shareholder approval must be sought. BlackRock considers requests for an increase in the fee cap on a case by case basis. We expect the explanatory notes to the meeting to clearly explain why the increase is being sought, the proposed level of outside director fees, including additional amounts for service on committees and any proposed changes to the size of the board to be disclosed.

Outside directors should not receive performance based remuneration as to do so would more closely align their interests with those of management, whose performance and remuneration they are intended to monitor on behalf of shareholders.

9.	The definition of Statutory Auditor as per the Amended Korean Commercial Code
10.	The definition of Outside Director as per the Korean Code of Best Practices for Corporate Governance, Section 4, is consistent with the definition used by BlackRock on p 3
11.	Section 13 of the Korean Code of Best Practice for Corporate Governance.

Outside directors should not receive any form of service contingent retirement benefit apart from statutory superannuation remuneration. Such remuneration merely rewards a non-executive director for long service and may inhibit a non-executive director from resigning from the board if an issue of conflict or any other issue that would impair a director’s independence arises. BlackRock will consider voting against proposals to grant retirement benefits to outside directors.

TAIWAN

REGULATORY ENVIRONMENT

The framework for Taiwan’s corporate governance is centered upon The Company Act (Act), the Securities and Exchange Act (SEA), The Taiwan Stock Exchange (TSE) and GreTai Securities Market (GTSM) listing rules (Listing Rules) and The Corporate Governance Best-Practice Principles for Taiwan Stock Exchange/GreTai Securities Market (TSE/ GTSM) Listed Companies (Principles). The Principles provide the framework for corporate governance in this market. The Principles include the protection of shareholders’ rights, the strengthening of corporate boards in their supervisory duties, the acknowledgement of stakeholders’ rights, and the importance of information transparency. The Principles follow a comply-or-explain approach.

BOARDS AND DIRECTORS

Taiwanese companies typically have a two-tiered board structure comprising a board of directors and supervisors. The role of the board of supervisors is to provide oversight of directors and management. According to the Listing Rules every board should have at least two independent12 directors and one independent supervisor. Also, independent directors should make up one-fifth of all board members. In respect of the supervisory board there are currently no legal requirements or principles relating to independence. BlackRock believes that the board of supervisors should comprise a majority of independent directors and have at least one member with an accounting and /or audit background.

Where the structure of a board does not meet the above independence requirements, BlackRock will consider voting against the re-election of non-independent directors. With respect to supervisory boards, BlackRock expects such boards to comprise a majority of independent directors. Where this is not the case BlackRock will consider voting against the re-election of non-independent supervisory board members.

NON-COMPETE RESTRICTION

The Act states that, “a director who does anything for himself or on behalf of another person that is within the scope of the company’s business, shall explain to the meeting of shareholders the essential contents of such an act and secure its approval”. This means that shareholder approval is required to release directors from this restriction. Approval of such proposals allows company directors to serve on the boards of other companies and conduct activities which may be considered to compete with the business affairs of the company.

When assessing such proposals BlackRock expects, as a minimum, disclosure of the following:

•	Name of the other companies that the director intends to serve as a directors; and

•	Full details of the businesses in which these other companies operate.

Where we believe that there is no potential conflict of interest if the director serves on the other identified boards, BlackRock will generally support such proposals. Where, however, the above information has not been disclosed or we are concerned that there is potential conflict, BlackRock will vote against such proposals.

GENERAL CORPORATE GOVERNANCE MATTERS

Corporate governance principles are still considered optional in this market and therefore the Taiwanese market is characterized by poor disclosure and the late release of proxy information, sometimes after voting cut-offs. BlackRock will also consider voting against proposals where there is insufficient and/or if the information has not been provided at least 10 days ahead of the meeting.

12.	Article 9 of the Taiwan Stock Exchange listing rules

THAILAND

REGULATORY ENVIRONMENT

The framework for Thailand’s corporate governance is centered upon the Public Limited Companies Act (PLCA), the Securities and Exchange Commission (SEC), the Stock Exchange of Thailand (SET) and the SET’s Code of Best Practice for Directors of Listed Companies (Code). The code takes a “comply or explain” approach with companies required to disclose the extent of their compliance with the Code on an annual basis.

BOARDS AND DIRECTORS

Thai companies typically have a unitary board structure. The Code recommends that there be a minimum of three independent directors and at least one-third of the board of directors should be independent and the chair also be independent. It is noted that at most Thai companies the role of chairman and CEO is combined despite the recommendation of the code that the positions be separated.

Where a board does not, without explanation, meet the independence requirements of the Code, BlackRock will consider voting against the re-election of non-independent directors.

This document is provided for information or educational purposes only and does not constitute legal advice. Professional legal advice should be obtained before taking or refraining from any action as a result of the contents of this document.

The information and opinions contained in this document are as of December 2012 unless it is stated otherwise and may change as subsequent conditions vary. The information and opinions contained in this material are derived from proprietary and non-proprietary sources deemed by BlackRock to be reliable, are not necessarily all-inclusive and are not guaranteed as to accuracy. 13316 11/12

Further information

www.blackrock.com.au

BLACKROCK

Corporate governance and proxy voting guidelines for Australian securities

May 2015

Corporate governance and proxy voting guidelines for Australian securities

Corporate governance and proxy voting guidelines for Australian securities

These guidelines should be read in conjunction with BlackRock’s Global Corporate Governance and Engagement Principles, which are available on-line at www.blackrock.com

Executive summary

BlackRock has developed guidelines for the key markets in which it invests. The regional guidelines incorporate the legal framework of each region as well as the specific regional market practices. There may be slight inconsistencies due to differing market practices across regions.

Our policy for Australia is based on the guidelines established by the Financial Services Council (“FSC”) Guidance Note No. 2.00 “Corporate Governance: A guide for Fund Managers and Corporations” updated in June 2009 , the Australian Council of Superannuation Investors (“ACSI”), the Corporate Governance Principles and Recommendations of the Australian Securities Exchange Corporate Governance Council (2010) (“ASXCGC”), the Australian Prudential Regulatory Authority Prudential Standards and Prudential Practice Guide (“APRA”) and other organisations. These all have in common the principles of accountability, transparency, fairness and responsibility.

Our approach to voting and corporate engagement is also informed by the FSC Guidance Note No.20 and other guidance on exercising ownership responsibilities issued by organizations such as the United Nations (the Principles of Responsible Investment) and the International Corporate Governance Network.

We are active members of each of these organisations and thus believe our principles are consistent with their guidance.

“If not why not” approach

We strongly believe the “if not why not” approach of the ASX Corporate Governance Principles provides the appropriate mechanism for ensuring effective pragmatic governance of Australian listed companies. We expect every listed company to provide a meaningful statement as to its adherence to the ASX Corporate Governance Principles and explicit justification of any deviation from either set of principles, explaining how these serve the interests of the company’s owners.

Engagement

BlackRock takes an integrated approach to corporate governance and engagement, to the extent possible, as we believe this approach results in both better informed decisions and a more consistent dialogue with companies. Activities are coordinated by the Australian and New Zealand Corporate Governance and Responsible Investment (CGRI) team.

We have meetings and discussions with non-executive directors to discuss aspects of corporate governance such as management of succession planning of the board, the skill set required by the independent directors, executive remuneration, board structure and performance and any environmental and social issues which we believe have the potential to unnecessarily increase the risk profile of the company. We will also participate in joint intervention with other shareholders where concerns have been identified by a number of investors. Alternatively, we may consider reducing our holding in, or publicly opposing management of, a company which is unresponsive to shareholder concerns.

Proxy voting approach

BlackRock is one of the world’s largest institutional investors, with extensive experience globally. The universe we cover in Australia includes but is not limited to the S&P/ASX 300. BlackRock aims to vote at 100% of the annual and extraordinary shareholder meetings where we have the voting authority to do so.

These guidelines will be used to assist BlackRock in assessing proposals presented at shareholder meetings. When assessing any proposal put to shareholders BlackRock takes into account the unique circumstances of the relevant company and our assessment of the impact of such a proposal on the sustainable growth of the company.

We aim to engage with management or members of the board, as appropriate, on contentious and high profile issues before determining how to vote. Where we decide to vote against management or abstain from voting on a particular proposal we advise the company in advance whenever possible.

Corporate governance and proxy voting guidelines

These guidelines are divided into seven key themes as follows:

•	Boards and directors;

•	Accounts, auditors and audit-related issues;

•	Risk Management;

•	Capital structure, mergers, asset sales and other special transactions;

•	Remuneration and benefits;

•	Social, ethical and environmental issues;

•	General corporate governance matters.

Boards and directors

Composition of the board of directors

The board of a listed company should comprise competent individuals who have the requisite skills and experience to fully discharge their duties to shareholders. BlackRock expects the independent directors to possess between them the necessary breadth of experience and diversity of skills to enable them to serve shareholders and the company.

Majority of independent directors

BlackRock expects the board of a listed company to have a majority of independent directors unless an acceptable explanation is provided. Where a board does not comprise a majority of independent directors it should take particular care with its explanation for not achieving a majority given the importance to shareholders of having an effective and objective board.

In cases where the board does not comprise a majority of independent directors, BlackRock may consider voting against the re-election of a non-independent director, and/or the chair of the nomination committee, particularly if there are other corporate governance concerns regarding the company.

Independent chairman

BlackRock expects the chairman to be independent. Where the chairman is not considered to be independent BlackRock expects a cogent explanation to be provided by the company and the independent directors to appoint one of their own as the lead independent director. We believe that the responsibilities of the lead independent director should include but are not limited to:

•	Presiding at all meetings of the board at which the chairman is not present, including sessions of the independent directors;

•	Calling meetings of the independent directors;

•	Serve as principal liaison on board-wide issues between the independent directors and the chairman;

•	Approving the quality, quantity, appropriateness and timeliness of information sent to the board as well as approving meeting agenda items;

•	Facilitating the board’s approval of the number and frequency of board meetings, as well as meeting schedules to assure that there is sufficient time for discussion of all agenda items;

•	Retain outside advisors and consultants who report directly to the board of directors on board-wide issues;

•	Ensuring he/she be available, if requested by shareholders, when appropriate, for consultation and direct communication;

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He/she should agree to and document the split roles between a non-independent chairman, the CEO and the lead independent director and have this published on the company’s website so that shareholders can understand the break out of responsibilities.

Where a company does not have an independent chairman, a lead independent director has not been appointed and a cogent explanation has not been provided, BlackRock may consider voting against the re-election of the chairman particularly if other significant corporate governance issues exist.

BlackRock may, however, vote in favour of a non-independent chairman, for example where the:

•	The company is controlled and the chairman is associated with the majority shareholder; or

•	The chairman is the founder or related to the founder of the company and in BlackRock’s view is of crucial importance to the company and generally has substantial wealth invested in the company.

Assessment of independence

An independent director is a non-executive director and generally should:

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Have no familial or material business or financial or perceived relationship with the company, its executives or other board members (except for board service and annual fees paid for that service) which may interfere with the non- executive director’s ability to act in the best interests of the company;

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Not have been an employee of the company within the last three years, Further, a non-executive director who has been an employee of the company as a senior executive is not considered to be independent unless there has been a break of at least three years between leaving employment becoming a non-executive director of the company;

•	Not have been within the last three years a principal or employee of a professional advisor to the company or a related company;

•	Not have participated in any equity based remuneration that involves vesting based on performance of the company or continuing service as a non-executive director;

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Not control more than 5% or more of the company’s voting securities or be an executive or other representative of a company that owns or controls more than 5% or more of the company’s voting securities. Where a non-executive director was a representative of such a former substantial security but remains on the board after the former substantial security holder disposes of the holding, and in the absence of any other relationship between the company and the non-executive director or the former substantial security holder, we will consider reclassifying the non- executive director as independent.

•	Be classified by the company as independent;

•	Not hold cross-directorships or significant links with other directors through the involvement in other companies or bodies;

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Not have received fees or income for services to the company, except for board service and annual fees paid for that service, and which are significant in relation to the non-executive director fees received by the director;

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Not be a partner/director or senior executive of a professional services firm such as an accounting firm, consulting firm, law firm or investment bank where the firm is paid for services and not the individual directly;

•	Not be a material supplier or customer of the company or another group member or an officer of or otherwise associated directly or indirectly with a material supplier or customer:

•	Have no material contractual relationship with the company or another group member other than as a director of the company;

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Be free from any interest and any business or other relationship which could, or could reasonably be perceived to, materially interfere with the director’s ability to act in the best interests of the company.

Appointment/Reappointment Procedure

The company should have a formal and transparent procedure for the appointment and re-appointment of directors. The board should disclose in the annual report the required mix and diversity of skills, experience and other qualities, including core industry competencies that each director brings to the board, the process by which candidates are identified and selected including whether professional search firms have been engaged to identify and/or assess candidates, the procedures used to ensure a diverse range of candidates is considered and factors taken into account in the selection process. The annual corporate governance statement should also disclose the process adopted by the board to evaluate the performance of each director. BlackRock believes that annual performance reviews of the non-executive directors, including the chairman contribute to a more efficiently functioning board.

Ethical conduct and decision making

BlackRock expects companies to have a code of conduct for directors, executives and other employees with such policy disclosed on the company’s website. The disclosure should explain how the policy is communicated to all levels of employees to ensure its effectiveness.

Diversity

Diversity recognizes differences relating to gender, age, ethnicity, disability, sexual orientation and cultural background. It also includes other dimensions such as lifestyle and family responsibilities. While the definition of diversity is broad a key area that requires focus relates to gender equality in the work place.

When a company has a diversity policy BlackRock expects that in addition to the requirements set out in ASX Corporate Governance Principles and Recommendations the following information will be disclosed:

•	The governance structure;

•	The percentage of women on the board and whether the board sets any measureable targets for increasing the number of women on the board;

•	The percentage of women in senior executive roles and whether the board sets any measurable targets for increasing gender diversity at senior management;

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Why the board believes the diversity policy is beneficial to the company, that is, an articulation of a compelling business case for gender diversity in the entity as part of the business strategy, and whether there are internal procedures to review the effectiveness of the diversity policy;

•	Initiatives the company has in place (if any) to address diversity in senior executive positions and whether those initiatives are measured and evaluated; and

•	Any work undertaken or policies on pay equity.

Number of directorships an individual may hold

Non-executive directors must be able to commit an appropriate amount of time to board and committee matters. Given the nature of the role it is important that a non-executive director has spare capacity in the event of a major development such as a hostile takeover. The demands on non-executive directors increase significantly in such situations and they must have the required time available to fulfill their duties to shareholders. In BlackRock’s view it is the responsibility of the chairman to ensure that all the directors are able, and are participating actively and contributing to the workload of the board on a continuing basis as well as through a formal evaluation.

BlackRock may vote against the re-election of a director where there is a risk the director may be over committed in respect of membership of other listed boards.

Non-executive directors who are full- time executives of other major listed companies

BlackRock has concerns when a full-time CEO accepts a non-executive role at an unrelated company. Full time CEO’s are expected to work for their board and shareholders with full focus. As discussed above, non-executive directors need to have spare capacity when a major transaction occurs. BlackRock is concerned that where a full-time CEO has a non- executive director role there is a risk that their ability to fully serve in either role could be compromised. BlackRock may consider voting against a non-executive director who is also a full time CEO of a major listed company.

Length of service

BlackRock believes that shareholders are best served when there is orderly renewal of the board as this should result in directors with accumulated experience while at the same time introducing fresh minds and experience to the board. An effective renewal process will ensure that non-executive directors do not serve for such length of time that their independence may be impaired.

BlackRock will review the status of independent directors where they have been on the board in excess of 15 years. We will consider voting against the re-election of a non-executive director who has served for a period in excess of 15 years particularly if there are other concerns regarding the corporate governance of the company.

Meetings

Directors should ensure that they attend all board and committee meetings. BlackRock will consider voting against a director who fails to attend fewer than 75% of board and committee meetings in a given year, unless compelling reasons for the absenteeism have been disclosed. However, BlackRock will disregard attendance in the first year following appointment as the director may have had commitments made prior to joining the board.

Conflicts of interest

BlackRock believes that all non-executive directors should be free from material conflicts of interest. Non-executive directors, their immediate family or related professional company, which has provided material professional services to a company at any time during the last three years, may be placed in a position where they may have to make decisions that may place their interests against those of the shareholders they represent. BlackRock may vote against the re-election of a director where an identified conflict of interest may pose a significant and unnecessary risk to shareholders.

All potential conflicts of interest should be declared prior to appointment and at each board meeting in relation to a specific agenda item.

Board size

While BlackRock believes the board is normally best placed to determine the size of the board, we expect board size to reflect the size and complexity of the company. We do however believe that a minimum board size of five is necessary for an ASX 200 company to ensure a good mix of skills and diversity amongst the independent directors.

BlackRock also believes that shareholders should have the ability to nominate for the board and, should they receive a majority of votes, be able to take their position on the board. BlackRock, therefore, does not support changes to constitutions which are likely to restrict the ability of shareholders to nominate for or to be elected to, the board.

Accordingly, BlackRock may consider voting against a change to a constitution that places a cap on the number of directors on the board.

External/nominated board candidates

In general BlackRock supports the recommendations of the board regarding the election of directors. BlackRock does not ordinarily support individuals who have nominated themselves for the board unless they have the support of the board. In particular, BlackRock would not support an external candidate who has a restricted agenda as directors should act on behalf of all shareholders and deal with all issues that may arise. However, where we believe the addition of an external candidate to the board will add to the skill set of the board and is in the best interests of shareholders, we will support them.

Share ownership by non-executive directors

BlackRock believes listed companies should have a clear and disclosed policy on non-executive director share ownership. We believe that non-executive directors should have some “skin in the game” in order to align their interests with those of public shareholders. Such policies should require non-executive directors, within a reasonable amount of time after joining the board, to accumulate a meaningful investment.

Where a non-executive director continues serving on a board and fails to accumulate a meaningful investment and other significant corporate governance issues exist, BlackRock may vote against the individual.

Disclosure of equity subject to margin calls

Directors and senior executives should be able to manage their assets in the same way that other shareholders can. Margin calls can have a significant impact on a company’s share price when the call is made on a significant shareholder.

Where a director’s investment, which is subject to margin calls, exceeds 2% of issued capital, the number of shares subject to margin calls and the margin call prices should be disclosed.

Where a company fails to disclose a material holding of a director which has been subject to margin calls and margin calls are subsequently made, resulting in a negative impact on the share price, BlackRock will consider voting against the director concerned and/or the chairman for failing to disclose such material shareholder information.

Committees

Appropriately structured board committees provide an efficient mechanism which allows the board to focus on key issues such as audit, board renewal, remuneration, risk and any other issues deemed important. Board committees can also provide an important role in dealing with conflicts of interest.

BlackRock expects all companies to establish an audit committee. For companies within the S&P/ASX 200, at a minimum BlackRock expects the establishment of separate committees to focus on the issues of nomination and remuneration. For companies outside the S&P/ASX 200, it is acceptable to have the roles of nomination and remuneration combined within the one committee.

All committees should have written terms of reference which should, inter alia, clearly set out the committee’s roles and responsibilities, composition, structure, membership requirements and the procedures for inviting non-committee members to attend meetings. All committee terms of reference should be available to investors on the company’s website.

All committees should be given the power and resources to meet their obligations under the terms of reference. This will include the right of access to management and the ability to select service providers and advisors at a reasonable cost to the company.

The chairman of a committee should be independent. It is preferable for the chairman of the board not to chair board committees as this may lead to a concentration of power in a single director.

For S&P/ASX 200 companies we expect each committee to have at least three members. For companies outside the S&P/ASX 200, depending on the size and complexity of the company a committee of two may be appropriate.

Audit Committee

The audit committee should comprise solely independent directors, with the appropriate mix of skills, including financial skills, and experience for its role.

The terms of reference for the audit committee should have appropriate powers to determine the scope of the audit process, review the effectiveness of the external auditor, assess, review and authorise non-audit work, have access to the internal audit process and to make recommendations regarding the appointment and removal of the external auditor.

Where a risk committee has been established in addition to an audit committee, clear disclosure needs to be made on the responsibilities of each committee and how they interact.

Where the audit committee is not comprised solely of independent directors, Blackrock will consider voting against the re- election of the chairman of the audit committee or the non-independent member of the audit committee particularly if there are other corporate governance issues.

A demonstrably independent audit is essential for investor confidence. Where non-audit fees exceed the level of audit fees in any year, BlackRock will review the nature of the non-audit fees and any explanation provided by the company for the significant level of non-audit fees. Full details of all non-audit work should be disclosed. If there is a lack of explanation of the non-audit services or we believe there is a risk that the type of non-audit services provided may impair the independence of the audit, we will consider voting against the re-election of the chair of the audit committee if he/she is seeking re-election.

Other circumstances where BlackRock may consider voting against the re-election of the chair of the audit committee include but are not limited to:

•	If within the last three years accounting fraud has occurred in the company;

•	If within the last three years the financial statements have been restated due to negligence or fraud;

•	If the company repeatedly fails to file its financial reports in a timely fashion.

Nomination Committee

The responsibilities of the nomination committee should include a review of and recommendations to the board on issues including but not limited to:

•	Assessing the competencies of all directors to ensure the board has an appropriate range of skills and expertise;

•	Implementing a plan for identifying, assessing and enhancing director competencies;

•	Reviewing, at least annually, the succession plans of the board;

•	Ensuring the size and composition of the board is conducive to making appropriate decisions;

•	Reviewing the time required by each non-executive director to undertake their role and whether non-executive directors are meeting that requirement;

•	Ensuring a process for the evaluation of the performance of the board, its committees and directors and reporting the process to shareholders in the annual corporate governance statement;

•	The appointment and re-election of directors;

•	Maintaining a watching brief on the development of management and potential for senior executive succession planning from the level below senior executive.

BlackRock expects the board to have a formal and transparent process for the selection, appointment and re-appointment of directors to the board and disclosure of the process helps promote BlackRock’s understanding of and confidence in that process. The process should be disclosed in the annual corporate governance statement and include the disclosure of the mix of skills and diversity the board is looking for.

Circumstances where BlackRock may consider voting against the re-election of the chair and/or members of the nomination committee include but are not limited to:

•	If the composition of the board continues to reflect poor succession planning, renewal or other composition deficiency;

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If the committee approved the nomination or re-election of an individual who has demonstrated a lack of integrity or inability to represent the interests of shareholders or who has an actual or perceived significant conflict of interest that poses a risk to shareholders;

•	If the committee fails to hold a meeting in the reporting year.

Remuneration Committee

The remuneration committee for an S&P/ASX 200 company should comprise solely non-executive directors. In BlackRock’s view S&P/ASX 200 companies should not have executives as members as there is the potential for, or perception of, conflict of interest of executive director involvement in board decisions on their remuneration packages.

For companies outside the S&P/ASX 200 index, while our preference is for the remuneration committee to comprise solely non-executive directors, we understand that due to the size of the company and the development phase it may be in, the presence of the CEO on the committee may be acceptable. In such cases we expect disclosure of the protocols in place to ensure the CEO is not involved in determining his/her remuneration arrangements.

The responsibilities of the remuneration committee should include a review of and recommendations to the board on issues including but not limited to:

•	The company’s remuneration, recruitment, retention and termination policies for senior executives;

•	Executive director and senior executive fixed and performance based remuneration to ensure that executives are motivated to pursue the long-term growth and success of the company;

•	Superannuation arrangements;

•	The remuneration framework for non-executive directors;

•	Direct consultation with institutional shareholders, i.e. not through the use of consultants or management.

Circumstances where BlackRock may consider voting against the re-election of the chair and/or members of the remuneration committee include but are not limited to:

•	If the composition of the remuneration committee fails to meet these guidelines;

•	If BlackRock has continuing concerns regarding the structure of remuneration and has raised these concerns with the company and the company continues the egregious practices;

•	If the committee fails to hold a meeting in the reporting year.

Accounts, Auditors and Audit-Related issues

Accounts

Australian listed companies are not required to put their annual accounts and reports to shareholders for a vote. However, some companies choose to submit their annual accounts and reports for a shareholder vote. In these cases and where there is an unqualified auditors’ report, BlackRock will support such proposals.

Change of Audit Firm

Australian law does not require the annual election of auditors. If a listed company wishes to change its audit firm, the incumbent firm must seek consent from the regulator, the Australian Securities and Investments Commission (ASIC) and is required to state the following:

•	There are no disputes with company management connected with the auditor ceasing to hold office;

•	There are no circumstances connected with the auditor ceasing to hold office which should be brought to ASIC’s attention.

When the board of an Australian listed company appoints a new audit firm, shareholders have the opportunity to endorse, or otherwise, the new appointment at the annual general meeting, following the change.

BlackRock expects newly appointed audit firms to be well qualified to undertake the task on behalf of shareholders and also be free from conflicts of interest.

Risk Management

Risk management committee

Blackrock believes that a sound framework of risk oversight, management and control is fundamental to the long term sustainable growth of shareholder value. The board is responsible for both establishing and overseeing the risk management framework of the company. BlackRock expects companies to establish a standalone risk committee comprising a majority of independent directors and an independent chairman. Where a risk committee has not been established (or the functions of such a committee are not the responsibility of another committee e.g. audit) the company should disclose the process in place to ensure identification and management of risks facing the company.

The responsibilities of the risk management committee should include an annual review of any changes to the material risks faced by the company and ensure these are appropriately managed by the risk management framework.

BlackRock expects material social, ethical and environmental (SEE) risks to be included in the responsibility of the risk committee. Where this is not the case, companies should ensure annual disclosure of how the company manages such risks.

Remuneration and benefits

The key purpose of remuneration is to reward, attract and retain competent directors, executives and other staff who are fundamental to the long term sustainable growth of shareholder value, with reward for executives contingent at least in part on controllable outcomes that add value. Each company faces different issues at different times, has different value drivers and accordingly, BlackRock believes that each company should structure their remuneration policies and practices in a manner that suits the needs of that particular company.

When assessing remuneration policies and practices of ASX listed companies BlackRock is looking for a cogent explanation for the policies used and in respect of executive remuneration in particular, a clear link to the board’s stated strategy.

Non-executive director remuneration

The role of the non-executive director is to monitor the strategy, performance and remuneration of the executives and to protect the interests of shareholders in the long term. Non-executive directors should receive sufficient remuneration to attract and retain suitably qualified non-executive directors and encourage them to undertake their role diligently.

The executive arm and any major shareholder should not have any undue influence over the remuneration of non-executive directors.

Structure of non-executive director remuneration

Non-executive director remuneration should be structured in such a way that it aligns the interests of the directors with those of the shareholders they represent. The structure of non-executive director remuneration should not provide any disincentive to resign from the board should an issue of conflict or any other issue that would impair a director’s independence arise.

Non-executive directors should receive a fixed annual fee, including additional fixed fees for board committee membership for their services. BlackRock supports non-executive directors entering into “salary sacrifice” arrangements whereby a portion of their fees is received by way of fully paid shares purchased on market. As noted above, we believe that non- executive directors should have a meaningful shareholding in the company. Such arrangements assist in aligning the interests of non-executive directors with those of shareholders.

Cap on fees paid to non-executive directors

The Corporations Act requires shareholders to approve a cap on total cash fees paid to non-executive directors. When directors want to increase the fee cap, shareholder approval must be sought.

BlackRock considers requests for an increase in the fee cap on a case by case basis. We expect the explanatory notes to the meeting to clearly explain why the increase is being sought, the proposed level of non-executive director fees, including additional amounts for service on committees and any proposed changes to the size of the board to be disclosed. Where a company has failed to provide this information, BlackRock will consider voting against the requested increase in fee cap.

Option grants and performance based remuneration to non-executive directors

BlackRock does not generally support the granting of options to non-executive directors as such securities do not have the same risk profile as the ordinary shares held by ordinary shareholders and therefore may not align the interests of directors with those of the shareholders they represent.

Non-executive directors should not receive performance based remuneration as to do so would more closely align their interests with those of management, whose performance and remuneration they are intended to monitor on behalf of shareholders.

Where options or performance based remuneration has been granted to non-executive directors, BlackRock will consider voting against any such proposals and the re-election of the chair of the remuneration committee who must take responsibility for such poor remuneration structures.

For smaller companies in a development/exploration phase such as biotech or mining companies, which typically have high cash burn rates and little or no income from operations, BlackRock will support the grant of options or share rights to non-executive directors where the options are issued in lieu of cash fees (as a cash saving measure), there are no performance conditions and full vesting occurs within 12 months of grant date.

Retirement benefits

Non-executive directors should not receive any form of service contingent retirement benefit apart from statutory superannuation remuneration. Such remuneration merely rewards a non-executive director for long service and may inhibit a non-executive director from resigning from the board if an issue of conflict or any other issue that would impair a director’s independence arises.

Hedging of securities

Given the nature of the role of the non-executive director and his/her access to information, in BlackRock’s view it is inappropriate for non-executive directors to enter into hedging arrangements relating to their direct and indirect shareholdings.

As discussed above, in certain circumstances BlackRock believes directors should disclose shares subject to margin calls.

Executive remuneration

Given the uniqueness of each Australian listed company, and the numerous industries represented on the ASX, we do not believe there is a “one size fits all” approach to the structure of executive remuneration. However, there are aspects of executive remuneration that are considered to be part of an evolving framework that we typically see. Where there is a significant departure from this framework, a cogent explanation is required and will be taken into account by BlackRock when assessing executive remuneration issues.

Executive remuneration contracts

Disclosure to the ASX

Upon appointment of an executive director or where there have been material changes to the terms of an executive director’s contract of employment, BlackRock expects disclosure of the key features of contracts to the ASX. Such disclosure should include, but is not limited to the following features of the contract of employment:

•	Period of the contract;

•	Quantum of fixed remuneration;

•	Structure of any performance based remuneration;

•	Notice period and termination provisions;

•	Sign-on remuneration;

•	Retention provisions;

•	Post-employment restrictions on trade and consideration paid;

•	Post-employment consulting or advisory relationships;

•	Post-employment vesting of payments granted during employment;

•	Contractual provisions for conflicts of interest, including acceptance of payments from shareholders, employees, suppliers, customers and others with a pecuniary interest in company activities;

•	Change on control provision and the impact on variable remuneration;

•	Any other material issues which will assist shareholders to fully understand the terms.

Length of contracts

While it is reasonable for a contract to have an initial maximum term of up to three years, BlackRock expects contracts to be renewed on a one year rolling contract basis. Such arrangements should minimize post-employment payments by the company to executives.

Where longer term contracts are entered into, or contracts are renewed for periods in excess of one year, BlackRock expects the reason for such approvals to be explained and justified by the remuneration committee.

Change of control provisions

Any change of control provisions that affect the remuneration arrangements of any key management personnel (KMP) should be disclosed in the remuneration report.

BlackRock believes that the remuneration committee should have discretion in relation to change of control provisions as the circumstances that may result in a change of control are varied and cannot be determined at the time contracts are entered into.

Elements of executive remuneration

Executive remuneration will generally, but not necessarily comprise some or all of the following elements:

•	Fixed remuneration (not subject to performance conditions)

Base remuneration

Superannuation contributions

Non-monetary benefits

Non-performance contingent equity

Leave entitlements

Sign-on payments

Retention provisions

Termination provisions

•	Variable remuneration (subject to performance conditions)

Short term incentive (STI)

Long term incentive (LTI)

Fixed remuneration

Fixed remuneration should reflect the responsibilities of the executive role taking into account, inter alia, business and geographical complexity. When assessing the appropriateness of the level of fixed remuneration, BlackRock will use the median of the company’s market cap peer group as a guide. Where a CEO’s fixed remuneration is significantly above the median of the company’s market cap peer group, BlackRock expects to see a cogent explanation in the remuneration report. Peer companies used for comparison and remuneration setting should be disclosed, as should the remuneration positioning relative to the peer group. Changes for both the peer group and fixed remuneration from prior years should be disclosed with rationale provided.

Short term incentives

STIs should be linked to performance. Disclosure in the remuneration report should provide shareholders with an understanding of the maximum amount of STI award an executive can earn in a given year. For example, this may be expressed as a percentage of fixed remuneration.

The remuneration report should clearly state the performance measures and the hurdles that are required to be met for an STI to vest. BlackRock does however; accept that in the case of STIs, performance measures may involve commercially sensitive information. In such cases, BlackRock will accept non-disclosure of future performance targets, however, expects retrospective disclosure of the nature of the performance measure, the performance hurdle met and the percentage of the award that vested on an annual basis.

The remuneration report should also explain why each STI performance measure was selected and the relationship of each performance measure to the company’s stated short term strategy.

The remuneration report should clearly disclose the performance measures that were met, the performance hurdle that was achieved and the amount of remuneration rewarded in respect of each performance measure for each KMP.

BlackRock also encourages companies to defer a significant portion of an annual performance based award into equity which may vest over a period of around three years from grant date. Deferring a significant portion of an STI will encourage management to think beyond the initial 12 month performance period.

Disclosures should indicate if any discretion has been applied, any change in policy from prior years and any exceptions to policy in the reporting period and reasons for such departure.

BlackRock is always concerned where executives appear to have been rewarded via an STI when short term performance has been prima facie poor. In such situations BlackRock expects a cogent explanation regarding why management appears to have been rewarded for poor performance. BlackRock may consider voting against a remuneration report where there is a significant mismatch between performance and executive remuneration rewards.

Long term Incentives

Link between long term remuneration structure and company strategy

Blackrock expects a clear link between the structure of a company’s long term incentive plans and the company’s strategy. The link between executive remuneration structure and strategy should relate to the performance period and performance measures used. Explanations should address risk management.

Annual grants of awards

It is preferable for long term incentive awards to be made in annual grants rather than rather than in an ad hoc manner. Annual grants allow the remuneration committee to use its discretion to amend the terms of grants as circumstances change. Exceptions may be made in startup or transformational situations where specific and highly value adding milestones can be identified.

Board and remuneration committee discretion

When the terms for an LTI covering a period of between three and five years are set it is not possible to be able to predict all circumstances which may impact the final outcome of the plan. Therefore, BlackRock believes the board should have discretion over the final outcome of any plan. Where discretion has been used by the board or remuneration committee that has impacted the outcome of a plan, BlackRock expects disclosure of why and how the discretion was used.

Performance period

The performance period chosen should be linked to the type of business and overall long term strategy. For example a company involved in the construction/operation of major infrastructure assets would be expected to have a performance period of not less than three years and preferably up to five years. For companies operating in the retail sector, where fast turnover of stock is essential, BlackRock accepts a performance period of less than three years. Where a performance period for a long term incentive is less than three years, a company should provide a clear explanation for the short performance period and explain how this is linked to overall long term strategy.

Shareholding requirements

BlackRock believes that executives should build over time a meaningful holding in the company’s shares by retaining vested equities. We would normally expect an executive of an ASX200 company to hold one times salary in vested shares and the CEO to hold two times salary.

Performance measures

There are many types of performance measures that can be used in a long term incentive plan. BlackRock expects to see a relationship between the performance measures chosen, the type of industry in which the company operates, the key value drivers of the business and overall long term strategy. The remuneration report or explanatory notes should contain clear rationale regarding why the particular performance measures were chosen and how they relate to long term strategy and key value drivers of the business.

Performance hurdle and calibration

The minimum performance hurdle that is required to be achieved before performance based awards vest should involve above median performance. Maximum awards should only vest when there has been exceptional performance. Where accounting measures such as earnings per share or return on equity have been used, the remuneration report should provide a clear explanation of the hurdle range that has been selected and why the range represents exceptional performance.

BlackRock believes that the use of cliff vesting (which involves a significant portion of awards vesting at a single measurement point) should be avoided unless a cogent explanation for this type of structure can be provided. In BlackRock’s view awards should vest on a sliding scale to ensure management is not focused on a single performance hurdle.

Multiple performance measures

BlackRock believes that the use of multiple performance measures in a long term incentive plan will avoid focusing management on a single performance measure.

Remuneration vehicle

The remuneration vehicle is the form in which remuneration is delivered to the executive. For example it may be in cash or salary sacrifice, a type of option or other equity based vehicle.

Risk differentials of remuneration vehicles

Remuneration vehicles have differing risk profiles for the plan participant. For example, remuneration to be received in cash has little risk when compared with options granted with an exercise price equal to the market price of the security at grant date.

The use of remuneration vehicles such as options provides leveraged returns and accordingly, may increase management’s appetite for risk beyond that expected by shareholders. Remuneration committees should ensure that the use of a particular remuneration vehicle will not result in excessive risk taking by management and should be aligned with the risk profile of the particular company and expectations of shareholders.

Options

Where options are used as the remuneration vehicle, BlackRock expects comprehensive disclosure regarding the rationale for setting the exercise price. Any proposal relating to option grants should provide full details of the valuation of the grant at the date of grant.

Index linked Options

Index linked options link the exercise price to the movement of a particular index and avoid executives achieving windfall gains due to market movements and also can maintain an incentive when the overall market has a significant negative correction. Index linked options are suitable only where the company has a suitable peer group of companies in order to establish an appropriate index.

Zero exercise price options (Zepo’s)

Recent changes in Australian taxation legislation have made the use of Zepo’s more attractive for executive remuneration plans. Zepo’s have lower risk than traditional market priced options.

Disclosure

BlackRock expects the remuneration report to provide a sound explanation for the remuneration vehicle selected and how it is consistent with strategy.

Number of securities to be granted as part of performance based remuneration

Companies should use a consistent approach when determining the number of securities to be granted as part of an LTI. BlackRock is supportive of companies using a fair value that excludes any discount for vesting probability. This approach provides shareholders with a guide as to the maximum value of the grant based on the share price at grant date.

When performance based securities have been granted under an LTIP during the reporting year, the remuneration report should disclose the maximum number of securities granted to each KMP’s (based on achieving maximum performance) as well as the number of securities to be granted when threshold performance is achieved.

BlackRock also prefers performance based equity grants to KMP’s to be valued and granted immediately after the AGM as information regarding the prior year results and also released as part of the AGM should be embedded in the share price immediately after the AGM.

BlackRock does not support the use of valuing securities based on accounting standard AASB2. This is due to the fact the accounting standard does not value securities subject to different performance measures on a consistent basis.

Where the methodology for valuing securities for the purpose of determining the quantum of securities to be issued has been changed a cogent explanation should be provided in either the explanatory notes accompanying the proposal or the remuneration report.

BlackRock will consider voting against proposals to grant securities to an executive and/or the remuneration report where without explanation the methodology for valuing the securities has not been disclosed or has changed, and/or the valuation process results in an inappropriate number of securities to be issued.

Types of performance measures

BlackRock believes the remuneration committee is in the best position to determine the appropriate performance measures to be used in a long term incentive plan. As discussed above, BlackRock expects the remuneration report to clearly state why particular performance measures have been used and the link between those measures and the company’s long term strategy and the performance conditions should be structured to prevent undue risk taking by executives.

The performance measures discussed below do not represent a finite list. BlackRock will consider other performance measures not discussed below on a case by case basis. In each case BlackRock will be looking for an explanation of why the measure was used, its link to long term strategy and the potential impact of the measure on the behaviour of management. BlackRock will support any long term performance measure where it is clear it will influence the behavior of executives to act in the long term interests of shareholders.

Share price targets/absolute total shareholder return (TSR)

BlackRock does not generally support performance measures that are based on share price targets or absolute TSR as such measures are more influenced by market forces than the contribution of the executives. These measures may also result in executives being rewarded inappropriately as a result of a general rise in the market. The opposite can also occur when there is a significant negative correction in the market and executives who may have made a considerable contribution to the long term sustainable growth of the company miss out on awards. This situation can lead to issues relating to retention and executive morale.

Relative TSR

In BlackRock’s view relative TSR is only useful at measuring the performance of management when an appropriate peer group can be found. Given the size and depth of the Australian market it is often difficult to find an appropriate peer group with which to measure relative performance.

The use of relative TSR against a general index (e.g. S&P/ASX 200) in BlackRock’s view is not a particularly good measure as a company’s TSR is measured against others which have differing business cycles, risk profiles and many other variables that influence performance. Management has very little influence over relative TSR.

Other relative measures may be appropriate if they reflect natural growth in the markets in which the company operates.

Accounting measures

Accounting measures are generally transparent and easily understood by shareholders, particularly when statutory earnings per share (EPS) has been used.

Some companies use “underlying” or “adjusted” accounting measures such as earnings per share. These measures are appropriate where there is an element of revenue or expense which may be outside the influence of management. In cases where an adjusted accounting measure has been used BlackRock expects disclosure of the rationale behind the use of an adjusted measure as well as disclosure of the reconciliation between statutory accounting measures and the adjusted measure.

When assessing how challenging an accounting based performance hurdle is, BlackRock will take into account analyst consensus forecasts at the time the hurdle was set.

Return on equity/capital employed

Capital efficiency measures are appropriate where significant investment is required and the business is capital intensive. If capital return performance measures are used, there must be clear disclosure of the capital controls in place to avoid excessive leverage and hence risk.

Economic profit

Economic profit measures the value created in excess of the company’s overall cost of capital. This measure is valid for capital intensive industries as it ensures that the cost of that capital is covered before executive awards are achieved. If used there must be assurance that there are adequate board controls to review judgments exercised for assessing the cost of capital.

Milestone or operational measure

Milestone or operational performance hurdles can encourage alignment of management’s actions with the company’s long term strategy. Where milestone performance measures are used BlackRock expects full disclosure of the performance measure and the performance hurdle. BlackRock does accept that some milestone performance hurdles may contain commercially sensitive information. In such cases, BlackRock expects retrospective disclosure of performance against those measures, the hurdles and the percentage of awards vesting.

BlackRock will assess the appropriateness or otherwise of milestone performance measures on a case by case basis. BlackRock will take into account the type of management behaviour that such measures may encourage. For example, if the milestone is to produce a certain quantity of ore in a particular period, BlackRock would have concerns that that this could encourage production to meet the milestone measure but ignores costs of production. Such behaviour is not, in BlackRock’s view, in the long term interests of shareholders.

Earnings before interest, tax, depreciation and amortization (EBITDA)

BlackRock does not generally support the use of EBITDA as a long term performance measure unless a cogent explanation can be provided. EBITDA can be increased in the medium term through acquisitions that ignore debt and quality of acquisitions. An EBITDA measure can encourage management to take undue risk in growing EBITDA through purchasing assets that may not provide long term value to shareholders and can increase risk through excessive debt. The result in the medium term is increased EBITDA however the longer term outcome may be undue increased risk to shareholders due to non-performing assets and increased debt.

Incorporation of risk factors in remuneration structures

As discussed above, pursuant to ASX Corporate Governance Council’s Principle 7 listed companies should identify, assess, monitor and manage material business risk. The outcome of sound risk management is sustainability of earnings in the long term.

BlackRock expects companies to explain impact of the incentive framework on risk. If controls are not in place to encourage sustainable performance an explanation should be provided as to why.

Where management has failed to manage identified risks, BlackRock expects to see such failures reflected in the amount of performance-based remuneration that vests in the performance period where the risk management failure occurred.

Where there has been a failure to manage risk, which has resulted in the loss of shareholder value and this has not reduced performance based pay, we expect a cogent explanation. If the specific remuneration structure does not incorporate risk then the remuneration committee should have discretion to reduce the level of performance based pay when there has been a failure by management to manage key risks.

The type of risks that BlackRock expect to see taken into account in remuneration structures would include, but are not limited to, safety and implementation and maintenance of information technology systems.

Where an earnings based performance measure has been used, BlackRock expects companies to disclose how identified risks are managed and not subject to cost cutting in order to increase the performance measure and accordingly performance based pay and leave the company exposed to unmanaged risks.

Treatment of dividends

Where an equity based remuneration vehicle has been used it is important for dividends to be taken into account in the remuneration structure. This is because management should not be influenced by the structure of their remuneration in respect of their capital management decisions. For example, if executives received options which have an exercise price equal to the market price at grant date, one way of increasing the value of the options is to not provide dividends during the performance period or undertake share buy-backs as an alternative to paying dividends.

Where an equity based remuneration vehicle has been used, dividends paid during the performance period should be held in trust until the equity vests and paid to executives on a pro rata basis in accordance with the equity that vests. The value of dividends should be disclosed as a component of remuneration.

To not take dividends into account in equity based incentive schemes may lead to sub-optimal capital management decisions.

Sign-on awards

In cases where a newly appointed executive has forgone remuneration from a past employer in order to take on a new role, a company may reimburse the new executive by way of sign-on remuneration. Where such remuneration has been made BlackRock expects full disclosure of the amount paid. BlackRock also prefers such remuneration to have an equity component and at least a portion to be subject to performance conditions.

Retention payments

Where an executive’s contract has provision for a retention payment, the remuneration report should provide full disclosure of such commitments. BlackRock prefers to see retention payments with an element of equity.

Termination payments

Executive contracts should not be structured in such a manner as to allow for large payouts as a consequence of poor and inadequate performance.

Currently executive contracts can contain termination provisions that allow for a termination benefit of up to the value of 12 months base remuneration without seeking shareholder approval. BlackRock will assess on a case by case basis proposals which seek shareholder approval for a termination benefit that exceeds the value of one year’s base remuneration.

A number of companies have sought shareholder approval for the early vesting of equity under an executive remuneration plan to be excluded from the calculation of any termination benefit. BlackRock prefers that any unvested equity vest in the usual time frame for good leavers (see further below).

Post-employment and good leavers

BlackRock encourages incentive plans that ensure executives remain accountable for their legacy in the event they leave. Providing an executive is a good leaver, BlackRock would expect that long term plans, in particular, remain “live”, and are tested as usual at the end of the stated performance period. It is believed that such arrangements ensure the selection and development of effective successors.

Retesting

In BlackRock’s view, a well structured long term incentive plan that has well chosen performance measures, appropriate performance hurdles and involves annual grants of equity should not require retesting provisions.

However, Blackrock will assess retesting provisions on a case-by-case basis. Generally, BlackRock does not support a regime of continual retesting as this may distract management from a longer term focus.

Hedging of securities

Given the nature of the role of KMP’s and their access to information, in BlackRock’s view it is inappropriate for executives to enter into hedging arrangements relating to their direct and indirect shareholdings as well as any unvested performance based equity remuneration.

As mentioned above, in certain circumstances BlackRock believes KMP’s should disclose shares subject to margin calls.

Dilution

To ensure that equity based remuneration plans operate in a way that benefits both employees and shareholders, BlackRock expects to see a limit on the amount of dilution that can occur across all plans that a company may have. In the case of companies which have a mature business, BlackRock expects to see a total limit on dilution across all plans, including issued securities subject to plan rules, not exceeding 5% of total issued capital. Companies wanting a limit in excess of 5% should seek shareholder approval.

For companies in an exploration/evaluation/development phase which have a high cash burn rate, providing remuneration to employees, executives and non-executive directors in the form of equity is a means of preserving cash, a limit of up to 10% of issued capital is acceptable.

Disclosure of equity based LTI’s

To allow BlackRock to compare remuneration practices of the companies in which we invest we expect disclosure, in respect of each KMP, of the fair value at grant date of all equity based remuneration grants, excluding any discounts for the probability of vesting.

Requests for approval of equity grants

ASX Listing Rule 10.14 requires shareholder approval of equity grants that are dilutive to shareholders. The explanatory notes accompanying such proposals should provide full details of the director’s remuneration package including fixed remuneration, short and long term incentives as well as termination provisions. Without this information BlackRock may be unable to support the proposal. The explanatory notes should also disclose the impact on the structure of the executive’s remuneration if the proposal is not passed at the shareholder meeting i.e. would an equivalent amount be delivered in an alternate pay vehicle such as cash.

Approach to assessing remuneration policies of smaller companies

Listed on the ASX are companies that are in an exploration/evaluation/development phase. Often the only revenue is interest and such companies often have a high cash burn rate. It is unreasonable to expect these companies to have remuneration structures that incorporate accounting performance measures and relative return measures. BlackRock will assess the remuneration policies of these companies on a case by case basis with the focus taking into account the particular phase the company is in, the quantum of remuneration paid to executives and non-executive directors and the potential for unreasonable dilution of shareholders’ equity. As these companies move into a production phase BlackRock expects to see remuneration practices to evolve to reflect the change in operational status of the company.

Voting on remuneration reports

BlackRock assesses remuneration reports on a case by case basis when determining whether or not to provide support. BlackRock will take into account all issues described above and how the structure will encourage management to behave in a manner which is in the long term interests of shareholders. BlackRock will not support remuneration reports where the outcome of the remuneration structures could result in rewards for poor performance and/or there is no link between remuneration structures and the company’s stated strategy.

BlackRock will endeavor to contact companies where we believe voting against the remuneration report is warranted.

Capital structure, mergers, asset sales and other special transactions

Approvals and ratification of placements

ASX Listing Rule 7 limits listed companies from issuing more than 15% of equity on a non-pro rata basis in a 12 month period without shareholder approval. Companies can seek shareholder approval to exceed the 15% limit. BlackRock will consider each request to issue more than 15% of equity in a 12 month period on a case by case basis. When requesting shareholder approval to issue more than 15% of equity on a non-pro rata basis companies should disclose:

•	To whom it is proposed to issue the equity;

•	Details of any discounts to be offered and the rationale behind any proposed discount;

•	The basis of determining the issue price;

•	How the funds raised will be used:

•	Alternatives considered by the company;

•	Impact, if any on change of control;

•	Conversion rates on equity (if applicable).

Where the above information is not forthcoming and/or the approval may result in unnecessary dilution for a majority of shareholders, BlackRock will consider voting against the approval request.

Companies can also request the ratification of previous share placements in order for that placement not to count towards their annual 15% allocation. If on behalf of any funds BlackRock has participated in a placement that is subject to ratification by shareholders, then pursuant to Listing Rule 7 it is unable to vote on the proposal on behalf of those funds. BlackRock will register an abstention on behalf of any funds who participated in the particular placement.

Where BlackRock has not participated on behalf of any funds in a placement which shareholders are being asked to ratify for the purposes of Listing Rule 7, we expect the following information to be disclosed:

•	To whom the equity was issued;

•	Details of any discounts to be offered and the rationale behind any proposed discount;

•	The basis of determining the issue price;

•	How the funds raised will be used;

•	Alternatives considered by the company;

•	Impact, if any on change of control;

•	Conversion rates on equity (if applicable).

Where the above information is not forthcoming, BlackRock will consider voting against the ratification request.

Listing Rule 7A

For eligible companies seeking shareholder approval for the issuance of additional capital pursuant to Listing Rule 7A, BlackRock expects the following information, in addition to the requirements of Listing Rule 7A, to be disclosed:

•	The nature of proposed recipients i.e., sophisticated investors, cornerstone investor, strategic alliance;

•	Details of any discounts to be offered and the rationale behind any proposed discount;

•	The basis of determining the issue price;

•	Alternative capital raising methods considered by the company;

•	Conversion rates on equity (if applicable).

Mergers, asset sales, and other special transactions

In reviewing merger and asset sale proposals, BlackRock’s primary concern is the best long-term economic interests of shareholders. While these proposals vary widely in scope and substance, we closely examine certain salient features in our analyses. For mergers and asset sales, we assess the degree to which the proposed transaction represents a premium to the company’s trading price. In order to filter out the effects of pre-merger news leaks on the parties’ share prices, we consider a share price from multiple time periods prior to the date of the merger announcement. In most cases, business combinations should provide a premium. We may consider comparable transaction analyses provided by the parties’ financial advisors and our own valuation assessments. For companies facing insolvency or bankruptcy, a premium may not apply. Where the transaction involves related parties we expect the board to establish a committee comprised of independent directors to review the transaction and report to shareholders.

There should be a favourable business reason for the combination.

Unanimous board approval and arm’s-length negotiations are preferred. We will consider whether the transaction involves a dissenting board or does not appear to be the result of an arm’s-length bidding process. We may also consider whether executive and/or board members’ financial interests in a given transaction appear likely to affect their ability to place shareholders’ interests before their own.

General Corporate Governance Matters

Amendments to constitutions

These proposals vary from routine changes to reflect up-dates to the Corporations’ Act, Listing Rules and other regulatory revisions to significant changes that substantially change the governance of the company. BlackRock will review such proposals on a case by case basis and support those that we believe are in the best interests of shareholders. We will not support proposals that will result in reducing the rights of shareholders.

Bundled proposals

We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BlackRock may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders.

Reincorporation

Proposals to reincorporate from one state or country to another are most frequently motivated by considerations of anti- takeover protections or cost savings. Where cost savings are the sole issue, we will typically favour reincorporation. In all instances, we will evaluate the changes to shareholder protection under the new charter/articles/by-laws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we will support reincorporation if we determine that the overall benefits outweigh the diminished rights.

Shareholder proposals

Whilst we recognize the importance of the right of shareholders to submit proposals to the general meeting, we will not support those that are frivolous or that cover an issue that we believe the board or management is or has addressed adequately. We will support shareholder proposals that we believe enhance shareholders’ rights or are in the economic interests of shareholders.

BLACKROCK®

Proxy voting guidelines for European,

Middle Eastern and African securities

February 2016

Proxy voting guidelines for European, Middle Eastern and African securities

Contents
Contents	C-67
Introduction	C-68
Comply or explain	C-68
Engagement	C-68
General guidelines for EMEA	C-69
Country-specific considerations	C-75

Proxy voting guidelines for European, Middle Eastern and African securities

These guidelines should be read in conjunction with BlackRock’s Global Corporate Governance and Engagement Principles, which are available online at www.blackrock.com.

Introduction

These voting guidelines cover issues specific to certain markets within Europe, Middle East and Africa (EMEA) in which BlackRock is an investor. If you are interested in our approach to governance in a market that is not specifically addressed in this document, you can refer to BlackRock’s Global Corporate Governance and Engagement Principles, which provide a broad overview of our philosophy regarding governance. We also invite our portfolio companies to reach out to BlackRock’s Investment Stewardship Team directly to discuss any questions regarding governance issues.

These guidelines are intended only to give an indication of how we are likely to vote. We assess voting issues on a case- by-case basis, taking into account the circumstances of the company, and our voting decisions at any individual shareholder meeting may diverge from the general approach described in these guidelines.

As noted in the global principles, BlackRock expects companies to observe the relevant laws and regulations of their market as well as local, market-specific guidelines on corporate governance best practice, such as, but not limited to, the Afep-Medef code and AFG recommendations in France, the Dutch Corporate Governance Code, the German Corporate Governance Code (“Kodex”), the Norwegian Code of Practice for Corporate Governance, the UK Corporate Governance Code and the King Code of Governance for South Africa (King III). These market-level policies provide the base point for our EMEA voting guidelines, as we believe they reflect good practice within the context of each market. Further, we would expect companies to develop an approach to corporate governance which demonstrate accountability, transparency, fairness and responsibility. The following country-specific considerations are intended to summarise BlackRock’s general philosophy and approach to issues that may commonly arise in these markets. This document is not intended to represent comprehensive voting guidelines on its own.

Comply or explain

In many markets, local corporate governance best practice guidance is underpinned by an approach that allows companies not to adopt recommended practices as long as they explain why they have not. We believe strongly that this so-called ‘comply or explain’ approach provides the appropriate mechanism for ensuring effective and pragmatic governance of companies. BlackRock expects such explanations under this so-called ‘comply or explain’ approach to be made in the context of why not complying better serves shareholders’ long-term interests.

Engagement

BlackRock takes an integrated approach to corporate governance and engagement, to the extent possible, as we believe that this results in both better informed decisions and a more consistent dialogue with companies. Activities are co- ordinated by the London-based EMEA Investment Stewardship Team.

The Investment Stewardship Team holds meetings with non-executive directors to discuss aspects of corporate governance such as management succession planning, board structure and performance and executive remuneration. The team also discusses material environmental and social matters such as the transition to a low carbon economy, the impact of adverse or extreme weather events, employee relations, and workplace health and safety that could impact company’s performance and achievement of strategic objectives. When we engage, we aim to ask informed and focused questions that help us build an understanding of a company’s approach and confirm that we should support management in our voting. We also engage proactively with companies that seem to be underperforming on financial, operational, environmental, social or governance measures. Where there are issues, we will engage directly with companies to bring about change.

In addition, BlackRock’s portfolio management teams regularly meet with the management of EMEA-incorporated companies in which our clients’ funds are invested to discuss strategy and performance, as well as, where necessary, the aspects of corporate governance for which management is responsible. On occasion we may partner with BlackRock’s portfolio management team when we engage with companies.

As part of our engagement with companies, we will be looking for CEOs to lay out for shareholders each year a strategic framework for long-term value creation. Additionally, because boards have a critical role to play in strategic planning, we believe CEOs should explicitly affirm that their boards have reviewed those plans. When companies set out a clear and succinct framework, we may not need to engage with them on a frequent basis, allowing us to focus on those companies where there are performance issues.

We will also participate in collaborative engagements with other shareholders where concerns have been identified by a number of investors. We prefer to engage with companies directly before voting against management. Where we believe that directors or management have not acted in the best interests of shareholders, have not responded adequately to shareholder concerns regarding strategy and performance, or our direct engagement over time has failed we may withhold or vote against management.

General guidelines for EMEA

The general guidelines contain the principles supporting our voting decisions across all EMEA markets and must be read in conjunction with the different country-specific guidelines below.

Boards and directors

BlackRock will not support the election of directors whose names and biographical details have not been disclosed sufficiently in advance of the general meeting for us to take a considered decision.

Board of Directors Skills and Diversity

Boards should have sufficient diversity in terms of gender but also age, experience and nationality. We expect companies to regularly review the board composition to ensure that the right mix of skills, experience and diversity exists within the board in order to set and review the strategic framework of the company and to respond to a changing operating environment. In identifying potential candidates, boards should take into consideration the diversity of experience and expertise of the current directors and how that might be augmented by incoming directors. BlackRock expects companies to disclose their diversity policy and its implementation. We may vote against the (re)election of the chairman and/or the chairman of the nomination committee if the board consistently lacks the necessary breadth of experience and diversity of skills that will enable the board to discharge its duties to all shareholders.

Director independence

BlackRock expects that a board should include a sufficient number of independent directors. We believe that an independent board faces fewer conflicts and is best prepared to protect shareholder interests. Common impediments to independence include but are not limited to:

•	Employment by the company or a subsidiary as a senior executive within the previous five years

•	Status as a founder of the company

•	Substantial business or personal relationships with the company or the company’s senior executives

•	Family relationships with senior executives or founders of the company

•	Significant shareholding of the company

•	Excessive tenure

We also take into account market standards to consider the independence of a board member.

Board Committees

BlackRock expects board committees to be composed exclusively of non-executive directors. Non-independent committee members should be a minority as we favour wholly independent committees in order to protect shareholder interests.

Separation of chairman and CEO positions

Independent leadership is important in the boardroom. BlackRock believes that the operation of the board is enhanced when there is a clearly independent, senior non-executive director to lead it. In those cases where there is combination of the roles of CEO and chairman, the board would be expected to implement mechanisms that may offset a potential concentration of power, including but not limited to, a majority of independent board directors, majority independent committees, the presence of a senior independent director and the reduction in the re-election period for directors. BlackRock favours independent chairmanship. If the board decides to appoint a non-independent chairman, specifically in the case of a former executive, we expect the company to provide strong supporting rationale.

Lead Independent Director

BlackRock generally considers the designation of a lead independent director as an acceptable alternative to an independent chair if the lead independent director has powers to: 1) provide formal input into board meeting agendas; 2) call meetings of the independent directors; and 3) preside at meetings of independent directors. We expect the lead independent director to be available to meet with shareholders. Where a company does not have a lead independent director that meets these criteria or any other offset mechanisms, we generally support the separation of chairman and CEO.

Board and Committees Chairmanship

BlackRock may consider voting against the chairman of the board, or the chair of any board committee, in a situation where we have identified a governance issue which has not been resolved. This includes situations where we observe a lack of board responsiveness to shareholders on board composition or executive remuneration concerns, evidence of board entrenchment, insufficient attention to board diversity, and/or failure to promote adequate board succession planning over time in line with the company’s stated strategic direction.

Board Engagement

As a long-term shareholder, BlackRock believes that maintaining an open dialogue with companies in which we invest to be essential. We prefer this dialogue to happen at board level as this body is responsible for corporate governance decisions and strategy, as elected representatives of shareholders. Therefore, BlackRock expects non-executive board members to be available to meet with shareholders from time to time. In a situation where the board would repeatedly refuse to meet shareholders, we would consider a vote against members of the board.

External Board Mandates

As the role of director is increasingly demanding, directors must be able to commit an appropriate amount of time to board and committee matters. Given the nature of the role, it is important that a director has flexibility for unforeseen events.

BlackRock is especially concerned that where a full-time executive has a non-executive director role or roles at unrelated companies, there may be a risk that the ability to contribute in either role could be compromised in the event of unforeseen circumstances.

Companies should disclose board and committees’ attendance to enable shareholders to monitor directors’ availability.

BlackRock expects companies to provide a clear explanation in situations where a board candidate is (1) a director serving on more than four public company boards; or (2) a chief executive officer at a public company and is serving on more than two other public company boards. BlackRock may vote against the (re)election of a director where there is a risk the director may be over committed in respect of other responsibilities and/or commitments. In case of a chief executive officer, we would vote against his/her (re)election only at external boards.

BlackRock may vote against the (re)election of any director for whom the disclosure of other already held board and committee positions is deemed to be inadequate, or where a director has a pattern of poor attendance at both the board and applicable key committee meetings.

Auditors and audit-related issues

If a company has not disclosed the name of the auditor BlackRock may abstain on the approval of the auditor.

In approving auditor and audit fees, BlackRock will take into consideration the level of detail in company disclosures. Where the company has not provided full disclosure on the name of the auditor, the audit fees as well as non-audit fees, BlackRock may vote against the (re)appointment of the members of the audit committee. BlackRock may also take this action if audit fees are lower than other fees and an adequate explanation is not provided.

Capital structure, mergers, asset sales and other special transactions

BlackRock will not support proposals to restrict foreign ownership unless such a restriction is a legal requirement. BlackRock does not support the use of anti-takeover defences.

BlackRock supports pre-emption rights in line with local market guidelines and practices; these guidelines provide a key protection for shareholders against dilution of their interests. We recognise that management requires some flexibility to raise funds for general business purposes through the issuance of shares. We generally support proposals seeking a standing authority to make such issuances subject to local market guidelines and practices, the size of the capital pool being fixed, the life of the authority being specified and the other terms being reasonable with regard to the interests of existing shareholders. Requests for standing authority to issue shares in relation to an acquisition will be considered on their merits and in light of previous use of such authorities and the company’s corporate governance profile. BlackRock expects all share issue authorities to be presented to shareholder vote at the general meeting. Any requests to increase the share capital should be renewed periodically.

Remuneration and benefits

In BlackRock’s view, the company’s board of directors is responsible for ensuring that its compensation structure incentivizes and rewards executives and relevant staff appropriately and is aligned with shareholder interest. We expect that pay structures are designed in such a way to allow companies to attract and retain the necessary talent responsible for the running of the company on behalf of shareholders.

BlackRock believes that disclosure and transparency of a company’s remuneration arrangements remain key components in allowing shareholders to exercise oversight over companies’ remuneration practices, in ensuring an alignment between pay and performance and demonstrating that a remuneration system has a strong link with strategy, execution of strategy and shareholder interests.

When evaluating executive remuneration arrangements, BlackRock will take into consideration the balance of fixed versus variable pay, the choice of performance measures and their targets, the length of vesting and/or holding periods, the overall complexity of the schemes, as well as the overall level of transparency. BlackRock expects executive remuneration arrangements to demonstrate a clear link with the execution of strategy. As such, BlackRock prefers all executive compensation beyond salary and benefits to comprise variable pay based on relevant and challenging performance criteria. BlackRock expects the larger portion of this variable pay to be based on sustained performance over a multi-year period. Pension and benefits should not be included in the calculation of variable pay. BlackRock will take pension and benefits into consideration when considering the overall merit of a pay policy. BlackRock expects supporting rationale where pension benefits for executives are inconsistent with pension benefits for the wider employee base.

In case of a significant pay increase year-on-year that is out of line with the rest of the workforce, BlackRock expects the company to provide strong supporting rationale. We may vote against remuneration when a pay increase is not in line with the company’s performance or with the complexity of the role.

BlackRock may not support plans where vesting of awards is not subject to the achievement of pre-determined performance targets or where the performance period is less than three years. BlackRock may not support incentive plans with insufficient disclosure on matters such as grant limits, performance criteria, vesting periods and overall dilution, as this will not allow BlackRock to fully assess these incentive plans. BlackRock does not generally support options under such plans being issued at a discount to market price.

BlackRock will generally not support retesting or the revision of targets in the middle of the performance period.

BlackRock may vote against any non-executive directors’ remuneration being performance-related.

In situations where BlackRock votes against a remuneration-related proposal, we may vote against the chairman or any member of the remuneration committee as well.

Severance payments

Severance payments should not be made to executives whose contracts have been terminated as a result of poor performance, who have chosen to leave the company, or who are retiring. Furthermore, we would expect that triggers of severance payments would not result in the accelerated vesting of equity-related awards.

Executives who have decided to leave the company should not be entitled to keep their equity-related awards. In case of retirement, any unvested awards should be subject to proration for time and performance.

Remuneration requirements under CRD IV

In BlackRock’s view boards of directors and remuneration committees should have flexibility in determining pay structure and levels. We are therefore supportive in principle of increasing the 1-to-1 cap of variable to fixed pay to 2-to-1. However, boards should exercise this flexibility responsibly. We will continue to review and monitor remuneration structures on a case-by-case basis.

In addition to the above and in the context of CRD IV, we will assess any material differences between proposed versus existing fixed pay levels for impacted staff, as approved by shareholders in previous years. In the event a company chooses to introduce an additional layer of fixed pay, where regulation permits we have a preference for the allowance to be paid in shares. Further, we expect that the allowance will release no faster than pro-rata over five years. Any additional layer of fixed pay should be excluded from the calculation of pension entitlements, benefits and severance and fit within previously communicated and approved dilution limits. In addition, we expect that any increase in fixed pay or an additional layer of fixed pay, would result in a reduction of total overall pay given the decreased level of “at risk” pay.

Shareholder Rights

BlackRock supports the ‘one share—one vote—one dividend’ principle, and will encourage companies to adopt it.

General corporate governance matters

Amendments to memorandum / articles of association / charter

These proposals vary from routine changes to reflect corporate law or other regulatory revisions through to significant changes that substantially change the governance of the company. BlackRock will review such proposals in accordance with our corporate governance policy and our assessment of the impact of the changes on the rights of shareholders.

Approve annual report / financial statements

Where the annual report and/or financial statements are not published sufficiently in advance of the voting deadline to allow a considered vote we may abstain on proposals on the approval or adoption of the reports. Similarly, we may withhold support if doing so would protect shareholders’ rights to take legal action should irregularities be discovered at a future date. We may also vote against proposals on the annual report if we have material concerns about the quality of reporting and disclosure.

Bundled proposals

BlackRock believes that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BlackRock may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders.

Change of name of corporation

BlackRock will normally support management proposals on corporate names.

Coverage of multi-jurisdictional companies

Where a company is listed on multiple exchanges or incorporated in a country different from its primary listing, we will apply the most relevant market guideline(s) to our analysis of the company’s governance structure and specific proposals on the shareholder meeting agenda. In doing so, we typically consider the governance standards of the company’s primary listing, the market standards by which the company governs itself, and the market context of each specific proposal on the agenda. If the relevant standards are silent on the issue under consideration we will use our professional judgment as to what voting outcome would best protect the economic interests of long-term investors. We expect that companies will disclose the rationale for their selection of primary listing, country of incorporation, and choice of governance structures, in particular where there are contradictions between relevant market governance practices.

Dividend proposals

BlackRock will generally approve dividends taking into consideration market standards and practices. We assess more closely companies that propose a lower allocation to determine if the low dividends are necessitated by company-specific conditions or local market factors. We may oppose dividends that appear excessive given the company’s financial position.

BlackRock will generally support proposals that offer shareholders a choice of a stock or cash dividend. We expect companies to explain their dividend policy and provide a rationale for and terms of any distribution of scrip dividends. We believe companies should repurchase shares to avoid excessive dilution in case of scrip distribution. Increase in authorised share capital / increase in preferred stock

BlackRock assesses these requests in light of a company’s previous issuance of capital and its corporate governance profile. Generally, we will support proposals if the board has concluded that additional share capital is necessary to carry out the company’s business. We would expect companies seeking such authority from shareholders to set out clearly the anticipated use of the additional shares and how this is in the interests of existing shareholders.

Other business

BlackRock opposes giving companies our proxy to vote on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.

Private placement

BlackRock will generally support private placements where the purpose of the proposed transaction is to raise funds or repay debt. We would expect companies to seek annual shareholder approval for any standing authorities to make private placements. Such authorities should specify the maximum proportion of issued capital that could be placed privately and the maximum discount that could be applied, where relevant.

Reincorporation or change of domicile

Proposals to move domicile from one country to another are frequently undertaken to gain protection from takeover, to avoid certain regulatory requirements or to save costs. We will assess any changes to the company’s charter associated with the reincorporation and will not normally support moves that will result in a significant overall reduction in shareholder protections. Where shareholder protections will not be diminished and cost savings are the sole motivation and will be considerable we will generally support such a proposal.

Related-party transactions

In principle, companies should refrain from engaging in transactions with related parties such as their shareholders, directors, and management. If related-party transactions are entered into they should be conducted on an arm’s length basis, approved by independent parties, such as non-interested directors and/or shareholders, and further governed by relevant corporate law or stock exchange listing requirements. BlackRock expects related-party transactions to be fully disclosed and explained. We may support reasonable annual mandates for recurring related-party transactions subject to their not adversely impacting minority shareholders.

Share repurchase

BlackRock considers share repurchase programmes to be generally supportive of the share price and will usually approve them. We will normally oppose such proposals if the proportion of issued share capital covered by the authority is excessive or if the intended purpose is unclear. We will not support share repurchase programmes which allow for share repurchases to be carried out during a takeover period.

Shareholder proposals

Whilst we recognise the importance of the right of shareholders to submit proposals to the general meeting, we will not support those that are frivolous or that cover an issue that we believe the board or management is taking, or has taken, adequate steps to address. We will support shareholder proposals that we believe enhance shareholders’ rights or are in the economic interests of shareholders.

Social, ethical and environmental issues

BlackRock generally considers social, ethical and environmental issues to be more suited to engagement as they are nuanced and more situation-specific than governance matters.

Annual report

BlackRock expects annual reports to include discussion on material risks, and how these are managed. Where a company’s reporting on material social, ethical and environmental (SEE) issues is deemed insufficient given the risks or nature of the business we may vote against the adoption or approval of the annual report.

Accountability of directors

BlackRock believes that the election of directors is the most effective mechanism for shareholders to express concerns about a company’s handling of SEE issues. We may vote against the re-election of directors deemed responsible for realised harm to shareholders’ interests in relation to a specific SEE issue. Similarly, where we are concerned that insufficient steps have been taken by the accountable director to avoid a significant threat we will withhold support.

Shareholder proposals

BlackRock does not have a standing policy on shareholder proposals as each is evaluated on its merits. We are unlikely to support shareholder proposals if we believe that the company is taking, or has taken, adequate steps to address the issue raised.

Country-specific considerations

Austria

These country-specific guidelines must be read in conjunction with the general guidelines for EMEA starting on p. 3.

Boards and directors

A dual-board system is prescribed in Austrian law. It also provides for employee representation on the supervisory board, i.e. co-determination rights. Accordingly, employees may appoint to the supervisory board one member from their own ranks (i.e. not external trade union representatives) for every two appointed by the general meeting of shareholders. Broadly speaking, this balance applies also to the committees of the supervisory board. Employee representatives may have their appointment terminated at any time but only by the works council. Given this structure, BlackRock would expect the majority of the supervisory board members elected by the general meeting to be independent of major shareholders, the company and its management board. Further, we would expect all non-employee members of the committees of the supervisory board to be fully independent.

Belgium

These country-specific guidelines must be read in conjunction with the general guidelines for EMEA starting on p. 3.

Boards and directors

BlackRock would expect a majority of the board members on Belgian company boards, which follow the unitary model, to be non-executive directors. For companies with dispersed ownership that adopt a unitary board, BlackRock would expect a majority of directors to be fully independent. In controlled companies, BlackRock expects that the number of independent directors is in line with the free float but no less than one third of board members.

BlackRock is not in favour of cross-shareholdings or the associated reciprocal board directors (administrateurs réciproques). We may vote against the election of directors who have such connections with the company except where there is a business joint venture.

Capital structure, mergers, asset sales and other special transactions

BlackRock opposes anti-takeover defences such as authorities for the board, when subject to a hostile takeover, to issue warrants convertible into shares to existing shareholders. BlackRock may vote against share repurchase requests that allow share repurchases during a takeover period.

France

These country-specific guidelines must be read in conjunction with the general guidelines for EMEA starting on p. 3.

Boards and directors

French law provides for either a unitary or dual-board structure. While BlackRock has no preference between the two structures, we expect any change in structure to be properly explained and put to a shareholder vote.

For companies with dispersed ownership that adopt a unitary board, BlackRock would expect a majority of directors to be fully independent. In controlled companies, BlackRock expects that the number of independent directors is in line with the free float but no less than one third of board members. In determining the total number of independent members serving on a French board, BlackRock will not take into account the representatives of employees when their appointment is required by law.

BlackRock is not in favour of cross-shareholdings or the associated reciprocal board directors (administrateurs réciproques). We may vote against the election of directors who have such connections with the company except where there is a business joint venture.

Directors’ appointment terms should be no longer than four years with a clear explanation given for director tenures over twelve years (as per EU directive). Companies should provide specific disclosures to shareholders as to why directors over twelve years should still be considered as independent.

Disclosure of names and details are critical in assessing directors’ skill set and experience for the job, including but not limited to relevant qualifications and professional experience.

Composition of Board committees: audit, nomination and remuneration committees should be comprised of a majority of independent directors and be chaired by an independent director. Additionally, the chairman of the board should be serving on the audit committee only if he/she is independent.

Censors: BlackRock recognizes that there are circumstances under which companies might want to appoint censors and that censors are appointed for transitional/interim periods. However, we may vote against censor appointment if the appointment is not twined with sufficient levels of disclosure that would allow BlackRock to assess the reasons for the appointment, terms of the appointment and any links that the censor might have with the company.

Capital structure, mergers, asset sales and other special transactions

French companies have historically sought routine authority to issue significant proportions of share capital. BlackRock understands that this afforded management flexibility in raising capital; however, such authorities have not always been used in the interests of shareholders. BlackRock may vote against capital issuance proposals in excess of 50 per cent of the issued share capital with pre-emptive rights and ten per cent of the issued capital without pre-emptive rights when the proceeds are not intended for a specific purpose.

BlackRock may vote against share repurchase requests that allow share repurchases during a takeover period.

BlackRock opposes anti-takeover defences such as authorities for the board, when subject to a hostile takeover, to issue warrants convertible into shares to existing shareholders. BlackRock may vote against any capital issuance proposal that could be used during a takeover period as a defence mechanism.

General corporate governance matters

BlackRock supports the “one share—one vote—one dividend” principle, and will encourage companies to adopt it. Hence BlackRock will support by-law amendments that introduce adoption of one share—one vote for registered shareholders. BlackRock will vote against “loyalty” dividends for registered shareholders holding shares for a longer period of time (typically more than two years). BlackRock will also vote in favour of abolishing voting caps.

Related party transactions

BlackRock expects related-party transactions to be fully disclosed and explained. Disclosure should include, but not be limited to, parties’ involved, financial conditions, details of the transaction, and justification from the board on the interest of the transaction. We prefer all new significant transactions to be the subject of separate resolutions. BlackRock expects companies to review any transaction rejected by shareholders.

Remuneration and benefits

BlackRock does not support variable pay elements for non-executive directors (i.e. equity awards) and prefers non-executive directors to receive fixed fees only.

BlackRock will normally vote against a remuneration policy that allows for severance payments to executive directors that exceed two years’ total remuneration. We would only support a severance payment greater than this level if detailed justification were given and the payment was clearly in the interests of shareholders as well as the recipient.

BlackRock expects that additional pension entitlements be subject to a minimum employment period of two years and to be based on the fixed compensation element only.

BlackRock notes that in France, stock options are often used / granted at a discount. In BlackRock’s view, when stock options are granted at a discount, the discount applied should be kept to a minimum.

Germany

These country-specific guidelines must be read in conjunction with the general guidelines for EMEA starting on p. 3.

Boards and directors

A dual-board system is prescribed under the German Stock Corporation Law (Aktiendgesetz), although a unitary model is provided as an option for those companies incorporated under European Company (Societas Europaea, or “SE”) law. The supervisory board should be comprised of only non-executive directors, and the management board should be comprised of only executive directors. German law also provides for employee representation on the board, i.e., co-determination rights. Employee representatives generally make up one-third to one-half of the board members. Given this, BlackRock expects at least one-third of the supervisory board members to be fully independent. In addition, no more than two supervisory board members should be former members of the management board. In BlackRock’s view, a management board member should not move on to become supervisory board chairman without an appropriate, as defined by the code or regulation, cooling off period and will seek a compelling and detailed rationale when this is proposed.

BlackRock prefers individual director elections for the supervisory board. In the case of bundled elections, or elections by slate, BlackRock may vote against the entire slate if the names and relevant biographical details of directors are not disclosed, or if there are concerns regarding any board member’s capabilities and/or performance. We may also vote against in case of concerns regarding the board composition and independence.

Capital structure, mergers, asset sales and other special transactions

In Germany capital-related authorities often have a five-year term. BlackRock may vote against resolutions seeking authority to issue capital if the aggregate amount allowed is above 20 per cent for issuances without pre-emptive rights and is not justified by the board. BlackRock will consider approval of “conditional” capital based on the applicable law according to which company’s conditional capital must not exceed 50 per cent of share capital and is valid for maximum of five years. For issuance of conditional capital, BlackRock will apply max 20 per cent rule for issuance without pre-emption rights.

Additionally, BlackRock may oppose new issuance requests in the event that existing requests have not yet expired. Requests for specific capital pools for equity-based remuneration will only be supported if we supported the related incentive plan.

Remuneration and benefits

BlackRock does not support variable pay elements for supervisory board members (e.g. awards linked to dividend or earnings targets) and prefers non-executive directors to receive fixed fees only.

Greece

These country-specific guidelines must be read in conjunction with the general guidelines for EMEA starting on p. 3.

Boards and directors

BlackRock expects the majority of the board members and at least one-third of the non-executive directors to be fully independent.

Ireland

These country-specific guidelines must be read in conjunction with the general guidelines for EMEA starting on p. 3.

Given the similarities between the markets in Ireland and the United Kingdom and that most Irish companies have adopted the U.K. Corporate Governance Code, the voting policy applied in Ireland is the same as that applied in the United Kingdom (please see below).

Italy

These country-specific guidelines must be read in conjunction with the general guidelines for EMEA starting on p. 3.

Boards and directors

Companies establish a board of directors and a board of statutory auditors. The board of directors may delegate some of its powers to a managing director or to an executive committee. Both boards are elected through the voto di lista system, under which shareholders with a minimum stake can propose a slate of directors for nomination.

Where more than one slate is proposed, BlackRock will support the slate that we deem will result in a board with directors most suited to representing the long-term interests of the minority shareholders. For companies with dispersed ownership, BlackRock would expect a majority of directors to be fully independent. In controlled companies, BlackRock expects that the number of independent directors is in line with the free float but no less than one third of board members. We further expect the whole of the board of statutory auditors to be fully independent. BlackRock generally supports a separation in the roles of chairman and managing director/CEO. In cases where there is a combination of these roles, BlackRock expects the board to implement mechanisms to offset a potential concentration of power, including but not limited to, a majority of independent board directors, majority independent committees, and the presence of a senior independent director.

Capital structure, mergers, asset sales and other special transactions

BlackRock will generally not support share repurchase programmes where greater than 20 per cent of issued share capital can be repurchased.

Remuneration and benefits

BlackRock will generally not support severance packages for the executive directors in excess of what is permitted by regional or sector-specific labour laws. Severance payments should not be made to executives whose contracts have been terminated as a result of poor performance or who have chosen to leave the company.

BlackRock may not support proposals to approve remuneration to directors where limited or no disclosure has been made, and may also consider withholding support from the slate election if bundled.

BlackRock may not support proposals to approve remuneration to auditors where limited or no disclosure has been made, and may also consider withholding support from the slate election if bundled.

Luxembourg

These country-specific guidelines must be read in conjunction with the general guidelines for EMEA starting on p. 3.

Boards and directors

Companies may adopt either a unitary or dual-board structure, although most companies have the former. BlackRock normally expects at least half of the board to be fully independent, except where there is a major shareholder with board representation in which case at least one-third should be independent.

BlackRock expects only non-executive directors to serve on committees, and may vote against the re-election and/or appointment of executives if they serve on any of these committees. Additionally, BlackRock expects the majority of these committees to be composed of, and chaired by independent directors. BlackRock may vote against the re-election of an existing director and/or appointment of a new director should the presence of this director on the committee lead to a non-majority independent committee.

If a company has not published its financial statements in advance of the general meeting, BlackRock may abstain on the proposal to discharge the board.

Capital structure, mergers, asset sales and other special transactions

The structure of share repurchase programmes is defined within corporate law in Luxembourg. BlackRock may oppose proposals on share repurchases if there is not a clear statement that they would not be used as a takeover defence or previous authorities seem to have been abused.

Portugal

These country-specific guidelines must be read in conjunction with the general guidelines for EMEA starting on p. 3.

Boards and directors

Companies may adopt either a unitary or dual-board structure. BlackRock expects the majority of directors on a unitary board and all supervisory board directors to be non-executive and at least one-third of them to be independent.

Russia

These country-specific guidelines must be read in conjunction with the general guidelines for EMEA starting on p. 3.

Boards and directors

In Russia, companies adopt a unitary board structure, with directors being voted through a cumulative voting system. Given the election system, BlackRock will usually support directors who are considered to be fully independent.

In Russia, if a director resigns from the board or the company seeks to terminate the director before the end of his/her term, the entire board must be terminated and a new board must be elected. BlackRock supports the early termination of powers of the board of directors if there is valid rationale and a proper justification. However, BlackRock will vote against the proposal seeking to modify the composition of the board if no justification has been provided, no names have been released, and/or if the changes result in a controlling shareholder increasing its influence on the board.

Related party transactions

Russian law requires shareholder approval of related-party transactions if they are valued at 2 per cent or more of the book value of a company’s assets or if members of the board are considered interested. Related-party transactions require approval by more than 50 per cent of disinterested shareholders voting at the meeting, whilst shareholders that are considered to be interested are not eligible to vote. BlackRock expects related-party transactions to be fully disclosed and explained in order to support these. Disclosure should include, but not be limited to, parties’ involved, pricing and independent valuation.

Audit Commission

BlackRock expects the audit commission members to be free from any conflict of interests and we may vote against a nominee if there are concerns regarding the work of the commission and/or its composition.

South Africa

These country-specific guidelines must be read in conjunction with the general guidelines for EMEA starting on p. 3.

Boards and directors

South African company boards follow the unitary model. For companies with dispersed ownership, BlackRock would expect a majority of directors, including the chairman, to be fully independent. In controlled companies, BlackRock expects that the number of independent directors is in line with the free float but no less than one third of board members. In assessing board balance, BlackRock will take into account the influence of South Africa’s Black Economic Empowerment (BEE), or more recently Broad-Based Black Economic Empowerment (BBBEE).

Capital structure, mergers, asset sales and other special transactions

BlackRock may not support proposals to place authorised but unissued shares under the control of directors where this amount exceeds ten per cent of the issued share capital and sound rationale for the request is not provided.

Spain

These country-specific guidelines must be read in conjunction with the general guidelines for EMEA starting on p. 3.

Boards and directors

Although most companies adopt a unitary board structure it is possible to have a two-tiered board. BlackRock expects at least half of the board to be composed of independent directors. Furthermore, BlackRock expects only non-executive directors to serve on committees, and may vote against the re-election and/or appointment of executives if they serve on any of these committees. Additionally, BlackRock expects the majority of these committees to be composed of, and chaired by independent directors. BlackRock will consider voting against the re-election of an existing director and/or appointment of a new director should the presence of this director on the committee lead to a non-majority independent committee.

BlackRock believes that directors should be elected on an individual basis. Where the proposal bundles the election of all the nominees, BlackRock may vote against the entire slate.

Capital structure, mergers, asset sales and other special transactions

In Spain, capital-related authorities often have a five-year term which cannot exceed 50 per cent of current issued share capital. BlackRock will vote against resolutions seeking authority to issue capital if the aggregate amount allowed exceeds 20 per cent of issued share capital and it excludes pre-emptive rights.

Switzerland

These country-specific guidelines must be read in conjunction with the general guidelines for EMEA starting on p. 3.

Boards and directors

BlackRock expects at least half of the board, which is unitary in the Swiss system, to be independent directors. Furthermore, BlackRock expects only non-executives to serve on the company’s committees, and will consider voting against the re-election and/or appointment of executives if they serve on any of the committees.

Capital structure, mergers, asset sales and other special transactions

BlackRock will not support proposals to restrict foreign ownership unless such a restriction is a legal requirement.

BlackRock will support proposals to reduce anti-takeover defences such as restricting the transferability of registered shares, differential or restricted voting rights and/or restrictions.

BlackRock will vote against resolutions seeking authority to issue capital if the aggregate amount allowed exceeds 20 per cent of issued share capital and it excludes pre-emptive rights.

The Netherlands

These country-specific guidelines must be read in conjunction with the general guidelines for EMEA starting on p. 3.

Boards and directors

Dutch law provides for either a unitary or dual-board system. While BlackRock has no preference between the two structures, we expect any change in structure to be properly explained and put to shareholder vote. Where companies adopt a unitary board, BlackRock expects the majority of the board to be fully independent non-executive directors, and for the roles of chairman and chief executive to be separated. In cases where there is a combination in these roles, BlackRock expects the board to implement mechanisms that may offset a potential concentration of power. For two-tiered boards, the supervisory board should comprise only non-executive directors, and the management board should comprise only executive directors. BlackRock expects the majority of the supervisory board members to be fully independent.

Capital structure, mergers, asset sales and other special transactions

BlackRock may vote against resolutions seeking authority to issue capital if the aggregate amount allowed is above 10 per cent for issuances without pre-emptive rights and is not justified by the board.

BlackRock will generally support proposals to abolish depository receipts and replace them with ordinary shares. BlackRock does not support the use of protective preference shares to deter a hostile takeover bid.

The Nordic region (Denmark, Finland, Norway and Sweden)

These country-specific guidelines must be read in conjunction with the general guidelines for EMEA starting on p. 3.

Boards and directors

Finland is the only Nordic market where two-tier boards are common, with an increasing trend over recent years towards the unitary model. In Sweden the unitary board is composed almost entirely of non-executive directors. The managing director may serve on the board, but cannot be the chairman. BlackRock expects a majority of the outside directors on both unitary and dual-board models to be independent, excluding any employee appointed directors.

BlackRock believes that directors should be elected on a simple majority and will support proposals abolishing plurality voting.

In Sweden, and increasingly in Finland, nominating committees are made up of representatives of three to five of the largest shareholders and the chairman of the board. BlackRock will generally support of the adoption of this approach, provided that the nominating committee’s guidelines make clear that it must act in the interests of all shareholders. BlackRock may vote against the principles of establishment of a nominating committee, and may vote against the proposal to appoint and/or elect a nominating committee if a member of the executive management is a member of the committee, the chairman of the board is also the chairman of the nominating committee, and/or if more than one member is dependent on a major shareholder.

BlackRock believes that directors should be elected annually on an individual basis. In Sweden and Finland, the election of board members is usually done through a bundled proposal. In the case of bundled elections, BlackRock will consider voting against the entire slate of directors if the names and details of any director have not been disclosed, if the board and/or its committees are not majority independent, and/or if there are concerns with a board member’s capabilities or performance.

BlackRock will generally support the discharge of the board of directors. BlackRock will support proposals to abolish the annual vote on the discharge of the board of directors if directors stand for annual re-election individually.

General corporate governance matters

BlackRock will support proposals to abolish voting caps or multiple voting rights and will oppose measures to introduce these types of restrictions on shareholder rights.

United Kingdom

These country-specific guidelines must be read in conjunction with the general guidelines for EMEA starting on p. 3.

Boards and directors

BlackRock believes that the appointment of key individuals, notably the chairman, is crucial for an effective board and for board communications. BlackRock expects the roles of chairman and chief executive to be separated. In cases where there is a combination in the role of chairman and chief executive, BlackRock would expect the board to implement mechanisms that may offset a potential concentration of power. BlackRock expects at least half the board to be non- executive directors who are, and are seen to be, fully independent. BlackRock expects the audit committee to be fully independent and the chair and the majority of the members of the other board committees to be independent non- executive directors. BlackRock will review the status of independent directors where they have been on the board for in excess of nine years. We are supportive of annual elections for all directors. We may vote against individual board members where we have concerns about their independence in the context of the board overall or about their performance in terms of protecting and advancing the interests of shareholders or in terms of board meeting attendance.

BlackRock believes that directors should be appointed through a formal, rigorous and transparent process that takes into account the current composition of the board, skills gaps and succession planning. The recruitment process should identify candidates based on merit and against objective criteria taking into consideration diversity on the board including, but not limited to, gender diversity. Where we have concerns that a director has been appointed through an inadequate process we may vote against his or her election to the board.

BlackRock expects the senior independent director to be fully independent and may vote against his or her re-election if this is not the case unless the company provides a detailed explanation of why it would not be in shareholders’ interests to do so.

Auditor and audit-related issues

We may vote against the re-election of board directors, specifically the members of the audit committee or equivalent, where the board has failed to facilitate high quality, independent auditing.

We expect companies to put their external audit contract out to tender periodically, as determined by the board and the audit committee. We may support shareholder proposals seeking the rotation of audit firms or an audit being put out to tender. We are more likely to be supportive if we have previously had concerns about the quality of the audit or if the company is not observing market norms in this regard.

Capital structure, mergers, asset sales and other special transactions

BlackRock may vote against capital issuance proposals in excess of one-third of the nominal value of the company’s current issued share capital with pre-emptive rights, with an additional one-third (two-thirds in total) applied to fully pre-emptive rights issues only, or in excess of five per cent of the issued capital without pre-emptive rights when the proceeds are not intended for a specific purpose. This five-percent limit is raised to ten-percent for AIM-listed companies and investment trusts.

Mandatory takeover bid waivers exempt a large shareholder from the obligation to bid for the remaining shares of the company it does not already own. The requirement that a takeover bid be launched when a substantial percentage of the issued share capital has been acquired by one shareholder or shareholders acting in concert prevents the entrenchment of controlling shareholders and protects minority shareholders from creeping acquisitions. Normally we will vote against waivers. However, we may vote in favour of a waiver when it is sought in conjunction with a share repurchase programme, which could cause a shareholder’s ownership stake to increase above the mandatory bid threshold, as long as no one individual shareholder’s stake would increase above 50 per cent.

Remuneration and benefits

When evaluating executive remuneration arrangements, BlackRock will take into consideration the balance of fixed versus variable pay, the choice of performance measures and their targets, the length of vesting and/or holding periods, the overall complexity of the schemes, as well as the overall level of transparency We expect the performance metrics in variable pay incentives to clearly support the execution of strategy. Variable pay awarded should have a clear link to performance achieved against the stated metrics. We will consider whether the remuneration package appears structured to prevent undue risk-taking and whether the level of potential reward seems reasonable and in line with corresponding anticipated return to shareholders. We will oppose proposals where there appears to be a misalignment between shareholders’ interests and those of the plan participants. In addition to voting against proposals related to remuneration, we will vote against the re-election of members of the remuneration committee or equivalent where we believe remuneration practices are egregious or are otherwise not in the interests of shareholders.

BLACKROCK

Proxy voting guidelines for

Japanese securities

February 2016

Proxy voting guidelines for Japanese securities

The guideline should be read in conjunction with BlackRock’s Global Corporate Governance and Engagement Principles, which are available online at www.blackrock.com.

1. Objective

BlackRock will exercise voting rights on behalf of its clients based on its fiduciary responsibility related to the management of the clients’ assets. Our mission is to protect and enhance our client’s economic interest. We will emphasize corporate governance based on shareholder value and promote the interests of our clients as long-term investors.

By focusing shareholder value, we hope to contribute to the promotion of a market environment conducive to equity investment. We will also establish our own philosophy and approach, thus contributing to the development of the proxy voting practice in Japan.

To achieve these objectives, we will recognize the importance of urging issuer companies to further establish corporate governance based on shareholder value. We will also use, mid- to long-term shareholder value maximization or protection of shareholder value, as the sole criterion for our decisions. Our decision will not be biased by any consideration of self-interest or any third-party’s interest or capital or business relationships with the companies to be voted.

2. Positioning

We conduct voting decisions on a case-by-case basis. The proxy voting guideline (henceforth the Guideline) provides the principle in accordance with which we make our voting decisions. The Investment Stewardship Committee (henceforth, the Committee) may determine that an exception to the Guideline would be in the best interests and in such cases, make voting decisions which may deviate from the Guideline. In case of such exception, we will document the reason for such decision in a written or electronic format. The Guideline will be occasionally reviewed and revised at the Committee to reflect changes in the market place as well as developments in corporate governance practices.

We will use an independent advisor to make judgment on our behalf if there is a concern for a potential conflict of interest between us and the company to be voted. In such cases, the advisor will apply our Guideline, and we will vote according to the advisor’s recommendations. More specifically, we will follow the advisor’s recommendations in exercise of our voting rights regarding (i) companies affiliated with the BlackRock Group, and (ii) companies where executives/officers and employees of the BlackRock Group companies are members of the board of directors.

3. Voting Guideline

1) Basic Philosophy

The exercise of voting rights is a measure to reflect the principle of mid- to long-term shareholder value maximization on the ways of corporate governance. Our approach can be summarized into the following three features: 1) Voluntary nature of corporate governance, 2) Importance of incentive compensation schemes, 3) Transparency to investors. From a market efficiency standpoint, our voting decisions will generally not be based on information not been disclosed publicly.

We believe the form of corporate governance could vary depending on the factors specific to a company. The optimal organizational structure for a firm would reflect these factors and in general vary by the firm’s business model as well as the firm’s competitive environment. A form of corporate governance that works well for one type of firms may not always work for other types of firms.

However, such view is not necessarily, to accept the status quo. For instance, when an installation of anti-takeover measures proves to be an issue for general shareholders, raising concerns over possible destruction of shareholder value, we will urge the company to adopt a form of corporate governance that would be more effective in protecting the interests of general shareholders. Or in a case where we consider a company’s corporate governance as dysfunctional, we may, through proxy voting, encourage the company to take governance measures that are more focused on the mid- to long-term shareholder value. Furthermore, when compliance issues undermine the company’s share value, we will hold the management accountable for such issues and endorse governance measures that ensure compliance with law.

The alignment of the corporate managers’ goals with the mid- to long-term shareholder interests is an important measure to ensure corporate governance. We consider incentive compensations as an effective measure to align corporate manager’s interests with its shareholder’s interest. We will also support stock-based compensation plans that are carefully designed to enhance shareholder value.

Financial transparency is crucial for a company to achieve a favorable valuation from investors in the capital market. We expect companies to maintain a high level of accountability to their shareholders.

With regard to the relationship between securities lending and proxy voting, our approach is driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. We may in our discretion determine that the value of voting outweighs the cost of recalling shares, and thus recall shares to vote in that instance.

2) Voting Process

We evaluate meeting proposals based on the Guideline. Additionally, we specify a set of screening criteria, which we may or may not utilize in selecting the companies in which we may apply our guideline more efficiently. The screening criteria, which are stated below, may be revised upon necessity.

1.	Three consecutive years of losses in net profit (consolidated basis) and three consecutive years of no dividend payouts

2.	Incidences of regulatory sanctions against the company or criminal charges against the company or its executives/officers and/or employees

3.	Indicators of corporate governance

4.	Trend and level of capital productivity indicators (such as Return on Equity, Return on Asset, etc.)

3) Engagement Policy

Engagement with an investee company is an effective strategy to construct a mutual understanding between investors and investee companies. With respect to the voluntary nature of corporate governance, we view engagement as an important activity to ensure enhancement and protection of mid- to long-term shareholder value, in the ways of corporate governance in the company.

4) Voting Standards

We will exercise our assigned voting rights based on the provisions of the Guideline as set forth below:

A. Agenda related to the executive and supervisory board

1) Composition of the board of directors

•	In principle, we support the installation of the Audit Committee structure or a company with Three (nomination, remuneration, and audit) Committee structure.

•

We oppose the reinstallation of a Statutory Auditor structure back from the audit committee structure or the Three committee structure, if it degrades the monitoring function of the board, such as decrease in the number of independent outside directors.

2) Appointment of directors

•

If a serious social misconduct, such as violation of a law, criminal prosecution, fraudulent accounting, disturbances to public order and good custom, etc., occurred in the company, and the event has materially undermined social trust and caused adverse effect on the company, we may vote against the reappointment of such directors that should be held responsible. However, this shall not apply in cases in which the company has taken prompt and proper steps or sanctions internally, and announced such decisions publicly to win back trust.

•	In case of three straight years of fiscal losses and no dividend payouts, we may consider voting against the reappointment of directors responsible for the poor performance.

•

In case of several consecutive years of declining trend of capital productivity, and the level of such indicator remaining at a low level, we may determine that shareholder value is being impaired and may vote against the reappointment of directors responsible, after evaluating the company’s past and future business plans and current capital policy (including cross-share holdings) as well as the past management performance.

•

In addition to the cases above, if the decisions of the incumbent directors are considered to have clearly impaired interests of shareholders, including cases such as poor performance over extensive period of time, massive increase in capital without shareholder approval, failure to implement a shareholder proposal with considerable support, we may vote against the reappointment of such directors. In any case, we will assess whether the reappointing directors are equipped with the capability to protect and enhance the interests of general shareholders.

•

For companies with the Statutory Auditor structure, in cases where shareholder approval over allocation of income is waived by the company’s articles of incorporation, we consider voting against the reappointment of directors if the payout amount determined by the board is not supportable.

•	In cases where the board has adopted a takeover defense measure without shareholder approval, we may consider voting against the appointment of all or a part of incumbent directors.

•

We may vote against an increase in the number of directors that cannot be deemed appropriate. In cases of Three straight years of fiscal losses and no dividend payouts, resulting in the destruction of shareholder value, we will vote against a proposal for an increase in the number of directors unless a clear explanation to justify such increase is provided.

3) Appointment of outside directors

•

For company adopting the Three Committee Structure with dispersed shareholders, it is desirable that more than one half of the board members be composed of outside directors that are deemed independent. We vote against the reappointment of non-independent outside directors if less than half of the board members are independent.

•

For a company with the statutory auditor board, where ownership is concentrated among large shareholders, we allow a part of outside directors to be nominated to represent those large shareholders. Hence in cases where large shareholders exert control over a company with the Committee Structure through direct and indirect ownership and director appointments, we vote against the appointment of non-independent outside directors if less than one third of the board members are independent.

•

Whether the company is or is not adapting the Committee Structure, the appointment of independent outside director serves to protect the interests of general shareholders. Therefore, in cases (1) to (4) given below where we believe there are concerns of the interests of general shareholders being materially impaired, we apply the same standards as set forth above for companies with the Three Committee Structure to companies without the Committee Structure and vote against the appointment of non-independent outside directors. That is, in cases where the company has a diversified ownership structure, we vote against the reappointment of non-independent outside directors if less than half of the board members are independent; and in cases where large shareholder exert control over the company, we vote against the appointment of non-independent outside directors if less than one third of the board members are independent.

(1)	If the company has installed or proposes to install anti-takeover defense measures.

(2)	If a provision in the articles of incorporation stipulates that the Board is authorized to determine surplus payout.

(3)	If large shareholders exert control over the company through direct and indirect ownership and director appointments.

(4)	If serious social misconduct took place and has caused material adverse effects on the company.

•	Moreover, in cases (1) to (4) above, we consider voting against the reappointment of incumbent directors if the board lacks any outside directors.

•	For companies with the Audit committee, vote against the appointment of directors on the audit committee if they are not deemed independent.

•	Consider voting against outside directors if their attendance at board meetings is deemed insufficient and if a convincing explanation as to the reason why is not provided.

•

Consider opposing outside directors if their extremely long term tenure as outside director raise doubts over their independency and if a convincing explanation as to the reason why their reappointment is in the interest of shareholders is not provided.

•

Independent outside directors are those that have no connections or relationships with the company or its executives/officers and are hence capable of representing the interests of general shareholders. Those with interests that might compromise their function of monitoring the company’s management would not qualify. Those who have worked for some period of time as executives/officers or employees of its parent company or subsidiaries are not deemed independent. The executives/officers and employees of the company’s major business partners (including financial institutions, brokerage firms), current and ex executives/officers of the company with cross directorships of outside directors, other large corporate shareholders and the accounting firms carrying out the audit of the company, as well as the individuals providing professional services to the company (including attorneys, accountants and consultants), are not deemed independent. As for the former executives/officers and employees of the company’s major business partners, other large corporate shareholders, the accounting firms carrying out the audit of the company, we evaluate their eligibility as independent outside directors in light of their work histories as well as the entities they have represented.

4) Appointment of statutory auditors

•

If serious social misconduct such as a violation of law, criminal prosecution, disturbances to public order and good custom, etc., occurred, and if it has materially undermined social trust and caused adverse effects on the company, oppose the reappointment of such auditors that should be held responsible. However, this shall not apply to cases in which the auditors greatly contributed to uncovering injustice.

•	Additionally, in such cases of social misconduct, we may oppose those new appointees that are deemed unsuitable as statutory auditors under these circumstances on a case-by-case basis.

•	We may oppose a decrease in the number of statutory auditors if no clear reasons are discerned.

5) Appointment of outside statutory auditors

•	Vote against the appointment of candidates who are not deemed independent.

•

Consider voting against outside statutory auditors if their attendance at board meetings or meetings of the statutory auditors is deemed insufficient and if a convincing explanation as to the reason why is not provided.

•

Consider voting against outside statutory auditors if their long term tenure as outside statutory auditor raise doubts over their independency and if a convincing explanation as to the reason why their reappointment is in the interest of shareholders is not provided.

•

Independent outside statutory auditors are those that have no connections or relationships with the company or its executives/officers and are hence capable of representing the interests of general shareholders. Those with interests that might compromise their function of monitoring the management of the company would not qualify. Those who have worked for some period of time as executives/officers and employees of the parent company or subsidiaries are not deemed independent., The executives/officers and employees of the company’s major business partners (including financial institutions, brokerage firms), current and ex executives/officers of the company with cross directorships of outside directors, other large corporate shareholders and the accounting firms carrying out the audit of the company, as well as the individuals providing professional services to the company (including attorneys, accountants and consultants), are not deemed independent. As for the former executives/officers and employees of the company’s major business partners, other large corporate shareholders, the accounting firms carrying out the audit of the company, we evaluate their eligibility as independent outside directors in light of their work histories as well as the entities they have represented.

6) Appointment of an accounting auditor

•	Oppose if there is a suspicion about the auditor’s independence.

•

If the appointment of a new auditor is considered to have been caused by the resignation of its predecessor who had disagreements with the company regarding its audit, we will carefully assess whether the objectivity of audit can be secured under the new auditor.

B. Agenda related to compensation

1) Executive compensation

•

Ideally, compensation of an executive director should be linked to their business performance. Approve a proposal for a large increase in compensations of directors if clear reasons or any evidence of the linkage to business performance is provided. Approve a proposal for a large increase in compensations of statutory auditors, if any evidence of the linkage to business performance is provided.

•

Oppose a proposal for an increase in compensations of directors and statutory auditors if such proposal is made in spite of the company’s financially difficult situation such as three straight years of fiscal losses and no dividends.

•	Oppose a proposal for an increase in compensations of directors and statutory auditors if the levels of their compensations are already excessively high.

•

Disclosure of individual compensations of the directors’ and/or statutory auditors’ is an important source of information to verify the linkage to business performance of the compensation practices. Therefore, vote for a proposal requesting the public disclosure of the directors’ individual compensations if the scope of disclosure is appropriate.

2) Payment of executive bonus

•

Oppose the payment of executive bonus if the dividends to shareholders are not paid out due to sluggish corporate performance, or an occurrence of a serious misconduct being extremely detrimental to shareholder value.

3) Retirement benefits

•

Oppose grants of retirement benefits to all retiring outside directors and retiring statutory auditors. However in applying this criterion, factors specific to the industry or business sector may also be taken into account if deemed appropriate. In such cases, the disclosure of the total amount of such benefits is a prerequisite.

•	We will not support grants of retirement benefits to grantees if they have held their positions for less than two years.

•

If serious social misconduct such as a violation of law, criminal prosecution, disturbances to public order and good custom, etc., occurred and if the grantees should be held responsible for the misconduct, oppose grants of retirement benefits.

•

In case of three straight years of fiscal losses including this year and no dividends, thus causing erosion in shareholder value, oppose grants of retirement benefits to all retiring directors. In applying this criterion, factors specific to the industry or business sector may also be taken into account if deemed appropriate.

4) Stock options

•	In principle, approve if the following conditions are satisfied:

•

The potential dilution limit taking account of all grants outstanding is 5% or less generally, and 10% or less for high growth companies such as high-tech’s. We will not support a company proposal if the company fails to provide information necessary to evaluate the dilution impact of stock option plans.

•	The exercise price exceeds the reasonable market price.

•	Oppose the repricing of the exercise price.

•	Oppose if the plan features such as the period of time vesting are inadequate from the point of view of shareholder value.

•	Oppose if the proposed stock option grants are deemed to be for use as an anti- takeover measure.

•

Approve if granted to executives/officers (excluding statutory auditors) and employees of the company. Approve if granted to executives/officers (excluding statutory auditors) or employees of the company’s subsidiaries. However, oppose if granted to statutory auditors of the company. Also, oppose if granted to executives/officers or employees of business partners. Oppose if granted to outside service providers such as legal counsels, accounting auditors or consultants.

C. Agenda related to capital policies

1) Dividend payout

•

In the case where the dividend payout is lower than 30% of the net profit, approve if deemed appropriate after checking relevant factors such as the recent corporate performance, the current balance sheet, the company’s growth prospects and the size of share repurchases as well as the dividend payout levels of the peer companies in the same industry sector/business area.

•

Even in cases where the dividend payout is higher than 30% of the net profit, oppose if the company accumulates retained earnings in excess of necessitated levels. If the dividend payout is higher than 100% of the net profit, we will evaluate the proposal by taking account of the company’s financial conditions.

•

We may oppose a proposed increase in, or a proposed retention at the previous level of, dividend payout if the company incurred losses (excluding one-time special losses) and there are concerns regarding mid- to long-term financial soundness that would be caused by excessive outflows of funds from the company.

2) Stock repurchase

•	Approve if the purchase is not excessive and has definite reasons.

•

However, oppose the stock repurchase if such transaction is deemed inappropriate. For instance, we will oppose if the company’s cash flows are deemed insufficient, if stock repurchases are deemed to negatively affect the interests of existing shareholders because of expected losses of trading liquidity given the size of the planned repurchase relative to the size of the floating stocks, if repurchases are deemed to cause a creeping takeover by large shareholders, or if the shareholder equity ratio is exceptionally low.

•	In addition, if the company accumulates retained earnings without appropriate business plans, we may vote for a shareholder proposal urging the company for more active stock repurchases.

3) Reduction of capital reserve and earned reserve

•	In principle, approve if there is a specific purpose.

4) Reduction of capital

•	Approve if the proposal is made in relation to a corporate resurrection plan, or if the risk of bankruptcy is imminent.

5) Allotment of new stock shares to a third party

•

Provided the allotment is not made as part of an anti-takeover measure and is made as part of a restructuring of business, vote on a case-by-case basis by taking account of such factors as whether the issue price or exercise price is not set a level excessively advantageous to the allotted party, whether the allotment will not cause a massive dilution of existing stocks, and whether the allotment is not made to inappropriate parties.

•	If the allotment is made with intent of forming cross-shareholding relations, vote on a case-by-case basis by assessing the likelihood of such relations causing erosions of shareholder value.

6) Approval of merger, asset sale/purchase, corporate split/transfer

•

If the transaction contributes to the strengthening of the company’s competitive position or furthers the company’s focus on its core business, approve provided the decision process is deemed fair to all shareholders. However, the following cases cannot be supported.

•	There are concerns for conflicts of interests on the part of lead banks providing finance that will undermine maximization of shareholder interests.

•

The transaction is apparently against the interests of existing shareholders and appears to proceed under the pressure from the parent company, main banks and/or regulatory bodies pushing for a rescue operation for the target company.

•

The term such as the merger ratio, sale/purchase price and share exchange ratio is not determined according to a fair value calculation by a third party advisor. This condition will not apply if the transaction does not affect the economic interests and the legal rights of shareholders: an example would be merger of a 100% subsidiary.

D. Agenda related to takeover defenses

•	In principle, we will not support takeover defense measures since we believe they work against transactions for company control which generally stimulate the economy.

•

Especially, oppose in principle any measures that would undermine the equality of the shareholder rights. Hence, oppose class shares that grant to a subset of shareholders special voting rights, for instance, the veto rights at shareholders’ meetings, and class shares that are equipped with multiple voting rights.

•

Companies typically explain that they would need takeover defense measures because the regulation regarding public takeover bids is still insufficiently provided. Hence we will evaluate defense measures from the following points of views.

•

We will not support any defense measures whose trigger conditions leave significant room for interpretation and, given the lack of independence of the board and/or the undesirable composition of the special committee, would cause a concern for arbitrary implementation.

•

We will not support the introduction of a defense measure unless the board’s function of monitoring the management is enhanced by the election of multiple outside directors that are deemed independent and the term of the directors is shortened to one year.

•

If the board establishes a special committee to evaluate the advisability of triggering defense measures, it is desirable that the committee be comprised of independent outside directors and/or independent outside statutory auditors.

•	Adoption of a takeover defense measure without shareholder approval will be evaluated negatively.

•

The situation surrounding the control market changes over time. We believe it necessary that takeover defense measures be equipped with a sunset provision. Additionally, within three years, they should be subjected to a review regarding the desirability of their retention.

•

We will take account of other defense measures(such as setting the upper limit that would eliminate room for additional director appointments) the company has taken as well as the company’s ownership structure (such as the existence of large shareholders and “stable” shareholders), and oppose if the measures seem excessive.

•

We will evaluate on a case-by-case basis any proposals for third-party allotment of shares or installation of rights plan that are undertaken for the purposes of takeover defense, provided they meet the guideline conditions as specified above. We will not support renewal or introduction of such defense measures for a company whose shareholder value has slumped, for instance, due to an occurrence of serious social misconduct or a prolonged state of sluggish financial performance, unless the company provides a rational explanation as to why such measures would not result in further detriment of shareholder value.

E. Changes to the articles of incorporation

Changes to the articles of incorporation involves various matters including, but not limited to the items below. For items which are not stated as provisions below, we will make decisions on a case by case basis. We will examine the changes based on the standpoint of whether the proposal is not excessively restricting shareholder rights, or is not causing concerns to shareholder value or protection.

1) Number of directors

•

In principle approve a reasonable increase in the upper limit on the number of directors that is proposed in relation to the company’s business expansion or planned appointment of new outside directors. In principle approve a decrease in the upper limit that is proposed in relation to the down-sizing of the board resulting from a review of its role in the management of the company.

2) Number of statutory auditors

•

Oppose in principle a decrease in the upper limit on the number of statutory auditors if the rationale is not clearly explained and the decrease is not deemed to contribute to the interests of shareholders.

3) Term of appointment of a director

•	Oppose in principle the prolongation of the years of appointment.

4) Removal of directors at a shareholder meeting

•	Oppose in principle a proposal raising the voting requirement for removal of directors to a higher level than a simple majority.

5) Adoption of the classified board

•	We may oppose adoption of the classified structure if we determine that such adoption can erode shareholder value.

6) Indemnification of directors and statutory auditors

•	Approve in principle for the directors (except executive officers) and statutory auditors if there are no issues related to shareholder value.

7) Indemnification of accounting auditors

•	Oppose in principle the indemnification of the auditor unless the company explains clearly the reason why

8) Lowering of the quorum requirement for special resolutions

•

Oppose if major shareholders such as the owner’s family, the parent company, the business group companies, the main banks and major lender institutions, etc., jointly hold one-third of the voting rights already.

•	Even in the case of these large shareholders holding less than one-third, oppose if they have substantive control over the company’s management by sending directors, etc.

9) Authorize the board of a company with the Statutory Auditor Structure to determine surplus payout

•	Oppose in principle the article revision to exclude from agenda of a shareholder meeting any resolutions relating to surplus payout.

•

Additionally, oppose the article revision authorizing the board to determine surplus payout without shareholder approval, if the company fails to make a convincing argument explaining why such authorization would benefit shareholders.

10) Stock repurchase by the board of directors’ decision

•

Oppose the article revision enabling the board to decide stock repurchases without shareholder approval if the stock repurchase itself is deemed inappropriate. For instance, we will oppose if the company’s cash flows are deemed insufficient, if stock repurchases are deemed to negatively affect the interests of existing shareholders because of expected losses of trading liquidity given the size of the planned repurchase relative to the size of the floating stocks, if repurchases are deemed to cause a creeping takeover by large shareholders, or if the shareholder equity ratio is exceptionally low.

11) Increase in authorized shares

•

The basic condition for our support is, that the number of issued shares already exceeds two thirds of the current authorization and the proposed increase in the authorization is up to 100%. Approve if this condition is met, if the company provides adequate explanations as to why such increase in the authorized shares promote the shareholders’ long-term interests, and if no concerns for erosions of shareholder value due to such increase exist.

•

Evaluate on a case-by-case basis if the company has a history of third-party allotments that diluted the interests of existing shareholders or if concerns exist regarding the intent of the proposed increase being in conflict with the shareholder’s interest.

•

If a company in a deep financial problem and planning a third-party allotment of shares proposes an increase in share authorization, we evaluate the proposal by comparing the size of potential dilution of shareholder value by the allotment and the likely consequences if such allotment is not granted.

12) Creation and issuance of class shares

•

In case of proposals to create and issue class shares including preferred stocks, evaluate by taking account of the objectives, the rights of holders, tenures and the convertibility to common stocks. We will also take account of the qualifications of purchasers, effects on the rights of existing shareholders and the past history of abusive issuances.

•	In case of creation and issuance of preferred stocks convertible to common shares, the term of conversion must be explicitly stated at the time of issuance.

13) Voting requirements for proposals regarding organizational restructurings

•

Unless the company provides clear explanations why doing so would benefit shareholder value, oppose in principle an article revision to make the requirement for a special resolution at a shareholder meeting stricter for the purpose, for instance, of making shareholder approval of corporate restructurings such as merger more challenging.

14) Objectives of business

•	Approve unless the proposed expansion of business objectives results in a substantial deviation off the company’s area of specialization.

15) Change of fiscal year

•	Oppose a proposal to change the fiscal year to close in March if no proper reasons are given.

F. Shareholder’s proposal

•	Evaluate from the point of view of shareholder value. Oppose if the proposal is deemed to undermine the interests of general shareholders or to serve solely the interests of the proponent.

•	Oppose a proposal made to promote a specific social or political purpose, or a proposal which the benefits are uncertain for shareholders.

•	We will not support proposals that cover an issue that we believe the board or management is or has addressed adequately.

End

Enacted on December 2, 2009

Revised on, May 1, 2012

Revised on, June 1, 2012

Revised on, May 1, 2013

Revised on, June 1, 2014

Revised on, May 15, 2015

Revised on, February 1, 2016

BLACKROCK

Corporate governance and proxy

voting guidelines for New Zealand

securities

May 2011

Corporate governance and proxy voting guidelines for New Zealand securities

Corporate governance and proxy voting guidelines for New Zealand securities

These guidelines should be read in conjunction with BlackRock’s Global Corporate Governance and Engagement Principles—2011.

Introduction

Our policy for New Zealand is based on the guidelines established by the Securities Commission of New Zealand—Corporate Governance in New Zealand Principles and Guidelines and the Corporate Governance Best Practice Code of the New Zealand Stock Exchange (NZSX).

Our approach to voting and corporate engagement is informed by the Financial Services Council Guidance Note No.20 “Corporate Governance: A Guide for Fund managers and Corporations” and other guidance on exercising ownership responsibilities issued by organizations such as the United Nations (the Principles of Responsible Investment) and the International Corporate Governance Network.

We are active members of each of these organisations and thus believe that their guidance is consistent with our own principles.

We expect every NZSX listed company to provide a meaningful statement as how the corporate governance principles it follows materially differ from the Corporate Governance Best Practice Code as set out in the Appendix to the NZSX Listing Rules.

Engagement

BlackRock takes an integrated approach to corporate governance and engagement, to the extent possible, as we believe this approach results in both better informed decisions and a more consistent dialogue with companies. Activities are coordinated by the Australian and New Zealand Corporate Governance and Responsible Investment (CGRI) team.

We have meetings and discussions with non-executive directors to discuss aspects of corporate governance such as management of succession planning of the board, executive remuneration, board structure and performance and any environmental and social issues which we believe have the potential to unnecessarily increase the risk profile of the company.

Proxy Voting Approach

BlackRock is one of the world’s largest institutional investors, with extensive experience globally. The universe we cover in New Zealand includes but is not limited to the NZSX 50. BlackRock aims to vote at 100% of the annual and extraordinary shareholder meetings where we have the voting authority to do so.

These guidelines will be used to assist BlackRock in assessing proposals presented at shareholder meetings. When assessing any proposal put to shareholders BlackRock takes into account the unique circumstances of the relevant company and our assessment of the impact of such a proposal on the sustainable growth of the company.

We aim to engage with management or members of the board, as appropriate, on contentious and high profile issues before determining how to vote. Where we decide to vote against management or abstain from voting on a particular proposal we advise the company in advance whenever possible.

Corporate Governance and Proxy Voting Guidelines

These guidelines are divided into seven key themes as follows:

•	Boards and directors;

•	Auditors and audit-related issues;

•	Risk Management;

•	Capital structure, mergers, asset sales and other special transactions;

•	Remuneration and benefits;

•	Social, ethical and environmental issues;

•	General corporate governance matters.

Boards and Directors

Composition of the board of directors

The board of a listed company should comprise competent individuals who have the requisite skills and experience to fully discharge their duties to shareholders. BlackRock expects the independent directors to possess between them the necessary breadth of experience and diversity of skills to enable them to discharge their duties to shareholders.

Assessment of independence

An independent director is a non-executive director non-executive director and generally should:

•

Have no familial or material business or financial or perceived relationship with the company, its executives or other board members (except for board service and annual fees paid for that service) which may interfere with the NED’s ability to act in the best interests of the company;

•

Have not been an employee of the company within the last three years, Further, a non-executive director who has been an employee of the company as a senior executive is not considered to be independent unless there has been a break of at least three years between leaving employment becoming a non-executive director of the company;

•	Have not been within the last three years a principal or employee of a professional advisor to the company or a related company;

•	Not participate in any equity based remuneration that involves vesting based on performance of the company or continuing service as a non-executive director;

•

Not control more than 5% or more of the company’s voting securities or is an executive or other representative of a company that owns or controls more than 5% or more of the company’s voting securities. Where a non-executive director was a representative of such a former substantial security but remains on the board after the former substantial security holder disposes of the holding, and in the absence of any other relationship between the company and the non-executive director or the former substantial security holder, we will consider reclassifying the non- executive director as independent;

•	Be classified by the company as independent;

•	Not hold cross-directorships or significant links with other directors through the involvement in other companies or bodies;

•

Have not received fees or income for services to the company, except for board service and annual fees paid for that service, and which are significant in relation to the non-executive director fees received by the director;

•

Not be a partner/director or senior executive of a professional services firm such as an accounting firm, consulting firm, law firm or investment bank where the firm is paid for services and not the individual directly;

•	Not be a material supplier or customer of the company or another group member or an officer of or otherwise associated directly or indirectly with a material supplier or customer:

•	Have no material contractual relationship with the company or another group member other than as a director of the company;

•

Be free from any interest and any business or other relationship which could, or could reasonably be perceived to, materially interfere with the director’s ability to act in the best interests of the company.

Appointment/Reappointment Procedure

The company should have a formal and transparent procedure for the appointment and re-appointment of directors. The board should disclose in the annual report the required mix of skills, experience and other qualities, including core competencies that each director brings to the board, the process by which candidates are identified and selected including whether professional search firms have been engaged to identify and/or assess candidates, the procedures used to ensure a diverse range of candidates is considered and factors taken into account in the selection process. The annual corporate governance statement should also disclose the process adopted by the board to evaluate the performance of each director. BlackRock believes that annual performance reviews of the non-executive directors, including the chairman contribute to a more efficiently functioning board.

Diversity

BlackRock supports the proposal of the ASX Corporate Governance Council to require companies on an “if not, why not” basis to adopt and disclose a diversity policy that includes measurable objectives relating to gender.

Independent chairman

BlackRock expects the chairman to be independent. Where the chairman is not considered to be independent BlackRock expects a cogent explanation to be provided by the company and the independent directors to appoint one of their own as the lead independent director. We believe that the responsibilities of the lead independent director should include but are not limited to:

•	Preside at all meetings of the board at which the chairman is not present, including sessions of the independent directors;

•	Be authorized to call meetings of the independent directors;

•	Serve as principal liaison on board-wide issues between the independent directors and the chairman;

•	Approve the quality, quantity, appropriateness and timeliness of information sent to the board as well as approving meeting agenda items;

•	Facilitate the board’s approval of the number and frequency of board meetings, as well as meeting schedules to assure that there is sufficient time for discussion of all agenda items;

•	Be authorized to retain outside advisors and consultants who report directly to the board of directors on board-wide issues;

•	Ensure that he/she be available, if requested by shareholders, when appropriate, for consultation and direct communication;

•

He/she should agree to and document the split roles between a non-independent chairman, the CEO and the lead independent director and have this published on the company’s website so that shareholders can understand the break out of responsibilities.

Where a company does not have an independent chairman, a lead independent director has not been appointed and a cogent explanation has not been provided, BlackRock may consider voting against the re-election of the chairman particularly if other significant corporate governance issues exist.

BlackRock may, however, vote in favour of a non-independent chairman, for example where the:

•	The company is controlled and the chairman is associated with the majority shareholder; or

•	The chairman is the founder or related to the founder of the company and in BlackRock’s view is of crucial importance to the company and generally has substantial wealth invested in the company.

Majority of independent directors

BlackRock expects the board of a listed company to have a majority of independent directors unless an explanation is provided. Where a board does not comprise a majority of independent directors it should take particular care with its explanation for not achieving a majority given the importance to shareholders of having an effective and objective board.

In cases where the board does not comprise a majority of independent directors, BlackRock may consider voting against the re-election of a non-independent director, and/or the chair of the nomination committee, particularly if there are other corporate governance concerns regarding the company.

Number of permissible directorships an individual may hold

Non-executive directors must be able to commit an appropriate amount of time to board and committee matters. Given the nature of the non-executive role it is important that a non-executive director have spare capacity in the event of a major transaction such as a hostile takeover taking place. It is in situations like this where the demands on non-executive directors increase significantly therefore they must have the required time available to fulfill their duties to shareholders.

In BlackRock’s view it is the responsibility of the chairman to ensure that all the directors are able, and are participating actively and contributing to the workload of the board through formal evaluation as well as on a continuing basis.

BlackRock may vote against the re-election of a director where there is a risk the directors may be over committed in respect of membership of other boards.

NEDs who are full- time executives of other major listed companies

BlackRock has concerns when a full-time CEO accepts a non-executive role at an unrelated company. Full time CEO’s are expected to work for their board and shareholders on a 24/7 basis. As discussed above non-executive directors need to have spare capacity when a major transaction occurs. BlackRock is concerned that where a full-time CEO has a non- executive director role there is a risk that the time spent in either role could be compromised. BlackRock may consider voting against a non-executive director who is also a full time CEO of a major listed company.

Length of service

BlackRock believes that shareholders are best served when there is orderly renewal of the board as this should result in directors with accumulated experience while at the same time introducing fresh minds and experience to the board. An effective renewal process will ensure that non-executive directors do not serve for such length of time that their independence may be impaired.

BlackRock will review the status of independent directors where they have been on the board in excess of 15 years. We will consider voting against the re-election of a non-executive director who has served for a period in excess of 15 years particularly if there are other concerns regarding the corporate governance of the company.

Meetings

Directors should ensure that they attend all board and committee meetings. BlackRock will consider voting against a director who fails to attend fewer than 75% of board and committee meetings in a given year, unless compelling reasons for the absenteeism have been disclosed. However, BlackRock will disregard attendance in the first year following appointment as the director may have had commitments made prior to joining the board.

Conflicts of interest

BlackRock believes that all non-executive directors should be free from material conflicts of interest. Non-executive directors, their immediate family or related professional company, which provides material professional services to a company at any time during the last three years, may be placed in a position where they may have to make decisions that may place their interests against those of the shareholders they represent. BlackRock may vote against the re-election of a director where an identified conflict of interest may pose a significant and unnecessary risk to shareholders.

Board size

While BlackRock believes the board is best placed to determine the size of the board, we expect board size to reflect the size and complexity of the company. We do however believe that a minimum board size of five is necessary for an NZSX 20 company to ensure a good mix of skills and diversity amongst the independent directors.

External/nominated board candidates

In general BlackRock supports the recommendations of the board regarding the election of directors. BlackRock does not ordinarily support individuals who have nominated themselves for the board unless they have the support of the board. In particular, BlackRock would not support an external candidate who has a restricted agenda as directors are there to act on behalf of all shareholders and to deal with all issues that may arise. However, where we believe the addition of an external candidate to the board will add value to the skill set of the board and is in the best interests of shareholders, we will support them.

Share ownership by non-executive directors

BlackRock believes listed companies should have a clear and disclosed policy on non-executive director share ownership. We believe that non-executive directors should have some “skin in the game” in order to align their interests with those of public shareholders. Such policies should require non-executive directors, within a reasonable amount of time after joining the board, to accumulate a meaningful investment.

Where a non-executive director continues serving on a board and fails to accumulate a meaningful investment and other significant corporate governance issues exist, BlackRock may consider voting against the individual.

Disclosure of equity subject to margin calls

Directors and senior executives should be able to manage their assets in the same way that other shareholders can. Margin calls can have a significant impact on a company’s share price when the call is made on a significant shareholder.

Where a director’s investment, which is subject to margin calls, exceeds 2% of issued capital, the number of shares subject to margin calls and the margin call prices should be disclosed.

Where a company fails to disclose a material holding of a director which has been subject to margin calls and margin calls are subsequently made, resulting in a negative impact on the share price, BlackRock will consider voting against the director concerned and/or the chairman for failing to disclose such material shareholder information.

Boards and block shareholders

BlackRock acknowledges that the New Zealand market is unique by the fact that a considerable number of companies within the NZSX 50 have block shareholders. The nature of the block shareholders varies and includes family companies, large offshore listed companies, the New Zealand government and local authorities.

BlackRock does not see the presence of a block shareholder as a means to avoid addressing the issues raised above. We expect board representation of block shareholders to be equal to or less than the percentage of their shareholding. While we accept in situations where the block shareholding exceeds 50% there may not be a majority of independent directors, we do expect an independent lead director and competent independent directors to ensure protection of the minority shareholders.

Committees

Appropriately structured board committees provide an efficient mechanism, which allow the board to focus on key issues such as audit, board renewal, remuneration, risk and any other issues deemed important. Board committees can also provide an important role dealing with conflicts of interests.

NZSX Listing Rules requires all companies to establish an audit committee. For companies within the NZSX 20, at a minimum BlackRock expects the establishment of separate committees to focus on the issues of nomination and remuneration. For companies outside the NZSX 20, it is acceptable to have the roles of nomination and remuneration combined within the one committee.

All committees should have written terms of reference which should, inter alia, clearly set out the committee’s role and responsibilities, composition, structure, membership requirements and the procedures for inviting non-committee members to attend meetings. All committee terms of reference should be available to investors on the company’s website.

All committees should be given the power and resources to meet their obligations under the terms of reference. This will include the right of access to management and the ability to select service providers and advisors at a reasonable cost to the company.

The chairman of a committee should be independent. It is preferable for the chairman of the board not to chair board committees as this may lead to a concentration of power in a single director.

For NZSX 20 we expect each committee to have at least three members. For companies outside the NZSX 20, depending on the size and complexity of the company a committee of two may be appropriate.

Audit Committee

The audit committee should comprise solely independent directors, with the appropriate mix of skills, including financial skills and experience for its role.

The terms of reference for the audit committee should have appropriate powers to determine the scope of the audit process, review the effectiveness of the external auditor, assess, review and authorise non-audit work, have access to the internal audit process and to make recommendations regarding the appointment and removal of the external auditor.

Where a risk committee has been established in addition to an audit committee, clear disclosure needs to be made on the responsibilities of each committee and how they interact.

Where the audit committee is not comprised solely of independent directors, Blackrock will consider voting against the re-election of the chairman of the audit committee or the non-independent member of the audit committee particularly if there are other corporate governance issues.

A demonstrably independent audit is essential for investor confidence. Where non-audit fees exceed the level of audit fees in any year, BlackRock will review the nature of the non-audit fees and any explanation provided by the company for the significant level of non-audit fees. Full details of all non-audit work should be disclosed. If there is a lack of explanation of the non-audit services or we believe there is a risk that the type of non-audit services provided may impair the independence of the audit, we will consider voting against the re-election of the chair of the audit committee if he/she is seeking re-election.

Other circumstances where BlackRock may consider voting against the re-election of the chair of the audit committee include but are not limited to:

•	If within the last three years accounting fraud has occurred in the company;

•	If within the last three years the financial statements had to be restated due to negligence or fraud;

•	If the company repeatedly fails to file its financial reports in a timely fashion.

Nomination Committee

The responsibilities of the nomination committee should include a review of and recommendations to the board on issues including but not limited to:

•	Assessing the competencies of all directors to ensure the board has an appropriate range of skills and expertise.

•	Implementing a plan for identifying, assessing and enhancing director competencies;

•	To review, at least annually of the board succession plans;

•	To ensure the size and composition of the board is conducive to making appropriate decisions;

•	To review the time required by a non-executive director and whether non-executive directors are meeting that requirement;

•	To ensure a process for the evaluation of the performance of the board, its committees and directors and report the process to shareholders in the annual corporate governance statement;

•	The appointment and re-election of directors;

•	Maintaining a watching brief on the development of management and possible potential for senior executive succession planning from the level below senior executive.

BlackRock expects the board to have a formal and transparent process for the selection, appointment and re-appointment of directors to the board and disclosure of the process helps promote BlackRock’s understanding of and confidence in that process. The process should be disclosed in the annual corporate governance statement.

Circumstances where BlackRock may consider voting against the re-election of the chair and/or members of the nomination committee include but are not limited to:

•	If the composition of the board continues to reflect poor succession planning, renewal or other composition deficiency;

•

If the committee approved the nomination or re-election of an individual who has demonstrated a lack of integrity or inability to represent the interests of shareholders or who has an actual or perceived significant conflict of interest that poses a risk to shareholders;

•	If the committee fails to hold a meeting in the reporting year.

BlackRock accepts that due to the size and nature of some New Zealand companies the role of a nomination committee is undertaken by the whole board. In such circumstances BlackRock expects disclosure of why a nomination committee has not been established and how the board manages the responsibilities normally undertaken by a nomination committee.

Remuneration Committee

The remuneration committee for an NZSX 20 company should comprise solely non-executive directors. In BlackRock’s view NZSX 20 companies should not have executives as members as there is the potential for, or perception of, conflict of interest of executive director involvement in board decisions on their remuneration packages.

For companies outside the NZSX 20 index, while our preference is for the remuneration committee to comprise solely non-executive directors, we understand that due to the size of the company and the development phase it may be in, the presence of the CEO on the committee may be acceptable. In such cases we expect disclosure of the protocols in place to ensure the CEO is not involved in determining his/her remuneration arrangements.

The responsibilities of the remuneration committee should include a review of and recommendations to the board on issues including but not limited to:

•	The company’s remuneration, recruitment, retention and termination policies and procedures for senior executives;

•	Executive director and senior executive fixed and performance based remuneration to ensure that executives are motivated to pursue the long-term growth and success of the company;

•	Superannuation arrangements;

•	The remuneration framework for non-executive directors;

•	Consult directly, ie not through the use of consultants or management, with institutional shareholders regarding their expectations.

Circumstances where BlackRock may consider voting against the re-election of the chair and/or members of the remuneration committee include but are not limited to:

•	If the composition of the remuneration committee fails to meet these guidelines;

•	If BlackRock has continuing concerns regarding the structure of remuneration and has raised these concerns with the company and the company continues these egregious practices;

•	If the committee fails to hold a meeting in the reporting year.

Accounts, auditors and audit-related issues

Accounts

New Zealand listed companies are not required to put their annual accounts and reports to shareholders for a vote. However, some companies choose to submit their annual accounts and reports for a shareholder vote. In such cases and where there is an unqualified auditors’ report, BlackRock will support such proposals.

Change of audit firm

While BlackRock accepts that it is not a requirement for companies to seek shareholder approval for the appointment of a new audit firm, we nonetheless believe that companies should put the appointment of a new audit firm to shareholders for ratification.

Authorize Board to set Auditor’s Fees

For NZSX companies it is usual for the board to put a resolution to the annual general meeting seeking shareholder approval to permit the board to set the audit fees. Such proposals are not controversial and will generally be supported by BlackRock unless we have concerns regarding the overall quality of the audit firm.

Risk Management

BlackRock believes that a sound framework of risk oversight, management and control is fundamental to the long term sustainable growth of shareholder value. We expect companies to disclose to indentify their key risks and disclose how these risks are managed.

Risk management should be designed to;

•	Identify, assess, monitor and manage material business risk;

•	Identify material changes to the company’s risk profile.

Companies should establish policies for the oversight and management of material business risks and disclose a summary of those policies.

Risk management policies should reflect the company’s risk profile and should clearly describe all elements of the risk management and internal control system and any internal audit function.

The risk management policies should clearly describe the roles and accountabilities of the board, audit committee, or other appropriate board committee, management and any internal audit function.

The board should disclose whether it has received assurance from the chief executive officer (or equivalent) and the chief financial officer (or equivalent) that the declaration provided in accordance with section 295A of the Corporations is founded on a sound system of risk management and internal control and the system is operating effectively in all material respects in relation to financial reporting risks.

Capital structure, mergers, asset sales, and other special transactions

Approvals and ratification of placements

NZSX Listing Rule 7 generally limits listed companies from issuing more than 20% of equity on a non-pro rata basis in a 12 month period without shareholder approval. Companies can seek shareholder approval to exceed the 20% limit.

BlackRock will consider each request to issue more than 20% of equity in a 12 month period on a case by case basis. When requesting shareholder approval to issue more than 20% of equity on a non-pro rata basis companies should disclose:

•	To whom it is proposed to issue the equity;

•	Details of any discounts to be offered and the rationale behind any proposed discount;

•	The basis of determining the issue price;

•	How the funds raised will be used:

•	Alternatives considered by the company;

•	Impact, if any on change of control;

•	Conversion rates on equity (if applicable).

Where the above information is not forthcoming and/or the approval may result in unnecessary dilution for a majority of shareholders, BlackRock will consider voting against the approval request.

Companies can also request the ratification of previous share placements in order for that placement not to count towards their 20% allocation. If on behalf of any funds BlackRock has participated in a placement that is subject to ratification by shareholders, then pursuant to NZSX Listing Rule 7 it is unable to vote on the proposal on behalf of those funds.

BlackRock will register an abstention behalf of any funds who participated in the particular placement.

Where BlackRock has not participated on behalf of any funds in a placement which shareholders are being asked to ratify for the purposes of Listing Rule 7, we expect the following information to be disclosed:

•	To whom the equity was issued;

•	Details of any discounts to be offered and the rationale behind any proposed discount;

•	The basis of determining the issue price;

•	How the funds raised will be used:

•	Alternatives considered by the company;

•	Impact, if any on change of control;

•	Conversion rates on equity (if applicable).

Where the above information is not forthcoming, BlackRock will consider voting against the ratification request.

Mergers, asset sales, and other special transactions

In reviewing merger and asset sale proposals, BlackRock’s primary concern is the best long-term economic interests of shareholders. While these proposals vary widely in scope and substance, we closely examine certain salient features in our analyses. The varied nature of these proposals ensures that the following list will be incomplete. However, the key factors that we typically evaluate in considering these proposals include:

For mergers and asset sales, we assess the degree to which the proposed transaction represents a premium to the company’s trading price. In order to filter out the effects of pre-merger news leaks on the parties’ share prices, we consider a share price from multiple time periods prior to the date of the merger announcement. In most cases, business combinations should provide a premium. We may consider comparable transaction analyses provided by the parties’ financial advisors and our own valuation assessments. For companies facing insolvency or bankruptcy, a premium may not apply. Where the transaction involves related parties we expect the board to establish a committee comprised of independent directors to review the transaction and report to shareholders.

There should be a favourable business reason for the combination.

Unanimous board approval and arm’s-length negotiations are preferred. We will consider whether the transaction involves a dissenting board or does not appear to be the result of an arm’s-length bidding process. We may also consider whether executive and/or board members’ financial interests in a given transaction appear likely to affect their ability to place shareholders’ interests before their own.

Remuneration and benefits

Introduction

The key purpose of remuneration is to reward, attract and retain competent directors, executives and other staff who are fundamental to the long term sustainable growth of shareholder value, with reward for executives contingent on controllable outcomes that add value. Each company faces different issues at different times, has different value drivers and accordingly, BlackRock believes that each company should structure their remuneration policies and practices in a manner that suits the needs of that particular company.

When assessing remuneration policies and practices of NZSX listed companies BlackRock is looking for a cogent explanation for the policies used and in respect of executive remuneration in particular, a clear link to the board’s stated strategy.

Companies listed on both NZSX and ASX

BlackRock expects companies listed on both the NZSX and ASX, while legally not entitled obliged, to submit a remuneration report for shareholder vote as required by section 300AA of the Australian Corporations Act.

Non-executive director remuneration

The role of the non-executive director is to monitor the strategy, performance and remuneration of the executives and to protect the interests of shareholders in the long term. Non-executive directors should receive sufficient remuneration to attract and retain suitably qualified non-executive directors and encourage them to undertake their role diligently.

The executive arm and any major shareholder should not have any undue influence over the remuneration of non-executive directors.

Structure on non-executive director remuneration

Non-executive director remuneration should be structured in such a way that it aligns the interests of the directors with those of the shareholders they represent. The structure of non-executive director remuneration should not provide any disincentive to resign from the board should an issue of conflict or any other issue that would impair a director’s independence arise.

Non-executive directors should receive a fixed annual fee, including additional fixed fees for board committee membership for their services. BlackRock supports non-executive directors entering into “salary sacrifice” arrangements whereby a portion of their fees is received by way of fully paid shares purchased on market. Such arrangements assist in aligning the interests of non-executive directors with those of shareholders.

Cap on fees paid to non-executive directors

It is a requirement under NZSX Listing Rules that listed companies obtain shareholder approval for any increase in the in the cap on non-executive fees, or alternatively, the individual remuneration paid to non-executive directors.

BlackRock considers requests for an increase in the fee cap on a case by case basis. We expect the explanatory notes to the meeting to clearly explain why the increase is being sought, the proposed level of non-executive director fees, including additional amounts for service on committees and any proposed changes to the size of the board to be disclosed.

Option Grants and performance based remuneration to non-executive directors

BlackRock does not generally support the granting of options to non-executive directors as such securities do not have the same risk profile as the ordinary shares held by ordinary shareholders and therefore may not align the interests of directors with those of the shareholders they represent.

Non-executive directors should not receive performance based remuneration as to do so would more closely align their interests with those of management, whose performance and remuneration they are intended to monitor on behalf of shareholders.

Where options or performance based remuneration has been granted to non-executive directors, BlackRock will consider voting against any such proposals and the re-election of the chair of the remuneration committee who must take responsibility for such poor remuneration structures.

For smaller companies in a development/exploration phase such as biotech or mining companies, which typically have high cash burn rates and little or no income from operations, BlackRock will support the grant of options or share rights to non-executive directors where the options are issued in lieu of cash fees (as a cash saving measure), there are no performance conditions and full vesting occurs within 12 months of grant date.

Retirement benefits

Non-executive directors should not receive any form of service contingent retirement benefit. Such remuneration merely rewards a non-executive director for long service and may inhibit a non-executive director from resigning from the board if an issue of conflict or any other issue that would impair a director’s independence arises.

Hedging of securities

Given the nature of the role of the non-executive director and his/her access to information, in BlackRock’s view it is inappropriate for non-executive directors to enter into hedging arrangements relating to their direct and indirect shareholdings.

As discussed above, in certain circumstances BlackRock believes directors should disclose shares subject to margin calls.

Executive Remuneration

Given the uniqueness of each New Zealand listed company, and the numerous industries represented on the NZSX, we do not believe there is a “one size fits all” in respect of the structure of executive remuneration. However, there are aspects of executive remuneration that are considered to be part of an evolving framework that we typically see. Where there is a significant departure from this framework, a cogent explanation is required and will be taken into account by BlackRock when assessing executive remuneration issues.

Executive remuneration contracts

Disclosure to the NZSX

Upon appointment of an executive director or where there have been material changes to the terms of an executive director’s contract of employment, BlackRock expects disclosure of the key features of contracts to the NZSX. Such disclosure should include, but is not limited to the following features of the contract of employment:

•	Period of the contract;

•	Quantum of fixed remuneration;

•	Structure of any performance based remuneration;

•	Notice period and termination provisions;

•	Sign-on remuneration;

•	Retention provisions;

•	Change on control provision and the impact on variable remuneration;

•	Any other material issues which will assist shareholders to fully understand the terms.

Length of contracts

While it is reasonable for a contract to have an initial term of up to three years, BlackRock expects contracts to be renewed on a one year rolling contract basis. Such arrangements should minimize post employment expenses of the company to executives.

Where longer term contracts are entered into, or contracts are renewed for periods in excess of one year, BlackRock expects disclosure of the rationale of the justification of such approvals by the remuneration committee.

Change of control provisions

Any change of control provisions that affect the remuneration arrangements of the CEO or executives directors should be disclosed in the annual report.

BlackRock believes that the remuneration committee should have discretion in relation to change of control provisions as the circumstances that may result in a change of control are varied and cannot be determined at the time contracts are entered into.

Elements of executive remuneration

Executive remuneration will generally, but not necessarily comprise some or all of the following elements:

•	Fixed remuneration

Base remuneration

Superannuation contributions

Non-monetary benefits

Leave entitlements

•	Variable remuneration

Short term incentive (STI)

Long term incentive (LTI)

•	Other

Sign-on payments

Retention provisions

Termination provisions

Fixed remuneration

Fixed remuneration should reflect the role and responsibilities of the executive role taking into account, inter alia, business and geographical complexity. When assessing the appropriateness of the level of fixed remuneration, BlackRock will use the median of the company’s market cap peer group as a guide. Where a CEO’s fixed remuneration is significantly above the median of the company’s market cap peer group, BlackRock expects to see a cogent explanation in the annual report.

Short term incentives

STIs should be linked to performance. Disclosure in the annual report should provide shareholders an understanding of the maximum amount of STI award an executive can earn in a given year. For example, this may be expressed as a percentage of fixed remuneration.

The annual report should clearly state the performance measures and the hurdles that are required to be met for an STI to vest. BlackRock does however, accept that in the case of STIs, performance measures may involve commercially sensitive information. In such cases, BlackRock will accept non- disclosure of future performance targets, however, expects retrospective disclosure of nature of the performance measure, the performance hurdle met and the percentage of the award that vested on an annual basis.

The annual report should also explain why each STI performance measure was selected and the relationship of each performance measure to the company’s stated short term strategy.

The accept should clearly disclose the performance measures that were met, the performance hurdle that was achieved and the amount of remuneration rewarded in respect of each performance measure for the CEO and executive directors.

BlackRock also encourages companies to defer a significant portion of an annual performance based award into equity which may vest over a period of around three years from grant date. Deferring a significant portion of an STI will encourage management to think beyond the initial 12 month performance period.

BlackRock is always concerned where executives appear to have been rewarded via an STI when short term performance has been prima facie poor. In such situations BlackRock expects a cogent explanation regarding why management appears to have been rewarded for poor performance. BlackRock may consider voting against the chair of the remuneration where there is a significant mismatch between performance and executive remuneration rewards.

Long term Incentives

Link between long term remuneration structure and company strategy

Blackrock expects a clear link between the structure of a company’s long term incentive plans and the company’s strategy. The link between executive remuneration structure and strategy should relate to the performance period and performance measures used.

Annual grants of awards

It is preferable for long term incentive awards to be granted in annual grants rather than rather than in an ad hoc manner. Annual grants allow the remuneration committee to use its discretion to amend the terms of grants as circumstances change. Exceptions may be made in start up or transformational situations where specific and highly value adding milestones can be identified. Where the remuneration committee has used its discretion to change the terms of an award BlackRock expects disclosure of why and how the discretion was used.

Performance period

The performance period chosen should be linked to the type of business and overall long term strategy. For example a company involved in the construction/operation of major infrastructure assets would be expected to have a performance period of not less than three years and preferably up to five years. For companies operating in the retails sector, where fast turnover of stock is key, BlackRock accepts a performance period of less than three years. Where a performance period for a long term incentive is less than three years, a company should provide a clear explanation for the short performance period and explain how this is linked to overall long term strategy.

Performance measures

There are many types of performance measures that can be used in a long term incentive plan. BlackRock expects to see a relationship between the performance measures chosen, the type of industry in which the company operates, the key value drivers of the business and overall long term strategy. The annual report or explanatory notes should contain clear rationale regarding why the particular performance measures were chosen and how they relate to long term strategy and key value drivers of the business.

Performance hurdle and calibration

The minimum performance hurdle that is required to be achieved before performance based awards vest should involve above median performance. Maximum awards should only vest when there has been exceptional performance. Where accounting measures such as earnings per share or return on equity have been used, the annual report should provide a clear explanation of the hurdle range that has been selected and why the range represents exceptional performance.

BlackRock believes that the use of cliff vesting (which involves a significant portion of awards vesting at a single measurement point) should be avoided unless a cogent explanation for this type of structure can be provided. In BlackRock’s view awards should vest on a sliding scale to ensure management is not focused on a single performance hurdle.

Multiple performance measures

BlackRock believes that the use of multiple performance measures in a long term incentive plan will avoid focusing management on a single performance measure and hence diversify risk.

Remuneration vehicle

The remuneration vehicle is the form in which remuneration is delivered to the executive. For example it may be in cash or salary sacrifice, a type of option or other equity based vehicle.

Risk differentials of remuneration vehicles

Remuneration vehicles have differing risk profiles. For example, remuneration to be received in cash has little risk when compared with options granted with an exercise price equal to the market price of the security at grant date.

The use of remuneration vehicles such as options provides leveraged returns and accordingly, may increase management’s appetite for risk beyond that expected by shareholders. Remuneration committees should ensure that the use of a particular remuneration vehicle will not result in excessive risk taking by management and should be aligned with the risk profile of the particular company and expectations of shareholders.

Options

Where options are used as the remuneration vehicle, BlackRock expects the exercise price to be at least equal to the market price at grant date. Any shareholder proposal relating to option grants should provide full details of the valuation of the grant at the date of grant.

Index linked Options

Index linked options link the exercise price to the movement of a particular index and avoid executives achieving windfall gains due to market movements and also can maintain an incentive when the overall market has a significant negative correction. Index linked options are suitable only where the company has a suitable peer group of companies in order to establish an appropriate index.

Treatment of dividends

Where an equity based remuneration vehicle has been used it is important for dividends to be taken into account in the remuneration structure. This is because management should not be influenced by the structure of their remuneration in respect of their capital management decisions. For example, if executives received options which have an exercise price equal to the market price at grant date, one way of increasing the value of the options is to not provide dividends during the performance period or undertake share buy-backs as an alternative to paying dividends.

Where an equity based remuneration vehicle has been used, dividends paid during the performance period should be held in trust until the equity vests and paid to executives on a pro rata basis in accordance with the equity that vests. The value of dividends should be taken into account when determining total remuneration.

To not take into account dividends in equity based incentive schemes may lead to sub-optimal capital management decisions.

Disclosure

BlackRock expects the annual report to provide a sound explanation for the remuneration vehicle selected and how it is related to strategy.

Types of performance measures

BlackRock believes the remuneration committee is in the best position to determine the appropriate performance measures to be used in a long term incentive plan. As discussed above BlackRock expects the annual report to clearly state why particular performance measures have been used and the link between those measures and the company’s long term strategy and the performance conditions should be structured to prevent undue risk taking by executives.

The performance measures discussed below do not represent a finite list. BlackRock will consider other performance measures not discussed below on a case by case basis. In each case BlackRock will be looking for an explanation of why the measure was used and its link to long term strategy. BlackRock will support any long term performance measure where it is clear it will influence the behavior of executives to act in the long term interests of shareholders.

Share price targets/absolute total shareholder return (TSR)

BlackRock does not generally support performance measures that are based on share price targets or absolute TSR as such measures are more influenced by market forces than the contribution of the executives. These measures may also result in executives being rewarded inappropriately as a result of a general rise in the market. The opposite can also occur when there is a significant negative correction in the market and executives who may have made a considerable contribution to the long term sustainable growth of the company miss out on awards. This situation can lead to issues relating to retention and executive morale.

Relative TSR

In BlackRock’s view relative TSR is only useful at measuring the performance of management when an appropriate peer group can be found. Given the size and depth of the New Zealand market it is often difficult to find an appropriate peer group with which to measure relative performance.

The use of relative TSR against a general index (eg NZSX 20) in BlackRock’s view is not a particularly good measure as a company’s TSR is measured against others which have differing business cycles, value drivers and many other variables that influence performance. Management has very little influence over relative TSR.

Accounting measures

Accounting measures are generally transparent and easily understood by shareholders, particularly when statutory EPS has been used.

Some companies use “underlying” or “adjusted” accounting measures such as earnings per share. These measures are appropriate where there is an element of revenue or expense which may be outside the influence of management. In cases where an adjusted accounting measure has been used BlackRock expects disclosure of the rationale behind the use of an adjusted measure as well as disclosure of the reconciliation between statutory accounting measures and the adjusted measure.

When assessing how challenging an accounting based performance hurdle is, BlackRock will take into account analyst consensus forecasts at the time the hurdle was set.

Return on equity/capital employed

Capital efficiency measures are appropriate where significant investment is required and the business is capital intensive. If capital return performance measures are used, there must be clear disclosure of the capital controls in place to avoid excessive leverage and hence risk.

Economic profit

Economic profit measures the value created in excess of the company’s overall cost of capital. This measure is valid for capital intensive industries as it ensures that the cost of that capital is covered before executive awards are achieved. If used there must be assurance that there are adequate board controls to review judgments exercised for assessing the cost of capital.

Milestone or operational measures

Milestone or operational performance hurdles can encourage alignment of management’s actions with the company’s long term strategy. Where milestone performance measures are used BlackRock expects full disclosure of the performance measure and the performance hurdle. BlackRock does accept that some milestone performance hurdles may contain commercially sensitive information. In such cases, BlackRock expects retrospective disclosure of performance against those measures, the hurdles and the percentage of awards vesting.

BlackRock will assess the appropriateness or otherwise of milestone performance measures on a case by case basis. BlackRock will take into account the type of management behaviour that such measures may encourage. For example, if the milestone is to produce a certain quantity of ore in a particular period, BlackRock would have concerns that that this could encourage production to meet the milestone measure but ignores costs of production. Such behaviour is not, in BlackRock’s view, in the long term interests of shareholders.

Earnings before interest, tax, depreciation and amortization (EBITDA)

BlackRock does not generally support the use of EBITDA as a long term performance measure unless a cogent explanation can be provided. EBITDA can be increased in the medium term through acquisitions that ignore debt and quality of acquisitions. An EBITDA measure can encourage management to take undue risk in growing EBITDA through purchasing assets that may not provide long term value to shareholders and can increase risk through excessive debt. The result in the medium term is increased EBITDA however the longer term outcome may be undue increased risk to shareholders due to non-performing assets and increased debt.

Incorporation of risk factors in remuneration structures

As discussed above, pursuant to ASX Corporate Governance Council’s Principle 7 listed companies should identify, assess, monitor and manage material business risk. The outcome of sound risk management is sustainability of earnings in the long term.

BlackRock expects companies to explain the incentive framework’s impact on risk. If controls are not in place to encourage sustainable performance an explanation should be provided as to why.

Where management has failed to manage identified risks, BlackRock expects to see such failures reflected in the quantum of performance based remuneration that vests in the performance period where the risk management failure occurred. Where there has been a failure to manage risk, which has resulted in the loss of shareholder value and this has not been taken into account when assessing performance based pay, we expect a cogent explanation. If the specific remuneration structure does not incorporate risk then the remuneration committee should have discretion to reduce the level of performance based pay when there has been a failure by management to manage key risks.

The type of risks that BlackRock expect to see taken into account in remuneration structures would include, but are not limited to, safety and implementation and maintenance of information technology systems.

Where an earnings based performance measure has been used, BlackRock expects companies to disclose how identified risks are managed and not subject to cost cutting in order to increase the performance measure and accordingly performance based pay and leave the company exposed to unmanaged risks.

Sign-on awards

In cases where a newly appointed executive has forgone remuneration from a past employer in order to take on a new role, a company may reimburse the new executive by way of sign-on remuneration. Where such remuneration has been made BlackRock expects full disclosure of the quantum paid. BlackRock also prefers such remuneration to have an equity component and at least a portion to be subject to some sort of time vesting conditions.

Retention payments

Where the CEO’s and/or executive director’s contracts have provision for a retention payment, the annual report should provide full disclosure of such commitments. BlackRock prefers to see retention payments with an element of equity.

Termination payments

Executive contracts should not be structured in such a manner as to allow for large payouts as a consequence of poor and inadequate performance.

BlackRock prefers to see termination payments provisions that do not exceed one year’s level of fixed remuneration unless a cogent explanation has been provided. Further, BlackRock believes any early vesting of performance based securities in the event of termination, should be subject to the stated performance conditions and vest on a pro rata basis.

Post employment and good leavers

BlackRock encourages incentive plans that ensure executives remain accountable for their legacy in the event they leave. Providing an executive is a good leaver, BlackRock would expect that long term plans, in particular, remain “live”, and are tested as usual at the end of the stated performance period. It is believed that such arrangement ensure the selection and development of effective successors.

Retesting

In BlackRock’s view a well structured long term incentive plan that has well chosen performance measures, appropriate performance hurdles and involves annual grants of equity should not require retesting provisions.

However, Blackrock will assess retesting provisions on a case-by-case basis. Generally BlackRock does not support a regime of continual retesting as this may distract management from a longer term focus.

Hedging of securities

Given the nature of the role of the CEO and executive directors and their access to information, in BlackRock’s view it is inappropriate for executives to enter into hedging arrangements relating to their direct and indirect shareholdings as well as any unvested performance based equity remuneration.

As mentioned above, in certain circumstances BlackRock believes the CEO and executive directors should disclose shares subject to margin calls.

Dilution

NZSX Listing Rule 7.3.6 limits employee share plans to3% of capital unless shareholder approval is obtain. Where a company seeks shareholder approval to increase the 3% limit BlackRock will take into account the structure of the plan and its potential impact on shareholder value in the long term. Explanatory notes accompanying such proposal should provide a detailed description of the plan and the rational for the increased limit.

Disclosure of equity based LTI’s

To allow BlackRock to compare remuneration practices of the companies in which we invest we expect disclosure in respect, of the CEO and each executive director, of the fair value at grant date of all equity based remuneration grants.

Requests for approval of equity grants

NZSX Listing Rule 7.3.1 requires shareholder approval of dilutionary equity grants to directors. The explanatory notes accompany such proposals should provide full details of the director’s remuneration package including fixed remuneration, short and long term incentives as well as termination provisions. Without this information BlackRock may be unable to support the proposal.

Approach to assessing remuneration policies of smaller companies

Listed on the NZSX are companies that are in an exploration/evaluation/development phase. Often the only revenue is interest and such companies often have a high cash burn rate. It is unreasonable to expect these companies to have remuneration structures that incorporate accounting performance measures and relative return measures. BlackRock will assess the remuneration policies of these companies on a case by case basis with the focus taking into account the particular phase the company is in, the quantum of remuneration paid to executives and non-executive directors and the potential for unreasonable dilution of shareholders’ equity. As these companies move into a production phase BlackRock expects to see remuneration practices to evolve to reflect the change in operational status of the company.

Social, ethical and environmental issues (SEE)

Disclosure of material SEE risks

BlackRock expects listed companies to disclose all material non-financial risks relating to SEE issues as per above, in the annual report.

Engagement

Where BlackRock believes management of a material SEE exposure appears to be inadequate we will endeavor to raise our concerns directly with the company. If our engagement efforts are unsuccessful then the next mechanism available to us is to vote against the re-election of directors deemed responsible for any potential harm to shareholders’ interests.

When there has been failure to manage material SEE risks and this has resulted in an event that has materially harmed shareholder value, BlackRock may consider voting against the directors responsible.

General corporate governance matters

Amendments to constitutions

These proposals vary from routine changes to reflect up-dates to the Corporations’ Act, Listing Rules and other regulatory revisions to significant changes that substantially change the governance of the company. BlackRock will review such proposals on a case by case basis and support those that we believe are in the best interests of shareholders.

Bundled proposals

We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BlackRock may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders.

Reincorporation

Proposals to reincorporate from one state or country to another are most frequently motivated by considerations of anti- takeover protections or cost savings. Where cost savings are the sole issue, we will typically favour reincorporation. In all instances, we will evaluate the changes to shareholder protection under the new charter/articles/by-laws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we will support reincorporation if we determine that the overall benefits outweigh the diminished rights.

Shareholder proposals

Whilst we recognize the importance of the right of shareholders to submit proposals to the general meeting, we will not support those that are frivolous or that cover an issue that we believe the board or management is or has addressed adequately. We will support shareholder proposals that we believe enhance shareholders’ rights or are in the economic interests of shareholders.

APPENDIX D

Bridgeway’s Proxy Voting Policies

BRIDGEWAY CAPITAL MANAGEMENT, INC.

PROXY VOTING POLICY

As Amended June 18, 2015

I. Overview

This proxy voting policy (the “policy”) is designed to provide reasonable assurance that proxies are voted in the clients’ best interest, when the responsibility for voting client proxies rests with Bridgeway Capital Management, Inc. (“BCM). BCM has engaged Institutional Shareholder Services (“ISS”), a third party proxy voting agent, to research proxy proposals, provide vote recommendations and vote proxies on behalf of the firm. BCM has adopted the ISS Social Advisory Services SRI U.S. Proxy Voting Guidelines (“SRI Guidelines”) for all domestic U.S. proxy issues and the ISS Social Advisory Services SRI International Proxy Voting Guidelines (“SRI International Guidelines”) for all non-domestic proxy issues.

BCM’s Investment Operations Partner In Charge (“PIC”) is responsible for ensuring compliance with this policy. Questions regarding this policy should be directed to the Investment Operations PIC or the Chief Compliance Officer (“CCO”).

II. Proxy Voting Guidelines

BCM has instructed ISS to vote in accordance with the SRI Guidelines for all domestic proxy issues with the exception of proxy proposals related to the election of directors where ISS will only vote for director slates when there is a woman and an ethnic minority on the board and/or up for election on the proxy. If those requirements are met, ISS will vote in accordance with the SRI Guidelines. Likewise, BCM has instructed ISS to vote in accordance with the SRI International Guidelines for all non-domestic proxy issues with the exception of proxy proposals related to the election of directors where ISS will refer all non-domestic director proposals to BCM to be voted in the best interest of BCM’s clients. In cases where the SRI Guidelines do not address a specific proxy proposal, BCM has adopted the ISS U.S. Corporate Governance Policy (“Standard Guidelines”) and has instructed ISS to vote in accordance with the Standard Guidelines. BCM’s Chief Compliance Officer (“CCO”) maintains copies of the SRI Guidelines, the SRI International Guidelines and the Standard Guidelines which are incorporated herein by reference. To the extent the SRI Guidelines, SRI International Guidelines and the Standard Guidelines do not address a proxy proposal but ISS has done research to address the issue, ISS will vote proxies in the best interest of BCM’s clients.

BCM has instructed ISS to vote as described above unless the following conditions apply:

1.	BCM’s Investment Management Team (“IMT”) has decided to override the ISS vote recommendation for a client based on its own determination that the client would best be served with a vote contrary to the ISS recommendation. Such decision will be documented by BCM and communicated to ISS; or

2.	ISS does not provide a vote recommendation, in which case BCM will independently determine how a particular issue should be voted. In these instances, BCM, through IMT, will document the reason(s) used in determining a vote and communicate BCM’s voting instruction to ISS.

II. Record Retention Requirements

ISS shall maintain the following proxy voting records:

A.	Proxy statements received regarding client securities. Electronic statements, such as those maintained on EDGAR or by a proxy voting service are acceptable;

B.	Records of proxy votes cast on behalf of each client for a period of five years.

BCM shall maintain the following required proxy voting records:

A.	Documents prepared by BCM that were material to making the decision of how to vote proxies on behalf of a client if we vote against the ISS recommendation or policy,

B.	Records of clients’ written or oral requests for proxy voting information, including a record of the information provided by BCM,

C.	Historical records of votes cast on behalf of each client, and

D.	Current and historical proxy voting policies and procedures.

BCM will keep records in accordance with its Books and Records Policy.

III. Conflicts of Interest

A.	Overview

Unless BCM votes a proxy proposal as described under Section II. above, BCM does not address material conflicts of interest that could arise between BCM and its clients related to proxy voting matters. Since BCM relies on ISS to cast proxy votes independently, as described above, BCM has determined that any potential conflict of interest between BCM and its clients is adequately mitigated.

However, when BCM is involved in making the determination as to how a particular proxy proposal will be voted, the IMT member will consult with the CCO to determine if any potential material conflicts of interest exist or may exist that require consideration before casting a vote. For purposes of this policy, material conflicts of interest are defined as those conflicts that a reasonable investor would view as important in making a decision regarding how to vote a proxy. The CCO in consultation with IMT will determine whether the proxy may be voted by BCM, whether to seek legal advice, or whether to refer the proxy to the client(s) (or another fiduciary of the client(s)) for voting purposes.

Additionally, ISS monitors its conflicts of interest in voting proxies and has provided the firm a written summary report of its due diligence compliance process which includes information related to ISS’ conflicts of interest policies, procedures and practices. BCM will review updates from time to time to determine whether ISS conflicts of interest may materially and adversely affect BCM’s clients and, if so, whether any action should be taken as a result.

IV. Monitoring of ISS

BCM will periodically perform due diligence to assess ISS’ ability to adequately analyze proxy issues and manage its conflicts of interest. In order to make this assessment, BCM shall consider, among other things:

A.	ISS’s oversight structure and personnel performing services on behalf of BCM;

B.	Policies, procedures and related controls , including those that ensure vote recommendations are in accordance with ISS’s voting guidelines and are based on current and accurate information;

C.	Policies and procedures related to the identification, management and disclosure of conflicts of interest impacting services provided; and

D.	Changes in ISS’ business and specific conflicts of interest in order to reasonably determine whether ISS’ conflicts of interest may materially and adversely affect BCM’s clients and, if so, whether any action should be taken as a result.

VI. Loaned Securities

As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, if IMT is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (i.e., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

V. Disclosure

A.	BCM will disclose in its Form ADV Part 2A that clients may contact BCM in order to obtain information on how BCM voted such client’s proxies, and to request a copy of this policy. If a client requests this information, Investment Operations, will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about: (1) the name of the issuer, (2) the proposal voted upon and (3) how BCM voted the client’s proxy.

B.	A concise summary of this Proxy Voting Policy will be included in the BCM’s Form ADV Part 2A, and will be updated whenever this policy is updated.

APPENDIX E

Westwood’s Proxy Voting Policies

26. PROXY VOTING

26.1.	Policy.

Westwood, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities in a manner that is consistent with the best economic interests of the clients. Our Firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our Firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest, and our policy and practice further is to make information available to clients about the voting of proxies for their portfolio securities and to maintain relevant and required records.

26.2.	Firm Specific Policy.

Westwood has engaged Broadridge for assistance with the proxy voting process for our clients. Broadridge is a leading provider of full service proxy voting services to the global financial industry. Westwood has also engaged Glass Lewis for assistance with proxy research and analysis. Glass Lewis provides complete analysis and voting recommendations on all proposals and is designed to assist investors in mitigating risk and improving long-term value. In most cases, we agree with Glass Lewis’s recommendations; however, ballots are reviewed bi-monthly by our analysts and we may choose to vote differently than Glass Lewis if we believe it in the best interest of our clients.

26.3.	Responsibility.

Westwood’s Senior Trade Operations Analyst has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

26.4.	Background.

Proxy voting is an important right of shareholders, and reasonable care and diligence must be taken to ensure that such rights are properly and timely exercised.

Investment advisers who are registered with the SEC, and who exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act (a) to adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, to furnish a copy to its clients; and (d) to maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

26.5.	Procedure.

Westwood has adopted the following procedures to implement the Firm’s proxy voting policy, in addition to adopting the Glass Lewis Proxy Voting Guidelines (general guidelines attached as Exhibit H,

guidelines specific to Taft Hartley attached as Exhibit J), and conducts reviews to monitor and ensure the Firm’s policy is observed, implemented properly and amended or updated, as appropriate:

26.5.1.	Proxy Voting Records.

With respect to proxy record keeping, Westwood maintains complete files for all clients. These files include a listing of all proxy material sent on behalf of our clients along with individual copies of each response. Client access to these files can be arranged upon request. A summary of voting is sent to each client on an annual basis.

26.5.2.	Voting Procedures.

a.	All employees forward any proxy materials received on behalf of clients to Broadridge. Westwood has engaged Broadridge for assistance with the proxy voting process for our clients, and Glass Lewis provides voting recommendations;

b.	Broadridge has access to holders records and determines which client accounts hold the security to which the proxy relates;

c.	Absent material conflicts, Broadridge, with the vote recommendations from Glass Lewis, determines how Westwood should vote the proxy in accordance with applicable voting guidelines;

d.	Westwood’s analysts review the Glass Lewis proxy voting recommendations on a bi-monthly basis. The analysts may choose to vote differently than Glass Lewis if they believe it is in the best interest of the client;

e.	If Westwood chooses to vote differently than Glass Lewis, then Westwood overwrites the Glass Lewis recommendation on the ProxyEdge platform. If Westwood agrees with the Glass Lewis recommendations, no action is necessary; and

f.	Broadridge completes the proxy and mails the proxy in a timely and appropriate manner.

26.5.3.	Disclosure.

a.	Westwood provides required disclosures in Form ADV Part 2A, which summarizes these proxy voting policies and procedures and includes a statement that clients may request information regarding how Westwood voted a client’s proxies;

b.	Westwood’s disclosure summary includes a description of how clients may obtain a copy of the Firm’s proxy voting policies and procedures;

c.	Westwood’s proxy voting practice is disclosed in the Firm’s advisory agreements; and

d.	The Senior Trade Operations Analyst also sends a copy of this summary to all existing clients who have previously received Westwood’s Disclosure Brochures, or the Senior Trade Operations Analyst may send each client the amended Disclosure Brochures. Either mailing shall highlight the inclusion of information regarding proxy voting.

26.5.4.	Client Requests for Information.

a.	All client requests for information regarding proxy votes or regarding policies and procedures that are received by any supervised person should be forwarded to the Senior Trade Operations Analyst; and

b.	In response to any request, the Senior Trade Operations Analyst prepares a written response to the client with the information requested, and, as applicable, includes the name of the issuer, the proposal voted upon, and how Westwood voted the client’s proxy with respect to each proposal about which the client inquired.

26.5.5.	Voting Guidelines.

a.	Westwood has engaged Broadridge and Glass Lewis for assistance with the proxy voting process for our clients. The Glass Lewis Proxy Voting Guidelines are attached as Exhibit H (general) and Exhibit J (Taft Hartley); and

b.	Westwood analysts review the Glass Lewis proxy voting recommendations using the following guidelines:

i.	In the absence of specific voting guidelines from the client, Westwood votes proxies in the best interests of each particular client;

ii.	Westwood’s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client;

iii.	Clients are permitted to place reasonable restrictions on Westwood’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities;

iv.	Westwood generally votes in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditor’s non-audit services;

v.	Westwood generally votes against proposals that cause board members to become entrenched or cause unequal voting rights; and

vi.	In reviewing proposals, Westwood further considers the opinion of management and the effect on management, and the effect on shareholder value and the issuer’s business practices.

26.5.6.	Conflicts of Interest.

a.	Westwood conducts periodic reviews to identify any conflicts that exist between the interests of the Firm and the client by reviewing the relationship of Westwood with the issuer of each security to determine if Westwood or any of its supervised persons has any financial, business or personal relationship with the issuer;

b.	If a material conflict of interest exists, Westwood will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation; and

c.	Westwood will maintain a record of the voting resolution of any conflict of interest.

26.5.7.	Recordkeeping.

The Senior Trade Operations Analyst retains the following proxy records in accordance with the SEC’s five-year retention requirement:

a.	These policies and procedures and any amendments;

b.	Each proxy statement that Westwood receives;

c.	A record of each vote that Westwood casts;

d.	Any document Westwood created that was material to making a decision how to vote proxies, or that memorializes that decision including periodic reports to the Senior Trade Operations Analyst or proxy committee, if applicable; and

e.	A copy of each written request from a client for information on how Westwood voted such client’s proxies, and a copy of any written response.

In addition to conducting initial due diligence, Westwood monitors and reviews all third-party proxy services to evaluate any conflicts of interest, consistency of voting with guidelines, and fees and disclosures, among other things. The Senior Trade Operations Analyst maintains documentation of Westwood’s due diligence reviews.

APPENDIX F

Rainier’s Proxy Voting Policies

RAINIER INVESTMENT MANAGEMENT, LLC AND

RAINIER MUTUAL FUNDS

2016 Proxy Voting Policy and Guidelines

Background

Rule 206(4)-6 under the Investment Advisers Act of 1940 requires every investment adviser to adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

Policy

Rainier clients include mutual funds, employee benefit plans, corporations, charitable organizations and individuals. As an investment adviser, Rainier is a fiduciary that owes each of its clients’ duties of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. The duty of care requires Rainier, when it has proxy voting authority, to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Rainier will cast the proxy votes in a manner consistent with the best interest of its clients and will not subrogate client interests to its own.

Rainier is the Adviser of the Rainier Investment Management Mutual Funds (“Funds”). Rainier acts as a fiduciary of the Funds and shall vote the proxies of the Funds’ portfolio securities in a manner consistent with the best interest of the Funds and its shareholders.

Rainier shall analyze each proxy on a case-by-case basis, informed by the guidelines elaborated below, subject to the requirement that all votes shall be cast solely in the long-term interest of its clients. Rainier does not intend for these guidelines to be exhaustive. Hundreds of issues appear on proxy ballots every year, and it is neither practical nor productive to fashion voting guidelines and policies which attempt to address every eventuality. Rather, Rainier’s guidelines are intended to cover the most significant and frequent proxy issues that arise. Rainier shall revise its guidelines as events warrant.

Procedures

Proxy Committee

The oversight of the Rainier Proxy Policy shall be administered by the Proxy Committee. The Chairman and Proxy Committee members shall be named by the Rainier Board of Directors and generally made up of equity portfolio managers and any other employee the board deems appropriate. The Proxy Committee shall meet as often as necessary to meet its obligations under this Policy, but no less frequently than once each calendar year.

Procedures used to identify any potential conflicts of interest

Rainier will consider whether it is subject to any material conflicts of interest in connection with each proxy vote. Employees must notify the CCO if they are aware of any material conflict of interest associated with a proxy vote. It is impossible to anticipate all material conflicts of interest that could arise in connection with proxy voting. The following examples are considered by Rainier when voting proxies:

•	Rainier provides investment advice to a publicly traded company and Rainier also receives a proxy solicitation from that company;

•	Rainier has a financial interest in the outcome of a proxy vote, such as when Rainier is asked to vote on a change in Rule 12b-1 fees paid by a mutual fund to investment advisers, including Rainier;

•	An issuer or some other third party offers Rainier or an employee compensation in exchange for voting a proxy in a particular way;

•	An employee, or member of an employee’s household, has a personal or business relationship with an issuer and Rainier receives a proxy solicitation from that issuer.

At least annually, Rainier will review the third-party proxy voting vendor to ensure that; i) it is independent; ii) it has the capacity and competency to analyze proxy issues; and iii) it can make recommendations in an impartial manner and in the best interests of Rainier’s clients.

Procedures used to address any potential conflicts of interest

Rainier votes on a pre-established set of policy guidelines and on the recommendations of an independent third party, Institutional Shareholder Services, Inc. (“ISS”). ISS makes its recommendations based on its independent, objective analysis of the economic interests of shareholders. This process ensures that Rainier votes in the best interests of advisory clients and mutual fund shareholders, and it insulates our voting decisions from any potential conflicts of interest. Subject to Rainier Proxy Committee procedures, Rainier may also override ISS vote recommendations on a case-by case basis on:

•	Issues called out by other established proxy voting guidelines, such as the AFL-CIO Proxy Voting Guidelines;

•	Issues that ISS itself considers on a case-by-case basis; and

•	Other issues as the Proxy Committee deems appropriate.

The extent to which Rainier delegates proxy voting authority to or relies on recommendations of a third party

As noted above, Rainier relies on the recommendations of ISS. Rainier retains ultimate responsibility for the votes, and has the ability to override ISS vote recommendations. Rainier will only do so, however, if Rainier believes that a different vote is in the best interests of clients and mutual fund shareholders.

To the extent Rainier desires to override ISS vote recommendations for the reasons noted above, Rainier (through its Proxy Committee) will consider whether the proxy voting decision poses a material conflict between Rainier’s interest and that of the relevant clients. If Rainier determines that a proxy proposal raises a material conflict between Rainier’s interests and clients’ interests, Rainier will resolve such a conflict in the manner described below, in its discretion:

•

Rainier may follow the recommendation of another nationally recognized third-party proxy advisory service, and document Rainier’s reasons for overriding ISS and vote in accordance with the recommendation of the other third party;

•	Rainier may decide independently how to vote the proxies notwithstanding its material conflict of interest provided it carefully and fully documents its reasons for voting in the manner proposed;

•

Rainier may, at its discretion, disclose the conflict to each affected client and vote as directed by the client, if Rainier receives a timely response from the client (and Rainier may abstain from voting in the absence of a timely client response);

•	Rainier may erect information barriers around the person or persons making the voting decision sufficient to insulate the decision from the conflict;

•

Rainier may abstain from voting on the proposal, if (a) Rainier determines that an abstention is in the best interest of the affected clients as a whole, (b) the cost of voting the proxy is extraordinary and exceeds the expected benefit to the affected client as a whole, (c) Rainier concludes that the value of the affected clients’

economic interest as a whole in the proposal or the value of the portfolio holding is insignificant, or (d) Rainier has not received a timely response from the client(s); or

•	Rainier may implement any other procedure that results in a decision that is demonstrably based on the clients’ best interests and not the product of the conflict.

The extent to which Rainier will support or give weight to the views of management of a portfolio company

Rainier bases voting decisions on policy guidelines and on ISS recommendations, both of which are driven by considerations of the best interests of Rainier’s clients and mutual fund shareholders. Rainier votes in favor of management positions only when they coincide with the best interests of clients and mutual fund shareholders.

Policies and procedures relating to matters substantially affecting the rights of the holders of the security being voted

Rainier policy guidelines include a section devoted specifically to shareholder rights. Rainier generally supports shareholder voting rights and opposes efforts to restrict them.

Voting proxies on foreign securities

Voting proxies with respect to shares of foreign companies may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries. Each country has its own rules and practices regarding shareholder notification, voting restrictions, registration conditions and share blocking. These conditions present challenges such as but not limited to:

•

The shares in some countries may be “blocked” by the custodian or depository for a specified number of days before or after the shareholder meeting. When blocked, shares typically may not be traded until the day after the blocking period. Rainier may refrain from voting shares of foreign stocks subject to blocking restrictions where, in its judgment, the benefit from voting the shares is outweighed by the interest of maintaining client liquidity in the shares;

•	Often it is difficult to ascertain the date of a shareholder meeting and time frames between notification and the actual meeting date may be too short to allow timely action;

•	Language barriers will generally mean that an English translation of proxy information must be obtained or commissioned before the relevant shareholder meeting; and

•	The lack of “proxy voting service” or the imposition of voting fees may limit the Adviser’s ability to lodge votes in such countries.

There may be times when refraining from voting a proxy is in the clients’ best interests, such as when Rainier determines that the cost of voting the proxy exceeds the expected benefit to the client.

Disclosure to Clients

Rainier will disclose to its clients how they may obtain information from Rainier about how Rainier voted with respect to their securities. Rainier will provide to its clients a description or a copy of these Proxy Voting Policies and Procedures.

Books and Records Maintained by Rainier

In connection with voting proxies and this Proxy Policy, Rainier maintains (in hardcopy or electronic form) such books and records as may be required by applicable law, rules or regulations, including:

•	Rainier’s policies and procedures relating to voting proxies;

•

A copy of each proxy statement that Rainier receives regarding clients’ securities, provided that Rainier may rely on (a) a third party to make and retain, on Rainier’s behalf, pursuant to a written undertaking, a copy of proxy statements or (b) obtaining a copy of proxy statements from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system;

•

A record of each vote cast by Rainier on behalf of clients, provided that Rainier may rely on a third party to make and retain, on Rainier’s behalf, pursuant to a written undertaking, records of votes cast;

•	Copies of any documents created by Rainier that were material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision.

Such books and records will be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in Rainier’s main business office.

United States

Summary Proxy Voting Guidelines

2016 Benchmark Policy Recommendations

Effective for Meetings on or after February 1, 2016

Published December 18, 2015

COVERAGE

The U.S. research team provides proxy analyses and voting recommendations for common shareholder meetings of publicly traded U.S.—incorporated companies that are held in our institutional investor clients’ portfolios, and includes all S&P 1500 and Russell 3000 companies that are considered U.S. Domestic Issuers by the SEC. Coverage generally includes corporate actions for common equity holders, such as written consents and bankruptcies. ISS’ U.S. coverage includes investment companies (including open-end funds, closed-end funds, exchange-traded funds, and unit investment trusts), limited partnerships (“LPs”), master limited partnerships (“MLPs”), limited liability companies (“LLCs”), and business development companies. ISS reviews its universe of coverage on an annual basis, and the coverage is subject to change based on client need and industry trends.

The U.S. research team also produces, for subscribing clients, research and recommendations for fixed income meetings, and meetings of certain preferred securities, including Auction Rate Preferred Securities (“ARPS”) and Variable Rate Municipal Term Preferred securities (“VMTPs”).

Foreign-incorporated companies

In addition to U.S. incorporated companies, U.S. policies are applied to certain foreign- incorporated company analyses. Like the SEC, ISS distinguishes two types of companies that list but are not incorporated in the U.S.:

•

U.S. Domestic Issuers—which have a majority of shareholders in the U.S. and meet other criteria, as determined by the SEC, and are subject to the same disclosure and listing standards as U.S. incorporated companies—are generally covered under standard U.S. policy guidelines.

•

Foreign Private Issuers (FPIs)—which do not meet the Domestic Issuer criteria and are exempt from most disclosure requirements (e.g., they do not file 10-K or DEF14A reports) and listing standards (e.g., for required levels of board and committee independence)—are covered under a combination of policy guidelines:

•	FPI Guidelines, which apply certain minimum independence and disclosure standards in the evaluation of key proxy ballot items, such as the election of directors and approval of financial reports, and

•	For other issues, guidelines for the market that is responsible for, or most relevant to, the item on the ballot.

In all cases—including with respect to other companies with cross-market features that may lead to ballot items related to multiple markets—items that are on the ballot solely due to the requirements of another market (listing, incorporation, or national code) may be evaluated under the policy of the relevant market, regardless of the “assigned” market coverage.

Foreign Private Issuers in Tax Havens

A number of FPIs incorporate in “tax haven” markets, such as Bermuda, the Bahamas, Cayman Islands, and Marshall Islands. . These companies may list in the U.S. and/or other markets such as Hong Kong or Singapore, in which case ISS assigns a primary coverage market and applies relevant policy as appropriate.

General Recommendation: Vote against (or withhold from) non-independent director nominees at companies that fail to have the following: a majority-independent board; standing audit, compensation, and nominating committees, each composed entirely of independent directors.

Where the design and disclosure of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. Otherwise, they, and all other voting items, will be evaluated using the relevant ISS regional or market proxy voting guidelines.

1. ROUTINE/MISCELLANEOUS

Adjourn Meeting

General Recommendation: Generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote against proposals if the wording is too vague or if the proposal includes “other business.”

Amend Quorum Requirements

General Recommendation: Vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

General Recommendation: Vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

General Recommendation: Vote for proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.

Change Date, Time, or Location of Annual Meeting

General Recommendation: Vote for management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

Vote against shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

Other Business

General Recommendation: Vote against proposals to approve other business when it appears as voting item.

Audit-Related

Auditor Indemnification and Limitation of Liability

General Recommendation: Vote case-by-case on the issue of auditor indemnification and limitation of liability. Factors to be assessed include, but are not limited to:

•	The terms of the auditor agreement—the degree to which these agreements impact shareholders’ rights;

•	The motivation and rationale for establishing the agreements;

•	The quality of the company’s disclosure; and

•	The company’s historical practices in the audit area.

Vote against or withhold from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification

General Recommendation: Vote for proposals to ratify auditors unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

In circumstances where “Other” fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Shareholder Proposals Limiting Non-Audit Services

General Recommendation: Vote case-by-case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Shareholder Proposals on Audit Firm Rotation

General Recommendation: Vote case-by-case on shareholder proposals asking for audit firm rotation, taking into account:

•	The tenure of the audit firm;

•	The length of rotation specified in the proposal;

•	Any significant audit-related issues at the company;

•	The number of Audit Committee meetings held each year;

•	The number of financial experts serving on the committee; and

•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

2. BOARD OF DIRECTORS:

Voting on Director Nominees in Uncontested Elections

Four fundamental principles apply when determining votes on director nominees:

1.	Accountability: Boards should be sufficiently accountable to shareholders, including through transparency of the company’s governance practices and regular board elections, by the provision of sufficient information for shareholders to be able to assess directors and board composition, and through the ability of shareholders to remove directors.

2.	Responsiveness: Directors should respond to investor input, such as that expressed through significant opposition to management proposals, significant support for shareholder proposals (whether binding or non-binding), and tender offers where a majority of shares are tendered.

3.	Composition: Companies should ensure that directors add value to the board through their specific skills and expertise and by having sufficient time and commitment to serve effectively. Boards should be of a size appropriate to accommodate diversity, expertise, and independence, while ensuring active and collaborative participation by all members.

4.	Independence: Boards should be sufficiently independent from management (and significant shareholders) so as to ensure that they are able and motivated to effectively supervise management’s performance for the benefit of all shareholders, including in setting and monitoring the execution of corporate strategy, with appropriate use of shareholder capital, and in setting and monitoring executive compensation programs that support that strategy. The chair of the board should ideally be an independent director, and all boards should have an independent leadership position or a similar role in order to help provide appropriate counterbalance to executive management, as well as having sufficiently independent committees that focus on key governance concerns such as audit, compensation, and nomination of directors.

General Recommendation: Generally vote for director nominees, except under the following circumstances:

1. Accountability

Vote against1 or withhold from the entire board of directors (except new nominees2, who should be considered case-by-case) for the following:

Problematic Takeover Defenses

Classified Board Structure:

1.1.	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2.	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom

[1]	In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.
[2]	A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

•	A classified board structure;

•	A supermajority vote requirement;

•	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;

•	The inability of shareholders to call special meetings;

•	The inability of shareholders to act by written consent;

•	A dual-class capital structure; and/or

•	A non–shareholder-approved poison pill.

Poison Pills:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote against or withhold from nominees every year until this feature is removed;

1.4.	The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote against or withhold votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote case-by-case on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

•

The date of the pill‘s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on the ballot for shareholder ratification given the circumstances;

•	The issuer’s rationale;

•	The issuer’s governance structure and practices; and

•	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or

1.9.	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:

1.10.	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);

1.12.	The company maintains significant problematic pay practices;

1.13.	The board exhibits a significant level of poor communication and responsiveness to shareholders;

1.14.	The company fails to submit one-time transfers of stock options to a shareholder vote; or

1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16.	The company’s previous say-on-pay received the support of less than 70 percent of votes cast, taking into account:

•	The company’s response, including:

•	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

•	Specific actions taken to address the issues that contributed to the low level of support;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Unilateral Bylaw/Charter Amendments

1.17.	Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors:

•	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;

•	Disclosure by the company of any significant engagement with shareholders regarding the amendment;

•	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;

•	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;

•	The company’s ownership structure;

•	The company’s existing governance provisions;

•	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and

•	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees, who should be considered case- by-case) if the directors:

•	Classified the board;

•	Adopted supermajority vote requirements to amend the bylaws or charter; or

•	Eliminated shareholders’ ability to amend bylaws.

1.18.	For newly public companies, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopted bylaw or charter provisions materially adverse to shareholder rights, considering the following factors:

•	The level of impairment of shareholders’ rights caused by the provision;

•	The disclosed rationale for adopting the provision;

•

The ability to change the governance structure in the future (e.g., limitations on shareholders’ right to amend the bylaws or charter, or supermajority vote requirements to amend the bylaws or charter);

•	The ability of shareholders to hold directors accountable through annual director elections, or whether the company has a classified board structure; and,

•	A public commitment to put the provision to a shareholder vote within three years of the date of the initial public offering.

Unless the adverse provision is reversed or submitted to a vote of public shareholders, vote case-by-case on director nominees in subsequent years.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

1.19.	Material failures of governance, stewardship, risk oversight[3], or fiduciary responsibilities at the company;

1.20.	Failure to replace management as appropriate; or

1.21.	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

[3]	Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

2. Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

2.1.	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:

•	Disclosed outreach efforts by the board to shareholders in the wake of the vote;

•	Rationale provided in the proxy statement for the level of implementation;

•	The subject matter of the proposal;

•	The level of support for and opposition to the resolution in past meetings;

•	Actions taken by the board in response to the majority vote and its engagement with shareholders;

•	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

•	Other factors as appropriate.

2.2.	The board failed to act on takeover offers where the majority of shares are tendered;

2.3.	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote;

2.4.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency; or

2.5.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

•	The board’s rationale for selecting a frequency that is different from the frequency that received a plurality;

•	The company’s ownership structure and vote results;

•	ISS’ analysis of whether there are compensation concerns or a history of problematic compensation practices; and

•	The previous year’s support level on the company’s say-on-pay proposal.

3. Composition

Attendance at Board and Committee Meetings:

3.1.	Generally vote against or withhold from directors (except new nominees, who should be considered case-by-case4) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

•	Medical issues/illness;

•	Family emergencies; and

•	Missing only one meeting (when the total of all meetings is three or fewer).

3.2.	If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

[4]	For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

Overboarded Directors:

Vote against or withhold from individual directors who:

3.3.	Sit on more than six public company boards; with respect to annual meetings on or after Feb. 1, 2017[5], sit on more than five public company boards; or

3.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards[6].

4. Independence

Vote against or withhold from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

4.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

4.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

4.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

4.4.	Independent directors make up less than a majority of the directors.

2016 ISS U.S. Categorization of Directors

1.	Inside Director (I)
1.1.	Current employee or current officer[1] of the company or one of its affiliates[2].
1.2.	Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a group).
1.3.	Director named in the Summary Compensation Table (excluding former interim officers).

2.	Affiliated Outside Director (AO)

Board Attestation

2.1.	Board attestation that an outside director is not independent.

Former CEO/Interim Officer

2.2.	Former CEO of the company.[3],[4]
2.3.	Former CEO of an acquired company within the past five years[4].
2.4.	Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months an assessment of the interim officer’s employment agreement will be made.[5]

Non-CEO Executives

2.5.	Former officer[1] of the company, an affiliate[2] or an acquired firm within the past five years.
2.6.	Officer [1]of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years.
2.7.	Officer[1], former officer, or general or limited partner of a joint venture or partnership with the company.

[5]	This policy change includes a 1-year transition period to allow time for affected directors to address necessary changes if they wish.
[6]	Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

Family Members

2.8.	Immediate family member[6] of a current or former officer[1] of the company or its affiliates[2] within the last five years.
2.9.

Immediate family member[6] of a current employee of company or its affiliates[2] where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role).

Transactional, Professional, Financial, and Charitable Relationships

2.10.

Currently provides (or an immediate family member[6] provides) professional services[7] to the company, to an affiliate[2] of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

2.11.

Is (or an immediate family member[6] is) a partner in, or a controlling shareholder or an employee of, an organization which provides professional services[7] to the company, to an affiliate[2] of the company, or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

2.12.	Has (or an immediate family member[6] has) any material transactional relationship[8] with the company or its affiliates[2] (excluding investments in the company through a private placement).
2.13.

Is (or an immediate family member[6] is) a partner in, or a controlling shareholder or an executive officer of, an organization which has any material transactional relationship[8] with the company or its affiliates[2] (excluding investments in the company through a private placement).

2.14.

Is (or an immediate family member[6] is) a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowments[8] from the company or its affiliates[2].

Other Relationships

2.15.	Party to a voting agreement[9] to vote in line with management on proposals being brought to shareholder vote.
2.16.	Has (or an immediate family member[6] has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee[10].
2.17.	Founder[11] of the company but not currently an employee.
2.18.	Any material[12] relationship with the company.

3. Independent Outside Director (IO)

3.1.	No material[12] connection to the company other than a board seat.

Footnotes:

[1] The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will be classified as an Affiliated Outsider under 2.18: “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation in excess of $10,000 per year for serving in that capacity, then the director will be classified as an Independent Outsider.

[2] “Affiliate” includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

[3] Includes any former CEO of the company prior to the company’s initial public offering (IPO).

[4] When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, ISS will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

[5] ISS will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was under way for a full-time officer at the time.

[6] “Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, step- children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[7] Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include, but are not limited to the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; legal services; property management services; realtor services; lobbying services; executive search services; and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services; IT tech support services; educational services; and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

[8] A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity exceeding the greater of $200,000 or 5 percent of the recipient’s gross revenues, in the case of a company which follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, in the case of a company which follows NYSE listing standards. In the case of a company which follows neither of the preceding standards, ISS will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

[9] Dissident directors who are parties to a voting agreement pursuant to a settlement or similar arrangement may be classified as independent outsiders if an analysis of the following factors indicates that the voting agreement does not compromise their alignment with all shareholders’ interests: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

[10] Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

[11] The operating involvement of the founder with the company will be considered; if the founder was never employed by the company, ISS may deem him or her an independent outsider.

[12] For purposes of ISS’s director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Other Board-Related Proposals

Age/Term Limits

General Recommendation: Vote against management and shareholder proposals to limit the tenure of outside directors through mandatory retirement ages.

Vote against management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

Board Size

General Recommendation: Vote for proposals seeking to fix the board size or designate a range for the board size.

Vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

General Recommendation: Vote against proposals to classify (stagger) the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

CEO Succession Planning

General Recommendation: Generally vote for proposals seeking disclosure on a CEO succession planning policy, considering, at a minimum, the following factors:

•	The reasonableness/scope of the request; and

•	The company’s existing disclosure on its current CEO succession planning process.

Cumulative Voting

General Recommendation: Generally vote against management proposals to eliminate cumulate voting, and for shareholder proposals to restore or provide for cumulative voting, unless:

•	The company has proxy access[7], thereby allowing shareholders to nominate directors to the company’s ballot; and

•

The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote for proposals for cumulative voting at controlled companies (insider voting power > 50%).

Director and Officer Indemnification and Liability Protection

General Recommendation: Vote case-by-case on proposals on director and officer indemnification and liability protection.

Vote against proposals that would:

•	Eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

[7]	A proxy access right that meets the recommended guidelines.

•	Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness.

•

Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company’s board (i.e., “permissive indemnification”), but that previously the company was not required to indemnify.

Vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•	If the director was found to have acted in good faith and in a manner that s/he reasonably believed was in the best interests of the company; and

•	If only the director’s legal expenses would be covered.

Establish/Amend Nominee Qualifications

General Recommendation: Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and the degree to which they may preclude dissident nominees from joining the board.

Vote case-by-case on shareholder resolutions seeking a director nominee who possesses a particular subject matter expertise, considering:

•	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;

•	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;

•	The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and

•	The scope and structure of the proposal.

Establish Other Board Committee Proposals

General Recommendation: Generally vote against shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

•	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;

•	Level of disclosure regarding the issue for which board oversight is sought;

•	Company performance related to the issue for which board oversight is sought;

•	Board committee structure compared to that of other companies in its industry sector; and

•	The scope and structure of the proposal.

Filling Vacancies/Removal of Directors

General Recommendation: Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholders’ ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chair (Separate Chair/CEO)

General Recommendation: Generally vote for shareholder proposals requiring that the chairman’s position be filled by an independent director, taking into consideration the following:

•	The scope of the proposal;

•	The company’s current board leadership structure;

•	The company’s governance structure and practices;

•	Company performance; and

•	Any other relevant factors that may be applicable.

Regarding the scope of the proposal, consider whether the proposal is precatory or binding and whether the proposal is seeking an immediate change in the chairman role or the policy can be implemented at the next CEO transition.

Under the review of the company’s board leadership structure, ISS may support the proposal under the following scenarios absent a compelling rationale: the presence of an executive or non-independent chair in addition to the CEO; a recent recombination of the role of CEO and chair; and/or departure from a structure with an independent chair. ISS will also consider any recent transitions in board leadership and the effect such transitions may have on independent board leadership as well as the designation of a lead director role.

When considering the governance structure, ISS will consider the overall independence of the board, the independence of key committees, the establishment of governance guidelines, board tenure and its relationship to CEO tenure, and any other factors that may be relevant. Any concerns about a company’s governance structure will weigh in favor of support for the proposal.

The review of the company’s governance practices may include, but is not limited to poor compensation practices, material failures of governance and risk oversight, related-party transactions or other issues putting director independence at risk, corporate or management scandals, and actions by management or the board with potential or realized negative impact on shareholders. Any such practices may suggest a need for more independent oversight at the company thus warranting support of the proposal.

ISS’ performance assessment will generally consider one-, three, and five-year TSR compared to the company’s peers and the market as a whole. While poor performance will weigh in favor of the adoption of an independent chair policy, strong performance over the long-term will be considered a mitigating factor when determining whether the proposed leadership change warrants support.

Majority of Independent Directors/Establishment of Independent Committees

General Recommendation: Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’ definition of independent outsider. (See Categorization of Directors.)

Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless they currently meet that standard.

Majority Vote Standard for the Election of Directors

General Recommendation: Generally vote for management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote against if no carve-out for a plurality vote standard in contested elections is included.

Generally vote for precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve- out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Proxy Access

General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

•	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;

•	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;

•	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;

•	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access.

Generally vote against proposals that are more restrictive than these guidelines.

Require More Nominees than Open Seats

General Recommendation: Vote against shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

Shareholder Engagement Policy (Shareholder Advisory Committee)

General Recommendation: Generally vote for shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

•	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

•	Effectively disclosed information with respect to this structure to its shareholders;

•	Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and

•

The company has an independent chairman or a lead director, according to ISS’ definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

Proxy Contests/Proxy Access—Voting for Director Nominees in Contested Elections

General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the company relative to its industry;

•	Management’s track record;

•	Background to the contested election;

•	Nominee qualifications and any compensatory arrangements;

•	Strategic plan of dissident slate and quality of the critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates); and

•	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than board seats).

Vote-No Campaigns

General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

3. SHAREHOLDER RIGHTS & DEFENSES

Advance Notice Requirements for Shareholder Proposals/Nominations

General Recommendation: Vote case-by-case on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline. The submittal window is the period under which a shareholder must file his proposal/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Amend Bylaws without Shareholder Consent

General Recommendation: Vote against proposals giving the board exclusive authority to amend the bylaws.

Vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Control Share Acquisition Provisions

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

General Recommendation: Vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote against proposals to amend the charter to include control share acquisition provisions.

Vote for proposals to restore voting rights to the control shares.

Control Share Cash-Out Provisions

Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

General Recommendation: Vote for proposals to opt out of control share cash-out statutes.

Disgorgement Provisions

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.

General Recommendation: Vote for proposals to opt out of state disgorgement provisions.

Fair Price Provisions

General Recommendation: Vote case-by-case on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-Out Provisions

General Recommendation: Vote for proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

General Recommendation: Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote case-by-case on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Litigation Rights (including Exclusive Venue and Fee-Shifting Bylaw Provisions)

Bylaw provisions impacting shareholders’ ability to bring suit against the company may include exclusive venue provisions, which provide that the state of incorporation shall be the sole venue for certain types of litigation, and fee-shifting provisions that require a shareholder who sues a company unsuccessfully to pay all litigation expenses of the defendant corporation.

General Recommendation: Vote case-by-case on bylaws which impact shareholders’ litigation rights, taking into account factors such as:

•	The company’s stated rationale for adopting such a provision;

•	Disclosure of past harm from shareholder lawsuits in which plaintiffs were unsuccessful or shareholder lawsuits outside the jurisdiction of incorporation;

•	The breadth of application of the bylaw, including the types of lawsuits to which it would apply and the definition of key terms; and

•

Governance features such as shareholders’ ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against bylaws that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., in cases where the plaintiffs are partially successful).

Unilateral adoption by the board of bylaw provisions which affect shareholders’ litigation rights will be evaluated under ISS’ policy on Unilateral Bylaw/Charter Amendments.

Net Operating Loss (NOL) Protective Amendments

General Recommendation: Vote against proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (NOL) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

•

The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);

•

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

Poison Pills (Shareholder Rights Plans)

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

General Recommendation: Vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or

•

The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote for the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Management Proposals to Ratify a Poison Pill

General Recommendation: Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

General Recommendation: Vote against proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

•

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

Proxy Voting Disclosure, Confidentiality, and Tabulation

General Recommendation: Vote case-by-case on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Specific issues covered under the policy include, but are not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company’s vote-counting methodology.

•

While a variety of factors may be considered in each analysis, the guiding principles are: transparency, consistency, and fairness in the proxy voting process. The factors considered, as applicable to the proposal, may include:

•	The scope and structure of the proposal;

•

The company’s stated confidential voting policy (or other relevant policies) and whether it ensures a “level playing field” by providing shareholder proponents with equal access to vote information prior to the annual meeting;

•	The company’s vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the proxy voting process and maintains the integrity of vote results;

•	Whether the company’s disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;

•	Any recent controversies or concerns related to the company’s proxy voting mechanics;

•	Any unintended consequences resulting from implementation of the proposal; and

•	Any other factors that may be relevant.

Reimbursing Proxy Solicitation Expenses

General Recommendation: Vote case-by-case on proposals to reimburse proxy solicitation expenses.

When voting in conjunction with support of a dissident slate, vote for the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•	The election of fewer than 50% of the directors to be elected is contested in the election;

•	One or more of the dissident’s candidates is elected;

•	Shareholders are not permitted to cumulate their votes for directors; and

•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Reincorporation Proposals

General Recommendation: Management or shareholder proposals to change a company’s state of incorporation should be evaluated case-by-case, giving consideration to both financial and corporate governance concerns including the following:

•	Reasons for reincorporation;

•	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and

•	Comparison of corporation laws of original state and destination state.

Vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.

Shareholder Ability to Act by Written Consent

General Recommendation: Generally vote against management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•	Shareholders’ current right to act by written consent;

•	The consent threshold;

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

•	An unfettered[8] right for shareholders to call special meetings at a 10 percent threshold;

•	A majority vote standard in uncontested director elections;

[8]

“Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

•	No non-shareholder-approved pill; and

•	An annually elected board.

Shareholder Ability to Call Special Meetings

General Recommendation: Vote against management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

•	Shareholders’ current right to call special meetings;

•	Minimum ownership threshold necessary to call special meetings (10% preferred);

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of, and management’s response to, previous shareholder proposals.

Stakeholder Provisions

General Recommendation: Vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes

General Recommendation: Vote case-by-case on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti- greenmail provisions).

Supermajority Vote Requirements

General Recommendation: Vote against proposals to require a supermajority shareholder vote.

Vote for management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote case-by-case, taking into account:

•	Ownership structure;

•	Quorum requirements; and

•	Vote requirements.

4. CAPITAL/RESTRUCTURING

Capital

Adjustments to Par Value of Common Stock

General Recommendation: Vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.

Vote for management proposals to eliminate par value.

Common Stock Authorization

General Recommendation: Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

•	The company’s use of authorized shares during the last three years

•	The Current Request:

•	Disclosure in the proxy statement of the specific purposes of the proposed increase;

•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

•

The dilutive impact of the request as determined relative to an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

ISS will apply the relevant allowable increase below to requests to increase common stock that are for general corporate purposes (or to the general corporate purposes portion of a request that also includes a specific need):

A.	Most companies: 100 percent of existing authorized shares.

B.	Companies with less than 50 percent of existing authorized shares either outstanding or reserved for issuance: 50 percent of existing authorized shares.

C.	Companies with one- and three-year total shareholder returns (TSRs) in the bottom 10 percent of the U.S. market as of the end of the calendar quarter that is closest to their most recent fiscal year end: 50 percent of existing authorized shares.

D.	Companies at which both conditions (B and C) above are both present: 25 percent of existing authorized shares.

If there is an acquisition, private placement, or similar transaction on the ballot (not including equity incentive plans) that ISS is recommending FOR, the allowable increase will be the greater of (i) twice the amount needed to support the transactions on the ballot, and (ii) the allowable increase as calculated above.

Dual Class Structure

General Recommendation: Generally vote against proposals to create a new class of common stock unless:

•	The company discloses a compelling rationale for the dual-class capital structure, such as:

•	The company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or

•	The new class of shares will be transitory;

•	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and

•	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

General Recommendation: Vote against proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder- approved shareholder rights plan (poison pill).

Preemptive Rights

General Recommendation: Vote case-by-case on shareholder proposals that seek preemptive rights, taking into consideration:

•	The size of the company;

•	The shareholder base; and

•	The liquidity of the stock.

Preferred Stock Authorization

General Recommendation: Vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote case-by-case on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

•	The company’s use of authorized preferred shares during the last three years;

•	The Current Request:

•	Disclosure in the proxy statement of the specific purposes for the proposed increase;

•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

•

In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns; and

•	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Recapitalization Plans

General Recommendation: Vote case-by-case on recapitalizations (reclassifications of securities), taking into account the following:

•	More simplified capital structure;

•	Enhanced liquidity;

•	Fairness of conversion terms;

•	Impact on voting power and dividends;

•	Reasons for the reclassification;

•	Conflicts of interest; and

•	Other alternatives considered.

Reverse Stock Splits

General Recommendation: Vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote against proposals when there is not a proportionate reduction of authorized shares, unless:

•	A stock exchange has provided notice to the company of a potential delisting; or

•	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

Share Repurchase Programs

General Recommendation: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

General Recommendation: Vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares equal to or less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

Tracking Stock

General Recommendation: Vote case-by-case on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

•	Adverse governance changes;

•	Excessive increases in authorized capital stock;

•	Unfair method of distribution;

•	Diminution of voting rights;

•	Adverse conversion features;

•	Negative impact on stock option plans; and

•	Alternatives such as spin-off.

Restructuring

Appraisal Rights

General Recommendation: Vote for proposals to restore or provide shareholders with rights of appraisal.

Asset Purchases

General Recommendation: Vote case-by-case on asset purchase proposals, considering the following factors:

•	Purchase price;

•	Fairness opinion;

•	Financial and strategic benefits;

•	How the deal was negotiated;

•	Conflicts of interest;

•	Other alternatives for the business;

•	Non-completion risk.

Asset Sales

General Recommendation: Vote case-by-case on asset sales, considering the following factors:

•	Impact on the balance sheet/working capital;

•	Potential elimination of diseconomies;

•	Anticipated financial and operating benefits;

•	Anticipated use of funds;

•	Value received for the asset;

•	Fairness opinion;

•	How the deal was negotiated;

•	Conflicts of interest.

Bundled Proposals

General Recommendation: Vote case-by-case on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

General Recommendation: Vote case-by-case on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

General Recommendation: Vote case-by-case on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:

•	Dilution to existing shareholders’ positions;

•	Terms of the offer—discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;

•	Financial issues—company’s financial situation; degree of need for capital; use of proceeds; effect of the financing on the company’s cost of capital;

•	Management’s efforts to pursue other alternatives;

•	Control issues—change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and

•	Conflict of interest—arm’s length transaction, managerial incentives.

Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

General Recommendation: Vote case-by-case on proposals regarding the formation of a holding company, taking into consideration the following:

•	The reasons for the change;

•	Any financial or tax benefits;

•	Regulatory benefits;

•	Increases in capital structure; and

•	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend for the transaction, vote against the formation of a holding company if the transaction would include either of the following:

•	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or

•	Adverse changes in shareholder rights.

Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)

General Recommendation: Vote case-by-case on going private transactions, taking into account the following:

•	Offer price/premium;

•	Fairness opinion;

•	How the deal was negotiated;

•	Conflicts of interest;

•	Other alternatives/offers considered; and

•	Non-completion risk.

Vote case-by-case on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

•	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

•	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:

•	Are all shareholders able to participate in the transaction?

•	Will there be a liquid market for remaining shareholders following the transaction?

•	Does the company have strong corporate governance?

•	Will insiders reap the gains of control following the proposed transaction?

•	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

Joint Ventures

General Recommendation: Vote case-by-case on proposals to form joint ventures, taking into account the following:

•	Percentage of assets/business contributed;

•	Percentage ownership;

•	Financial and strategic benefits;

•	Governance structure;

•	Conflicts of interest;

•	Other alternatives; and

•	Non-completion risk.

Liquidations

General Recommendation: Vote case-by-case on liquidations, taking into account the following:

•	Management’s efforts to pursue other alternatives;

•	Appraisal value of assets; and

•	The compensation plan for executives managing the liquidation.

Vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation—Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction—How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•

Strategic rationale—Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Negotiations and process—Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•

Conflicts of interest—Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•

Governance—Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Private Placements/Warrants/Convertible Debentures

General Recommendation: Vote case-by-case on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

•

Dilution to existing shareholders’ position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of “out of the money” warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company’s stock price that must occur to trigger the dilutive event.

•	Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):

•

The terms of the offer should be weighed against the alternatives of the company and in light of company’s financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

•

When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry and anticipation of future performance.

•	Financial issues:

•	The company’s financial condition;

•	Degree of need for capital;

•	Use of proceeds;

•	Effect of the financing on the company’s cost of capital;

•	Current and proposed cash burn rate;

•	Going concern viability and the state of the capital and credit markets.

•

Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger or sale of part or all of the company.

•	Control issues:

•	Change in management;

•	Change in control;

•	Guaranteed board and committee seats;

•	Standstill provisions;

•	Voting agreements;

•	Veto power over certain corporate actions; and

•	Minority versus majority ownership and corresponding minority discount or majority control premium

•	Conflicts of interest:

•	Conflicts of interest should be viewed from the perspective of the company and the investor.

•	Were the terms of the transaction negotiated at arm’s length? Are managerial incentives aligned with shareholder interests?

•	Market reaction:

•	The market’s response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one day impact on the unaffected stock price.

Vote for the private placement, or for the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reorganization/Restructuring Plan (Bankruptcy)

General Recommendation: Vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

•	Estimated value and financial prospects of the reorganized company;

•	Percentage ownership of current shareholders in the reorganized company;

•	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);

•	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);

•	Existence of a superior alternative to the plan of reorganization; and

•	Governance of the reorganized company.

Special Purpose Acquisition Corporations (SPACs)

General Recommendation: Vote case-by-case on SPAC mergers and acquisitions taking into account the following:

•

Valuation—Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.

•

Market reaction—How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

•

Deal timing—A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

•	Negotiations and process—What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.

•

Conflicts of interest—How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80% rule (the charter requires that the fair market value of the target is at least equal to 80% of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.

•	Voting agreements—Are the sponsors entering into enter into any voting agreements/ tender offers with shareholders who are likely to vote against the proposed merger or exercise conversion rights?

•	Governance—What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

Spin-offs

General Recommendation: Vote case-by-case on spin-offs, considering:

•	Tax and regulatory advantages;

•	Planned use of the sale proceeds;

•	Valuation of spinoff;

•	Fairness opinion;

•	Benefits to the parent company;

•	Conflicts of interest;

•	Managerial incentives;

•	Corporate governance changes;

•	Changes in the capital structure.

Value Maximization Shareholder Proposals

General Recommendation: Vote case-by-case on shareholder proposals seeking to maximize shareholder value by:

•	Hiring a financial advisor to explore strategic alternatives;

•	Selling the company; or

•	Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

•	Prolonged poor performance with no turnaround in sight;

•	Signs of entrenched board and management (such as the adoption of takeover defenses);

•	Strategic plan in place for improving value;

•	Likelihood of receiving reasonable value in a sale or dissolution; and

•	The company actively exploring its strategic options, including retaining a financial advisor.

5. COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)

General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

•	There is a significant misalignment between CEO pay and company performance (pay for performance);

•	The company maintains significant problematic pay practices;

•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

•

There is no MSOP on the ballot, and an against vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

•	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

•	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

•	The situation is egregious.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 or Russell 3000E Indices9, this analysis considers the following:

1.	Peer Group[10] Alignment:

•	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.

•	The multiple of the CEO’s total pay relative to the peer group median.

2.	Absolute Alignment[11]—the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years—i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

•	The ratio of performance- to time-based equity awards;

•	The overall ratio of performance-based compensation;

•	The completeness of disclosure and rigor of performance goals;

•	The company’s peer group benchmarking practices;

•	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

•	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

•	Realizable pay[12] compared to grant pay; and

•	Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;

•	Incentives that may motivate excessive risk-taking; and

•	Options Backdating.

[9]	The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.
[10]

The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company’s selected peers’ GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market cap bucket that is reflective of the company’s. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.

[11]	Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.
[12]	ISS research reports include realizable pay for S&P1500 companies.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS’ Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

•	New or extended agreements that provide for:

•	CIC payments exceeding 3 times base salary and average/target/most recent bonus;

•	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);

•	CIC payments with excise tax gross-ups (including “modified” gross-ups);

•	Insufficient executive compensation disclosure by externally- managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible.

Incentives that may Motivate Excessive Risk-Taking

•	Multi-year guaranteed bonuses;

•	A single or common performance metric used for short- and long-term plans;

•	Lucrative severance packages;

•	High pay opportunities relative to industry peers;

•	Disproportionate supplemental pensions; or

•	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Duration of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

•	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

•	The company’s response, including:

•	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

•	Specific actions taken to address the issues that contributed to the low level of support;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

General Recommendation: Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

General Recommendation: Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an “against” recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

•	Single- or modified-single-trigger cash severance;

•	Single-trigger acceleration of unvested equity awards;

•	Excessive cash severance (>3x base salary and bonus);

•	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);

•	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

•

Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

•	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

General Recommendation: Vote case-by-case on certain equity-based compensation plans13 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “equity plan scorecard” (EPSC) approach with three pillars:

•

Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

•	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and

•	SVT based only on new shares requested plus shares remaining for future grants.

•	Plan Features:

•	Automatic single-triggered award vesting upon a change in control (CIC);

•	Discretionary vesting authority;

•	Liberal share recycling on various award types;

•	Lack of minimum vesting period for grants made under the plan.

•	Grant Practices:

•	The company’s three year burn rate relative to its industry/market cap peers;

•	Vesting requirements in most recent CEO equity grants (3-year look-back);

•	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);

•	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;

•	Whether the company maintains a claw-back policy;

•	Whether the company has established post exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following egregious factors apply:

•	Awards may vest in connection with a liberal change-of-control definition;

•

The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it—for NYSE and Nasdaq listed companies—or by not prohibiting it when the company has a history of repricing – for non-listed companies);

•	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or

•	Any other plan features are determined to have a significant negative impact on shareholder interests.

[13]

Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors.

Plan Cost

General Recommendation: Generally vote against equity plans if the cost is unreasonable. For non-employee director plans, vote for the plan if certain factors are met (see Director Compensation section).

Shareholder Value Transfer (SVT)

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

Except for proposals subject to Equity Plan Scorecard evaluation, Shareholder Value Transfer is reasonable if it falls below a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s benchmark.14

Grant Practices

Three-Year Burn Rate

Burn rate benchmarks (utilized in Equity Plan Scorecard evaluations) are calculated as the greater of: (1) the mean (μ) plus one standard deviation (s) of the company’s GICS group segmented by S&P 500, Russell 3000 index (less the S&P500) and non-Russell 3000 index; and (2) two percent of weighted common shares outstanding. In addition, year-over-year burn-rate benchmark changes will be limited to a maximum of two (2) percentage points plus or minus the prior year’s burn-rate benchmark.

[14]	For plans evaluated under the Equity Plan Scorecard policy, the company’s SVT benchmark is considered along with other factors.

2016 Burn Rate Benchmarks

	S&P500
GICS	Description	Mean	Standard Deviation	Industry Benchmark*
10	Energy	1.13%	0.55%	2.00%*
15	Materials	1.16%	0.61%	2.00%*
20	Industrials	1.36%	0.68%	2.04%
25	Consumer Discretionary	1.55%	0.79%	2.34%
30	Consumer Staples	1.37%	0.65%	2.03%
35	Health Care	1.98%	0.84%	2.82%
40	Financials	1.70%	1.25%	2.95%
45	Information Technology	3.35%	1.56%	4.91%
50	Telecommunication Services	0.85%	0.18%	2.00%*
55	Utilities	0.78%	0.35%	2.00%*

	Russell 3000 (excluding the S&P500)
GICS	Description	Mean	Standard Deviation	Industry Benchmark*
1010	Energy	1.69%	1.43%	3.12%
1510	Materials	1.46%	1.08%	2.53%
2010	Capital Goods	1.85%	1.24%	3.10%
2020	Commercial & Professional Services	2.66%	1.62%	4.27%
2030	Transportation	1.76%	1.63%	3.39%
2510	Automobiles & Components	2.23%	1.24%	3.47%
2520	Consumer Durables & Apparel	2.18%	1.61%	3.80%
2530	Consumer Services	2.28%	1.57%	3.85%
2540	Media	2.35%	1.97%	4.32%
2550	Retailing	2.29%	1.91%	4.19%
3010, 3020, 3030	Consumer Staples	1.71%	1.56%	3.26%
3510	Health Care Equipment & Services	3.06%	2.08%	5.14%
3520	Pharmaceuticals & Biotechnology	3.71%	3.06%	6.77%
4010	Banks	1.64%	1.53%	3.17%
4020	Diversified Financials	3.39%	3.61%	6.99%
4030	Insurance	2.00%	1.77%	3.77%
4040	Real Estate	1.38%	1.29%	2.67%
4510	Software & Services	5.19%	3.55%	8.74%
4520	Technology Hardware & Equipment	3.76%	2.43%	6.19%
4530	Semiconductor Equipment	4.69%	2.32%	7.01%
5010	Telecommunication Services	3.20%	2.03%	5.22%
5510	Utilities	0.81%	0.80%	2.00%*

	Non-Russell 3000
GICS	Description	Mean	Standard Deviation	Industry Benchmark*
1010	Energy	2.55%	3.31%	5.86%
1510	Materials	2.78%	3.35%	6.13%
2010	Capital Goods	2.93%	3.49%	6.42%
2020	Commercial & Professional Services	3.17%	3.45%	6.62%
2030	Transportation	1.21%	1.67%	2.87%
2510	Automobiles & Components	2.99%	3.29%	6.21%*
2520	Consumer Durables & Apparel	2.76%	2.58%	5.34%
2530	Consumer Services	2.04%	2.00%	4.04%
2540	Media	3.52%	2.60%	6.11%
2550	Retailing	2.98%	2.55%	5.53%
3010, 3020, 3030	Consumer Staples	2.60%	3.68%	6.28%
3510	Health Care Equipment & Services	4.40%	3.92%	8.32%
3520	Pharmaceuticals & Biotechnology	4.67%	3.80%	8.46%
4010	Banks	1.27%	1.97%	3.24%
4020	Diversified Financials	2.15%	3.98%	6.13%
4030	Insurance	1.33%	2.50%	3.83%
4040	Real Estate	1.36%	2.42%	3.78%
4510	Software & Services	4.59%	3.62%	8.22%
4520	Technology Hardware & Equipment	3.50%	2.91%	6.41%
4530	Semiconductor Equipment	4.08%	3.29%	7.37%
5010	Telecommunication Services	3.14%	3.56%	6.70%
5510	Utilities	1.63%	3.20%	4.83%

* The benchmark is generally the Mean + Standard Deviation, subject to minimum benchmark of 2%. In addition, year-over-year burn rate benchmark changes are limited to a maximum of two (2) percentage points plus or minus the prior year’s burn rate benchmark.

A premium (multiplier) is applied on full value awards for the past three fiscal years. The guideline for applying the premium is as follows:

Stock Price Volatility	Multiplier
54.6% and higher	1 full-value award will count as 1.5 option shares
36.1% or higher and less than 54.6%	1 full-value award will count as 2.0 option shares
24.9% or higher and less than 36.1%	1 full-value award will count as 2.5 option shares
16.5% or higher and less than 24.9%	1 full-value award will count as 3.0 option shares
7.9% or higher and less than 16.5%	1 full-value award will count as 3.5 option shares
Less than 7.9%	1 full-value award will count as 4.0 option shares

Egregious Factors

Liberal Change in Control Definition

Generally vote against equity plans if the plan has a liberal definition of change in control and the equity awards could vest upon such liberal definition of change-in-control, even though an actual change in control may not occur. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

Repricing Provisions

Vote against plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. “Repricing” includes the ability to do any of the following:

•	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;

•	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs.

Also, vote against or withhold from members of the Compensation Committee who approved and/or implemented a repricing or an option/SAR exchange program, by buying out underwater options/SARs for stock, cash or other consideration or canceling underwater options/SARs and regranting options/SARs with a lower exercise price, without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote against plans if the company has a history of repricing without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Problematic Pay Practices or Significant Pay-for-Performance Disconnect

If the equity plan on the ballot is a vehicle for problematic pay practices, vote against the plan.

If a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, and there is an equity plan on the ballot with the CEO as one of the participants, ISS may recommend a vote against the equity plan. Considerations in voting against the equity plan may include, but are not limited to:

•	Magnitude of pay misalignment;

•	Contribution of non–performance-based equity grants to overall pay; and

•	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer level.

Specific Treatment of Certain Award Types in Equity Plan Evaluations

Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2)  shares outstanding in the burn rate analysis.

Other Compensation Plans

401(k) Employee Benefit Plans

General Recommendation: Vote for proposals to implement a 401(k) savings plan for employees.

Employee Stock Ownership Plans (ESOPs)

General Recommendation: Vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans—Qualified Plans

General Recommendation: Vote case-by-case on qualified employee stock purchase plans. Vote for employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value;

•	Offering period is 27 months or less; and

•	The number of shares allocated to the plan is 10 percent or less of the outstanding shares.

Vote against qualified employee stock purchase plans where any of the following apply:

•	Purchase price is less than 85 percent of fair market value; or

•	Offering period is greater than 27 months; or

•	The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Employee Stock Purchase Plans—Non-Qualified Plans

General Recommendation: Vote case-by-case on nonqualified employee stock purchase plans. Vote for nonqualified employee stock purchase plans with all the following features:

•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•	No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote against nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

General Recommendation: Generally vote for proposals to approve or amend executive incentive plans if the proposal:

•	Is only to address administrative features;

•	Places a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m);

•	Adds performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate; or

•

Covers cash or cash and stock plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Vote against such proposals if:

•	The compensation committee does not fully consist of independent outsiders, per ISS’ Categorization of Directors; or

•	The plan or proposal contains excessive problematic provisions.

Vote case-by-case on such proposals if:

•

In addition to seeking 162(m) tax treatment, the amendment may cause the transfer of additional shareholder value to employees (e.g., by requesting additional shares, extending the option term, or expanding the pool of plan participants). Evaluate the Shareholder Value Transfer in comparison with the company’s allowable cap; or

•	A company is presenting the plan to shareholders for Section 162(m) favorable tax treatment for the first time after the company’s initial public offering (IPO). Perform a full standard as applicable.

Option Exchange Programs/Repricing Options

General Recommendation: Vote case-by-case on management proposals seeking approval to exchange/reprice options taking into consideration:

•	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in- the-money” over the near term;

•	Rationale for the re-pricing—was the stock price decline beyond management’s control?

•	Is this a value-for-value exchange?

•	Are surrendered stock options added back to the plan reserve?

•	Option vesting—does the new option vest immediately or is there a black-out period?

•	Term of the option—the term should remain the same as that of the replaced option;

•	Exercise price—should be set at fair market or a premium to market;

•	Participants—executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential against vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote for shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

General Recommendation: Vote case-by-case on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote for non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote case-by-case on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Stock Option (TSO) Programs

General Recommendation: One-time Transfers: Vote against or withhold from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote case-by-case on one-time transfers. Vote for if:

•	Executive officers and non-employee directors are excluded from participating;

•

Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

•	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the- money” over the near term.

Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

•	Eligibility;

•	Vesting;

•	Bid-price;

•	Term of options;

•	Cost of the program and impact of the TSOs on company’s total option expense

•	Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Director Compensation

Equity Plans for Non-Employee Directors

General Recommendation: Vote case-by-case on compensation plans for non-employee directors, based on:

•

The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;

•	The company’s three year burn rate relative to its industry/market cap peers; and

•	Certain plan features.

On occasion, director stock plans that set aside a relatively small number of shares will exceed the plan cost or burn rate benchmark when combined with employee or executive stock compensation plans. In such cases, vote for the plan if all of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

•	Director stock ownership guidelines with a minimum of three times the annual cash retainer.

•	Vesting schedule or mandatory holding/deferral period:

•	A minimum vesting of three years for stock options or restricted stock; or

•	Deferred stock payable at the end of a three-year deferral period.

•	Mix between cash and equity:

•	A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

•	If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

•	No retirement benefits, or perquisites provided to non-employee directors; and

•

Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

Non-Employee Director Retirement Plans

General Recommendation: Vote against retirement plans for non-employee directors.

Vote for shareholder proposals to eliminate retirement plans for non-employee directors.

Shareholder Proposals on Compensation

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

General Recommendation: Generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

Bonus Banking/Bonus Banking “Plus”

General Recommendation: Vote case-by-case on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

•	The company’s past practices regarding equity and cash compensation;

•	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and

•	Whether the company has a rigorous claw-back policy in place.

Compensation Consultants—Disclosure of Board or Company’s Utilization

General Recommendation: Generally vote for shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

General Recommendation: Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote against shareholder proposals seeking to eliminate stock options or any other equity grants to employees or directors.

Vote against shareholder proposals requiring director fees be paid in stock only.

Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote case-by-case on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

Golden Coffins/Executive Death Benefits

General Recommendation: Generally vote for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

Hold Equity Past Retirement or for a Significant Period of Time

General Recommendation: Vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The following factors will be taken into account:

•	The percentage/ratio of net shares required to be retained;

•	The time period required to retain the shares;

•	Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements;

•	Whether the company has any other policies aimed at mitigating risk taking by executives;

•	Executives’ actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements; and

•	Problematic pay practices, current and past, which may demonstrate a short-term versus long-term focus.

Non-Deductible Compensation

General Recommendation: Generally vote for proposals seeking disclosure of the extent to which the company paid non-deductible compensation to senior executives due to Internal Revenue Code Section  162(m), while considering the company’s existing disclosure practices.

Pay Disparity

General Recommendation: Vote case-by-case on proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The following factors will be considered:

•	The company’s current level of disclosure of its executive compensation setting process, including how the company considers pay disparity;

•	If any problematic pay practices or pay-for-performance concerns have been identified at the company; and

•	The level of shareholder support for the company’s pay programs.

Generally vote against proposals calling for the company to use the pay disparity analysis or pay ratio in a specific way to set or limit executive pay.

Pay for Performance/Performance-Based Awards

General Recommendation: Vote case-by-case on shareholder proposals requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

•

First, vote for shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

•

Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote for the proposal. Furthermore, if target performance results in an above target payout, vote for the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote for the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote for the shareholder proposal if the company does not meet both of the above two steps.

Pay for Superior Performance

General Recommendation: Vote case-by-case on shareholder proposals that request the board establish a pay-for- superior performance standard in the company’s executive compensation plan for senior executives. These proposals generally include the following principles:

•	Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;

•	Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time- vested, equity awards;

•

Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

•	Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies;

•

Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

•	What aspects of the company’s annual and long-term equity incentive programs are performance driven?

•

If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

•	Can shareholders assess the correlation between pay and performance based on the current disclosure?

•	What type of industry and stage of business cycle does the company belong to?

Pre-Arranged Trading Plans (10b5-1 Plans)

General Recommendation: Generally vote for shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

•	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;

•	Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;

•	Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

•	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

•	An executive may not trade in company stock outside the 10b5-1 Plan.

•	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

Prohibit CEOs from Serving on Compensation Committees

General Recommendation: Generally vote against proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

Recoupment of Incentive or Stock Compensation in Specified Circumstances

General Recommendation: Vote case-by-case on proposals to recoup incentive cash or stock compensation made to senior executives if it is later determined that the figures upon which incentive compensation is earned turn out to have been in error, or if the senior executive has breached company policy or has engaged in misconduct that may be significantly detrimental to the company’s financial position or reputation, or if the senior executive failed to manage or monitor risks that subsequently led to significant financial or reputational harm to the company. Many companies have adopted policies that permit recoupment in cases where an executive’s fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. However, such policies may be narrow given that not all misconduct or negligence may result in significant financial restatements. Misconduct, negligence or lack of sufficient oversight by senior executives may lead to significant financial loss or reputational damage that may have long-lasting impact.

In considering whether to support such shareholder proposals, ISS will take into consideration the following factors:

•	If the company has adopted a formal recoupment policy;

•	The rigor of the recoupment policy focusing on how and under what circumstances the company may recoup incentive or stock compensation;

•	Whether the company has chronic restatement history or material financial problems;

•	Whether the company’s policy substantially addresses the concerns raised by the proponent;

•	Disclosure of recoupment of incentive or stock compensation from senior executives or lack thereof; or

•	Any other relevant factors.

Severance Agreements for Executives/Golden Parachutes

General Recommendation: Vote for shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote case-by-case on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

•	The triggering mechanism should be beyond the control of management;

•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs);

•

Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Share Buyback Holding Periods

General Recommendation: Generally vote against shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote for the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Supplemental Executive Retirement Plans (SERPs)

General Recommendation: Generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote for shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

Tax Gross-Up Proposals

General Recommendation: Generally vote for proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity

General Recommendation: Vote case-by-case on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.

The following factors will be considered:

•

The company’s current treatment of equity in change-of-control situations (i.e. is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.);

•	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally vote for proposals seeking a policy that prohibits acceleration of the vesting of equity awards to senior executives in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

6. SOCIAL/ENVIRONMENTAL ISSUES

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

General Recommendation: Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

•	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;

•	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

•

If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•

If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Animal Welfare

Animal Welfare Policies

General Recommendation: Generally vote for proposals seeking a report on a company’s animal welfare standards, or animal welfare-related risks, unless:

•	The company has already published a set of animal welfare standards and monitors compliance;

•	The company’s standards are comparable to industry peers; and

•	There are no recent significant fines, litigation, or controversies related to the company’s and/or its suppliers’ treatment of animals.

Animal Testing

General Recommendation: Generally vote against proposals to phase out the use of animals in product testing, unless:

•	The company is conducting animal testing programs that are unnecessary or not required by regulation;

•	The company is conducting animal testing when suitable alternatives are commonly accepted and used by industry peers; or

•	There are recent, significant fines or litigation related to the company’s treatment of animals.

Animal Slaughter

General Recommendation: Generally vote against proposals requesting the implementation of Controlled Atmosphere Killing (CAK) methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote case-by-case on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

Consumer Issues

Genetically Modified Ingredients

General Recommendation: Generally vote against proposals requesting that a company voluntarily label genetically engineered (GE) ingredients in its products. The labeling of products with GE ingredients is best left to the appropriate regulatory authorities.

Vote case-by-case on proposals asking for a report on the feasibility of labeling products containing GE ingredients, taking into account:

•	The potential impact of such labeling on the company’s business;

•	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

•	Company’s current disclosure on the feasibility of GE product labeling.

Generally vote against proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote against proposals to eliminate GE ingredients from the company’s products, or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such decisions are more appropriately made by management with consideration of current regulations.

Reports on Potentially Controversial Business/Financial Practices

General Recommendation: Vote case-by-case on requests for reports on a company’s potentially controversial business or financial practices or products, taking into account:

•	Whether the company has adequately disclosed mechanisms in place to prevent abuses;

•	Whether the company has adequately disclosed the financial risks of the products/practices in question;

•	Whether the company has been subject to violations of related laws or serious controversies; and

•	Peer companies’ policies/practices in this area.

Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation

General Recommendation: Generally vote against proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing practices.

Vote case-by-case on proposals requesting that a company report on its product pricing or access to medicine policies, considering:

•	The potential for reputational, market, and regulatory risk exposure;

•	Existing disclosure of relevant policies;

•	Deviation from established industry norms;

•	Relevant company initiatives to provide research and/or products to disadvantaged consumers;

•	Whether the proposal focuses on specific products or geographic regions;

•	The potential burden and scope of the requested report;

•	Recent significant controversies, litigation, or fines at the company.

Generally vote for proposals requesting that a company report on the financial and legal impact of its prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote against proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Product Safety and Toxic/Hazardous Materials

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:

•	The company already discloses similar information through existing reports such as a supplier code of conduct and/or a sustainability report;

•

The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

•	The company has not been recently involved in relevant significant controversies, fines, or litigation.

Vote case-by-case on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:

•	The company’s current level of disclosure regarding its product safety policies, initiatives and oversight mechanisms;

•	Current regulations in the markets in which the company operates; and

•	Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.

Generally vote against resolutions requiring that a company reformulate its products.

Tobacco-Related Proposals

General Recommendation: Vote case-by-case on resolutions regarding the advertisement of tobacco products, considering:

•	Recent related fines, controversies, or significant litigation;

•	Whether the company complies with relevant laws and regulations on the marketing of tobacco;

•	Whether the company’s advertising restrictions deviate from those of industry peers;

•	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth; and

•	Whether restrictions on marketing to youth extend to foreign countries.

Vote case-by-case on proposals regarding second-hand smoke, considering;

•	Whether the company complies with all laws and regulations;

•	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness; and

•	The risk of any health-related liabilities.

Generally vote against resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.

Generally vote against proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

Climate Change

Climate Change/Greenhouse Gas (GHG) Emissions

General Recommendation: Generally vote for resolutions requesting that a company disclose information on the risks related to climate change on its operations and investments, such as financial, physical, or regulatory risks, considering:

•

Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is at least comparable to that of industry peers; and

•	There are no significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

•

The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is comparable to that of industry peers; and

•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

•	Whether the company provides disclosure of year-over-year GHG emissions performance data;

•	Whether company disclosure lags behind industry peers;

•	The company’s actual GHG emissions performance;

•	The company’s current GHG emission policies, oversight mechanisms, and related initiatives; and

•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

Energy Efficiency

General Recommendation: Generally vote for proposals requesting that a company report on its energy efficiency policies, unless:

•

The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or

•	The proponent requests adoption of specific energy efficiency goals within specific timelines.

Renewable Energy

General Recommendation: Generally vote for requests for reports on the feasibility of developing renewable energy resources unless the report would be duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote against proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

Diversity

Board Diversity

General Recommendation: Generally vote for requests for reports on a company’s efforts to diversify the board, unless:

•	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and

•	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:

•	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;

•	The level of gender and racial minority representation that exists at the company’s industry peers;

•	The company’s established process for addressing gender and racial minority board representation;

•	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

•	The independence of the company’s nominating committee;

•	Whether the company uses an outside search firm to identify potential director nominees; and

•	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Equality of Opportunity

General Recommendation: Generally vote for proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, unless:

•	The company publicly discloses equal opportunity policies and initiatives in a comprehensive manner;

•	The company already publicly discloses comprehensive workforce diversity data; and

•	The company has no recent significant EEO-related violations or litigation.

Generally vote against proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant burden on the company.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

General Recommendation: Generally vote for proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would be unduly burdensome.

Generally vote against proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Environment and Sustainability

Facility and Workplace Safety

General Recommendation: Vote case-by-case on requests for workplace safety reports, including reports on accident risk reduction efforts, taking into account:

•	The company’s current level of disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms;

•	The nature of the company’s business, specifically regarding company and employee exposure to health and safety risks;

•	Recent significant controversies, fines, or violations related to workplace health and safety; and

•	The company’s workplace health and safety performance relative to industry peers.

Vote case-by-case on resolutions requesting that a company report on safety and/or security risks associated with its operations and/or facilities, considering:

•	The company’s compliance with applicable regulations and guidelines;

•	The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and

•	The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.

General Environmental Proposals and Community Impact Assessments

General Recommendation: Vote case-by-case on requests for reports on policies and/or the potential (community) social and/or environmental impact of company operations, considering:

•	Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;

•

The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;

•	The nature, purpose, and scope of the company’s operations in the specific region(s);

•	The degree to which company policies and procedures are consistent with industry norms; and

•	The scope of the resolution.

Hydraulic Fracturing

General Recommendation: Generally vote for proposals requesting greater disclosure of a company’s (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

•	The company’s current level of disclosure of relevant policies and oversight mechanisms;

•	The company’s current level of such disclosure relative to its industry peers;

•	Potential relevant local, state, or national regulatory developments; and

•	Controversies, fines, or litigation related to the company’s hydraulic fracturing operations.

Operations in Protected Areas

General Recommendation: Generally vote for requests for reports on potential environmental damage as a result of company operations in protected regions, unless:

•	Operations in the specified regions are not permitted by current laws or regulations;

•	The company does not currently have operations or plans to develop operations in these protected regions; or

•	The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.

Recycling

General Recommendation: Vote case-by-case on proposals to report on an existing recycling program, or adopt a new recycling program, taking into account:

•	The nature of the company’s business;

•	The current level of disclosure of the company’s existing related programs;

•	The timetable and methods of program implementation prescribed by the proposal;

•	The company’s ability to address the issues raised in the proposal; and

•	How the company’s recycling programs compare to similar programs of its industry peers.

Sustainability Reporting

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

•

The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or

•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Water Issues

General Recommendation: Vote case-by-case on proposals requesting a company report on, or adopt a new policy on, water-related risks and concerns, taking into account:

•	The company’s current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;

•	Whether or not the company’s existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;

•	The potential financial impact or risk to the company associated with water-related concerns or issues; and

•	Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

General Corporate Issues

Charitable Contributions

General Recommendation: Vote against proposals restricting a company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.

Data Security, Privacy, and Internet Issues

General Recommendation: Vote case-by-case on proposals requesting the disclosure or implementation of data security, privacy, or information access and management policies and procedures, considering:

•	The level of disclosure of company policies and procedures relating to data security, privacy, freedom of speech, information access and management, and Internet censorship;

•	Engagement in dialogue with governments or relevant groups with respect to data security, privacy, or the free flow of information on the Internet;

•	The scope of business involvement and of investment in countries whose governments censor or monitor the Internet and other telecommunications;

•	Applicable market-specific laws or regulations that may be imposed on the company; and

•	Controversies, fines, or litigation related to data security, privacy, freedom of speech, or Internet censorship.

Environmental, Social, and Governance (ESG) Compensation-Related Proposals

General Recommendation: Vote case-by-case on proposals to link, or report on linking, executive compensation to sustainability (environmental and social) criteria, considering:

•	Whether the company has significant and/or persistent controversies or regulatory violations regarding social and/or environmental issues;

•	Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;

•	The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and

•	The company’s current level of disclosure regarding its environmental and social performance.

Human Rights, Labor Issues, and International Operations

Human Rights Proposals

General Recommendation: Generally vote for proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote case-by-case on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

Vote case-by-case on proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process, considering:

•	The degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms;

•	The company’s industry and whether the company or its suppliers operate in countries or areas where there is a history of human rights concerns;

•	Recent, significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; and

•	Whether the proposal is unduly burdensome or overly prescriptive.

Operations in High Risk Markets

General Recommendation: Vote case-by-case on requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

•	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;

•	Current disclosure of applicable risk assessment(s) and risk management procedures;

•	Compliance with U.S. sanctions and laws;

•	Consideration of other international policies, standards, and laws; and

•	Whether the company has been recently involved in recent, significant controversies, fines or litigation related to its operations in “high-risk” markets.

Outsourcing/Offshoring

General Recommendation: Vote case-by-case on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

•	Controversies surrounding operations in the relevant market(s);

•	The value of the requested report to shareholders;

•	The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; and

•	The company’s existing human rights standards relative to industry peers.

Weapons and Military Sales

General Recommendation: Vote against reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Generally vote against proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Political Activities

Lobbying

General Recommendation: Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

•	The company’s current disclosure of relevant lobbying policies, and management and board oversight;

•	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and

•	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

Political Contributions

General Recommendation: Generally vote for proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities, considering:

•	The company’s policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;

•	The company’s disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and

•	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Political Ties

General Recommendation: Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

•	There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

7. MUTUAL FUND PROXIES

Election of Directors

General Recommendation: Vote case-by-case on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

General Recommendation: Vote case-by-case on conversion proposals, considering the following factors:

•	Past performance as a closed-end fund;

•	Market in which the fund invests;

•	Measures taken by the board to address the discount; and

•	Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

General Recommendation: Vote case-by-case on proxy contests, considering the following factors:

•	Past performance relative to its peers;

•	Market in which fund invests;

•	Measures taken by the board to address the issues;

•	Past shareholder activism, board activity, and votes on related proposals;

•	Strategy of the incumbents versus the dissidents;

•	Independence of directors;

•	Experience and skills of director candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment.

Investment Advisory Agreements

General Recommendation: Vote case-by-case on investment advisory agreements, considering the following factors:

•	Proposed and current fee schedules;

•	Fund category/investment objective;

•	Performance benchmarks;

•	Share price performance as compared with peers;

•	Resulting fees relative to peers;

•	Assignments (where the advisor undergoes a change of control).

Approving New Classes or Series of Shares

General Recommendation: Vote for the establishment of new classes or series of shares.

Preferred Stock Proposals

General Recommendation: Vote case-by-case on the authorization for or increase in preferred shares, considering the following factors:

•	Stated specific financing purpose;

•	Possible dilution for common shares;

•	Whether the shares can be used for antitakeover purposes.

1940 Act Policies

General Recommendation: Vote case-by-case on policies under the Investment Advisor Act of 1940, considering the following factors:

•	Potential competitiveness;

•	Regulatory developments;

•	Current and potential returns; and

•	Current and potential risk.

Generally vote for these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction

General Recommendation: Vote case-by-case on proposals to change a fundamental restriction to a non- fundamental restriction, considering the following factors:

•	The fund’s target investments;

•	The reasons given by the fund for the change; and

•	The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

General Recommendation: Vote against proposals to change a fund’s fundamental investment objective to non- fundamental.

Name Change Proposals

General Recommendation: Vote case-by-case on name change proposals, considering the following factors:

•	Political/economic changes in the target market;

•	Consolidation in the target market; and

•	Current asset composition.

Change in Fund’s Subclassification

General Recommendation: Vote case-by-case on changes in a fund’s sub-classification, considering the following factors:

•	Potential competitiveness;

•	Current and potential returns;

•	Risk of concentration;

•	Consolidation in target industry.

Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

General Recommendation: Vote for proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

•

The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;

•

The sale is deemed to be in the best interests of shareholders by (1) a majority of the company’s independent directors and (2) a majority of the company’s directors who have no financial interest in the issuance; and

•	The company has demonstrated responsible past use of share issuances by either:

•	Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or

•	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

Disposition of Assets/Termination/Liquidation

General Recommendation: Vote case-by-case on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

•	Strategies employed to salvage the company;

•	The fund’s past performance;

•	The terms of the liquidation.

Changes to the Charter Document

General Recommendation: Vote case-by-case on changes to the charter document, considering the following factors:

•	The degree of change implied by the proposal;

•	The efficiencies that could result;

•	The state of incorporation;

•	Regulatory standards and implications.

Vote against any of the following changes:

•	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

•	Removal of shareholder approval requirement for amendments to the new declaration of trust;

•

Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

•	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares;

•	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

•	Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund

General Recommendation: Vote case-by-case on re-incorporations, considering the following factors:

•	Regulations of both states;

•	Required fundamental policies of both states;

•	The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval

General Recommendation: Vote against proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

Distribution Agreements

General Recommendation: Vote case-by-case on distribution agreement proposals, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives;

•	The proposed distributor’s reputation and past performance;

•	The competitiveness of the fund in the industry;

•	The terms of the agreement.

Master-Feeder Structure

General Recommendation: Vote for the establishment of a master-feeder structure.

Mergers

General Recommendation: Vote case-by-case on merger proposals, considering the following factors:

•	Resulting fee structure;

•	Performance of both funds;

•	Continuity of management personnel;

•	Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

General Recommendation: Generally vote against shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

General Recommendation: Vote case-by-case on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote for the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

General Recommendation: Vote case-by-case on proposals to terminate the investment advisor, considering the following factors:

•	Performance of the fund’s Net Asset Value (NAV);

•	The fund’s history of shareholder relations;

•	The performance of other funds under the advisor’s management.

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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APPENDIX G

Marsico’s Proxy Voting Policies

MARSICO CAPITAL MANAGEMENT, LLC

PROXY VOTING POLICY AND PROCEDURES

Statement of Policy

1.    It is the policy of Marsico Capital Management, LLC (“MCM”) to seek to vote or otherwise process, such as by a decision to abstain from voting or to take no action on, proxies over which it has voting authority in the best interests of MCM’s clients, as summarized here.

•

MCM’s security analysts generally review proxy proposals as part of their monitoring of portfolio companies. Under MCM’s investment discipline, one of the qualities that MCM generally seeks in companies selected for client portfolios is good management teams that generally seek to serve shareholder interests. Because MCM believe s that the management teams of most companies it invests in generally seek to serve shareholder interests, MCM believes that voting proxy proposals in clients’ best economic interests usually means voting with the recommendations of these management teams (including their boards of directors).

•

In certain circumstances, MCM’s vote-by-vote analysis of proxy proposals could lead it to conclude that particular management or board recommendations may not appear as closely aligned with shareholder interests as MCM may deem desirable, or could be disregarded in the best interests of shareholders. In those and other circumstances, MCM may, in its sole discretion, vote against a management or board recommendation (or abstain or take no action) based on its analysis if such a vote appears consistent with the best interests of clients.

•

MCM may process certain proxies without voting them, such as by making a decision to abstain from voting or take no action on such proxies (or on certain proposals within such proxies). Examples include, without limitation, proxies issued by companies that MCM has decided to sell, proxies issued for securities that MCM did not select for a client portfolio (such as, without limitation, securities that were selected by a previous adviser, unsupervised securities held in a client’s account, money market securities, or other securities selected by clients or their representatives other than MCM), or proxies issued by foreign companies that impose burdensome or unreasonable voting, power of attorney, or holding requirements. MCM also may abstain from voting, or take no action on, proxies in other circumstances, such as when voting may not be in the best interests of clients, as an alternative to voting with (or against) management, or when voting may be unduly burdensome or expensive, or if MCM may have a material conflict of interest in voting certain proxies and alternative voting procedures are not desirable.

•

In circumstances when there may be an apparent material conflict of interest between MCM’s interests and clients’ interests in how proxies are voted (such as when MCM knows that a proxy issuer is also an MCM client), MCM generally will resolve any appearance concerns by causing those proxies to be “echo voted” or “mirror voted” in the same proportion as other votes, by voting the proxies as recommended by an independent service provider, or by abstaining or taking no action. In other cases, MCM might use other procedures to resolve an apparent material conflict.

•

MCM may use an independent service provider to assist in voting proxies, keep voting records, and disclose voting information to clients. MCM’s Proxy Voting policy and reports describing the voting of a client’s proxies are available to the client on request.

•

MCM seeks to ensure that, to the extent reasonably feasible, proxies for which MCM receives ballots in good order and receives timely notice will be voted or otherwise processed (such as through a decision to abstain or take no action) as intended under MCM’s Proxy Voting policy and procedures. MCM may be unable to vote or otherwise process proxy ballots that are not received or processed in a timely manner due to functional limitations of the proxy voting system, custodial limitations, or other factors beyond MCM’s control. Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by the client or its custodian, ballots not timely forwarded by a custodian, or ballots for which MCM does not timely receive essential information such as the proxy proposal itself or modifications to the required voting date. Other ballots may be voted but not counted, or may be counted in an unexpected way, because of factors such as foreign voting requirements or other limitations.

Definitions

2.    By “best interests of MCM’s clients,” MCM means clients’ best economic interests over the long term—that is, the common interest that all clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interests are generally uniform.

3.    By “material conflict of interest,” MCM means circumstances when MCM itself knowingly does business with a particular proxy issuer, other principal proponent of a proposal, or an entity closely affiliated with the proxy issuer or other principal proponent of a proposal, or other circumstances in which MCM may appear to have a significant conflict of interest between its own interests and the interests of clients in how proxies are voted.

Procedures: MCM Invests in Companies With Management Teams That Seek Shareholders’ Best Interests, and Usually Votes Proxies with Management Recommendations

4.    MCM’s security analysts generally review proxy proposals as part of their monitoring of portfolio companies. Under MCM’s investment discipline, one of the qualities that MCM generally seeks in companies selected for client portfolios is good management teams that generally seek to serve shareholder interests. Because MCM believes that the management teams of companies it invests in generally seek to serve shareholder interests, MCM believes that voting proxy proposals in clients’ best economic interests usually means voting with the recommendations of these management teams (or their boards of directors). Therefore, when portfolio companies issue proxy proposals, MCM usually votes the proxies with management or board recommendations, because it believes that recommendations by these companies’ managements generally are in shareholders’ best interests, and therefore in the best economic interests of MCM’s clients.

5.    In certain circumstances, MCM’s vote-by-vote analysis of proxy proposals could lead it to conclude that particular management or board recommendations may not appear as closely aligned with shareholder interests as MCM may deem desirable, or could be disregarded in the best interests of shareholders. For example, in some circumstances, certain proxy proposals or recommendations by management, shareholders, or other proponents—such as, without limitation, proposals that would affect corporate governance relating to anti-takeover measures, board election requirements, director qualifications, shared board and management responsibilities, capitalization changes, compensation programs, or other matters—could present circumstances in which management recommendations may not appear as closely aligned with shareholder interests as MCM in its sole discretion may deem desirable. In those and other circumstances, MCM may, in its sole discretion, vote against a management or board recommendation (or abstain or take no action) based on MCM’s analysis if in MCM’s view such a vote appears consistent with the best interests of clients. As further examples, in MCM’s sole discretion, it may vote against a management or board recommendation in order to, without limitation, support a shareholder proposal favoring safeguards against potential overreaching by management or enhancements of shareholder control that MCM believes are reasonable or appropriate, or vote against management or board recommendations in order to oppose management proposals that are not shareholder-friendly in MCM’s view.

6.    MCM generally considers each proxy proposal on its merits, and periodically reassesses its views of the management teams of the companies that it invests in for clients. A decision to vote against a particular management or board recommendation or to otherwise abstain or take no action on a proxy proposal does not necessarily signal a departure from MCM’s general view that a management team or board is serving the best interests of shareholders. If MCM concludes, in its sole discretion, that a company’s management team or board no longer appears to be serving shareholders’ best interests, MCM may take any action it deems appropriate, including, without limitation, awaiting further developments, voting against selected management or board recommendations, or selling shares of the company.

Procedures: Use of an Independent Service Provider

7.    MCM may engage an independent service provider to assist with the administrative and ministerial aspects of proxy voting. The independent service provider may perform functions that include, without limitation, voting proxies for MCM in accordance with MCM’s instructions based on MCM’s Proxy Voting policy, maintaining records of proxy votes, and assisting in preparing certain reports. To minimize the possibility that MCM’s proxy votes could be affected by potential conflicts of interest that may exist between an independent service provider and a proxy issuer, MCM rarely considers directing such a service provider to vote proxies for MCM based on the service provider’s recommendations (although MCM may do so in certain circumstances discussed in “Alternative Procedures for Potential Material Conflicts of Interest” below).

Procedures: Voting/Abstention/No Action/Other Exceptions

8.    MCM seeks to ensure that, to the extent reasonably feasible, proxies for which MCM receives ballots in good order and receives timely notice will be voted or otherwise processed as intended under MCM’s Proxy Voting policy and procedures. MCM employs a number of measures, including certain reconciliations and other cross-check procedures, to attempt to verify that proxies are voted or otherwise processed as intended, although such checks may not be feasible or reliable in some cases because of the complexity of the proxy voting process. MCM’s ability to vote or otherwise process proxies may be limited by many factors, including MCM’s dependence on custodians and independent proxy voting service providers to assist in processing proxies. MCM may be unable to vote or otherwise process proxy ballots that are not received or processed in a timely manner due to functional limitations of the proxy voting system, custodial limitations, or other factors beyond MCM’s control. Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by a client or its custodian, ballots not timely forwarded by a custodian, or ballots for which MCM does not timely receive essential information such as the proxy proposal itself or modifications to the required voting date. Other ballots may be voted but not counted, or may be counted in an unexpected way, because of factors such as foreign voting requirements or other limitations. For example, in a few foreign markets, ballots cast by MCM may not be counted if required powers of attorney between the client and the custodian are not maintained. Also in foreign markets, ballots for securities held by a custodian in an omnibus account for multiple customers may be voted in an unexpected manner if the custodian receives different voting instructions from its customers and cannot split its vote as each customer requested.

9.a.    MCM may process some proxies without voting them, such as by making a decision to abstain or take no action on such proxies (or on certain proposals within such proxies). For example, if MCM has decided to sell the shares of a company, MCM generally may abstain from voting proxies or may take no action on proxies issued by the company. If MCM receives proxies relating to securities acquired as a result of an account transition (such as, without limitation, securities delivered into a newly opened MCM account that were selected by a previous adviser), MCM may choose to abstain or take no action on the proxies. MCM also may abstain or take no action on proxies issued for other securities that MCM did not select for a client portfolio (such as, without limitation, unsupervised securities held in a client’s account, or money market securities or other securities selected by clients or their representatives other than MCM).

9.b.    MCM may abstain or take no action on proxies (or on certain proposals within such proxies) in other circumstances. MCM may determine, for example, that abstaining or taking no action on proxies is appropriate if voting may be unduly burdensome or expensive, such as when foreign proxy issuers impose burdensome or unreasonable voting, power of attorney, or holding requirements, or if MCM may have a material conflict of interest in voting certain proxies and alternative voting procedures are not desirable. MCM also may abstain or take no action when voting may not be in the best interests of clients in MCM’s view, or as an alternative to voting with (or against) management.

10.    The procedures in this policy generally apply to all proxy voting matters over which MCM has voting authority, including changes in corporate governance structures, the adoption or amendment of compensation plans (including stock options), and matters involving social issues or corporate responsibility.

Alternative Procedures for Potential Material Conflicts of Interest

11.    In certain circumstances such as when the issuer or other proponent of a proxy proposal is also a client of MCM, it is possible that an appearance might arise of a potential conflict between MCM’s interests and the interests of affected clients in how the proxies of that issuer are voted.

12.    MCM seeks to vote or otherwise process proxies in the best interests of its clients, and believes that any potential conflict of interest would not actually affect MCM’s voting of the proxies.

13.    Nevertheless, when MCM is aware that a material conflict of interest (as defined in section 3 above) between MCM’s interests and clients’ interests may appear to exist, MCM generally will, to avoid appearance concerns, follow an alternative procedure rather than vote or otherwise process ballots in accordance with its own determinations. Such an alternative procedure generally would involve either:

(i) Directing an independent service provider to cause the proxies of those MCM client accounts that MCM is responsible for processing to be “echo voted” or “mirror voted” in the same proportion as the votes of other proxy holders if the service provider indicates it can do so; or

(ii) Directing the proxies of those MCM client accounts that MCM is responsible for processing to be voted in accordance with the recommendations of an independent service provider that MCM may use to assist in voting proxies. This procedure generally may be used if it can be determined that the independent service provider appears able to make such recommendations and vote in an impartial manner. In making this determination, MCM may (1) require the independent service provider to represent or otherwise demonstrate that the service provider faces no conflict of interest with respect to the vote, or (2) ask the independent service provider to disclose to MCM relevant facts concerning the firm’s relationship with the proxy issuer or other persons and certify that the service provider has taken steps to ensure that no actual conflicts exist.

MCM seeks to document the identification of any material conflict of interest and its procedure for resolving the particular conflict.

14.    MCM may use other alternative procedures to address circumstances when a material conflict of interest may appear to exist, such as, without limitation:

(i) Notifying affected clients of the conflict of interest (if it is reasonably feasible to do so), and seeking a waiver of the conflict to permit MCM to vote the proxies;

(ii) Abstaining or taking no action on the proxies in cases when, without limitation, service providers cannot echo vote proxies of certain securities (such as those issued by foreign companies), or in other cases when alternative voting procedures are not desirable; or

(iii) Forwarding the proxies to clients so that clients may vote the proxies themselves.

Voting by Client Instead of MCM

15.    An MCM client may elect to vote proxies for its own account instead of directing MCM to do so. MCM recommends this approach if a client believes that proxies should be voted based on political or social interests or other client-specific considerations.

16.    MCM generally cannot implement client proxy voting guidelines that do not delegate full discretion to MCM, or that are not fully consistent with these procedures. In particular, MCM encourages the client to vote its own proxies if the client seeks to impose client-specific voting guidelines that may be inconsistent with MCM’s policy or with MCM’s vote-by-vote analysis. MCM does not generally advise a client on proxy voting issues when the client retains authority to handle such matters itself.

17.    MCM generally may abstain or will take no action on proxy votes relating to legal proceedings such as shareholder class actions or bankruptcy proceedings, or may refer such votes to clients.

Persons Responsible for Implementing MCM’s Policy

18.    MCM’s Operations/Client Services staff has primary responsibility for implementing MCM’s Proxy Voting policy and procedures, including ensuring that proxies are timely submitted. MCM also generally uses a service provider to assist in voting proxies, recordkeeping, and other matters.

19.    Members of MCM’s Investment staff, such as security analysts, generally review proxy proposals as part of their ongoing assessment of companies.

Recordkeeping

20.a.    MCM or a service provider maintains, in accordance with Rule 204-2 under the Investment Advisers Act:

(i)	Copies of all proxy voting policies and procedures;

(ii)	Copies of proxy statements received (unless maintained elsewhere as described below);

(iii)	Records of proxy votes cast on behalf of clients;

(iv)	Documents prepared by MCM that are material to a decision on how to vote or memorializing the basis for a decision;

(v)	Written client requests for proxy voting information, and

(vi)	Written responses by MCM to written or oral client requests.

20.b.    MCM seeks to document instances in which it identifies a material conflict of interest, as well as the procedure utilized for resolving the particular conflict. MCM’s Operations/Client Services Department also documents certain other non-routine proxy voting issues, including: the basis for (1) any decision to vote against a management or board recommendation for reasons other than general matters affecting corporate governance issues discussed in section 5 above; and (2) any decision to abstain or take no action on a proxy that is intended by MCM to demonstrate divergence from a management or board recommendation.

20.c.    MCM will not document other, more routine instances in which it may take certain actions with respect to a particular proxy, including certain situations identified in this Proxy Voting policy and procedures. MCM generally will not document, for example, the basis for routine decisions (i) to vote against corporate governance proposals such as those described above, or (ii) to abstain or take no action on proxies in circumstances (A) when foreign issuers impose burdensome or unreasonable voting, power of attorney, or holding requirements, (B) when MCM has sold or determined to sell a security, or when MCM did not select the securities for the client portfolio (such as, without limitation, securities that were selected by a previous adviser, unsupervised securities held in a client’s account, or money market securities or other securities selected by clients or their representatives other than MCM), or (C) when other routine situations arise such as those identified in section 9 above. MCM also cannot document decisions not to vote or otherwise process proxies that were not received in good order, not received in a timely fashion, or otherwise not processed for reasons beyond MCM’s control, such as in certain situations addressed in section 8 above.

21.    MCM will obtain an undertaking from any service provider that the service provider will provide copies of proxy voting records and other documents promptly upon request if MCM relies on the service provider to maintain related records.

22.    MCM or its service provider may rely on the SEC’s EDGAR system to keep records of certain proxy statements issued by domestic (and some foreign) issuers if the proxy statements are maintained by issuers on that system (as is generally true in the case of larger U.S.-based issuers).

23.    All proxy-related records will be maintained in an easily accessible place for five years (and at an appropriate office of MCM or a service provider for the first two years).

Availability of Policy and Proxy Voting Records to Clients

24.    MCM will initially inform clients of this policy and provide information regarding how a client may learn of MCM’s voting record for the client’s securities through summary disclosure in Part II of MCM’s Form ADV. Upon receipt of a client’s request for more information, MCM will provide the client with a copy of this Proxy Voting policy. Reports describing how MCM voted proxies for the client during the period since this policy was adopted are also available upon request.

*        *        *

MCM’s Chief Compliance Officer will review this policy at least annually to determine whether it should be amended or updated. Any amendments to this policy require the written approval of the Chief Compliance Officer.

Approved by:	Steven Carlson /s/
Title:	Chief Compliance Officer
Effective Date:	October 1, 2004

Policy Amended:	February 10, 2006
Approved by:	Steven Carlson /s/
Title:	Chief Compliance Officer
Effective Date:	February 10, 2006

Policy Amended:	July 19, 2006
Approved by:	Steven Carlson /s/
Title:	Chief Compliance Officer
Effective Date:	July 19, 2006

Amended Approved:	August 8, 2008
Approved by:	Steven Carlson
Title:	Chief Compliance Officer
Effective Date:	September 1, 2008

APPENDIX H

Northern Cross’ Proxy Voting Policies

XI. PROXY POLICY

Northern Cross, LLC (the “Adviser”)’s policy regarding the voting of proxies consists of (1) the statement of the law and policy, (2) identification of the person(s) responsible for implementing this policy, and (3) the procedures adopted by the Adviser to implement the policy.

1. Statement of Law and Policy

A. Law

Because a registered investment company (“fund”) is the beneficial owner of its portfolio securities, it has the right to vote proxies relative to its portfolio securities. The Securities and Exchange Commission has stated that a fund’s board has the obligation to vote proxies. As a practical matter, fun boards typically delegate this function to the fund’s adviser/sub-adviser.

Rule 206(4)-6 under the Investment Advisers Act of 1940 requires that a registered investment adviser with proxy voting authority generally must satisfy the following four requirements: (i) adopt and implement written proxy voting policies and procedures reasonably designed to ensure the adviser votes client and fund securities in the best interests of clients and fund investors and addressing how conflicts of interest are handled; (ii) disclose its proxy voting policies and procedures to clients and fund investors and furnish clients and fund investors with a copy if they request it; (iii) inform clients and fund investors as to how they can obtain information from the adviser on how their securities were voted; and (iv) retain certain records.

B. Policy

The Adviser will vote all proxies delivered to it by the fund’s custodian. The vote will be cast in such a manner, which, in the Adviser’s judgment, will be in the best interests of shareholders. The Adviser contracts with Boston Investor Services, Inc. for the processing of proxies.

The Adviser will generally comply with the following guidelines:

•	Routine Corporate Governance Issues

The Adviser will vote in favor of management.

Routine issues may include, but not be limited to, election of directors, appointment of auditors, changes in state of incorporation or capital structure. In certain cases the Adviser will vote in accordance with the guidelines of specific clients.

•	Non-routine Corporate Governance Issues

The Adviser will vote in favor of management unless voting with management would limit shareholder rights or have a negative impact on shareholder value. Non-routine issues may include, but not be limited to, corporate restructuring/mergers and acquisitions, proposals affecting shareholder rights, anti-takeover issues, executive compensation, and social and political issues. In cases where the number of shares in all stock option plans exceeds 10% of basic shares outstanding, the Adviser generally votes against proposals that will increase shareholder dilution. In general the Adviser will vote against management regarding any proposal that allows management to issue shares during a hostile takeover.

•	Non Voting of Proxies

The Adviser may not vote proxies if voting may be burdensome or expensive, or otherwise not in the best interest of clients.

•	Conflicts of Interest

Should the Adviser have a conflict of interest with regard to voting a proxy, the Adviser will disclose such conflict to the client and obtain client direction as to how to vote the proxy.

•	Record Keeping

The following records will be kept for each client:

•	Copies of the Adviser’s proxy voting policies and procedures.

•	Copies of all proxy statements received.

•

A record of each vote the Adviser casts on behalf of the client along with any notes or documents that were material to making a decision on how to vote a proxy including an abstention on behalf of a client, including the resolution of any conflict.

•	A copy of each written client request for information on how the Adviser voted proxies on behalf of the client and a copy of any written response by the advisor.

This proxy policy will be distributed to all clients of the Adviser and added to Part II of Form ADV. A hard copy of the policy will be included in the Compliance Program and is available on request.

2. Who is Responsible for Implementing this Policy?

The Compliance Officer is responsible for implementing, monitoring and updating this policy, including reviewing decisions made on non-routine issues and potential conflicts of interest. The Compliance Officer is also responsible for maintaining copies of all records and backup documentation in accordance with applicable record keeping requirements. The Compliance Officer can delegate in writing any of his or her responsibilities under this policy to another person.

3. Procedures to Implement this Policy

Conflicts of Interest

From time to time, proxy voting proposals may raise conflicts between the interests of the Advisers’ clients and the interests of the Adviser, its employees, or its affiliates. The Adviser must take certain steps designed to ensure, and must be able to demonstrate that those steps resulted in, a decision to vote the proxies that was based on the clients’ best interest and was not the product of the conflict. For example, conflicts of interest may arise when:

•	A proponent of a proxy proposal has a business relationship with the Adviser or its affiliates;

•	The Adviser or its affiliates have business relationships with participants in proxy contests, corporate directors, or director candidates;

•	An Adviser employee has a personal interest in the outcome of a particular matter before shareholders; or

•	An Adviser employee has a business or personal relationship with participants in proxy contests, corporate directors or director candidates.

The Compliance Officer is responsible for identifying proxy voting proposals that present a conflict of interest. If the Adviser receives a proxy relating to an issuer that raises a conflict of interest, the Compliance Officer shall determine whether the conflict is “material” to any specific proposal included within the proxy. The Compliance Officer will determine whether a proposal is material as follows:

•

Routine Proxy Proposals—Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest for the Adviser, unless the Compliance Officer has actual knowledge that a routine proposal should be treated differently. For this purpose, “routine” proposals would typically include matters such as uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.

•

Non-Routine Proxy Proposals—Proxy proposals that are “non-routine” will be presumed to involve a material conflict of interest, unless the Compliance Officer determines that the Adviser does not have such a conflict of interest. For this purpose, “non-routine” proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans, retirement plans, profit sharing, or other special remuneration plans). The Adviser and the Compliance Officer will determine on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest, the Compliance Officer will consider whether the Adviser or any of its officers, directors, employees, or affiliates may have a business or personal relationship with a participant in a proxy contest, the issuer itself or the issuer’s pension plan, corporate directors, or candidates for directorships.

•	The Compliance Officer will record in writing the basis for any such determination.

STATE FARM VARIABLE PRODUCT TRUST

PART C OF THE REGISTRATION STATEMENT

ITEM 28.	EXHIBITS

(a)	Declaration of Trust(8)
(b)	Bylaws(1)
(c)	N/A
(d)(1)	Amended and Restated Investment Advisory and Management Services Agreement between Registrant and State Farm Investment Management Corp.
(d)(2)	Amended and Restated Investment Sub-Advisory Agreement among Registrant, State Farm Investment Management Corp., and BlackRock Fund Advisors
(d)(3)	Amended and Restated Investment Sub-Advisory Agreement among Registrant, State Farm Investment Management Corp. and Bridgeway Capital Management, Inc.(5)
(d)(4)	Investment Sub-Advisory Agreement among Registrant, State Farm Investment Management Corp. and Rainier Investment Management, LLC(9)
(d)(5)	Investment Sub-Advisory Agreement among Registrant, State Farm Investment Management Corp. and Westwood Management Corp.(5)
(d)(6)	Investment Sub-Advisory Agreement among Registrant, State Farm Investment Management Corp. and Marsico Capital Management, LLC(5)
(d)(7)	Investment Sub-Advisory Agreement among Registrant, State Farm Investment Management Corp. and Northern Cross, LLC(5)
(e)	Underwriting Agreement between Registrant and State Farm VP Management Corp.(3)
(f)	N/A
(g)(1)	Custodial Agreement between Registrant and JP Morgan Chase Bank, N.A.(4)
(g)(2)	Custodial Agreement between Registrant and State Street Bank and Trust Company(7)
(h)(1)	Participation Agreement between Registrant, State Farm VP Management Corp., and State Farm Life Insurance Company Separate Accounts(4)
(h)(2)	Participation Agreement between Registrant, State Farm VP Management Corp., and State Farm Life and Accident Assurance Company Separate Accounts(4)
(h)(3)	Service Agreement among Registrant, State Farm Investment Management Corp., and State Farm Mutual Automobile Insurance Company(2)
(h)(4)	Amended and Restated Voluntary Reimbursement Arrangement between Registrant and State Farm Investment Management Corp.(6)
(h)(5)	Transfer Agency and Service Agreement between Registrant and State Farm Investment Management Corp.(4)
(h)(6)	Master Accounting Services Agreement between Registrant, State Farm Investment Management Corp. and State Street Bank and Trust Company(7)
(i)	Consent of Greenberg Traurig, LLP
(j)	Consent of PricewaterhouseCoopers LLP
(k)	N/A
(l)	N/A
(m)	N/A

(n)	None
(p)(1)	Code of Ethics of State Farm Associates’ Funds Trust, State Farm Investment Management Corp., State Farm Variable Product Trust, State Farm VP Management Corp. and State Farm Mutual Fund Trust(10)
(p)(2)	Code of Ethics of BlackRock Fund Advisors(10)
(p)(3)	Code of Ethics of Bridgeway Capital Management, Inc.(10)
(p)(4)	Code of Ethics of Rainier Investment Management, LLC
(p)(5)	Code of Ethics of Westwood Management Corp.
(p)(6)	Code of Ethics of Marsico Capital Management, LLC
(p)(7)	Code of Ethics of Northern Cross, LLC(10)

(1)	Incorporated by reference to the initial Registration Statement on Form N-1A filed on behalf of the Registrant on February 27, 1997 (File Nos. 333-22467, 811-08073).
(2)	Incorporated by reference to Pre-Effective Amendment No. 1 on Form N-1A filed on behalf of the Registrant on November 25, 1997 (File Nos. 333-22467, 811-08073).
(3)	Incorporated by reference to Post-Effective No. 4 on Form N-1A filed on behalf of Registrant on April 30, 2001 (File Nos. 333-22467, 811-08073)
(4)	Incorporated by reference to Post-Effective Amendment No. 12 on Form N-1A filed on behalf of Registrant on July 22, 2005 (File Nos. 333-22467, 811-08073)
(5)	Incorporated by reference to Post-Effective Amendment No. 21 on Form N-1A filed on behalf of Registrant on August 29, 2008 (File Nos. 333-22467, 811-08073)
(6)	Incorporated by reference to Post-Effective Amendment No. 22 on Form N-1A filed on behalf of Registrant on April 30, 2009 (File Nos. 333-22467, 811-08073).
(7)	Incorporated by reference to Post-Effective Amendment No. 25 on Form N-1A filed on behalf of Registrant on April 30, 2010 (File Nos. 333-22467, 811-08073)
(8)	Incorporated by reference to Post-Effective Amendment No. 30 on Form N-1A filed on behalf of Registrant on April 30, 2013 (File Nos. 333-22467, 811-08073)
(9)	Incorporated by reference to Post-Effective Amendment No. 32 on Form N-1A filed on behalf of Registrant on April 29, 2014 (File Nos. 333-22467, 811-08073)
(10)	Incorporated by reference to Post-Effective Amendment No. 34 on Form N-1A filed on behalf of Registrant on April 29, 2015 (File Nos. 333-22467, 811-08073)

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

The Registrant does not consider that there are any persons directly or indirectly controlling, controlled by, or under common control with, the registrant within the meaning of this item. The information in the Statement of Additional Information under the caption “Management of the Trust - Trustees and Officers” and “Additional Information - Shares” is incorporated herein by reference.

ITEM 30.	INDEMNIFICATION

As a Delaware statutory trust, Registrant’s operations are governed by its Declaration of Trust dated February 21, 1997 (the Declaration of Trust). Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (the DSTA) provides that a shareholder of a trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit Delaware corporations. Registrant’s Declaration of Trust expressly provides that it has been organized under the DSTA and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware statutory trust, such as Registrant, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case Registrant’s shareholders could be subject to personal liability.

To protect Registrant’s shareholders against the risk of personal liability, the Declaration of Trust: (i) contains an express disclaimer of shareholder liability for acts or obligations of Registrant and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by Registrant or its Trustees; (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of Registrant or any series of Registrant; and (iii) provides that Registrant shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Registrant and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (iii) Registrant itself would be unable to meet its obligations. In the light of Delaware law, the nature of Registrant’s business and the nature of its assets, the risk of personal liability to a shareholder is remote.

The Declaration of Trust further provides that Registrant shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of Registrant. The Declaration of Trust does not authorize Registrant to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons, or otherwise, Registrant has been advised that in the opinion of the Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

The information in the statement of additional information under the caption “Management of the Trust” is incorporated herein by reference. Other than its status as investment adviser to other State Farm mutual funds and other advisory clients, State Farm Investment Management Corp., has not at any time during the past two fiscal years engaged in any other business of a substantial nature. The directors and officers of State Farm Investment Management Corp., whose status is determined as of January 1, 2016, have engaged during the previous two fiscal years in other businesses, professions, vocations or employment or in the capacity of director, officer, employee, partner or trustee as described in the SAI and as described below:

Directors and Officers of State Farm Investment Management Corp.:

Michael L. Tipsord, Director and President. Chief Executive Officer - State Farm Mutual Automobile Insurance Company.

Dick Paul, Director, Senior Vice President and Treasurer. Vice President - State Farm Mutual Automobile Insurance Company.

Mark Mikel, Vice President - Financial and Secretary*

Paul J. Smith, Senior Vice President and Director*

Joe R. Monk, Jr., Senior Vice President and Director*

Rand Harbert, Senior Vice President and Director. Executive Vice President and Chief Agency Sales and Marketing Officer - State Farm Mutual Automobile Insurance Company.

Lisa Stewart, Vice President*

Joseph P. Young, Vice President*

David Grizzle, Chief Compliance Officer, Assistant Secretary-Treasurer and Anti-Money Laundering Compliance Officer*

*	See the information contained in the statement of additional information under the caption “Trustees and Officers,” incorporated herein by reference.

ITEM 32.	PRINCIPAL UNDERWRITER

State Farm VP Management Corp. serves as the principal underwriter to the Registrant. State Farm VP Management Corp. also serves as principal underwriter to (i) variable insurance products issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company, (ii) State Farm Associates’ Funds Trust, and (iii) State Farm Mutual Fund Trust. The following table contains information concerning each director and officer of State Farm VP Management Corp., whose status is determined as of January 1, 2016, (unless otherwise indicated, the principal business address for each person shown is One State Farm Plaza, Bloomington, IL 61710-0001):

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
Michael L. Tipsord	Director and President	None

Dick Paul	Director, Vice President and Treasurer	None

Rand Harbert	Director and Senior Vice President	None

Joe R. Monk, Jr.	Senior Vice President and Director	President and Chairperson of the Board

Paul J. Smith	Senior Vice President and Director	Trustee, Senior Vice President and Treasurer

Mark Mikel	Vice President - Financial and Secretary	Vice President and Secretary

Terry Ludwig	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	None

Lisa Stewart	Vice President	Vice President

David R. Grizzle	Assistant Secretary - Treasurer	Chief Compliance Officer, Assistant Secretary - Treasurer and Anti-Money Laundering Compliance Officer

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption and Repurchase	Brokerage Commissions	Other Compensation
State Farm VP Management Corp.	N/A	N/A	N/A	N/A

ITEM 33.	LOCATION OF ACCOUNTS AND RECORDS

(a)	Registrant

(b)	State Farm Investment Management Corp.

One State Farm Plaza

Bloomington, Illinois 61710-0001

(c)	BlackRock Fund Advisors

400 Howard Street

San Francisco, California 94105

(d)	State Street Bank & Trust Company

200 Clarendon Street

Boston, Massachusetts 02116

(e)	JP Morgan Chase Bank

North American Insurance Securities Services

3 Chase MetroTech Center, 5th Floor

Brooklyn, New York 11245

(f)	Bridgeway Capital Management, Inc.

5615 Kirby Drive, Suite 518

Houston, Texas 77005-2448

(g)	Rainier Investment Management, LLC

601 Union Street, Suite 2801

Seattle, Washington 98101

(h)	Westwood Management Corp.

200 Crescent Court

Dallas, Texas 75201

(i)	Marsico Capital Management, LLC

1200 17th Street, Suite 1600

Denver, Colorado 80202

(j)	Northern Cross, LLC

125 Summer Street, 14th Floor,

Suite 1470

Boston, Massachusetts 02110

ITEM 34.	MANAGEMENT SERVICES

All the management-related service contracts under which services are provided to the Registrant are discussed in Parts A and B of this Registration Statement.

ITEM 35.	UNDERTAKINGS

N/A

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, State Farm Variable Product Trust, certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomington, and State of Illinois on the 29th day of April 2016.

STATE FARM VARIABLE PRODUCT TRUST

By:	/s/ Joe R. Monk, Jr.
Joe R. Monk, Jr.
Trustee, President and Chairperson of the Board

Pursuant to the Securities Act of 1933, this post-effective amendment has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Joe R. Monk, Jr. Joe R. Monk, Jr.	Trustee, President and Chairperson of the Board	April 29, 2016

*Paul J. Smith	Trustee, Senior Vice President and Treasurer	April 29, 2016

*Thomas M. Mengler	Trustee	April 29, 2016

*Diane L. Wallace	Trustee	April 29, 2016

*Victor J. Boschini	Trustee	April 29, 2016

*David L. Vance	Trustee	April 29, 2016

*Alan R. Latshaw	Trustee	April 29, 2016

*Anita M. Nagler	Trustee	April 29, 2016

By:	/s/ David Moore
David Moore
Attorney-In-Fact
April 29, 2016

*	Original powers of attorney authorizing David Moore, among others, to execute this Registration Statement, and amendments thereto, for the trustee of the Registrant on whose behalf this Registration Statement is filed, have been executed and are attached to this Amendment to the Registration Statement.

EXHIBIT INDEX

N-1A ITEM 23 EXHIBIT LETTER DESCRIPTION

(d)(1)	Amended and Restated Investment Advisory and Management Services Agreement between Registrant and State Farm Investment Management Corp.

(d)(2)	Amended and Restated Investment Sub-Advisory Agreement among Registrant, State Farm Investment Management Corp., and BlackRock Fund Advisors

(i)	Consent of Greenburg Traurig, LLP

(j)	Consent of PricewaterhouseCoopers LLP

(p)(4)	Code of Ethics of Rainier Investment Management, LLC

(p)(5)	Code of Ethics of Westwood Management Corp.

(p)(6)	Code of Ethics of Marsico Capital Management, LLC

Powers of Attorney